Exhibit 10.31

LOAN, SECURITY AND GUARANTEE AGREEMENT
Dated as of June 14, 2011
among
MCJUNKIN RED MAN CORPORATION,
GREENBRIER PETROLEUM CORPORATION,
MCJUNKIN NIGERIA LIMITED,
MCJUNKIN — PUERTO RICO CORPORATION,
MCJUNKIN RED MAN DEVELOPMENT CORPORATION,
MCJUNKIN — WEST AFRICA CORPORATION,
MIDWAY — TRISTATE CORPORATION,
MILTON OIL & GAS COMPANY,
MRC MANAGEMENT COMPANY,
MRM OKLAHOMA MANAGEMENT LLC,
RUFFNER REALTY COMPANY
and
THE SOUTH TEXAS SUPPLY COMPANY, INC.,
as U.S. Borrowers and Canadian Facility Guarantors,
MIDFIELD SUPPLY ULC,
as a Canadian Borrower,
any other U.S. Borrowers and Canadian Borrowers party hereto from time to time
and
certain other U.S. Subsidiaries of U.S. Borrowers
party hereto from time to time as U.S. Facility Guarantors and Canadian Facility Guarantors,
CERTAIN FINANCIAL INSTITUTIONS,
as Lenders,
BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,
BARCLAYS CAPITAL
and
WELLS FARGO CAPITAL FINANCE LLC,
as Co-Syndication Agents,
GOLDMAN SACHS LENDING PARTNERS LLC
and
U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents and Managing Agents
and
SUNTRUST BANK
and
TD BANK, N.A.,
as Managing Agents

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Lead Arranger and Book Manager
and
BARCLAYS CAPITAL
and
WELLS FARGO CAPITAL FINANCE, LLC,
as Joint Lead Arrangers and as Joint Book Managers

i

LIST OF EXHIBITS AND SCHEDULES

Exhibit A-1	Form of Assignment and Acceptance
Exhibit A-2	Form of Assignment Notice
Exhibit B-1	Form of Canadian Borrowing Base Certificate
Exhibit B-2	Form of U.S. Borrowing Base Certificate
Exhibit C-1	Form of Canadian Revolver Note
Exhibit C-2	Form of U.S. Revolver Note
Exhibit D	Form of Compliance Certificate
Exhibit E	Form of Notice of Borrowing
Exhibit F	Form of Notice of Conversion/Continuation
Exhibit G-1	Form of Canadian Perfection Certificate
Exhibit G-2	Form of U.S. Perfection Certificate
Exhibit H-1	Form of Canadian Closing Certificate
Exhibit H-2	Form of U.S. Closing Certificate
Exhibit I	Form of Joinder Agreement
Exhibit J-1	Form of Non-Bank Certificate for Non-Partnership
Exhibit J-2	Form of Non-Bank Certificate for Partnership
Schedule 1.1(a)	Consolidated Interest Expense
Schedule 1.1(b)	Existing Letters of Credit
Schedule 2.1.1(a)	U.S. Revolver Commitment
Schedule 2.1.1(b)	Canadian Revolver Commitment
Schedule 7.3	Pledged Stock/Pledged Debt Securities
Schedule 8.3	Deposit Accounts
Schedule 8.4.1	Location of Collateral
Schedule 9.1.12	Subsidiaries/Excluded Subsidiaries
Schedule 10.1.11	Permitted Transactions with Affiliates
Schedule 10.1.16(c)	Post-Closing Actions
Schedule 10.2.1	Existing Indebtedness
Schedule 10.2.2	Existing Liens
Schedule 10.2.4	Non-Core Assets
Schedule 10.2.5	Permitted Investments
Schedule 10.2.10	Permitted Burdensome Agreements
Schedule 13.3.3	Permitted Assignees

LOAN, SECURITY AND GUARANTEE AGREEMENT
     THIS LOAN, SECURITY AND GUARANTEE AGREEMENT is dated as of June 14, 2011, among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and, together with the other Canadian Borrowers (as defined herein) and the U.S. Borrowers (as defined herein), the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries (as defined herein) of the U.S. Borrowers which may hereafter become party to this Agreement as U.S. Facility Guarantors and Canadian Facility Guarantors (each as defined herein), the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent and administrative agent for itself and the other Secured Parties (as defined herein) (together with any successor agent appointed pursuant to Section 12.8, the “Agent”), Barclays Capital, the investment banking division of Barclays Bank PLC, and Wells Fargo Capital Finance LLC, as Co-Syndication Agents, Goldman Sachs Lending Partners LLC and U.S. Bank National Association, as Co-Documentation Agents and Managing Agents, and SunTrust Bank and TD Bank, N.A., as Managing Agents.
R E C I T A L S:
     The Borrowers have requested that Lenders provide a senior secured revolving credit facility to the Borrowers to finance their mutual and collective business enterprise consisting of a Canadian tranche in the initial maximum facility amount of Cdn$150,000,000 and a U.S. tranche in the initial maximum facility amount of $900,000,000. Lenders are willing to provide the senior secured revolving credit facility on the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:
SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION
     1.1 Definitions. As used herein, the following terms have the meanings set forth below:

     Account: as defined in the UCC or the PPSA, as applicable, including all rights to payment for goods sold or leased, or for services rendered, whether or not they have been earned by performance.
     Account Debtor: any Person who is obligated under an Account, Chattel Paper or General Intangible.
     Accounting Change: as defined in Section 1.2.
     Acquired EBITDA: with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined using such definitions as if references to the Borrowers and their Subsidiaries therein were to such Pro Forma Entity and its Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity in accordance with GAAP.
     Acquired Entity or Business: as defined in the term “Consolidated EBITDA”.
     Additional Lender: as defined in Section 2.1.7(a).
     Affiliate: with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power (a) to vote 20% or more of the securities having ordinary voting power for the election of directors, in the case of a corporation, or equivalent governing body, in the case of any other type of legal entity, of a Person or (b) to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have correlative meanings.
     Agent: as defined in the preamble to this Agreement.
     Agent Indemnitees: the Agent and its officers, directors, employees, Affiliates and agents.
     Agent Professionals: attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by Agent.
     Agreement: this Loan, Security and Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
     Allocable Amount: as defined in Section 5.10.3(b).
     AML Legislation: as defined in Section 14.17.
     Applicable Canadian Borrower: (a) the Initial Canadian Borrower or (b) any other Canadian Borrower, as the context requires.

     Applicable Canadian Borrower Commitment: with respect to any Canadian Borrower, the amount of Canadian Revolver Commitments up to which such Canadian Borrower may borrow Canadian Revolver Loans or request the issuance of Canadian Letters of Credit, as designated by the Loan Party Agent from time to time, and in an aggregate amount for all Canadian Borrowers not to exceed the total Canadian Revolver Commitments.
     Applicable Canadian Borrower Secured Obligations: (a) if the Initial Canadian Borrower is the only Canadian Borrower, the Canadian Facility Secured Obligations of the Initial Canadian Borrower and (b) if there is more than one Canadian Borrower, the Secured Obligations of the Applicable Canadian Borrower.
     Applicable Law: all laws, rules, regulations and legally binding governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law and common law, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities (having the force of law).
     Applicable Lenders: with respect to the U.S. Borrowers, the U.S. Lenders, and with respect to the Canadian Borrowers, the Canadian Lenders.
     Applicable Margin: with respect to any Type of Loan and such other Obligations specified below, the respective margin set forth below, as determined by reference to the Consolidated Fixed Charge Coverage Ratio as calculated as of the last day of the fiscal quarter then most recently ended:

			U.S. Base
		LIBOR Loans,	Rate Loans,
		Canadian BA Rate	Canadian Base
	Consolidated	Loans, U.S. Letter of	Rate Loans and
	Fixed Charge	Credit Fees, Canadian	Canadian Prime
Level	Coverage Ratio	Letter of Credit Fees	Rate Loans
I	≤ 1.50: 1.00	2.25%	1.25%
II	> 1.50: 1.00	2.00%	1.00%
	but
	≤ 2.25: 1.00
III	> 2.25: 1.00	1.75%	.75%
Until December 1, 2011, margins shall be determined as if Level II were applicable. Thereafter, the margins shall be subject to increase or decrease upon receipt by the Agent pursuant to Sections 10.1.1(a) and (b) of the financial statements and corresponding Compliance Certificate, which change shall be effective on the first day of the calendar month immediately following receipt. If, by the first day of a month, any financial statement or Compliance Certificate due in the preceding month has not been received, then, at the option of the Agent or Required Lenders, the margins shall be determined as if Level I were applicable, from such day until the first day of the calendar month immediately following actual receipt.

     Approved Fund: any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in its ordinary course of activities, has the capacity to fund Revolver Loans hereunder and is administered or managed by a Lender, an entity that administers or manages a Lender, or an Affiliate of either.
     Assignment and Acceptance: an assignment agreement between a Lender and Eligible Assignee (and, to the extent required by the definition of “Eligible Assignee,” consented to by the Loan Party Agent), in the form of Exhibit A-1.
     ATB Financial Debt: a fixed asset revolving term loan facility made by Alberta Treasury Branches in favor of the Initial Canadian Borrower and its Subsidiaries, in the aggregate amount of $15,000,000 pursuant to the Amended and Restated Commitment Letter, dated as of November 13, 2009, as amended, modified, supplemented or restated to the Closing Date.
     Bank of America: Bank of America, N.A., a national banking association, and its successors and assigns.
     Bank of America (Canada): Bank of America, N.A. (acting through its Canada branch).
     Bank of America Indemnitees: Bank of America, Bank of America (Canada) and their respective officers, directors, employees, Affiliates and agents.
     Bank Product: any of the following products, services or facilities extended to any Borrower or Subsidiary by a Lender or any of its Affiliates: (a) Cash Management Services; (b) products under Hedge Agreements (other than Hedge Agreements that constitute Notes Priority Lien Debt for purposes of the Intercreditor Agreement); (c) commercial credit card, purchase card and merchant card services; and (d) other banking products or services as may be requested by any Borrower or Subsidiary, other than loans and letters of credit.
     Bank Product Debt: Indebtedness and other obligations of a Loan Party relating to Bank Products.
     Bank Product Document: any agreement, instrument or other document entered into in connection with any Bank Product Debt.
     Board of Governors: the Board of Governors of the Federal Reserve System.
     Borrower and Borrowers: as defined in the preamble to this Agreement.
     Borrower Group: a group consisting of (i) the U.S. Borrowers or (ii) the Canadian Borrowers, as the context requires.
     Borrower Group Commitment: with respect to the commitment of a U.S. Lender, its U.S. Revolver Commitment and, with respect to the commitment of a Canadian Lender, its Canadian Revolver Commitment; and the term “Borrower Group Commitments” means, collectively, the Borrower Group Commitments of U.S. Lenders and the Borrower Group Commitments of Canadian Lenders. To the extent any Lender has both a U.S. Revolver Commitment and a

Canadian Revolver Commitment, such Commitments shall be considered as separate Commitments for purposes of this definition.
     Borrowing: a group of Loans of one Type that are made on the same day or are converted into Loans of one Type on the same day.
     Borrowing Base: the Total Canadian Borrowing Base, the Canadian Borrowing Base and/or the U.S. Borrowing Base, as the context requires.
     Borrowing Base Certificate: a certificate, executed by a Senior Officer of the Loan Party Agent, in the form of Exhibit B-1 with respect to any Canadian Borrowing Base, and in the form of Exhibit B-2 with respect to the U.S. Borrowing Base, in each case, with such changes as may be agreed to by Loan Party Agent and Agent, setting forth the Borrowers’ calculation of the Borrowing Base.
     Business Day: any day excluding Saturday, Sunday and any other day that is a legal holiday under the laws of the State of North Carolina or the State of New York or is a day on which banking institutions located in such state are closed; and when used with reference to (i) a LIBOR Loan, the term shall also exclude any day on which banks are not open for the transaction of banking business in London, United Kingdom and (ii) a Canadian Revolver Loan, shall also exclude a day on which banks in Toronto, Ontario, Canada are not open for the transaction of banking business.
     Canadian Availability: as of any date of determination, (a) the lesser of (i) the Canadian Revolver Commitments minus all Canadian LC Obligations as of such date of determination and (ii) the Total Canadian Borrowing Base as of such date of determination, minus (b) the principal balance of all Canadian Revolver Loans.
     Canadian Availability Reserves: the sum (without duplication) of (a) the aggregate amount of the Canadian Rent Reserve, if any, established pursuant to clause (h) of the definition of Canadian Eligible Inventory; (b) the Canadian LC Reserve; (c) the Canadian Bank Product Reserve; (d) the Canadian Priority Payables Reserve; and (e) such additional reserves, in such amounts and with respect to such matters, as the Agent may establish in its Permitted Discretion.
     Canadian BA Rate: with respect to each Interest Period for a Canadian BA Rate Loan, the rate of interest per annum equal to the average rate applicable to Canadian Dollar Bankers’ Acceptances having an identical or comparable term as the proposed Canadian BA Rate Loan displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuter Monitor Money Rates Service as at approximately 10:00 a.m. Toronto time on such day (or, if such day is not a Business Day, as of 10:00 a.m. Toronto time on the immediately preceding Business Day), plus five (5) basis points, provided that if such rate does not appear on the CDOR Page at such time on such date, the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) as of 10:00 a.m. Eastern time on such day at which a Canadian chartered bank listed on Schedule 1 of the Bank Act (Canada) as selected by Agent is then offering to purchase Canadian Dollar Bankers’ Acceptances accepted by it having such specified term (or a term as closely as possible comparable to such specified term), plus five (5) basis points.

     Canadian BA Rate Loan: a Canadian Revolver Loan, or portion thereof, funded in Canadian Dollars and bearing interest calculated by reference to the Canadian BA Rate.
     Canadian Bank Product Reserve: the aggregate amount of reserves, as established by the Agent from time to time in its Permitted Discretion and in consultation with Loan Party Agent, to reflect the reasonably anticipated liabilities in respect of the then outstanding Secured Bank Product Obligations of the Canadian Domiciled Loan Parties and their Subsidiaries.
     Canadian Base Rate: on any date, the highest of (i) a fluctuating rate of interest per annum equal to the rate of interest in effect for such day as publicly announced from time to time by Bank of America (Canada) as its “Base Rate”, (ii) the sum of 0.50% plus the Federal Funds Rate for such day, and (iii) the sum of 1.00% plus the LIBOR rate for a thirty (30) day Interest Period as determined on such day. The “Base Rate” is a rate set by Bank of America (Canada) based upon various factors including Bank of America (Canada)’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans made in Dollars in Canada, which may be priced at, above, or below such announced rate. Any change in such rate shall take effect at the opening of business on the day of such change. In the event Bank of America (Canada) (including any successor or assignee) does not at any time announce a “Base Rate”, clause (i) of Canadian Base Rate shall mean the “Base Rate” (being the rate for loans made in Dollars in Canada) publicly announced by a Canadian Schedule 1 Chartered Bank selected by Agent.
     Canadian Base Rate Loan: a Canadian Revolver Loan, or portion thereof, funded in Dollars and bearing interest calculated by reference to the Canadian Base Rate.
     Canadian Borrowers: (a) the Initial Canadian Borrower and (b) each other Canadian Subsidiary that, after the date hereof, has executed a supplement or joinder to this Agreement in accordance with Section 10.1.13(a) or (b), as applicable, and has satisfied the other requirements set forth in Section 10.1.13(a) or (b), as applicable, in order to become a Canadian Borrower.
     Canadian Borrowing Base: at any time, with respect to the Applicable Canadian Borrower, an amount equal to the sum of, without duplication:
     (a) the book value of Canadian Eligible Accounts of the Applicable Canadian Borrower multiplied by the advance rate of 85%, plus
     (b) the lesser of (i) 70% of the net book value of Canadian Eligible Inventory of the Applicable Canadian Borrower (adding back the LIFO reserve calculated in accordance with GAAP) and (ii) Net Orderly Liquidation Value of Canadian Eligible Inventory of the Applicable Canadian Borrower (which shall be (A) net of the current monthly shrinkage reserve calculated in accordance with GAAP and (B) valued at Cost) multiplied by the advance rate of 85%, minus
     (c) subject to Section 7.5, effective (i) immediately upon or (ii) five (5) Business Days after, in the case of Canadian Availability Reserves allocable to the Applicable Canadian Borrower which would cause the aggregate amount of the Canadian Revolver Loans allocable to the Applicable Canadian Borrower at such time to exceed the lesser of the Applicable Canadian Borrower’s Applicable Canadian Borrower

Commitment and the Applicable Canadian Borrower’s Canadian Borrowing Base then in effect, in each case, notification thereof to the Applicable Canadian Borrower by the Agent, any and all such Canadian Availability Reserves.
The Canadian Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate theretofore delivered to the Agent with such adjustments as the Agent deems appropriate in its Permitted Discretion to assure that the Canadian Borrowing Base is calculated in accordance with the terms of this Agreement.
     Canadian Cash Collateral Account: a demand deposit, money market or other account established by Agent at Bank of America (Canada) or such other financial institution as Agent may select in its discretion with the consent of Loan Party Agent (not to be unreasonably withheld or delayed), which account shall be for the benefit of the Canadian Facility Secured Parties and shall be subject to Agent’s Liens securing the Canadian Facility Secured Obligations; provided that the foregoing consent of Loan Party Agent to the selection by Agent in its discretion of a financial institution other than Bank of America (Canada) shall not be required if an Event of Default has occurred and is continuing.
     Canadian Dollars or Cdn$: the lawful currency of Canada.
     Canadian Domiciled Loan Party: any Canadian Borrower and each Canadian Subsidiary now or hereafter party hereto as a Loan Party, and “Canadian Domiciled Loan Parties” means all such Persons, collectively.
     Canadian Dominion Account: a special account established by the Canadian Domiciled Loan Parties at Bank of America (Canada) or another bank acceptable to Agent, over which Agent has exclusive control for withdrawal purposes.
     Canadian Eligible Accounts: at any time, the Accounts of the Applicable Canadian Borrower at such date except any Account:
     (a) which is not subject to a duly perfected and opposable Lien in favor of the Agent;
     (b) which is subject to any Lien (including Liens permitted by Section 10.2.2) other than (i) a Lien in favor of the Agent and (ii) a Permitted Lien which does not have priority over the Lien in favor of the Agent; provided that, with respect to any tax Lien having such priority, eligibility of Accounts shall be reduced by the amount of such tax Lien having such priority;
     (c) owing by any Account Debtor with respect to which more than 120 days have elapsed since the date of the original invoice therefor or which is more than 60 days past the due date for payment;
     (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible pursuant to clause (c) above;

     (e) which is owing (i) by Canadian Natural Resources Limited and its Affiliates to the extent the aggregate amount of Accounts owing from Canadian Natural Resources Limited and its Affiliates to Canadian Borrowers exceeds 30% of the aggregate Canadian Eligible Accounts or (ii) by any other Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to Canadian Borrowers exceeds 20% of the aggregate Canadian Eligible Accounts (or such higher percentage as the Agent may establish for the Account Debtor from time to time), in each case, only to the extent of such excess;
     (f) with respect to which any covenant, representation, or warranty relating to such Account contained in this Agreement has been breached or is not true in any material respect;
     (g) which (i) does not arise from the sale of goods or performance of services in the Ordinary Course of Business, (ii) is not evidenced by an invoice, or other documentation satisfactory to the Agent, which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon the Applicable Canadian Borrower’s completion of any further performance, or (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment which is billed prior to actual sale to the end user, cash-on-delivery or any other repurchase or return basis, except with respect to up to $10,000,000 of such Accounts in the aggregate for the U.S. Borrowing Base and the Total Canadian Borrowing Base on a combined basis as described in this clause (v) and paragraph (g)(v) of the U.S. Eligible Accounts;
     (h) for which the goods giving rise to such Account (other than Accounts described in the foregoing paragraph (g)(v)) have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by the Applicable Canadian Borrower;
     (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;
     (j) which is owed by an Account Debtor in respect of which an Insolvency Proceeding has been commenced or which is otherwise a debtor or a debtor in possession under any bankruptcy law or any other federal, state or foreign (including any province or territory) receivership, insolvency relief or other law or laws for the relief of debtors, including the Bankruptcy and Insolvency Act (Canada) and the CCAA, unless the payment of Accounts from such Account Debtor is secured by assets of, or guaranteed by, in either case, in a manner reasonably satisfactory to the Agent, a Person that is reasonably acceptable to the Agent or, if the Account from such Account Debtor arises subsequent to a decree or order for relief with respect to such Account Debtor under the Bankruptcy and Insolvency Act (Canada) or the CCAA, as now or hereafter in effect, the Agent shall have reasonably determined that the timely payment and collection of such Account will not be impaired;
     (k) which is owed by an Account Debtor which has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs or is not solvent;

     (l) which is owed by an Account Debtor which is not organized under applicable law of the U.S. or Canada, any state of the U.S. or any province or territory of Canada and does not have its principal place of business in the U.S. or Canada unless such Account is backed by a letter of credit or other credit support reasonably acceptable to the Agent and which is in the possession of the Agent;
     (m) which is owed in any currency other than Dollars or Canadian Dollars;
     (n) which is owed by any Governmental Authority, unless (i) the Account Debtor is the United States or any department, agency or instrumentality thereof, and the Account has been assigned to the Agent in compliance with the U.S. Assignment of Claims Act, and any other steps necessary to perfect or render opposable the Lien of the Agent in such Account have been complied with to the Agent’s reasonable satisfaction, (ii) the Account Debtor is the government of Canada or a province or territory thereof, and the Account has been assigned to the Agent in compliance with the Financial Administration Act (or similar Applicable Law of such province or territory), and any other steps necessary to perfect or render opposable the Lien of the Agent in such Account have been complied with to the Agent’s reasonable satisfaction, or (iii) such Account is backed by a letter of credit reasonably acceptable to the Agent and which is in the possession of the Agent;
     (o) which is owed by any Affiliate, employee, director, or officer of any Loan Party; provided that portfolio companies of the Sponsor that do business with the Applicable Canadian Borrower in the Ordinary Course of Business will not be treated as Affiliates for purposes of this clause (o);
     (p) which is owed by an Account Debtor or any Affiliate of such Account Debtor which is the holder of Indebtedness issued or incurred by any Loan Party; provided, that any such Account shall only be ineligible as to that portion of such Account which is less than or equal to the amount owed by the Loan Party to such Person;
     (q) which is subject to any counterclaim, deduction, defense, setoff, right of compensation or dispute, but only to the extent of the amount of such counterclaim, deduction, defense, setoff, right of compensation or dispute, unless (i) the Agent, in its Permitted Discretion, has established Canadian Availability Reserves and determines to include such Account as a Canadian Eligible Account or (ii) such Account Debtor has entered into an agreement reasonably acceptable to the Agent to waive such rights;
     (r) which is evidenced by any promissory note, Chattel Paper or Instrument (in each case, other than any such items that are delivered to the Agent);
     (s) which is owed by an Account Debtor located in any jurisdiction that requires, as a condition to access to the courts of such jurisdiction, that a creditor qualify to transact business, file a business activities report or other report or form, or take one or more other actions, unless the Applicable Canadian Borrower has so qualified, filed such reports or forms, or taken such actions (and, in each case, paid any required fees or other charges), except to the extent the Applicable Canadian Borrower may qualify subsequently as a foreign entity authorized to transact business in such jurisdiction and gain access to such courts, without incurring any cost or penalty reasonably viewed by the Agent to be material in amount, and such later qualification cures any access to such courts to enforce payment of such Account;
     (t) with respect to which the Applicable Canadian Borrower has made any agreement with the Account Debtor for any reduction thereof, but only to the extent of such reduction, other than discounts and adjustments given in the Ordinary Course of Business; or
     (u) which the Agent determines is ineligible in its Permitted Discretion.
Subject to Sections 14.1 and 7.5 and the definition of Canadian Borrowing Base, the Agent may modify the foregoing criteria in its Permitted Discretion.
     Canadian Eligible Inventory: at any date of determination thereof, the aggregate amount of all Inventory owned by the Applicable Canadian Borrower at such date except any Inventory:
     (a) which is not subject to a duly perfected and opposable Lien in favor of the Agent;
     (b) which is subject to any Lien (including Liens permitted by Section 10.2.2) other than (i) a Lien in favor of the Agent and (ii) a Permitted Lien which does not have priority over the Lien in favor of the Agent (other than any bailee, warehouseman, landlord or similar non-consensual Liens having priority by operation of law to the extent either subclause (i) or (ii) of clauses (h) or (i) below of Canadian Eligible Inventory is satisfied with respect to the relevant Inventory); provided that, with respect to any tax Lien having such priority, eligibility of Inventory shall be reduced by the amount of such tax Lien having such priority;
     (c) which is, in the Agent’s Permitted Discretion, slow moving, obsolete, unmerchantable, defective, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the Ordinary Course of Business or unacceptable due to age, type, category and/or quantity;
     (d) with respect to which any covenant, representation, or warranty contained in this Agreement has been breached or is not true in any material respect;
     (e) which does not conform in all material respects to all standards imposed by any applicable Governmental Authority (except that any standard that is qualified as to “materiality” shall have been conformed to in all respects);
     (f) which constitutes packaging and shipping material, manufacturing supplies, display items, bill-and-hold goods (other than bill-and-hold goods, the sale of which has been excluded from Canadian Eligible Accounts pursuant to clause (g)(v) of the definition thereof), returned or repossessed goods (other than goods that are undamaged and able to be resold in the Ordinary Course of Business), defective goods, goods held on consignment, goods to be returned to the Applicable Canadian Borrower’s suppliers or goods which are not of a type held for sale in the Ordinary Course of Business;
     (g) which is not located in Canada or the United States or is not at a location listed on Schedule 8.4.1 (as updated from time to time in accordance with the provisions hereof) other than goods in transit between locations of the Loan Parties;
     (h) which is located, at any time after the Temporary Eligibility Period, in any location leased by the Applicable Canadian Borrower unless (i) the lessor has delivered to the Agent a Collateral Access Agreement or (ii) a Canadian Rent Reserve has been established by the Agent;
     (i) which is located, at any time after the Temporary Eligibility Period, in any third party warehouse or is in the possession of a bailee, processor or other Person and is not evidenced by a Document, unless (i) such warehouseman, bailee, processor or other Person has delivered to the Agent a Collateral Access Agreement and/or such other documentation as the Agent may reasonably require or (ii) appropriate Canadian Availability Reserves have been established by the Agent in its Permitted Discretion;
     (j) which is the subject of a consignment by the Applicable Canadian Borrower as consignor unless (i) a protective PPSA financing statement has been properly filed against the consignee (as assigned to the Agent), and (ii) there is a written agreement acknowledging that such Inventory is held on consignment, that the Applicable Canadian Borrower or retains title to such Inventory, that no Lien arising by, through or under such consignment has attached or will attach to such Inventory (and proceeds thereof) and requiring consignee to segregate the consigned Inventory from the consignee’s other personal or movable property;
     (k) which is perishable as determined in accordance with GAAP; or
     (l) which contains or bears any intellectual property rights licensed to the Applicable Canadian Borrower unless the Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor in any material respect or (ii) incurring any material liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement.
     Subject to Sections 14.1 and 7.5 and the definition of Canadian Borrowing Base, the Agent may modify the foregoing criteria in its Permitted Discretion.
     Canadian Employee Plan: any employee benefit plan, policy, program, agreement or arrangement, including retirement, pension, profit sharing, employment, bonus or other incentive compensation, retention, stock purchase, equity or equity-based compensation, deferred compensation, change in control, severance, sick leave, vacation, loans, salary continuation, hospitalization, health, life insurance, educational assistance or other fringe benefit or perquisite plan, policy, agreement which is or was sponsored, maintained or contributed to by, or required to be contributed to by, a Canadian Domiciled Loan Party, or with respect to which a Canadian

Domiciled Loan Party has, or could reasonably be expected to have, any obligation or liability, contingent or otherwise, but excluding the Canada Pension Plan, Quebec Pension Plan and any provincial or federal program providing health benefits, employment insurance or workers’ compensation benefits.
     Canadian Facility Collateral: Collateral that now or hereafter secures (or is intended to secure) any of the Canadian Facility Secured Obligations, including Property of the U.S. Domiciled Loan Parties pledged to secure their Secured Obligations under their guarantee of the Canadian Facility Secured Obligations.
     Canadian Facility Guarantee: each guarantee agreement (including this Agreement) at any time executed by a Canadian Facility Guarantor in favor of the Agent guaranteeing all or any portion of the Canadian Facility Secured Obligations.
     Canadian Facility Guarantor: each U.S. Borrower, each U.S. Facility Guarantor and each other Person (if any) who guarantees payment and performance of any Canadian Facility Secured Obligations.
     Canadian Facility Loan Party: a Canadian Borrower or a Canadian Facility Guarantor.
     Canadian Facility Obligations: all Obligations of the Canadian Facility Loan Parties (excluding, for the avoidance of doubt, the Obligations of the U.S. Domiciled Loan Parties as guarantors of any U.S. Facility Obligations).
     Canadian Facility Secured Obligations: all Secured Obligations of the Canadian Facility Loan Parties.
     Canadian Facility Secured Parties: Agent, any Canadian Fronting Bank, Canadian Lenders and Secured Bank Product Providers of Bank Products to Canadian Facility Loan Parties.
     Canadian Fronting Bank: Bank of America (Canada) or any Affiliate thereof that agrees to issue Canadian Letters of Credit or, if reasonably acceptable to Loan Party Agent, any other Canadian Lender or Affiliate thereof that agrees to issue Canadian Letters of Credit.
     Canadian Fronting Bank Indemnitees: any Canadian Fronting Bank and its officers, directors, employees, Affiliates and agents.
     Canadian LC Application: an application by any Canadian Borrower on behalf of itself or any other Canadian Borrower to a Canadian Fronting Bank for issuance of a Canadian Letter of Credit, in form and substance reasonably satisfactory to such Canadian Fronting Bank.
     Canadian LC Conditions: the following conditions necessary for issuance of a Canadian Letter of Credit: (a) each of the conditions set forth in Section 6 being satisfied or waived; (b) after giving effect to such issuance, total Canadian LC Obligations do not exceed the Canadian Letter of Credit Sublimit and no Canadian Overadvance exists or would result therefrom; (c) the expiration date of such Canadian Letter of Credit is (i) no more than 365 days from issuance (provided that each Canadian Letter of Credit may, upon the request of the Initial Canadian

Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of twelve (12) months or less (but no later than 20 Business Days prior to the Facility Termination Date)), and (ii) unless the Canadian Fronting Bank and the Agent otherwise consent (subject to the satisfaction of the Cash Collateral requirements set forth in Section 2.2.6), at least 20 Business Days prior to the Facility Termination Date; (d) the Canadian Letter of Credit and payments thereunder are denominated in Canadian Dollars or Dollars; (e) the form of the proposed Canadian Letter of Credit is reasonably satisfactory to the Agent and the applicable Canadian Fronting Bank; and (f) the proposed use of the Canadian Letter of Credit is for a lawful purpose.
     Canadian LC Documents: all documents, instruments and agreements (including Canadian LC Requests and Canadian LC Applications) delivered by any Canadian Borrower or by any other Person to Canadian Fronting Bank or the Agent in connection with issuance, amendment or renewal of, or payment under, any Canadian Letter of Credit.
     Canadian LC Obligations: with respect to the Applicable Canadian Borrower, the sum (without duplication) of (a) all amounts owing by such Applicable Canadian Borrower for any drawings under Canadian Letters of Credit; (b) the stated amount of all outstanding Canadian Letters of Credit issued for the account of such Applicable Canadian Borrower; and (c) all fees and other amounts owing with respect to such Canadian Letters of Credit.
     Canadian LC Request: a request for issuance of a Canadian Letter of Credit, to be provided by a Canadian Borrower to Canadian Fronting Bank, in form reasonably satisfactory to Agent and Canadian Fronting Bank.
     Canadian LC Reserve: with respect to the Applicable Canadian Borrower, the aggregate of all Canadian LC Obligations of such Applicable Canadian Borrower, other than (a) those that have been Cash Collateralized; and (b) if no Event of Default exists, those constituting charges owing to the Canadian Fronting Bank.
     Canadian Lenders: Bank of America (Canada) and each other Lender that has issued a Canadian Revolver Commitment (provided that such Person or an Affiliate of such Person also has a U.S. Revolver Commitment).
     Canadian Letter of Credit: any standby or documentary letter of credit issued by Canadian Fronting Bank for the account of a Canadian Borrower, or any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support issued by Agent or Canadian Fronting Bank for the benefit of a Canadian Borrower.
     Canadian Letter of Credit Sublimit: Cdn$20,000,000.
     Canadian Multi-Employer Plan: each multi-employer plan, within the meaning of the Regulations under the Income Tax Act (Canada).
     Canadian Overadvance: as defined in Section 2.1.5.
     Canadian Overadvance Loan: a Loan made to a Canadian Borrower when a Canadian Overadvance exists or is caused by the funding thereof.

     Canadian Overadvance Loan Balance: on any date, the amount by which the aggregate Canadian Revolver Loans of the Applicable Canadian Borrower or all Canadian Borrowers, as the case may be, exceed the amount of the Canadian Borrowing Base of such Applicable Canadian Borrower or the Total Canadian Borrowing Base on such date.
     Canadian Pension Plan: a “registered pension plan,” as defined in the Income Tax Act (Canada) and any other pension plan maintained or contributed to by, or to which there is or may be an obligation to contribute by, any Loan Party in respect of its Canadian employees or former employees, excluding, for greater certainty, a Canadian Multi-Employer Plan.
     Canadian Prime Rate: on any date, the highest of (i) a fluctuating rate of interest per annum equal to the rate of interest in effect for such day as publicly announced from time to time by Bank of America (Canada) as its “Prime Rate”, (ii) the sum of 0.50% plus the Bank of Canada overnight rate, which is the rate of interest charged by the Bank of Canada on one-day loans to financial institutions, for such day, and (iii) the sum of 1.00% plus the Canadian BA Rate for a 30 day Interest Period as determined on such day. The “Prime Rate” is a rate set by Bank of America (Canada) based upon various factors including the costs and desired return of Bank of America (Canada), general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate shall take effect at the opening of business on the day specified in the public announcement of such change. Each interest rate based on the Canadian Prime Rate hereunder shall be adjusted simultaneously with any change in the Canadian Prime Rate. In the event Bank of America (Canada) (including any successor or assignee) does not at any time announce a “Prime Rate”, the clause (i) of Canadian Prime Rate shall mean the “Prime Rate” (being the rate for loans made in Canadian Dollars in Canada) publicly announced by a Canadian Schedule 1 Chartered Bank selected by Agent.
     Canadian Prime Rate Loan: a Canadian Revolver Loan, or portion thereof, funded in Canadian Dollars and bearing interest calculated by reference to the Canadian Prime Rate.
     Canadian Priority Payables Reserve: on any date of determination, a reserve in such amount as Agent may determine in its Permitted Discretion which reflects amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Agent’s and/or the Secured Parties’ Liens and/or for amounts which may represent costs relating to the enforcement of the Agent’s Liens including, without limitation, in the Permitted Discretion of the Agent, any such amounts due and not paid for wages or vacation pay (including amounts protected by the Wage Earner Protection Program Act (Canada)), amounts due and not paid under any legislation relating to workers’ compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted when due under the Income Tax Act (Canada), amounts currently or past due and not paid for realty, municipal or similar taxes (to the extent impacting any Collateral), all amounts currently or past due and not contributed, remitted or paid to any Canadian Pension Plan or under the Canada Pension Plan or the PBA, and any amounts representing any unfunded liability, solvency deficiency or wind up deficiency with respect to any Canadian Employee Plan.
     Canadian Protective Advances: as defined in Section 2.1.6(a).

     Canadian Reimbursement Date: as defined in Section 2.2.5(a).
     Canadian Rent Reserve: the aggregate of (a) all past due rent and other past due charges owing by any Canadian Borrower to any landlord or other Person who possesses any Canadian Facility Collateral or could assert a Lien on such Canadian Facility Collateral; plus (b) a reserve in an amount not to exceed rent and other charges that could be payable to any such Person for the time period used to determine the Net Orderly Liquidation Value.
     Canadian Revolver Commitment: for any Canadian Lender, its obligation to make Canadian Revolver Loans and to issue Canadian Letters of Credit, in the case of the Canadian Fronting Bank, or participate in Canadian LC Obligations, in the case of the other Canadian Lenders, to the Canadian Borrowers up to the maximum principal amount shown on Schedule 2.1.1(b), or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party, as such Canadian Revolver Commitment may be adjusted from time to time in accordance with the provisions of Sections 2.1.4, 2.1.7 or 11.1. “Canadian Revolver Commitments” means the aggregate amount of such commitments of all Canadian Lenders.
     Canadian Revolver Commitment Increase: as defined in Section 2.1.7(a).
     Canadian Revolver Commitment Termination Date: the earliest of (a) the U.S. Revolver Commitment Termination Date (without regard to the reason therefor), (b) the date on which the Loan Party Agent terminates or reduces to zero all of the Canadian Revolver Commitments pursuant to Section 2.1.4, and (c) the date on which the Canadian Revolver Commitments are terminated pursuant to Section 11.1. From and after the Canadian Revolver Commitment Termination Date, the Canadian Borrowers shall no longer be entitled to request a Canadian Revolver Commitment Increase pursuant to Section 2.1.7 hereof.
     Canadian Revolver Exposure: on any date, an amount equal to the sum of (a) the Canadian Revolver Loans outstanding on such date and (b) the Canadian LC Obligations on such date.
     Canadian Revolver Loan: a Revolver Loan made by Canadian Lenders to a Canadian Borrower pursuant to Section 2.1.1(b), which Revolver Loan shall, if denominated in Canadian Dollars, be either a Canadian BA Rate Loan or a Canadian Prime Rate Loan and, if denominated in Dollars, shall be either a Canadian Base Rate Loan or a LIBOR Loan, in each case as selected by the Initial Canadian Borrower, and including any Canadian Swingline Loan, Canadian Overadvance Loan or Canadian Protective Advance.
     Canadian Revolver Notes: the promissory notes, if any, executed by Canadian Borrowers in favor of each Canadian Lender to evidence the Canadian Revolver Loans funded from time to time by such Canadian Lender, which shall be in the form of Exhibit C-1 to this Agreement, together with any replacement or successor notes therefor.
     Canadian Schedule 1 Chartered Bank: any of Royal Bank of Canada, Bank of Montreal, The Toronto-Dominion Bank, The Bank of Nova Scotia or Canadian Imperial Bank of Commerce.

     Canadian Security Agreement: this Agreement, each general security agreement and each Deed of Movable Hypothec among any Canadian Domiciled Loan Party and Agent.
     Canadian Subsidiary: Wholly-Owned Subsidiary of MRC incorporated or organized under the laws of the Canada or any province or territory of Canada.
     Canadian Swingline Commitment: Cdn$25,000,000.
     Canadian Swingline Commitment Termination Date: with respect to any Canadian Swingline Loan, the date that is five Business Days prior to the Canadian Revolver Commitment Termination Date.
     Canadian Swingline Lender: Bank of America (Canada) or an Affiliate of Bank of America (Canada).
     Canadian Swingline Loan: a Swingline Loan made by the Canadian Swingline Lender to a Canadian Borrower pursuant to Section 2.1.8(b), which Swingline Loan shall, if denominated in Canadian Dollars, be a Canadian Prime Rate Loan and, if denominated in Dollars, shall be a Canadian Base Rate Loan, in each case as selected by the Initial Canadian Borrower.
     Capital Lease: as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.
     Capitalized Lease Obligations: as applied to any Person, all obligations under Capital Leases of such Person or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.
     Cash Collateral: cash or Permitted Investments (other than the Permitted Investments described in clauses (h) and (i) of the definition thereof), and any interest or other income earned thereon, that is delivered to Agent to Cash Collateralize any Secured Obligations.
     Cash Collateral Account: the Canadian Cash Collateral Account and/or the U.S. Cash Collateral Account, as the context may require.
     Cash Collateralize: the delivery of cash or Permitted Investments (other than the Permitted Investments described in clauses (h) and (i) of the definition thereof) to Agent, as security for the payment of Secured Obligations, in an amount equal to (a) with respect to LC Obligations, 105% of the aggregate LC Obligations, and (b) with respect to any inchoate, contingent or other Secured Obligations, Agent’s good faith estimate of the amount due or to become due, including all fees and other amounts relating to such Secured Obligations. “Cash Collateralization” and “Cash Collateralized” have correlative meanings.
     Cash Dominion Event: the occurrence of any one of the following events: (i) Excess Availability shall be less than the greater of (A) 10% of the Commitments or (B) $75,000,000 or (ii) (A) an Event of Default pursuant to Sections 11.1.1 or 11.1.5 shall have occurred and be continuing or (B) any other Event of Default pursuant to Section 11.1 shall have occurred and be continuing and the Agent or the Required Lenders shall have reasonably determined (by written notice to the Borrowers) to effect a Cash Dominion Event as a result of such breach; provided, that, to the extent that the Cash Dominion Event has occurred due to clause (i) of this definition, if Excess Availability shall have exceeded the greater of (x) 10% of the Commitments and (y) $75,000,000 for at least thirty (30) consecutive days, the Cash Dominion Event shall be deemed to be over. At any time that a Cash Dominion Event shall be deemed to be over or otherwise cease to exist, Agent shall take such actions as may reasonably be required by Loan Party Agent to terminate the cash sweeps and other transfers existing pursuant to Section 5.6 as a result of any notice or direction given by Agent during the existence of a Cash Dominion Event.
     Cash Management Services: any services provided from time to time by any Lender or any of its Affiliates to any Borrower or Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.
     CCAA: Companies’ Creditors Arrangement Act (Canada), (or any successor statute), as amended from time to time, and includes all regulations thereunder.
     Change in Law: the occurrence, after the date hereof, of (a) the adoption, taking effect or phasing in of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof; or (c) the making, issuance or application of any request, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
     Change in Tax Law: the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (including the Code), treaty, regulation or rule (or in the official application or interpretation of any law, treaty, regulation or rule, including a holding, judgment or order by a court of competent jurisdiction) relating to taxation.
     Change of Control: shall mean and be deemed to have occurred if (a) prior to a Qualified IPO, the Sponsor shall at any time not own, in the aggregate, directly or indirectly, beneficially and of record, at least 35% of the voting power of the outstanding Voting Stock of MRC; or (b) at any time on or after a Qualified IPO, any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended), other than Sponsor, shall at any time have acquired direct or indirect beneficial ownership of both (x) 35% or more of the voting power of the outstanding Voting Stock of MRC and (y) more than the percentage of the voting power of such Voting Stock then beneficially owned, directly or indirectly, in the aggregate, by the Sponsor, unless, in the case of either clause (a) or (b) above, the Sponsor has, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of MRC; or (c) Continuing Directors shall not constitute at least a majority of the board of directors of MRC.

     Civil Code: the Civil Code of Québec, or any successor statute, as amended from time to time, and includes all regulations thereunder.
     Claims: all claims, liabilities, obligations, losses, damages, penalties, judgments, proceedings, interest and costs and expenses of any kind (including remedial response costs, reasonable attorneys’ fees (which shall be limited to the fees, disbursements and other charges of one primary counsel and one local counsel in each relevant jurisdiction for the Indemnitees (unless there is an actual or perceived conflict of interest or the availability of different claims or defenses in which case each such Indemnitee may retain its own counsel) and Extraordinary Expenses) at any time (including after Full Payment of the Obligations, replacement of Agent or any Lender) incurred by any Indemnitee or asserted against any Indemnitee by any Loan Party or other Person, in any way relating to (a) any Loans, Letters of Credit, Loan Documents, or the use thereof or transactions relating thereto, (b) any action taken or omitted in connection with any Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise of any rights or remedies under any Loan Documents or Applicable Law or (e) failure by any Loan Party to perform or observe any terms of any Loan Document, in each case, including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnitee is a party thereto.
     Closing Date: as defined in Section 6.1.
     Code: the Internal Revenue Code of 1986 and the regulations promulgated and rulings issued thereunder.
     Collateral: all Property described in Section 7.1, all Property described in any Security Document as security for any Secured Obligation, and all other Property that now or hereafter secures (or is intended to secure) any Secured Obligations.
     Collateral Access Agreement: a landlord waiver, bailee letter, warehouse letter, agreement regarding processing arrangements or other access agreement reasonably acceptable to the Agent.
     Commitment: for any Lender, the aggregate amount of such Lender’s Borrower Group Commitments. “Commitments” means the aggregate amount of all Borrower Group Commitments, which amount shall on the Closing Date be equal to the sum of (a) Cdn$150,000,000 in respect of the Canadian Revolver Commitments and (b) $900,000,000 in respect of the U.S. Revolver Commitments.
     Commodity Agreement: any commodity swap agreement, futures contract, option contract or other similar agreement or arrangement, each of which is for the purpose of hedging the commodity price exposure associated with any Borrower’s and its Subsidiaries’ operations and not for speculative purposes.
     Compliance Certificate: a certificate, in the form of Exhibit D with such changes as may be agreed to by Loan Party Agent and Agent, by which the Borrowers certify to the matters set forth in Section 10.1.1(e).

     Confidential Information Memorandum: the Confidential Information Memorandum of the Borrowers dated May 2011, delivered to the Lenders in connection with this Agreement, and the financial statements and other attachments delivered to the Lenders in connection therewith.
     Consolidated EBITDA: shall mean, for any period, Consolidated Net Income for such period, plus:
     (a) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income, the sum of the following amounts for such period:
     (i) total interest expense and to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, and costs of surety bonds in connection with financing activities,
     (ii) provision for taxes based on income, profits or capital of the Borrowers and the Restricted Subsidiaries, including state, franchise and similar taxes and foreign withholding taxes paid or accrued during such period,
     (iii) depreciation and amortization,
     (iv) (a) losses on asset sales (other than asset sales in the Ordinary Course of Business), disposals or abandonments, (b) any impairment charge or asset write-off related to intangible assets (including good-will), long-lived assets, and investments in debt and equity securities pursuant to GAAP, (c) all losses from investments recorded using the equity method, (d) stock-based awards compensation expense, and (e) other non-cash charges (provided that if any non-cash charges referred to in this clause (e) represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period),
     (v) extraordinary losses and unusual or non-recurring charges, severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans,
     (vi) restructuring charges or reserves (including restructuring costs related to acquisitions after the date hereof and to closure and/or consolidation of facilities),
     (vii) any deductions attributable to minority interests (including the minority interest portion of the Initial Canadian Borrower’s employee profit sharing plans),
     (viii) the amount, if any, of management, monitoring, consulting and advisory fees and related expenses paid to the Sponsor,

     (ix) LIFO expense, and
     (x) any costs or expenses incurred by any Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of any Borrower or net cash proceeds of an issuance of Stock or Stock Equivalents of any Borrower, less
     (b) without duplication and to the extent included in arriving at such Consolidated Net Income, the sum of the following amounts for such period:
     (i) extraordinary gains and unusual or non-recurring gains,
     (ii) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income in any prior period),
     (iii) gains on asset sales (other than asset sales in the Ordinary Course of Business),
     (iv) any net after-tax income from the early extinguishment of Indebtedness or hedging obligations or other derivative instruments,
     (v) LIFO income, and
     (vi) all gains from investments recorded using the equity method, in each case, as determined on a consolidated basis for the Borrowers and the Restricted Subsidiaries in accordance with GAAP; provided that, to the extent included in Consolidated Net Income,
     (A) there shall be excluded in determining Consolidated EBITDA currency translation gains and losses related to currency remeasurements of Indebtedness or intercompany balances (including the net loss or gain resulting from Hedge Agreements for currency exchange risk),
     (B) there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of Statement of Financial Accounting Standards No. 133, and
     (C) there shall be included in determining Consolidated EBITDA for any period, without duplication, (1) the Acquired EBITDA of any Person, property, business or asset acquired by any Borrower or any Restricted Subsidiary during such period to the extent not subsequently sold, transferred, abandoned or otherwise disposed by such Borrower or such Restricted Subsidiary (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted

Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion), (2) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a Pro Forma Adjustment Certificate and delivered to the Lenders and the Agent, and (3) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred, abandoned or otherwise disposed of, closed or classified as discontinued operations by any Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”), and the Acquired EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”) based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition or conversion).
     Consolidated Fixed Charge Coverage Ratio: for any Test Period, the ratio of (a) Consolidated EBITDA for such Test Period to (b) Consolidated Fixed Charges for such Test Period.
     Consolidated Fixed Charges: for any period, the sum, without duplication, of (a) Consolidated Interest Expense, (b) scheduled payments of principal on Consolidated Total Debt, (c) the aggregate of all unfinanced capital expenditures of Borrowers and their respective Restricted Subsidiaries during such period determined on a consolidated basis and (d) the portion of taxes attributable to Borrowers and their respective Restricted Subsidiaries based on income actually paid in cash and provisions for cash income taxes.
     Consolidated Interest Expense: for any period, the sum of (i) the cash interest expense (including that attributable to Capital Leases in accordance with GAAP), net of cash interest income, of the Borrowers and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP with respect to all outstanding Indebtedness of the Borrowers and the Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedge Agreements (other than currency swap agreements, currency future or option contracts and other similar agreements) and (ii) any cash payments made during such period in respect of obligations referred to in clause (b) below relating to Funded Debt that were amortized or accrued in a previous period (other than any such obligations resulting from the discounting of Indebtedness in connection with the application of purchase accounting in connection with any Permitted Acquisition), but excluding, however, (a) amortization of deferred financing costs and any other amounts of non-cash interest, (b) the accretion or accrual of discounted liabilities during such period, and (c) all non-recurring cash interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP and excluding, for the avoidance of doubt, any interest in respect of items excluded from Indebtedness in the proviso to the definition thereof, provided that (x) except as provided in clause (y) below, there shall be excluded from Consolidated Interest Expense for any period the cash interest expense (or cash interest income) of all Unrestricted Subsidiaries for such period to the extent otherwise included in Consolidated Interest Expense, (y) there shall be included in determining Consolidated Interest Expense for any period the cash interest expense (or income) of any Acquired Entity or Business acquired during such period and of any Converted Restricted Subsidiary converted during such period, in each case based on the cash interest expense (or income) of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) assuming any Indebtedness incurred or repaid in connection with any such acquisition or conversion had been incurred or prepaid on the first day of such period, and (z) there shall be excluded from determining Consolidated Interest Expense for any period the cash interest expense (or income) of any Sold Entity or Business disposed of during such period, based on the cash interest expense (or income) relating to any Indebtedness relieved, retired or repaid in connection with any such disposition of such Sold Entity or Business for such period (including the portion thereof occurring prior to such disposal) assuming such debt relieved, retired or repaid in connection with such disposition had been relieved, retired or repaid on the first day of such period. Notwithstanding the foregoing, for purposes of determining Consolidated Interest Expense for any period prior to the first anniversary of the Closing Date, the monthly Consolidated Interest Expense shall be as set forth on Schedule 1.1(a).
     Consolidated Net Income: for any period, the net income (loss) of the Borrowers and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding, without duplication, (a) extraordinary items for such period, (b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income, (c) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, recapitalization, asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction and (d) any income (loss) for such period attributable to the early extinguishment of Indebtedness. There shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments to inventory, property and equipment, software and other intangible assets and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries), as a result of any acquisition whether consummated before or after the Closing Date, any Permitted Acquisition or other Investment, or the amortization or write-off of any amounts hereof.
     Consolidated Secured Debt: as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrowers and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition), consisting of Indebtedness for borrowed money, Capitalized Lease Obligations and debt obligations evidenced by promissory notes or similar instruments, in each case secured by Liens, minus (b) the aggregate amount of cash and

Permitted Investments held in accounts on the consolidated balance sheet of the Borrowers and the Restricted Subsidiaries as at such date to the extent the use thereof for application to payment of Indebtedness is not prohibited by law or any contract to which any Borrower or any of the Restricted Subsidiaries is a party.
     Consolidated Total Assets: as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Borrowers and the Restricted Subsidiaries at such date.
     Consolidated Total Debt: as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrowers and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition), consisting of Indebtedness for borrowed money, Capitalized Lease Obligations and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Permitted Investments held in accounts on the consolidated balance sheet of the Borrowers and the Restricted Subsidiaries as at such date to the extent the use thereof for application to payment of Indebtedness is not prohibited by law or any contract to which any Borrower or any of the Restricted Subsidiaries is a party.
     Consolidated Total Debt to Consolidated EBITDA Ratio: as of any date of determination, the ratio of (a) Consolidated Total Debt as of the last day of the most recent Test Period for which financial statements have been delivered pursuant to Section 10.1.1 to (b) Consolidated EBITDA for such Test Period.
     Continuing Director: at any date, an individual (a) who is a member of the board of directors of MRC on the date hereof, (b) who, as at such date, has been a member of such board of directors for at least the twelve preceding months, (c) who has been nominated to be a member of such board of directors, directly or indirectly, by Sponsor or Persons nominated by Sponsor or (d) who has been nominated to be a member of such board of directors by a majority of the other Continuing Directors then in office.
     Converted Restricted Subsidiary: as defined in the term “Consolidated EBITDA”.
     Converted Unrestricted Subsidiary: as defined in the term “Consolidated EBITDA”.
     Cost: with respect to Inventory, the weighted average cost thereof, as determined in the same manner and consistent with the most recent Inventory Appraisal which has been received and approved by Agent in its reasonable discretion.
     Credit Documents: the Loan Documents and the Bank Product Documents.
     Credit Party: Agent, a Lender or any Fronting Bank; and “Credit Parties” means Agent, Lenders and Fronting Banks.
     Creditor Representative: under any Applicable Law, a receiver, interim receiver, receiver and manager, trustee (including any trustee in bankruptcy), custodian, conservator, administrator,

examiner, sheriff, monitor, assignee, liquidator, provisional liquidator, sequestrator or similar officer or fiduciary.
     Currency Agreement: any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated any Borrower’s and its Subsidiaries’ operations and not for speculative purposes.
     Default: an event or condition that, with the lapse of time or giving of notice, would constitute an Event of Default.
     Default Rate: for any Obligation (including, to the extent permitted by law, interest not paid when due), 2.00% plus the interest rate otherwise applicable thereto, or if such Obligation does not bear interest, a rate equal to the U.S. Base Rate plus 2.00%.
     Defaulting Lender: any Lender that, as reasonably determined by the Agent, (a) has failed to perform any funding obligations hereunder, and such failure is not cured within three Business Days, unless such Lender notifies the Agent and the Loan Party Agent in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable Default, if any, shall be specifically identified in such writing) have not been satisfied; (b) has notified the Agent or any Borrower that such Lender does not intend to comply with its funding obligations hereunder or has made a public statement to the effect that it does not intend to comply with its funding obligations hereunder or generally under other credit facilities (unless such notice or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding cannot be satisfied); (c) has failed, within three Business Days following written request by the Agent, to confirm in a manner reasonably satisfactory to the Agent that such Lender will comply with its funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt by the Agent of such confirmation); or (d) has, or has a direct or indirect parent company that has, become the subject of an Insolvency Proceeding or taken any action in furtherance thereof; provided, however, that a Lender shall not be a Defaulting Lender solely by virtue of a Governmental Authority’s ownership of an equity interest in such Lender or parent company.
     Deposit Account: (i) any “deposit account” as such term is defined in Article 9 of the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing and (ii) with respect to any such Deposit Account located in Canada, any bank account with a deposit function.
     Deposit Account Control Agreements: the deposit account control agreements, in form and substance reasonably satisfactory to Agent and Loan Party Agent, executed by each lockbox servicer and financial institution maintaining a lockbox and/or Deposit Account other than an Excluded Deposit Account for a Loan Party, in favor of Agent, for the benefit of the Secured Parties, as security for the Secured Obligations.

     Designated Non-Cash Consideration: the fair market value of non-cash consideration received by any Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 10.2.4(b) and Section 10.2.4(c) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Senior Officer of the Loan Party Agent, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition).
     Disposed EBITDA: with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary (determined as if references to the Borrowers and the Restricted Subsidiaries in the definition of Consolidated EBITDA were references to such Sold Entity or Business or Converted Unrestricted Subsidiary and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business or Converted Unrestricted Subsidiary.
     Disposition: as defined in Section 10.2.4(b).
     dividends: as defined in Section 10.2.6.
     Document: as defined in the UCC (and/or with respect to any Document of a Canadian Domiciled Loan Party, a “document of title” as defined in the PPSA).
     Dollar Equivalent: on any date, with respect to any amount denominated in Dollars, such amount in Dollars, and with respect to any stated amount in a currency other than Dollars, the amount of Dollars that Agent determines (which determination shall be conclusive and binding absent manifest error) would be necessary to be sold on such date at the applicable Exchange Rate to obtain the stated amount of the other currency.
     Dollars or $: lawful money of the United States.
     Domestic Subsidiary: in the case of a Canadian Borrower, each Canadian Subsidiary, and in the case of a U.S. Borrower, each U.S. Subsidiary.
     Dominion Account: with respect to the Canadian Domiciled Loan Parties, the Canadian Dominion Account, and with respect to the U.S. Facility Loan Parties, the U.S. Dominion Account.
     Eligible Accounts: the Canadian Eligible Accounts and/or the U.S. Eligible Accounts, as the context requires.
     Eligible Assignee: subject to the requirements of Section 13.3.3, a Person that is (a) a Lender or a U.S.-based Affiliate of a Lender, (b) if such Person is to hold U.S. Facility Obligations, an Approved Fund; (c) if such Person is to hold Canadian Facility Obligations, a Person who holds or is acquiring, or whose Affiliate holds or is acquiring, a U.S. Revolver Commitment; (d) any other financial institution approved by Agent and Loan Party Agent (which approval by Loan Party Agent shall not be unreasonably withheld or delayed, and shall be deemed given if no objection is made within five Business Days after notice of the proposed assignment), that is organized under the laws of the United States or Canada or any state or district thereof, extends asset-based lending facilities in its Ordinary Course of Business and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of the Code or any other Applicable Law, or would, immediately following any such assignment, result in increased costs or Taxes payable by the Loan Parties pursuant to Section 5.8; and (e) during any Event of Default, any Person acceptable to Agent in its discretion, which acceptance shall not be unreasonably withheld or delayed.
     Eligible Inventory: the Canadian Eligible Inventory and/or the U.S. Eligible Inventory, as the context requires.
     Enforcement Action: any action to enforce any Obligations or Loan Documents or to exercise any rights or remedies relating to any Collateral (whether by judicial action, self-help, notification of Account Debtors, exercise of setoff or recoupment, exercise of any right or vote to act in a Loan Party’s Insolvency Proceeding, or otherwise).
     Environment: shall mean ambient air, indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources or as otherwise defined in any Environmental Law.
     Environmental Claims: any and all actions, suits, orders, decrees, demands, demand letters, claims, liens, notices of noncompliance, violation or potential responsibility or investigation (other than internal reports prepared by any Borrower or any of the Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law, including, (i) any and all such claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all such claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief relating to the presence, release or threatened release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to human exposure to Hazardous Materials), or the environment including, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands.
     Environmental Law: any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the protection of environment, including, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands, or human health or safety (to the extent relating to human exposure to Hazardous Materials), or Hazardous Materials.
     ERISA: the Employee Retirement Income Security Act of 1974.

     ERISA Affiliate: any trade or business (whether or not incorporated) under common control with a Loan Party or treated as a single employer with a Loan Party, in each case within the meaning of Section 414 of the Code.
     Event of Default: as defined in Section 11.1.
     Excess Availability: at any time, an amount equal to (a) the lesser of (i) the Commitments minus all LC Obligations and (ii) the sum of the (1) U.S. Borrowing Base as of any date of determination and (2) Total Canadian Borrowing Base as of any date of determination, minus (b) the principal balance of all Revolver Loans.
     Exchange Rate: on any date, (a) with respect to Canadian Dollars in relation to Dollars, the spot rate as quoted by Bank of America as its noon spot rate at which Dollars are offered on such date for Canadian Dollars, and (b) with respect to Dollars in relation to Canadian Dollars, the spot rate as quoted by Bank of America as its noon spot rate at which Canadian Dollars are offered on such date for such Dollars
     Excluded Deposit Accounts: (a) Deposit Accounts that are zero balance disbursement accounts, (b) Deposit Accounts used solely to fund payroll, payroll taxes and similar employment taxes or employee benefits in the Ordinary Course of Business, (c) other Deposit Accounts with an amount on deposit of less than $1,000,000 at any time in the aggregate for all such Deposit Accounts and (d) the Net Available Cash Account.
     Excluded Loan Party: (a) each Loan Party that is a “controlled foreign corporation” within the meaning of Section 957 of the Code; (b) any direct or indirect Subsidiary of a Person described in clause (a) of this definition; and (c) any U.S. Subsidiary, substantially all of the assets of which are Stock of one or more “controlled foreign corporations” within the meaning of Section 957 of the Code.
     Excluded Subsidiary: (a) each U.S. Subsidiary listed on Schedule 9.1.12 hereto as an Excluded Subsidiary, (b) any Subsidiary that is not a Wholly-Owned Subsidiary, (c) any Subsidiary that is prohibited by any applicable Requirement of Law from guaranteeing the Secured Obligations, (d) in respect of the U.S. Domiciled Loan Parties, (i) any Subsidiary of a non-U.S. Subsidiary (that is a “controlled foreign corporation” within the meaning of Section 957 of the Code) and (ii) any U.S. Subsidiary, substantially all of the assets of which are Stock of one or more “controlled foreign corporations” within the meaning of Section 957 of the Code, (e) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness incurred pursuant to Section 10.2.1(b)(ix) or Section 10.2.1(b)(x) and each Restricted Subsidiary thereof that guarantees such Indebtedness to the extent and so long as the financing documentation relating to such Permitted Acquisition to which such Restricted Subsidiary is a party prohibits such Restricted Subsidiary from guaranteeing, or granting a Lien on any of its assets to secure, the Secured Obligations; provided that after such time that such prohibitions on guarantees or granting of Liens lapses or terminates, such Restricted Subsidiary shall no longer be an Excluded Subsidiary, (f) any other Subsidiary with respect to which, in the reasonable judgment of the Agent (confirmed in writing by notice to the applicable Borrower), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (g)

each Unrestricted Subsidiary and (h) any Restricted Subsidiary that the Loan Party Agent elects by notice to the Agent to treat as an Excluded Subsidiary pursuant to this clause (h), provided that (i) any such Restricted Subsidiary shall cease to be so treated as an Excluded Subsidiary pursuant to this clause (h) upon written notice from the Loan Party Agent to the Agent, and (ii) at any time, the total assets of all Restricted Subsidiaries that are Excluded Subsidiaries solely as a result of this clause (h), as reflected on their most recent balance sheets prepared in accordance with GAAP, do not in the aggregate at any time exceed $1,000,000, and (iii) the total revenues of all Restricted Subsidiaries that are Excluded Subsidiaries solely as a result of this clause (h) for the twelve-month period ending on the last day of the most recent Test Period for which financial statements have been delivered pursuant to Section 10.1.1 do not in the aggregate exceed $5,000,000.
     Excluded Tax: with respect to Agent, any Lender, any Fronting Bank or any other recipient of a payment to be made by or on behalf of any Loan Party on account of any Obligation, (a) taxes imposed on or measured by its net income (however denominated), and franchise taxes imposed on it (i) by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located or (ii) as the result of any other present or former connection between such recipient and the jurisdiction imposing such tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document); (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which such recipient has a branch; (c) in the case of a Foreign Lender (within the meaning of clause (b) of the definition thereof), any United States withholding tax that is imposed on amounts payable to such Foreign Lender pursuant to laws in force at the time such Foreign Lender becomes a Lender (or designates a new Lending Office) hereunder, or any additional United States withholding tax that is imposed on amounts payable to a Foreign Lender after the time such Foreign Lender becomes a Lender (or designates a new Lending Office) hereunder, except that taxes in this clause (c) shall not include (i) additional United States withholding tax that may be imposed on amounts payable to a Foreign Lender after the time such Foreign Lender becomes a party to the Agreement (or designates a new Lending Office), as a result of a Change in Tax Law after such time and (ii) any amount with respect to United States withholding tax that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 5.8 of this Agreement, if any, with respect to such United States withholding tax at the time such Foreign Lender designates a new Lending Office (or at the time of the assignment); (d) any United States withholding tax imposed under FATCA, or (e) any withholding tax that is attributable to such recipient’s failure or inability (other than as a result of a Change in Tax Law) to comply with Section 5.9.
     Existing Canadian Credit Agreement: that certain Amended and Restated Loan and Security Agreement dated as of November 18, 2009, among the Initial Canadian Borrower, Mega Production Testing Inc. and Hagan Oilfield Supply Ltd., as guarantors, the lenders party thereto and Bank of America, N.A. (acting through its Canada branch), as agent for such lenders.
     Existing Letters of Credit: the letters of credit set forth on Schedule 1.1(b).

     Existing U.S. Credit Agreement: that certain Revolving Loan Credit Agreement dated as of October 31, 2007, among MRC, as borrower, the lenders party thereto, The CIT Group/Business Credit, Inc., as administrative agent and co-collateral agent for such lenders and the other agents and parties referred to therein, as amended by that certain First Amendment to Revolving Loan Credit Agreement dated as of December 21, 2009.
     Extraordinary Expenses: all costs, expenses or advances that Agent may incur during an Event of Default, or during the pendency of any Insolvency Proceeding of any Borrower or any Specified Subsidiary, including those relating to (a) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against Agent, any Lender, any Loan Party, any representative of creditors of any Loan Party or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidability of Agent’s Liens with respect to any Collateral), Loan Documents, Letters of Credit or Obligations, including any lender liability or other Claims; (c) the exercise, protection or enforcement of any rights or remedies of Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of any taxes, charges or Liens with respect to any Collateral; (e) any Enforcement Action; (f) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Loan Documents or Obligations; and (g) Protective Advances. Such costs, expenses and advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, appraisal fees, brokers’ fees and commissions, auctioneers’ fees and commissions, accountants’ fees, environmental study fees, wages and salaries paid to employees of any Loan Party or independent contractors in liquidating any Collateral, travel expenses and legal fees (which shall be limited to the reasonable fees, disbursements and other charges of one primary counsel and one local counsel in each relevant jurisdiction for the Agent and the Lenders (unless there is an actual or perceived conflict of interest or the availability of different claims or defenses in which case the Agent may retain its own counsel).
     Facility Termination Date: June 14, 2016.
     FATCA: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended version that is substantively comparable), and any current or future regulations or official interpretations thereof.
     FCCR Test Event: the occurrence of any one of the following events: (i) Excess Availability shall be less than the greater of (A) 10% of the Commitments or (B) $75,000,000 or (ii) an Event of Default shall have occurred and be continuing; provided, that, to the extent that the FCCR Test Event has occurred due to clause (i) of this definition, if Excess Availability shall have exceeded the greater of (x) 10% of the Commitments and (y) $75,000,000 for at least thirty (30) consecutive days, the FCCR Test Event shall be deemed to be over.
     Federal Funds Rate: (a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business

Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to Bank of America on the applicable day on such transactions, as determined by Agent.
     Fee Letter: collectively, (a) the fee letter agreement among Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MRC and the Initial Canadian Borrower dated as of April 29, 2011, (b) the fee letter agreement among Barclays Capital, the investment banking division of Barclays Bank PLC, MRC and the Initial Canadian Borrower dated as of April 29, 2011 and (c) the fee letter agreement among Wells Fargo Capital Finance, LLC, MRC and the Initial Canadian Borrower dated as of April 29, 2011.
     Financial Administration Act: Financial Administration Act (Canada) and all regulations and schedules thereunder.
     Floating Rate Loan: a U.S. Base Rate Loan, a Canadian Prime Rate Loan or a Canadian Base Rate Loan.
     FLSA: the Fair Labor Standards Act of 1938.
     Foreign Lender: a Lender that is (a) in the case of the Canadian Borrowers, resident in a jurisdiction other than Canada or a province or territory thereof, and (b) in the case of the U.S. Borrowers, not a “United States person” within the meaning of section 7701(a)(30) of the Code.
     Foreign Plan: any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by a Borrower or any of its Subsidiaries with respect to employees employed outside the United States or Canada.
     Foreign Subsidiary: a Subsidiary of a Borrower that is not a Domestic Subsidiary.
     Fronting Bank: a U.S. Fronting Bank and/or the Canadian Fronting Bank, as the context requires.
     Fronting Bank Indemnitees: U.S. Fronting Bank Indemnitees and/or Canadian Fronting Bank Indemnitees, as the context requires.
     FSCO: The Financial Services Commission of Ontario or like body in Canada or in any other province or territory or jurisdiction of Canada with whom a Canadian Pension Plan is required to be registered in accordance with Requirements of Law and any other Governmental Authority succeeding to the functions thereof.
     Full Payment: with respect to any Obligations (other than unasserted contingent indemnity claims), (a) the full cash payment thereof in the applicable currency required hereunder, including any interest and documented fees and other charges accruing during an Insolvency Proceeding (whether or not allowed in the proceeding); (b) if such Obligations are LC Obligations, Bank Product Debt or inchoate or contingent in nature, Cash Collateralization thereof (or delivery of a standby letter of credit acceptable to Agent in its discretion, in the amount of required Cash Collateral); and (c) a release of any Claims of Loan Parties against Agent, Lenders and any Fronting Bank arising on or before the payment date. No Loans shall be deemed to have been paid in full until all Commitments related to such Loans have expired or been terminated.
     Funded Debt: all consolidated indebtedness of the Borrowers and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of any Borrower or any Restricted Subsidiary, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all amounts of Funded Debt required to be paid or prepaid within one year from the date of its creation and, in the case of the Borrowers, Indebtedness in respect of the Loans.
     GAAP: generally accepted accounting principles in effect in the United States, from time to time, applied consistently, subject to Section 1.2 hereof; provided that capital leases and operating leases shall be subject to generally accepted accounting principles in effect in the United States on the date hereof.
     General Intangibles: as defined in the UCC (and/or with respect to any General Intangible of a Canadian Facility Loan Party, an “intangible” as defined in the PPSA).
     Governmental Approval: all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and required reports to, all Governmental Authorities.
     Governmental Authority: any federal, state, provincial, municipal, foreign or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other entity or officer exercising executive, legislative, judicial, regulatory or administrative functions for or pertaining to any government or court, in each case whether it is or is not associated with the United States, a state, district or territory thereof, Canada, a province or territory thereof or any other foreign entity or government.
     Guarantee: each guarantee agreement (including this Agreement) executed by a Guarantor in favor of Agent guaranteeing all or any portion of the Canadian Facility Secured Obligations or the U.S. Facility Secured Obligations.
     Guarantee Obligations: as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, however, that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the Ordinary Course of Business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.
     Guarantor Payment: as defined in Section 5.10.3(b).
     Guarantors: Canadian Facility Guarantors, U.S. Facility Guarantors, and each other Person who guarantees payment or performance of any Secured Obligations.
     Hazardous Materials: (a) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, which is prohibited, limited or regulated by any Environmental Law.
     Hedge Agreement: an Interest Rate Agreement, Currency Agreement or Commodity Agreement entered into in the ordinary course of any Borrower’s or any of its Subsidiaries’ businesses.
     Historical Financial Statements: as of the Closing Date, (a) the audited consolidated financial statements of the Parent and its Subsidiaries for the fiscal year ended December 31, 2010, (b) the unaudited financial statements of the Parent and its Subsidiaries for the fiscal quarter ended March 31, 2011 and (c) the unaudited financial statements of the Parent and its Subsidiaries for the fiscal month ended April 30, 2011.
     Increase Date: as defined in Section 2.1.7(a).
     Indebtedness: with respect to any Person shall mean (a) all indebtedness of such Person for borrowed money, (b) the deferred purchase price of assets or services that in accordance with GAAP would be included as liabilities in the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (e) all Capitalized Lease Obligations of such Person, (f) all obligations of such Person under interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity price protection agreements or other commodity price hedging agreements and other similar agreements and (g) without duplication, all Guarantee Obligations of such Person, provided that Indebtedness shall not include (i) trade payables and accrued expenses, in each case payable directly or through a bank clearing arrangement and arising in the Ordinary Course of Business, (ii) deferred or prepaid revenue, (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller and (iv) all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the Ordinary Course of Business.
     Indemnified Taxes: Taxes other than Excluded Taxes and Other Taxes.
     Indemnitees: Agent Indemnitees, Lender Indemnitees, Fronting Bank Indemnitees and Bank of America Indemnitees.
     Information: as defined on Section 14.12.
     Initial Canadian Borrower: as defined in the preamble to this Agreement.
     Initial U.S. Borrowers: as defined in the preamble to this Agreement.
     Insolvency Proceeding: any case or proceeding or proposal commenced by or against a Person under any state, provincial, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the U.S. Bankruptcy Code, or any other insolvency, debtor relief, bankruptcy, receivership, debt adjustment law or other similar law (whether state, provincial, federal or foreign), including the Bankruptcy and Insolvency Act (Canada) and the CCAA; (b) the appointment of a Creditor Representative or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.
     Insurance Assignment: each collateral assignment of insurance pursuant to which a Loan Party assigns to the Agent, for the benefit of the Secured Parties, such Loan Party’s rights under business interruption policies, as security for the Secured Obligations.
     Intercreditor Agreement: that certain Second Amended and Restated Intercreditor Agreement dated as of December 21, 2009, among MRC, certain of its subsidiaries, The CIT Group/Business Credit, Inc., as co-collateral agent for the Revolving Credit Lenders (as defined therein), Bank of America, N.A., as co-collateral agent for the Revolving Credit Lenders, and U.S. Bank National Association, as collateral trustee for itself and the Senior Secured Notes Secured Parties (as defined therein), the Additional Senior Secured Notes Secured Parties (as defined therein) and the Subordinated Lien Secured Parties (as defined therein), as the same may be amended, supplemented or otherwise modified from time to time.
     Interest Period: as defined in Section 3.1.4.
     Interest Period Loan: a LIBOR Loan or a Canadian BA Rate Loan.
     Interest Rate Agreement: any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with any Borrower’s and its Subsidiaries’ operations and not for speculative purposes.
     Inventory: as defined in the UCC or the PPSA, as applicable, including all goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, transformation, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in a Borrower’s business (but excluding Equipment).
     Inventory Appraisal: (a) on the Closing Date, the appraisals prepared by HILCO Appraisal Services, LLC dated February 25, 2011 for the U.S. Borrowers and dated May 6, 2011 for the Initial Canadian Borrower and (b) thereafter, the most recent inventory appraisal conducted by an independent appraisal firm and delivered pursuant to Section 10.1.15 hereof.
     Investment: for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Stock, Stock Equivalents, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 364 days arising in the Ordinary Course of Business; or (c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness.
     IRS: the United States Internal Revenue Service.
     Joint Lead Arrangers: Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital, the investment banking division of Barclays Bank PLC, and Wells Fargo Capital Finance, LLC.
     LC Document: any of the Canadian LC Documents or the U.S. LC Documents.
     LC Obligations: U.S. LC Obligations and/or Canadian LC Obligations, as the context requires.
     Lender Indemnitees: Lenders, Affiliates of Lenders and their respective officers, directors, members, partners, employees and agents.
     Lenders: as defined in the preamble to this Agreement, including the Agent in its capacity as U.S. Swingline Lender, the Canadian Swingline Lender, the U.S. Lenders and the Canadian Lenders and their respective permitted successors and assigns and, where applicable, any Fronting Bank, and any other Person who hereafter becomes a “Lender” pursuant to an Assignment and Acceptance.
     Lending Office: the office designated as such by the Applicable Lender at the time it becomes party to this Agreement or thereafter by notice to Agent and Loan Party Agent.
     Letter-of-Credit Right: as defined in the UCC, and in any event shall mean a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment of performance.
     Letters of Credit: the U.S. Letters of Credit and/or the Canadian Letters of Credit, as the context requires.

     LIBOR: for any Interest Period with respect to a LIBOR Loan, the per annum rate of interest (rounded up, if necessary, to the nearest 1/8th of 1%), determined by Agent at approximately 11:00 a.m. (London time) two Business Days prior to commencement of such Interest Period, for a term comparable to such Interest Period, equal to (a) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source designated by Agent); or (b) if BBA LIBOR is not available for any reason, the interest rate at which Dollar deposits in the approximate amount of the LIBOR Loan would be offered by Bank of America’s London branch to major banks in the London interbank Eurodollar market. If the Board of Governors imposes a Reserve Percentage with respect to LIBOR deposits, then LIBOR shall be the foregoing rate, divided by 1 minus the Reserve Percentage.
     LIBOR Loan: each set of LIBOR Revolver Loans having a common length and commencement of Interest Period.
     LIBOR Revolver Loan: a Revolver Loan that bears interest based on LIBOR; provided, however, that a Canadian Base Rate Loan bearing interest as set forth in clause (c) of the definition of Canadian Base Rate, or a U.S. Base Rate Loan bearing interest as set forth in clause (c) of the definition of U.S. Base Rate, shall not constitute a LIBOR Revolver Loan.
     Lien: any mortgage, pledge, security interest, hypothecation, assignment, statutory trust, deemed trust, privilege, lien or similar encumbrance, whether statutory, based on common law, contract or otherwise, and including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any reservation of ownership or any lease in the nature thereof.
     Loan: a Revolver Loan.
     Loan Account: as defined in Section 5.7.1.
     Loan Documents: this Agreement, the Other Agreements and the Security Documents.
     Loan Parties: the Canadian Facility Loan Parties and the U.S. Facility Loan Parties, collectively, and “Loan Party” means any of the Loan Parties, individually.
     Loan Party Agent: as defined in Section 4.4.
     Loan Party Group: a group consisting of (a) Canadian Facility Loan Parties or (b) U.S. Facility Loan Parties.
     Loan Party Group Obligations: with respect to the Canadian Borrower Group and the other Canadian Facility Loan Parties, the Canadian Facility Obligations, and with respect to the U.S. Borrower Group and the other U.S. Facility Loan Parties, U.S. Facility Obligations.
     Material Adverse Change: any event or circumstance which has resulted or is reasonably likely to result in a material adverse change in the business, assets, operations, properties or financial condition of MRC and its Subsidiaries, taken as a whole or that would materially adversely affect the ability of the Loan Parties, taken as a whole, to perform their respective payment obligations under this Agreement or any of the other Loan Documents.

     Material Adverse Effect: a circumstance or condition affecting the business, assets, operations, properties or financial condition of MRC and its Subsidiaries, taken as a whole, that would materially adversely affect (a) the business, assets, operations, properties, or financial condition of the Borrowers and their Subsidiaries, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their respective payment obligations under this Agreement or any of the other Loan Documents or (c) the rights and remedies of the Agent and the Lenders under this Agreement or any of the other Loan Documents.
     Material Subsidiary: at any date of determination, each Restricted Subsidiary of MRC (a) whose total assets at the last day of the Test Period ending on the last day of the most recent fiscal period for which financial statements have been delivered pursuant to Section 10.1.1 were equal to or greater than 5% of the Consolidated Total Assets of MRC and its Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of MRC and its Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.
     Maximum Canadian Facility Amount: on any date of determination, the lesser of (a) the Canadian Revolver Commitments on such date and (b) Cdn$150,000,000 (or such greater or lesser amount after giving effect to any reductions in the Commitments pursuant to Section 2.1.4 and/or to any Canadian Revolver Commitment Increase made pursuant to and in accordance with Section 2.1.7); it being acknowledged and agreed that at no time can the sum of the Dollar Equivalent of the Maximum Canadian Facility Amount plus the Maximum U.S. Facility Amount exceed the Maximum Facility Amount in effect at such time.
     Maximum Facility Amount: the sum of the (a) Dollar Equivalent of the Maximum Canadian Facility Amount and (b) Maximum U.S. Facility Amount but, in any event, not to exceed $1,300,000,000.
     Maximum U.S. Facility Amount: on any date of determination, the lesser of (a) the U.S. Revolver Commitments on such date and (b) $900,000,000 (or such greater or lesser amount after giving effect to any reductions in the Commitments pursuant to Section 2.1.4 and/or to any U.S. Revolver Commitment Increase made pursuant to and in accordance with Section 2.1.7); it being acknowledged and agreed that at no time can the sum of the Maximum U.S. Facility Amount plus the Dollar Equivalent of the Maximum Canadian Facility Amount exceed the Maximum Facility Amount in effect at such time.
     Moody’s: Moody’s Investors Service, Inc., and its successors.
     MRC: as defined in the preamble to this Agreement.
     Multiemployer Plan: any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions, but excluding, for greater certainty, any Canadian Multi-Employer Plan.
     Net Available Cash Account: as defined in Section 8.3.

     Net Orderly Liquidation Value: the orderly liquidation value (net of costs and expenses estimated to be incurred in connection with such liquidation) of the Eligible Inventory that is estimated to be recoverable in an orderly liquidation of such Eligible Inventory, as determined from time to time by reference to the most recent Inventory Appraisal.
     Non-Bank Certificate: as defined in Section 5.9.2.
     Non-Core Assets: the assets described on Schedule 10.2.4.
     Notes: each Revolver Note or other promissory note executed by a Borrower to evidence any Obligations.
     Notes Priority Lien Collateral: as defined in the Intercreditor Agreement.
     Notes Priority Lien Debt: as defined in the Intercreditor Agreement.
     Notes Priority Liens: as defined in the Intercreditor Agreement.
     Notice of Borrowing: a Notice of Borrowing to be provided by Loan Party Agent to request a Borrowing of Loans, in the form attached hereto as Exhibit E or otherwise in form reasonably satisfactory to Agent and Loan Party Agent.
     Notice of Conversion/Continuation: a Notice of Conversion/Continuation to be provided by Loan Party Agent to request a conversion or continuation of any Loans as LIBOR Loans or Canadian BA Rate Loans, in the form attached hereto as Exhibit F or otherwise in form reasonably satisfactory to Agent and Loan Party Agent.
     Obligations: all (a) principal of and premium, if any, on the Loans, (b) LC Obligations and other obligations of the Loan Parties with respect to Letters of Credit, (c) interest, expenses, fees, indemnification obligations, Extraordinary Expenses and other amounts payable by the Loan Parties under the Loan Documents and (d) other Indebtedness, obligations and liabilities of any kind owing by the Loan Parties pursuant to the Loan Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guarantee, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.
     Ordinary Course of Business: with respect to any Person, the ordinary course of business of such Person, consistent with past practices or, with respect to actions taken by such Person for which no past practice exists, consistent with past practices of similarly situated companies, and, in each case, undertaken in good faith.
     Organic Documents: with respect to any Person, its charter, certificate or articles of incorporation, continuation or amalgamation, bylaws, articles of organization, limited liability agreement, operating agreement, members agreement, shareholders agreement, partnership agreement, certificate of partnership, certificate of formation, memorandum of association, voting trust agreement, or similar agreement or instrument governing the formation or operation of such Person.

     Other Agreement: each: Note; LC Document; Fee Letter; Intercreditor Agreement; Borrowing Base Certificate; Compliance Certificate; Subordination Agreement; or other document, instrument, certificate, notice, report or agreement (other than this Agreement or a Security Document) now or hereafter delivered by or on behalf of a Loan Party to Agent or a Lender in connection with any transactions relating hereto.
     Other Taxes: all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.
     Overadvance: a Canadian Overadvance or U.S. Overadvance, as the context requires.
     Overadvance Loan: a Canadian Overadvance Loan and/or a U.S. Overadvance Loan, as the context requires.
     Parent: McJunkin Red Man Holding Corporation, a Delaware corporation.
     Participant: as defined in Section 13.2.1.
     Participant Register: as defined in Section 13.2.1.
     Passive Entity: a Person that conducts no business activity other than the ownership of Stock and has no Indebtedness other than Guarantee Obligations relating to its Subsidiaries.
     Patriot Act: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001).
     Payment Item: each check, draft or other item of payment payable to a Loan Party, including those constituting proceeds of any Collateral.
     PBA: the Pensions Benefits Act (Ontario) or any other Canadian federal or provincial or territorial pension benefit standards legislation pursuant to which any Canadian Pension Plan is required to be registered.
     PBGC: the Pension Benefit Guaranty Corporation.
     Perfection Certificate: shall mean a certificate disclosing information regarding the Loan Parties in the form of Exhibit G-1 with respect to the Canadian Facility Loan Parties, and in the form of Exhibit G-2 with respect to the U.S. Facility Loan Parties or any other form approved by the Agent and Loan Party Agent.
     Permitted Acquisition: the acquisition, by merger or otherwise, by any Borrower or any of the Restricted Subsidiaries of assets or Stock or Stock Equivalents, so long as (a) such acquisition and all transactions related thereto shall be consummated in accordance with Applicable Law; (b) such acquisition shall result in the issuer of such Stock or Stock Equivalents becoming a Restricted Subsidiary and a Guarantor, to the extent required by Section 10.1.13; (c)

such acquisition shall result in the Agent, for the benefit of the Secured Parties, being granted a Lien in any Stock, Stock Equivalent or any assets so acquired, to the extent required by Sections 10.1.13 and/or 10.1.16; (d) after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing; (e) after giving effect to such acquisition, either (1) both (A) Excess Availability shall be greater than the higher of (x) 10% of the Commitments and (y) $75,000,000 and (B) the Consolidated Fixed Charge Coverage Ratio determined as of the most recent Test Period for which financial statements have been delivered pursuant to Section 10.1.1 shall be greater than 1.0 to 1.0 or (2) Excess Availability shall be greater than the higher of (x) 15% of the Commitments and (y) $125,000,000 and (f) any Indebtedness incurred to finance the acquisition is permitted to be incurred by the Senior Secured Notes Indenture; provided, that if (x) such acquisition satisfies all of the conditions set forth above except for the conditions set forth in clause (e) above and (y) after giving effect to such acquisition, either (1) Excess Availability is greater than the higher of (A) 10% of the Commitments and (B) $75,000,000 or (2) the Consolidated Fixed Charge Coverage Ratio shall be greater than 1.0 to 1.0, such acquisition shall be permitted provided that it, together with all other acquisitions permitted under this proviso, do not exceed $50,000,000 in the aggregate.
     Notwithstanding the definition of U.S. Borrowing Base and Canadian Borrowing Base, in connection with and subsequent to any Permitted Acquisition, the Accounts and Inventory acquired by the Borrowers, or, subject to compliance with Section 10.1.13 of this Agreement, of the Person so acquired, may be included in the calculation of the Borrowing Base and thereafter if all criteria set forth in the definitions of Eligible Accounts and Eligible Inventory have been satisfied and, if the aggregate value (or Cost in the case of Inventory) of such Accounts and Inventory is in excess of $40,000,000 and only to the extent reasonably requested by the Agent, the Agent shall have received a collateral audit and appraisal of such Accounts and Inventory acquired by the applicable Borrower or Borrowers or owned by such Person acquired by the applicable Borrower or Borrowers which shall be reasonably satisfactory in scope, form and substance to the Agent; provided, that if no collateral audit and appraisal is delivered to and approved by the Agent with respect to such Accounts and Inventory, then the lowest recovery rates from the current Inventory Appraisal shall apply to such Accounts and Inventory.
     Permitted Additional Debt: senior unsecured or subordinated Indebtedness issued by a Borrower or a Guarantor and, to the extent permitted by Section 10.2.1(b)(x), any Indebtedness incurred by any other Restricted Subsidiary of MRC, (a) the terms of which (i) do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 180 days following the U.S. Revolver Commitment Termination Date (other than customary offers to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (ii) to the extent subordinated provide for customary subordination to the Obligations under the Loan Documents, (b) the covenants, events of default, guarantees and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to such Borrower and the Subsidiaries than those in this Agreement or the Senior Secured Notes Indenture; provided that a certificate of a Senior Officer of such Borrower is delivered to the Agent at least five Business Days (or such shorter period as the Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that such Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Agent notifies such Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), and (c) of which, except to the extent permitted by Section 10.2.1(b)(x), no Subsidiary of MRC (other than a Loan Party) is an obligor.
     Permitted Discretion: a determination made by Agent, in the exercise of its reasonable credit judgment (from the perspective of a secured asset-based lender), exercised in good faith and subject to Section 7.5.
     Permitted Investments: shall mean:
     (a) securities issued or unconditionally guaranteed by the United States of America or the Canadian government or any agency or instrumentality thereof, in each case having maturities of not more than 12 months from the date of acquisition thereof;
     (b) securities issued by any state of the United States of America or any province or territory of Canada, or any political subdivision of any such state, province or territory, or any public instrumentality thereof or any political subdivision of any such state, province or territory, or any public instrumentality thereof having maturities of not more than 12 months from the date of acquisition thereof and, at the time of acquisition, having an investment grade rating generally obtainable from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then from another nationally recognized rating service);
     (c) commercial paper issued by any Lender or any bank holding company owning any Lender;
     (d) commercial paper maturing no more than 12 months after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service);
     (e) domestic and LIBOR certificates of deposit or bankers’ acceptances maturing no more than two years after the date of acquisition thereof issued by any Lender or any other bank having combined capital and surplus of not less than $250,000,000 in the case of domestic banks;
     (f) repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clauses (a), (b) and (e) above entered into with any bank meeting the qualifications specified in clause (e) above or securities dealers of recognized national standing;
     (g) marketable short-term money market and similar funds (x) either having assets in excess of $250,000,000 or (y) having a rating of at least A-1 or P-1 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service);

     (h) shares of investment companies that are registered under the Investment Company Act of 1940 and substantially all the investments of which are one or more of the types of securities described in clauses (a) through (g) above; and
     (i) in the case of Investments by any Restricted Foreign Subsidiary or Investments made in a country outside the United States of America or Canada, Permitted Investments shall also include (i) direct obligations of the sovereign nation (or any agency thereof) in which such Restricted Foreign Subsidiary is organized and is conducting business or where such Investment is made, or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), in each case maturing within a two years after such date and having, at the time of the acquisition thereof, a rating equivalent to at least A-1 from S&P and at least P-1 from Moody’s, (ii) investments of the type and maturity described in clauses (a) through (h) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies, (iii) shares of money market mutual or similar funds which invest exclusively in assets otherwise satisfying the requirements of this definition (including this proviso) and (iv) other short-term investments utilized by Foreign Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (a) through (i).
     Permitted Liens: shall mean:
     (a) Liens for taxes, assessments or governmental charges or claims not yet due or which are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP;
     (b) Liens in respect of property or assets of any Borrower or any of the Subsidiaries imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens arising in the Ordinary Course of Business, in each case so long as such Liens arise in the Ordinary Course of Business and do not individually or in the aggregate have a Material Adverse Effect;
     (c) Liens arising from judgments or decrees in circumstances not constituting an Event of Default under Section 11.1;
     (d) Liens incurred or deposits made in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the Ordinary Course of Business or otherwise constituting Investments permitted by Section 10.2.5;
     (e) ground leases in respect of real property on which facilities owned or leased by a Borrower or any of its Subsidiaries are located;
     (f) easements, rights-of-way, servitudes, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of any Borrower and its Subsidiaries, taken as a whole;

     (g) any interest or title of a lessor or secured by a lessor’s interest under any lease permitted by this Agreement;
     (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
     (i) Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of a Borrower or any of its Subsidiaries, provided that such Lien secures only the obligations of such Borrower or such Subsidiaries in respect of such letter of credit to the extent permitted under Section 10.2.1(b);
     (j) leases or subleases granted to others not interfering in any material respect with the business of any Borrower and its Subsidiaries, taken as a whole;
     (k) Liens arising from precautionary Uniform Commercial Code financing statements, PPSA financing statements or similar filings made in respect of operating leases entered into by any Borrower or any of its Subsidiaries; and
     (l) Liens created in the Ordinary Course of Business in favor of banks and other financial institutions over credit balances of any bank accounts of any Borrower and the Restricted Subsidiaries held at such banks or financial institutions, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts in the Ordinary Course of Business.
     Permitted Sale Leaseback: any Sale Leaseback consummated by any Borrower or any of the Restricted Subsidiaries after the Closing Date, provided that any such Sale Leaseback not between a Borrower and any Guarantor or any Guarantor and another Guarantor is consummated for fair value as determined at the time of consummation in good faith by such Borrower or such Restricted Subsidiary and, in the case of any Sale Leaseback (or series of related Sales Leasebacks) the aggregate proceeds of which exceed $25,000,000, the board of directors of such Borrower or such Restricted Subsidiary (which such determination may take into account any retained interest or other Investment of such Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback).
     Person: any individual, corporation, limited liability company, unlimited liability company, partnership, joint venture, joint stock company, land trust, business trust, unincorporated organization, Governmental Authority or other entity.
     Plan: any “employee benefit plan” (as defined in Section 3(3) of ERISA), and any payroll practice and other employee benefit plan, policy, program, agreement or arrangement, including retirement, pension, profit sharing, employment, individual consulting or other compensation agreement, collective bargaining agreement, bonus or other incentive compensation, retention, stock purchase, equity or equity-based compensation, deferred compensation, change in control, severance, sick leave, vacation, loans, salary continuation, hospitalization, health, life insurance, educational assistance, or other fringe benefit or perquisite plan, policy, agreement which is or was sponsored, maintained or contributed to by, or required to be contributed to by, any Loan Party or Affiliate thereof or with respect to which a Loan Party or ERISA Affiliate has or could have any obligation or liability, contingent or otherwise, but excluding, for greater certainty, a Canadian Employee Plan.
     Pledged Collateral: as defined in Section 7.3.1.
     Pledged Debt Securities: as defined in Section 7.3.1.
     Pledged Stock: as defined in Section 7.3.1.
     Post-Acquisition Period: with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the fourth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition is consummated.
     PPSA: the Personal Property Security Act (Alberta), (or any successor statute) and the regulations thereunder; provided, however, if validity, perfection and effect of perfection and non-perfection and opposability of the Agent’s security interest in and Lien on any Collateral of any Loan Party are governed by the personal property security laws of any jurisdiction other than Alberta, PPSA shall mean those personal property security laws (including the Civil Code) in such other jurisdiction for the purposes of the provisions hereof relating to such validity, perfection, and effect of perfection and non-perfection and for the definitions related to such provisions, as from time to time in effect.
     Proceeds of Crime Act: the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (or any successor statute), as amended from time to time, and includes all regulations thereunder.
     Pro Forma Adjustment: for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or the Consolidated EBITDA of the Borrowers, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrowers in good faith as a result of (a) actions taken or expected to be taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such Post-Acquisition Period, in each case in connection with the combination of the operations of such Acquired Entity or Business with the operations of the Borrowers and the Restricted Subsidiaries; provided that, so long as such actions are taken or expected to be taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, it may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

     Pro Forma Adjustment Certificate: any certificate of a Senior Officer of the Loan Party Agent delivered pursuant to Section 10.1.1(e).
     Pro Forma Basis and Pro Forma Compliance: with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a sale, transfer or other disposition of all or substantially all Stock in any Subsidiary of any Loan Party or any division, product line, or facility used for operations of any Loan Party or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by any Loan Party or any of the Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Loan Parties and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.
     Pro Forma Consolidated Fixed Charge Coverage Ratio: with respect to compliance with any covenant or test hereunder, the Consolidated Fixed Coverage Ratio as calculated on the assumed basis that the applicable dividend or payment in respect of Subordinated Indebtedness was included as one of the Consolidated Fixed Charges.
     Pro Forma Entity: as defined in “Acquired EBITDA”.
     Property: any interest in any kind of property or asset, whether real (immovable), personal (movable) or mixed, or tangible (corporeal) or intangible (incorporeal).
     Pro Rata: (a) when used with reference to a Lender’s (i) share on any date of the total Borrower Group Commitments to a Borrower Group, (ii) participating interest in LC Obligations (if applicable) to the members of such Borrower Group, (iii) share of payments made by the members of such Borrower Group with respect to such Borrower Group’s Obligations, (iv) increases or reductions to the Canadian Revolver Commitments or the U.S. Revolver Commitments pursuant to Section 2.1.4 or 2.1.7, and (v) obligation to pay or reimburse Agent for Extraordinary Expenses owed by or in respect of such Borrower Group or to indemnify any Indemnitees for Claims relating to such Borrower Group, a percentage (expressed as a decimal, rounded to the ninth decimal place) derived by dividing the amount of the Borrower Group Commitment of such Lender to such Borrower Group on such date by the aggregate amount of the Borrower Group Commitments of all Lenders to such Borrower Group on such date (or if such Borrower Group Commitments have been terminated, by reference to the respective

Borrower Group Commitments as in effect immediately prior to the termination thereof) or (b) when used for any other reason, a percentage (expressed as a decimal, rounded to the ninth decimal place) derived by dividing the aggregate amount of the Lender’s Commitments on such date by the aggregate amount of the Commitments of all Lenders on such date (or if any such Commitments have been terminated, such Commitments as in effect immediately prior to the termination thereof).
     Protective Advances: Canadian Protective Advances and/or U.S. Protective Advances, as the context requires.
     Qualified IPO: any underwritten sale to the public of MRC’s, Parent’s or any direct or indirect parent of Parent’s (or its successor’s) Stock pursuant to an effective registration statement filed with the SEC on Form S-1 or Form S-3 (or any successor forms adopted by the SEC) after which MRC’s, Parent’s or any direct or indirect parent of Parent’s (or its successor’s) Stock is listed on a United States national securities exchange or the NASDAQ stock market; provided that a Qualified IPO shall not include any issuance of Stock in any merger or other business combination, and shall not include any registration of the issuance of Stock to existing securityholders or employees of MRC, Parent or any direct or indirect parent of Parent and their respective Subsidiaries on Form S-4 or Form S-8 (or any successor form adopted by the SEC).
     Real Estate: as defined in Section 10.1.1(i).
     Records: as defined in the UCC, and in any event means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form, including, all books and records, customer lists, files, correspondence, tapes, computer programs, print outs and computer records.
     Register: as defined in Section 13.1.
     Report: as defined in Section 12.2.3.
     Reportable Event: the occurrence of any of the events set forth in Section 4043(b) or (c) of ERISA and regulations thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived).
     Required Borrower Group Lenders: at any date of determination thereof, Lenders having Borrower Group Commitments to a Borrower Group representing more than 50% of the aggregate Borrower Group Commitments to such Borrower Group at such time; provided, however, that if and for so long as any such Lender shall be a Defaulting Lender, the term “Required Borrower Group Lenders” shall mean Lenders (excluding such Defaulting Lender) having Borrower Group Commitments to such Borrower Group representing more than 50% of the aggregate Borrower Group Commitments to such Borrower Group (excluding the Borrower Group Commitments of each Defaulting Lender) at such time; provided further, however, that if all of the Borrower Group Commitments to such Borrower Group have been terminated, the term “Required Borrower Group Lenders” shall mean Lenders to such Borrower Group holding Revolver Loans to, and (if applicable) participating interest in LC Obligations owing by, such Borrower Group representing more than 50% of the aggregate outstanding principal amount of Revolver Loans and (if applicable) LC Obligations owing by such Borrower Group at such time.

     Required Lenders: at any date of determination thereof, Lenders having Borrower Group Commitments representing more than 50% of the aggregate Borrower Group Commitments at such time; provided, however, that for so long as any Lender shall be a Defaulting Lender, the term “Required Lenders” shall mean Lenders (excluding such Defaulting Lender) having Commitments representing more than 50% of the aggregate Commitments (excluding the Commitments of each Defaulting Lender) at such time; provided further, however, that if any of the Borrower Group Commitments have been terminated, the term “Required Lenders” shall be calculated using (a) in lieu of such Lender’s terminated Borrower Group Commitment, the outstanding principal amount of the Revolver Loans by such Lender to, and (if applicable) participation interests in LC Obligations owing by, such Borrower Group and (b) in lieu of the aggregate Commitments under such terminated Borrower Group Commitment, the aggregate outstanding Revolver Loans to, and (if applicable) LC Obligations owing by such Borrower Group.
     Requirement of Law: as to any Person, the Organic Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.
     Reserves: U.S. Availability Reserves and/or Canadian Availability Reserves, as the context requires.
     Restricted Foreign Subsidiary: a Foreign Subsidiary that is a Restricted Subsidiary.
     Restricted Subsidiary: any Subsidiary of any Borrower other than an Unrestricted Subsidiary.
     Reserve Percentage: the reserve percentage (expressed as a decimal, rounded up to the nearest 1/8th of 1%) applicable to member banks under regulations issued by the Board of Governors for determining the maximum reserve requirement for Eurocurrency liabilities.
     Revolver Commitment Increase and Revolver Commitment Increases: as defined in Section 2.1.7(a).
     Revolver Loan: a loan made pursuant to Section 2.1.1, and any Overadvance Loan, Swingline Loan or Protective Advance.
     Revolver Notes: collectively, the U.S. Revolver Notes and the Canadian Revolver Notes.
     S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
     Sale Leaseback: any transaction or series of related transactions pursuant to which any Borrower or any of the Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.

     SEC: means the Securities and Exchange Commission or any successor thereto and, as the context may require, any analogous Governmental Authority in any other relevant jurisdiction of the Parent or any Subsidiary.
     Secured Bank Product Obligations: Bank Product Debt owing to a Secured Bank Product Provider and evidenced by one or more Bank Product Documents that the Loan Party Agent, in a written notice to Agent, has expressly requested be treated as Secured Bank Product Obligations for purposes hereof, up to the maximum amount (in the case of any Secured Bank Product Provider other than Bank of America and its Affiliates) specified by such provider in writing to Agent, which amount may be established and increased or decreased by further written notice to Agent from time to time.
     Secured Bank Product Provider: (a) Bank of America or any of its Affiliates; and (b) any other Lender or Affiliate of a Lender that is providing a Bank Product; provided that such provider shall deliver a written notice to Agent, in form and substance reasonably satisfactory to Agent and Loan Party Agent, by the later of the Closing Date or 10 Business Days (or such later time as Agent and Loan Party Agent may agree in their reasonable discretion) following creation of the Bank Product, (i) describing the Bank Product and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount, and (ii) if such provider is not a Lender, agreeing to be bound by Section 12.13.
     Secured Leverage Ratio: as of any date of determination, the ratio of (a) Consolidated Secured Debt as of the most recent Test Period for which financial statements have been delivered pursuant to Section 10.1.1 to (b) Consolidated EBITDA for such Test Period.
     Secured Obligations: Obligations and Secured Bank Product Obligations, including in each case those under all Credit Documents.
     Secured Parties: Canadian Facility Secured Parties, U.S. Facility Secured Parties and Secured Bank Product Providers.
     Securities Account Control Agreement: the securities account control agreements, in form and substance reasonably satisfactory to Agent and Loan Party Agent, executed by each financial institution maintaining a Securities Account for a Loan Party, in favor of Agent.
     Securities Accounts: all present and future “securities accounts” (as defined in Article 8 of the UCC or the PPSA, as applicable), including all monies, “uncertificated securities,” “securities entitlements” and other “financial assets” (as defined in Article 8 of the UCC or the PPSA, as applicable) contained therein.
     Security Documents: this Agreement, the Guarantees, Insurance Assignments, Canadian Security Agreements, the Deposit Account Control Agreements, the Securities Account Control Agreements and all other documents, instruments and agreements now or hereafter securing (or given with the intent to secure) any Secured Obligations.
     Senior Officer: the President, the Chief Financial Officer, the Principal Accounting Officer, the Treasurer, the Controller or any other senior officer of a Person designated as such in writing to the Agent by such Person.

     Senior Secured Notes: the senior secured notes of MRC issued from time to time pursuant to the Senior Secured Notes Indenture and any registered notes issued by MRC in exchange for, and as contemplated by, such notes with substantially identical terms as such notes, as any such notes may be amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement.
     Senior Secured Notes Indenture: that certain Indenture, dated as of December 21, 2009, by and among MRC, Parent, the Credit Support Parties (as defined therein) party thereto, and U.S. Bank National Association, as trustee, as the same may be amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement.
     Settlement Report: a report delivered by the Agent to the Applicable Lenders summarizing the Revolver Loans and, if applicable, participations in LC Obligations of the applicable Borrower Group outstanding as of a given settlement date, allocated to the Applicable Lenders on a Pro Rata basis in accordance with their Revolver Commitments.
     Sold Entity or Business: as defined in the definition of the term “Consolidated EBITDA”.
     Solidary Claim: as defined in Section 12.1.1(b).
     Solvent: as it relates to (a) the Loan Parties, taken as a whole, (w) are adequately capitalized, (x) own assets, the value of which, on a going concern basis, exceed their liabilities, (y) will have sufficient working capital to pay their debts as they become due and (z) have not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise), or made any conveyance in connection therewith, in each case, with actual intent to hinder, delay or defraud either present or future creditors of such Persons or any of their Affiliates; and (b) (i) as to any other Person (other than a Person incorporated or organized under the laws of the Canada or any province or territory of Canada), such Person (u) owns Property whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (v) owns Property whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (w) is able to pay all of its debts as they mature; (x) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (y) is not “insolvent” within the meaning of Section 101(32) of the U.S. Bankruptcy Code; and (z) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates and (ii) as to any other Person incorporated or organized under the laws of the Canada or any province or territory of Canada, is not an “insolvent person” as defined in the Bankruptcy and Insolvency Act (Canada). “Fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase.
     Specified Revolving Credit Collateral: all Letter-of-Credit Rights, Chattel Paper, Instruments, Investment Property and General Intangibles pertaining to the property described in clauses (i) and (ii) of Section 7.1 of this Agreement.
     Specified Subsidiary: at any date of determination (a) any Material Subsidiary or (b) any Unrestricted Subsidiary (i) whose total assets at the last day of the Test Period ending on the last day of the most recent fiscal period for which financial statements pursuant to Section 10.1.1 have been delivered were equal to or greater than 15% of the Consolidated Total Assets of the Parent and the Subsidiaries at such date or (ii) whose gross revenues for such Test Period were equal to or greater than 15% of the consolidated gross revenues of the Parent and the Subsidiaries for such period, in each case determined in accordance with GAAP and (c) each other Subsidiary that, when such Subsidiary’s total assets or gross revenues are aggregated with the total assets or gross revenues, as applicable, of each other Subsidiary that is the subject of an Event of Default described in Section 11.1.5 would constitute a Specified Subsidiary under clause (a) or (b) above.
     Specified Transaction: with respect to any period, any Investment, sale, transfer or other disposition of assets, incurrence or repayment of Indebtedness, Dividend, Subsidiary designation, Revolver Commitment Increase or other event that by the terms of this Agreement requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis.”
     Sponsor: GS Capital Partners V Fund, L.P. and its respective Affiliates.
     Stock: shares of capital stock or shares in the capital, as the case may be (whether denominated as common stock or preferred stock or ordinary shares or preferred shares, as the case may be), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.
     Stock Equivalents: all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.
     Subordinated Indebtedness: Indebtedness of any Loan Party that is expressly subordinate and junior in right of payment to the Obligations of such Loan Party under this Agreement and is on subordination terms no less favorable to the Lenders than as is customary for senior subordinated notes issued in a public or Rule 144A high yield debt offering, it being understood that delivery to the Agent at least ten Business Days prior to the incurrence of such Indebtedness of a certificate of a Senior Officer of a Borrower (together with a reasonably detailed description of the subordination terms and conditions of such Indebtedness or drafts of the documentation relating thereto) certifying that such Borrower has determined in good faith that such subordination terms and conditions satisfy the foregoing requirements shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Agent notifies such

Borrower within such ten Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees)
     Subordination Agreement: that certain Postponement and Subordination Agreement dated as of June 14, 2011, among McJunkin Red Man Canada Ltd., an Alberta corporation, Midfield Holdings (Alberta) Ltd., an Alberta corporation, the Initial Canadian Borrower and Bank of America, as Agent and Lender.
     Subsidiary: with respect to any Person shall mean and include (a) any corporation more than 50% of whose Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of any Borrower.
     Successor Borrower: as defined in Section 10.2.3(a).
     Super-Majority Borrower Group Lenders: at any date of determination thereof, Lenders having Borrower Group Commitments to a Borrower Group representing more than 75% of the aggregate Borrower Group Commitments to such Borrower Group at such time; provided, however, that if and for so long as any such Lender shall be a Defaulting Lender, the term “Super-Majority Borrower Group Lenders” shall mean Lenders (excluding such Defaulting Lender) having Borrower Group Commitments to such Borrower Group representing more than 75% of the aggregate Borrower Group Commitments to such Borrower Group (excluding the Borrower Group Commitments of each Defaulting Lender) at such time; provided further, however, that if all of the Borrower Group Commitments to such Borrower Group have been terminated, the term “Super-Majority Borrower Group Lenders” shall mean Lenders to such Borrower Group holding Revolver Loans to, and (if applicable) participating interest in LC Obligations owing by, such Borrower Group representing more than 75% of the aggregate outstanding principal amount of Revolver Loans and (if applicable) LC Obligations owing by such Borrower Group at such time.
     Super-Majority Lenders: at any date of determination thereof, Lenders having Borrower Group Commitments representing more than 75% of the aggregate Borrower Group Commitments at such time; provided, however, that for so long as any Lender shall be a Defaulting Lender, the term “Super-Majority Lenders” shall mean Lenders (excluding such Defaulting Lender) having Commitments representing more than 75% of the aggregate Commitments (excluding the Commitments of each Defaulting Lender) at such time; provided further, however, that if any of the Borrower Group Commitments have been terminated, the term “Super-Majority Lenders” shall be calculated using (a) in lieu of such Lender’s terminated Borrower Group Commitment, the outstanding principal amount of the Revolver Loans by such Lender to, and (if applicable) participation interests in LC Obligations owing by, such Borrower Group and (b) in lieu of the aggregate Commitments under such terminated Borrower Group

Commitment, the aggregate outstanding Revolver Loans to, and (if applicable) LC Obligations owing by such Borrower Group.
     Supporting Obligations: as defined in the UCC, and in any event means a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property, including, but not limited to, securities, Investment Property, bills, notes, lien notes, judgments, chattel mortgages, mortgages, security interests, hypothecs, assignments, guarantees, suretyships, accessories, bills of exchange, negotiable instruments, invoices and all other rights, benefits and documents now or hereafter taken, vested in or held by a Person in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which a Person now has or may at any time hereafter have against any other Person in respect thereof, including rights in its capacity as seller of any property or assets returned, repossessed or recovered, under an installment or conditional sale or otherwise.
     Swingline Commitment: U.S. Swingline Commitment and/or Canadian Swingline Commitment, as the context requires.
     Swingline Commitment Termination Date: U.S. Swingline Commitment Termination Date and/or Canadian Swingline Commitment Termination Date, as the context requires.
     Swingline Lender: U.S. Swingline Lender and/or Canadian Swingline Lender, as the context requires.
     Swingline Loan: a loan made pursuant to Section 2.1.8.
     Taxes: all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other similar charges imposed in the nature of taxation by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
     Temporary Eligibility Period: the period of sixty (60) days after the Closing Date, or such longer period as the Agent shall approve; provided, such period shall not exceed one hundred twenty (120) days after the Closing Date without the approval of the Required Lenders.
     Termination Event: (a) the voluntary full or partial wind up of a Canadian Pension Plan that is a registered pension plan by a Canadian Facility Loan Party; (b) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer such a plan; or (c) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any such plan.
     Test Period: for any determination under this Agreement, the four consecutive fiscal quarters of MRC then last ended.
     Total Canadian Borrowing Base: at any time, an amount equal to the sum of, without duplication:

     (a) the book value of Canadian Eligible Accounts of all Canadian Borrowers multiplied by the advance rate of 85%, plus
     (b) the lesser of (i) 70% of the net book value of Canadian Eligible Inventory of all Canadian Borrowers (adding back the LIFO reserve calculated in accordance with GAAP) and (ii) Net Orderly Liquidation Value of Canadian Eligible Inventory of all Canadian Borrowers (which shall be (A) net of the current monthly shrinkage reserve calculated in accordance with GAAP and (B) valued at Cost) multiplied by the advance rate of 85%, minus
     (c) subject to Section 7.5, effective (i) immediately upon or (ii) five (5) Business Days after, in the case of Canadian Availability Reserves which would cause the aggregate amount of the Canadian Revolver Loans of all Canadian Borrowers at such time to exceed the lesser of the Canadian Revolver Commitments and the Total Canadian Borrowing Base then in effect, in each case, notification thereof to the Canadian Borrowers by the Agent, any and all Canadian Availability Reserves.
The Total Canadian Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate theretofore delivered to the Agent with such adjustments as the Agent deems appropriate in its Permitted Discretion to assure that the Total Canadian Borrowing Base is calculated in accordance with the terms of this Agreement.
     Total Revolver Exposure: as of any date of determination the sum of the Dollar Equivalent of the Canadian Revolver Exposure and the U.S. Revolver Exposure on such date of determination.
     Transaction Expenses: any fees or expenses incurred or paid by any Borrower or any of its Subsidiaries in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.
     Transfer: as defined in Section 2.1.6(b).
     Transfer Date: as defined in Section 2.1.6(b).
     Transferee: any actual or potential Eligible Assignee, Participant or other Person acquiring an interest in any Obligations.
     Type: any type of a Loan (i.e., U.S. Base Rate Loan, LIBOR Loan, Canadian BA Rate Loan, Canadian Base Rate Loan, or Canadian Prime Rate Loan) and which shall be either an Interest Period Loan or a Floating Rate Loan.
     UCC: the Uniform Commercial Code as in effect in the State of New York or, when the laws of any other jurisdiction govern the creation, perfection, priority or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.
     Unfunded Current Liability: of any (i) Plan shall mean the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 87 as in effect on the date hereof, based upon the actuarial assumptions that would be used by the Plan’s actuary in a termination of the Plan, exceeds the fair market value of the assets allocable thereto, and (ii) Canadian Pension Plan shall mean the excess of the present value of the benefit liabilities determined on a plan termination basis in accordance with actuarial assumptions over the current value of the assets, and in any event includes any unfunded liability, solvency liability or wind up deficiency in respect of any Canadian Pension Plan.
     Unrestricted Subsidiary: (a) any Subsidiary of any Borrower that is formed or acquired after the Closing Date, provided that at such time (or promptly thereafter) such Borrower designates such Subsidiary an Unrestricted Subsidiary in a written notice to the Agent, (b) any Restricted Subsidiary subsequently re-designated as an Unrestricted Subsidiary by the applicable Borrower in a written notice to the Agent, provided that in the case of (a) and (b), (x) such designation or re-designation shall be deemed to be an Investment on the date of such designation or re-designation in an Unrestricted Subsidiary in an amount equal to the sum of (i) such Borrower’s direct or indirect equity ownership percentage of the net worth of such designation or re-designated Restricted Subsidiary immediately prior to such designation or re-designation (such net worth to be calculated without regard to any guarantee provided by such designated or re-designated Restricted Subsidiary) and (ii) the aggregate principal amount of any Indebtedness owed by such designated or re-designated Restricted Subsidiary to such Borrower or any other Restricted Subsidiary immediately prior to such designated or re-designation, all calculated, except as set forth in the parenthetical to clause (i), on a consolidated basis in accordance with GAAP and (y) no Default or Event of Default would result from such designation or re-designation and (c) each Subsidiary of an Unrestricted Subsidiary; provided, however, that at the time of any written designation or re-designation by the applicable Borrower to the Agent that any Unrestricted Subsidiary shall no longer constitute an Unrestricted Subsidiary, such Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary to the extent no Default or Event of Default would result from such designation or re-designation. On or promptly after the date of its formation, acquisition, designation or re-designation, as applicable, each Unrestricted Subsidiary (other than an Unrestricted Subsidiary that is (x) a Foreign Subsidiary, (y) any Domestic Subsidiary of a non-U.S. Subsidiary (that is a “controlled foreign corporation” within the meaning of Section 957 of the Code) or (z) any U.S. Subsidiary, substantially all of the assets of which are Stock of one or more “controlled foreign corporations” within the meaning of Section 957 of the Code) shall have entered into a tax sharing agreement containing terms that, in the reasonable judgment of the Agent, provide for an appropriate allocation of tax liabilities and benefits. An Unrestricted Subsidiary which has been re-designated as a Restricted Subsidiary may not be subsequently re-designated as an Unrestricted Subsidiary.
     U.S. Assignment of Claims Act: Assignment of Claims Act of 1940, 31 U.S.C. § 3727, 41 U.S.C. § 15, as amended.
     U.S. Availability: as of any date of determination, (a) the lesser of (i) the U.S. Revolver Commitments minus all U.S. LC Obligations as of such date of determination and (ii) the U.S. Borrowing Base as of such date of determination, minus (b) the principal balance of all U.S. Revolver Loans.

     U.S. Availability Reserves: the sum (without duplication) of (a) the aggregate amount of the U.S. Rent Reserve, if any, established pursuant to clause (h) of the definition of U.S. Eligible Inventory; (b) the U.S. LC Reserve, (c) the U.S. Bank Product Reserve; (d) the Canadian Overadvance Loan Balance, if any, outstanding on such date; and (e) such additional reserves, in such amounts and with respect to such matters, as Agent may establish in its Permitted Discretion.
     U.S. Bank Product Reserve: the aggregate amount of reserves, as established by the Agent from time to time in its Permitted Discretion and in consultation with Loan Party Agent, to reflect the reasonably anticipated liabilities in respect of the then outstanding Secured Bank Product Obligations of the U.S. Facility Loan Parties and their Subsidiaries.
     U.S. Bankruptcy Code: Title 11 of the United States Code.
     U.S. Base Rate: for any day, a per annum rate equal to the greater of (a) the U.S. Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) LIBOR for a 30 day interest period as determined on such day, plus 1.0%.
     U.S. Base Rate Loan: any Loan that bears interest based on the U.S. Base Rate.
     U.S. Borrowers: (a) the Initial U.S. Borrowers and (b) each other U.S. Subsidiary that, after the date hereof, has executed a supplement or joinder to this Agreement in accordance with Section 10.1.13(c) specifying that it wishes to be a U.S. Borrower.
     U.S. Borrowing Base: at any time, an amount equal to the sum of, without duplication:
     (a) the book value of U.S. Eligible Accounts multiplied by the advance rate of 85%, plus
     (b) the lesser of (i) 70% of the net book value of U.S. Eligible Inventory (adding back the LIFO reserve calculated in accordance with GAAP) and (ii) Net Orderly Liquidation Value of U.S. Eligible Inventory (which shall be (A) net of the current monthly shrinkage reserve calculated in accordance with GAAP and (B) valued at Cost) multiplied by the advance rate of 85%, minus
     (c) subject to Section 7.5, effective (i) immediately upon or (ii) five (5) Business Days after, in the case of U.S. Availability Reserves which would cause the aggregate amount of the U.S. Revolver Loans at such time to exceed the lesser of the U.S. Revolver Commitments and the U.S. Borrowing Base then in effect, in each case, notification thereof to the U.S. Borrowers by the Agent, any and all U.S. Availability Reserves.
The U.S. Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate theretofore delivered to the Agent with such adjustments as the Agent deems appropriate in its Permitted Discretion to assure that the U.S. Borrowing Base is calculated in accordance with the terms of this Agreement.

     U.S. Cash Collateral Account: a demand deposit, money market or other account established by Agent at Bank of America or such other financial institution as Agent may select in its discretion with the consent of Loan Party Agent (not to be unreasonably withheld or delayed), which account shall be for the benefit of the U.S. Facility Secured Parties and shall be subject to Agent’s Liens securing the Secured Obligations; provided that the foregoing consent of Loan Party Agent to the selection by Agent in its discretion of a financial institution other than Bank of America shall not be required if an Event of Default has occurred and is continuing.
     U.S. Domiciled Loan Party: any U.S. Borrower and each U.S. Facility Guarantor, and “U.S. Domiciled Loan Parties” means all such Persons, collectively.
     U.S. Dominion Account: a special account established by the U.S. Facility Loan Parties at Bank of America or another bank acceptable to Agent, over which Agent has exclusive control for withdrawal purposes.
     U.S. Eligible Accounts: at any time, the Accounts of the U.S. Borrowers at such date except any Account:
     (a) which is not subject to a duly perfected security interest in favor of the Agent;
     (b) which is subject to any Lien (including Liens permitted by Section 10.2.2) other than (i) a Lien in favor of the Agent and (ii) a Permitted Lien which does not have priority over the Lien in favor of the Agent; provided that, with respect to any tax Lien having such priority, eligibility of Accounts shall be reduced by the amount of such tax Lien having such priority;
     (c) (i) owing by General Electric Company with respect to which more than 150 days have elapsed since the date of the original invoice therefor (provided, that the aggregate amount of all Accounts eligible under this clause (i) does not exceed $3,000,000 at any time) or (ii) owing by any other Account Debtor with respect to which more than 120 days have elapsed since the date of the original invoice therefor or which is more than 60 days past the due date for payment;
     (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible pursuant to clause (c) above;
     (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to U.S. Borrowers exceeds 20% of the aggregate U.S. Eligible Accounts (or such higher percentage as the Agent may establish for the Account Debtor from time to time), in each case, only to the extent of such excess;
     (f) with respect to which any covenant, representation, or warranty relating to such Account contained in this Agreement has been breached or is not true in any material respect;

     (g) which (i) does not arise from the sale of goods or performance of services in the Ordinary Course of Business, (ii) is not evidenced by an invoice, or other documentation satisfactory to the Agent, which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon such U.S. Borrower’s completion of any further performance, or (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment which is billed prior to actual sale to the end user, cash-on-delivery or any other repurchase or return basis, except with respect to up to $10,000,000 of such Accounts in the aggregate for the U.S. Borrowing Base and the Total Canadian Borrowing Base on a combined basis as described in this clause (v) and paragraph (g)(v) of the Canadian Eligible Accounts;
     (h) for which the goods giving rise to such Account (other than Accounts described in the foregoing paragraph (g)(v)) have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such U.S. Borrower;
     (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;
     (j) which is owed by an Account Debtor in respect of which an Insolvency Proceeding has been commenced or which is otherwise a debtor or a debtor in possession under any bankruptcy law or any other federal, state or foreign (including any province or territory) receivership, insolvency relief or other law or laws for the relief of debtors, including the U.S. Bankruptcy Code, unless the payment of Accounts from such Account Debtor is secured by assets of, or guaranteed by, in either case in a manner reasonably satisfactory to the Agent, a Person that is reasonably acceptable to the Agent or, if the Account from such Account Debtor arises subsequent to a decree or order for relief with respect to such Account Debtor under the federal bankruptcy laws, as now or hereafter in effect, the Agent shall have reasonably determined that the timely payment and collection of such Account will not be impaired;
     (k) which is owed by an Account Debtor which has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs or is not Solvent;
     (l) which is owed by an Account Debtor which is not organized under applicable law of the U.S. or Canada, any state of the U.S. or any province or territory of Canada and does not have its principal place of business in the U.S. or Canada unless such Account is backed by a letter of credit or other credit support reasonably acceptable to the Agent and which is in the possession of the Agent;
     (m) which is owed in any currency other than Dollars or Canadian Dollars;
     (n) which is owed by any Governmental Authority, unless (i) the Account Debtor is the United States or any department, agency or instrumentality thereof, and the Account has been assigned to the Agent in compliance with the U.S. Assignment of Claims Act, and any other steps necessary to perfect or render opposable the Lien of the

Agent in such Account have been complied with to the Agent’s reasonable satisfaction, (ii) the Account Debtor is the government of Canada or a province or territory thereof, and the Account has been assigned to the Agent in compliance with the Financial Administration Act (or similar Applicable Law of such province or territory), and any other steps necessary to perfect or render opposable the Lien of the Agent in such Account have been complied with to the Agent’s reasonable satisfaction, or (iii) such Account is backed by a letter of credit reasonably acceptable to the Agent and which is in the possession of the Agent;
     (o) which is owed by any Affiliate, employee, director, or officer of any Loan Party; provided that portfolio companies of the Sponsor that do business with a U.S. Borrower in the Ordinary Course of Business will not be treated as Affiliates for purposes of this clause (o);
     (p) which is owed by an Account Debtor or any Affiliate of such Account Debtor which is the holder of Indebtedness issued or incurred by any Loan Party; provided, that any such Account shall only be ineligible as to that portion of such Account which is less than or equal to the amount owed by the Loan Party to such Person;
     (q) which is subject to any counterclaim, deduction, defense, setoff or dispute, but only to the extent of the amount of such counterclaim, deduction, defense, setoff or dispute, unless (i) the Agent, in its Permitted Discretion, has established appropriate U.S. Availability Reserves and determines to include such Account as a U.S. Eligible Account or (ii) such Account Debtor has entered into an agreement reasonably acceptable to the Agent to waive such rights;
     (r) which is evidenced by any promissory note, Chattel Paper, or instrument (in each case, other than any such items that are delivered to the Agent);
     (s) which is owed by an Account Debtor located in any jurisdiction that requires, as a condition to access to the courts of such jurisdiction, that a creditor qualify to transact business, file a business activities report or other report or form, or take one or more other actions, unless such U.S. Borrower has so qualified, filed such reports or forms, or taken such actions (and, in each case, paid any required fees or other charges), except to the extent such U.S. Borrower may qualify subsequently as a foreign entity authorized to transact business in such state or jurisdiction and gain access to such courts, without incurring any cost or penalty reasonably viewed by the Agent to be material in amount, and such later qualification cures any access to such courts to enforce payment of such Account;
     (t) with respect to which such U.S. Borrower has made any agreement with the Account Debtor for any reduction thereof, but only to the extent of such reduction, other than discounts and adjustments given in the Ordinary Course of Business; or
     (u) which the Agent determines is ineligible in its Permitted Discretion.

Subject to Sections 14.1 and 7.5 and the definition of U.S. Borrowing Base, the Agent may modify the foregoing criteria in its Permitted Discretion.
     U.S. Eligible Inventory: at any date of determination thereof, the aggregate amount of all Inventory owned by U.S. Borrowers at such date except any Inventory:
     (a) which is not subject to a duly perfected Lien in favor of the Agent;
     (b) which is subject to any Lien (including Liens permitted by Section 10.2.2) other than (i) a Lien in favor of the Agent and (ii) a Permitted Lien which does not have priority over the Lien in favor of the Agent (other than any bailee, warehouseman, landlord or similar non-consensual Liens having priority of operation of law to the extent either subclause (i) or (ii) of clauses (h) or (i) below of U.S. Eligible Inventory is satisfied with respect to the relevant Inventory); provided that, with respect to any tax Lien having such priority, eligibility of Inventory shall be reduced by the amount of such tax Lien having such priority;
     (c) which is, in the Agent’s Permitted Discretion, slow moving, obsolete, unmerchantable, defective, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the Ordinary Course of Business unacceptable due to age, type, category and/or quantity;
     (d) with respect to which any covenant, representation, or warranty contained in this Agreement has been breached or is not true in any material respect;
     (e) which does not conform in all material respects to all standards imposed by any applicable Governmental Authority (except that any standard that is qualified as to “materiality” shall have been conformed to in all respects);
     (f) which constitutes packaging and shipping material, manufacturing supplies, display items, bill-and-hold goods (other than bill-and-hold goods, the sale of which been excluded from U.S. Eligible Accounts, pursuant to clause (g)(v) of the definition thereof), returned or repossessed goods (other than goods that are undamaged and able to be resold in the Ordinary Course of Business), defective goods, goods held on consignment, goods to be returned to the such U.S. Borrower’s suppliers or goods which are not of a type held for sale in the Ordinary Course of Business;
     (g) which is not located in the United States or Canada or is not at a location listed on Schedule 8.4.1 (as updated from time to time in accordance with the provisions hereof) other than goods in transit between locations of the Loan Parties;
     (h) which is located, at any time after the Temporary Eligibility Period, in any location leased by such U.S. Borrower unless (i) the lessor has delivered to the Agent a Collateral Access Agreement or (ii) a U.S. Rent Reserve has been established by the Agent;
     (i) which is located, at any time after the Temporary Eligibility Period, in any third party warehouse or is in the possession of a bailee, processor or other Person and is not evidenced by a Document, unless (i) such warehouseman, bailee, processor or other Person has delivered to the Agent a Collateral Access Agreement and/or such other documentation as the Agent may reasonably require or (ii) appropriate U.S. Availability Reserves have been established by the Agent in its Permitted Discretion;
     (j) which is the subject of a consignment by such U.S. Borrower as consignor unless (i) a protective UCC-1 financing statement has been properly filed against the consignee (as assigned to the Agent), and (ii) there is a written agreement acknowledging that such Inventory is held on consignment, that such U.S. Borrower retains title to such Inventory, that no Lien arising by, through or under such consignee has attached or will attach to such Inventory and requiring consignee to segregate the consigned Inventory from the consignee’s other personal or movable property and having other terms consistent with such U.S. Borrower’s past practices for consigned Inventory;
     (k) which is perishable as determined in accordance with GAAP; or
     (l) which contains or bears any intellectual property rights licensed to such U.S. Borrower unless the Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor in any material respect or (ii) incurring any material liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement.
Subject to Sections 14.1 and 7.5 and the definition of U.S. Borrowing Base, the Agent may modify the foregoing criteria in its Permitted Discretion.
     U.S. Facility Collateral: Collateral that now or hereafter secures (or is intended to secure) any of the U.S. Facility Secured Obligations.
     U.S. Facility Guarantee: each guarantee agreement (including this Agreement) at any time executed by a U.S. Facility Guarantor in favor of Agent guaranteeing all or any portion of the U.S. Facility Secured Obligations.
     U.S. Facility Guarantor: each U.S. Subsidiary that, after the date hereof, has executed a supplement or joinder to this Agreement in accordance with Section 10.1.13(c) specifying that it wishes to be a U.S. Facility Guarantor.
     U.S. Facility Loan Party: a U.S. Borrower or a U.S. Facility Guarantor.
     U.S. Facility Obligations: all Obligations of the U.S. Facility Loan Parties (including, for the avoidance of doubt, the Obligations of the U.S. Domiciled Loan Parties as guarantors of the Canadian Facility Obligations).
     U.S. Facility Secured Obligations: all Secured Obligations of the U.S. Facility Loan Parties (including, for the avoidance of doubt, the Secured Obligations of the U.S. Domiciled Loan Parties as guarantors of the Canadian Facility Secured Obligations).
     U.S. Facility Secured Parties: the Agent, any U.S. Fronting Bank, U.S. Lenders and Secured Bank Product Providers of Bank Products to U.S. Facility Loan Parties.

     U.S. Fronting Bank: Bank of America or any Affiliate thereof that agrees to issue U.S. Letters of Credit or, if reasonably acceptable to Loan Party Agent, any other U.S. Lender or Affiliate thereof that agrees to issue U.S. Letters of Credit.
     U.S. Fronting Bank Indemnitees: any U.S. Fronting Bank and its officers, directors, employees, Affiliates and agents.
     U.S. LC Application: an application by Loan Party Agent on behalf of a U.S. Borrower to a U.S. Fronting Bank for issuance of a U.S. Letter of Credit, in form and substance reasonably satisfactory to such U.S. Fronting Bank.
     U.S. LC Conditions: the following conditions necessary for issuance of a U.S. Letter of Credit: (a) each of the conditions set forth in Section 6 being satisfied or waived; (b) after giving effect to such issuance, total U.S. LC Obligations do not exceed the U.S. Letter of Credit Sublimit and no U.S. Overadvance exists or would result therefrom; (c) the expiration date of such U.S. Letter of Credit is (i) no more than 365 days from issuance (provided that each U.S. Letter of Credit may, upon request of the applicable U.S. Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of twelve (12) months or less (but no later than 20 Business Days prior to the Facility Terminations Date), and (ii) unless the U.S. Fronting Bank and Agent otherwise consent (subject to the satisfaction of the Cash Collateral requirements set forth in Section 2.2.3), at least 20 Business Days prior to the Facility Termination Date; (d) the U.S. Letter of Credit and payments thereunder are denominated in Dollars; (e) the form of the proposed U.S. Letter of Credit is reasonably satisfactory to Agent and the applicable U.S. Fronting Bank; and (f) the proposed use of the U.S. Letter of Credit is for a lawful purpose.
     U.S. LC Documents: all documents, instruments and agreements (including U.S. LC Requests and U.S. LC Applications) delivered by Loan Party Agent on behalf a U.S. Borrower or by any other Person to U.S. Fronting Bank or Agent in connection with issuance, amendment or renewal of, or payment under, any U.S. Letter of Credit.
     U.S. LC Obligations: the sum (without duplication) of (a) all amounts owing by U.S. Borrowers for any drawings under U.S. Letters of Credit; (b) the stated amount of all outstanding U.S. Letters of Credit; and (c) all fees and other amounts owing with respect to U.S. Letters of Credit.
     U.S. LC Request: a request for issuance of a U.S. Letter of Credit, to be provided by Loan Party Agent on behalf of a U.S. Borrower to U.S. Fronting Bank, in form reasonably satisfactory to Agent and U.S. Fronting Bank.
     U.S. LC Reserve: the aggregate of all U.S. LC Obligations, other than (a) those that have been Cash Collateralized; and (b) if no Event of Default exists, those constituting charges owing to the U.S. Fronting Bank.
     U.S. Lenders: Bank of America and each other Lender (other than Canadian Lenders) party hereto.

     U.S. Letter of Credit: any standby or documentary letter of credit issued by U.S. Fronting Bank for the account of a U.S. Borrower, or any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support issued by Agent or U.S. Fronting Bank for the benefit of a U.S. Borrower, including any Existing Letter of Credit.
     U.S. Letter of Credit Sublimit: $80,000,000.
     U.S. Overadvance: as defined in Section 2.1.5.
     U.S. Overadvance Loan: a U.S. Base Rate Loan made to a U.S. Borrower when a U.S. Overadvance exists or is caused by the funding thereof.
     U.S. Prime Rate: the rate of interest announced by Bank of America from time to time as its prime rate. Such rate is set by Bank of America on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
     U.S. Protective Advances: as defined in Section 2.1.6(a).
     U.S. Reimbursement Date: as defined in Section 2.2.2(a).
     U.S. Rent Reserve: the aggregate of (a) all past due rent and other past due charges owing by any U.S. Borrower to any landlord or other Person who possesses any U.S. Facility Collateral or could assert a Lien on any U.S. Facility Collateral; plus (b) a reserve in an amount not to exceed rent and other charges that could be payable to any such Person for the time period used to determine the Net Orderly Liquidation Value.
     U.S. Revolver Commitment Increase: as defined in Section 2.1.7(a).
     U.S. Revolver Commitment: for any U.S. Lender, its obligation to make U.S. Revolver Loans and to issue U.S. Letters of Credit, in the case of any U.S. Fronting Bank, or participate in U.S. LC Obligations, in the case of the other U.S. Lenders, to the U.S. Borrowers up to the maximum principal amount, in each case, shown on Schedule 2.1.1(a), or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party, as such U.S. Revolver Commitment may be adjusted from time to time in accordance with the provisions of Section 2.1.4, 2.1.7 or 11.1. “U.S. Revolver Commitments” means the aggregate amount of such commitments of all U.S. Lenders.
     U.S. Revolver Commitment Termination Date: the earliest of (a) the Facility Termination Date, (b) the date on which the Loan Party Agent terminates or reduces to zero the U.S. Revolver Commitments pursuant to Section 2.1.4, and (c) the date on which the U.S. Revolver Commitments are terminated pursuant to Section 11.1.
     U.S. Revolver Exposure: on any date, an amount equal to the sum of the (a) U.S. Revolver Loans outstanding on such date and (b) U.S. LC Obligations on such date.

     U.S. Revolver Loan: a Revolver Loan made by a U.S. Lender to a U.S. Borrower pursuant to Section 2.1.1(a), which Loan shall be denominated in Dollars and shall be either a U.S. Base Rate Loan or a LIBOR Loan, in each case as selected by Loan Party Agent, and including any U.S. Swingline Loan, U.S. Overadvance Loan or U.S. Protective Advance.
     U.S. Revolver Notes: the promissory notes, if any, executed by U.S. Borrowers in favor of each U.S. Lender to evidence the U.S. Revolver Loans funded from time to time by such U.S. Lender, which shall be in the form of Exhibit C-2 to this Agreement, together with any replacement or successor notes therefor.
     U.S. Subsidiary: a Wholly-Owned Subsidiary of any U.S. Borrower that is organized under the laws of the United States, any state of the United States or the District of Columbia.
     U.S. Swingline Commitment: $75,000,000.
     U.S. Swingline Commitment Termination Date: with respect to any U.S. Swingline Loan, the date that is five Business Days prior to the U.S. Revolver Commitment Termination Date.
     U.S. Swingline Lender: Bank of America or an Affiliate of Bank of America.
     U.S. Swingline Loan: a Swingline Loan made by the U.S. Swingline Lender to a U.S. Borrower pursuant to Section 2.1.8(a), which Swingline Loan shall be denominated in Dollars and shall be a U.S. Base Rate Loan.
     Voting Stock: with respect to any Person, any class or classes of equity interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors of such Person.
     Wholly-Owned: with respect to any Person at any time, any Subsidiary, 100% of whose Stock (other than, in the case of any Foreign Subsidiary, nominal directors’ qualifying shares) are at such time owned, directly or indirectly, by such Person.
     1.2 Accounting Terms. Under the Loan Documents (except as otherwise specified herein), all accounting terms shall be interpreted, all accounting determinations shall be made, and all financial statements shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of the Loan Parties delivered to Agent before the Closing Date. In the event that any “Accounting Changes” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then at the Loan Party Agent’s request, Agent and the Lenders shall enter into negotiations with Loan Party Agent in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the financial condition of the Loan Parties shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Loan Parties, the Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles (i) required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants or, if applicable, the SEC or (ii) otherwise proposed by the Loan Party Agent to, and approved by, Agent.
     1.3 Uniform Commercial Code/PPSA. As used herein, the following terms are defined in accordance with the UCC in effect in the State of New York from time to time: “Chattel Paper,” “Commercial Tort Claim”, “Equipment”, “Instrument”, “Investment Property” and, as such terms relate to any such Property of any Canadian Domiciled Loan Party, such terms shall refer to such Property as defined in the PPSA to the extent applicable. In addition, other terms relating to Collateral used and not otherwise defined herein that are defined in the UCC and/or the PPSA shall have the meanings set forth in the UCC and/or the PPSA, as applicable and as the context requires.
     1.4 Certain Matters of Construction. The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, “from” means “from and including,” and “to” and “until” each mean “to but excluding.” The terms “including” and “include” shall mean “including, without limitation” and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit any provision. Section titles appear as a matter of convenience only and shall not affect the interpretation of any Loan Document. All references to (a) laws or statutes include all related rules, regulations, interpretations, amendments and successor provisions; (b) any reference to any Loan Document shall be deemed to include any amendments, waivers and other modifications, extensions or renewals of such Loan Document; (c) section means, unless the context otherwise requires, a section of this Agreement; (d) any exhibits or schedules mean, unless the context otherwise requires, exhibits and schedules attached hereto, which are hereby incorporated by reference; (e) any Person include successors and assigns of such Person; (f) time of day means time of day in Dallas, Texas (Central Time); or (g) discretion of the Agent, any Fronting Bank or any Lender means the sole and absolute discretion of such Person exercised in a manner consistent with its duties of good faith and fair dealing. Except as expressly otherwise provided herein, all fundings of Loans, issuances of Letters of Credit and payments of Obligations shall be in Dollars and, unless the context otherwise requires, all determinations (including calculations of Borrowing Base and financial covenants) made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time. To the extent not otherwise specified herein, Borrowing Base calculations shall be consistent with historical methods of valuation and calculation, and otherwise reasonably satisfactory to Agent (and not necessarily calculated in accordance with GAAP). Loan Parties shall have the burden of establishing any alleged negligence, misconduct or lack of good faith by Agent, Fronting Bank or any Lender under any Loan Documents. No provision of any Loan Documents shall be construed against any party by reason of such party having, or being deemed to have, drafted the provision. Whenever any payment, certificate, notice or other delivery shall be stated to be due on a day other than a Business Day, the due date for such payment or delivery shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any LIBOR Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day.

     1.5 Interpretation (Quebec). For purposes of any Collateral located in the Province of Quebec or charged by any deed of hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall be deemed to include a “hypothec”, “prior claim” and a “resolutory clause”, (f) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code, (g) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to an “opposable” or “set up” Liens as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall be deemed to include a “mandatary”, (k) “construction liens” shall be deemed to include “legal hypothecs”, (l) “joint and several” shall be deemed to include “solidary”, (m) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (n) “beneficial ownership” shall be deemed to include “ownership on behalf of another as mandatary”, (o) “servitude” shall be deemed to include “easement”, (p) “priority” shall be deemed to include “prior claim”, (q) “survey” shall be deemed to include “certificate of location and plan”, and (r) “fee simple title” shall be deemed to include “absolute ownership”. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en la langue anglaise seulement.
SECTION 2. CREDIT FACILITIES
     2.1 Commitment.
          2.1.1 Revolver Loans.
          (a) U.S. Revolver Loans to U.S. Borrowers. Each U.S. Lender agrees, severally and not jointly with the other U.S. Lenders, upon the terms and subject to the conditions set forth herein, to make U.S. Revolver Loans to any of the U.S. Borrowers on any Business Day during the period from the Closing Date to the U.S. Revolver Commitment Termination Date, not to exceed in aggregate principal amount outstanding at any time, together with such U.S. Lender’s portion of the U.S. LC Obligations, such U.S. Lender’s U.S. Revolver Commitment at such time, which U.S. Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that such U.S. Lenders shall have no obligation to U.S. Borrowers whatsoever to honor any request for a U.S. Revolver Loan on or after the U.S. Revolver Commitment Termination Date or if the amount of the proposed U.S. Revolver Loan exceeds U.S. Availability on the proposed funding date for such

U.S. Revolver Loan. Each Borrowing of U.S. Revolver Loans shall be funded by U.S. Lenders on a Pro Rata basis. The U.S. Revolver Loans shall bear interest as set forth in Section 3.1. Each U.S. Revolver Loan shall, at the option of the Loan Party Agent, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of U.S. Base Rate Loans or LIBOR Loans. The U.S. Revolver Loans shall be repaid in accordance with the terms of this Agreement and shall be secured by all of the U.S. Facility Collateral. U.S. Borrowers shall be jointly and severally liable to pay all of the U.S. Revolver Loans. Each U.S. Revolver Loan shall be funded and repaid in Dollars.
          (b) Canadian Revolver Loans to Canadian Borrowers. Each Canadian Lender agrees, severally and not jointly with the other Canadian Lenders, upon the terms and subject to the conditions set forth herein, to make Canadian Revolver Loans to any of the Canadian Borrowers on any Business Day during the period from the Closing Date to the Canadian Revolver Commitment Termination Date, not to exceed in aggregate principal amount outstanding at any time, together with such Canadian Lender’s portion of the Canadian LC Obligations, such Canadian Lender’s Canadian Revolver Commitment at such time, which Canadian Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that Canadian Lenders shall have no obligation to the Canadian Borrowers whatsoever to honor any request for a Canadian Revolver Loan on or after the Canadian Revolver Commitment Termination Date or if the amount of the proposed Canadian Revolver Loan exceeds Canadian Availability on the proposed funding date for such Canadian Revolver Loan or, in the case of any Canadian Borrower, the limit contained in Section 2.3. Each Borrowing of Canadian Revolver Loans shall be funded by Canadian Lenders on a Pro Rata basis. The Canadian Revolver Loans shall bear interest as set forth in Section 3.1. Each Canadian Revolver Loan shall, at the option of the Initial Canadian Borrower, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of Canadian Prime Rate Loans or Canadian BA Rate Loans if denominated in Canadian Dollars, or Canadian Base Rate Loans or LIBOR Loans if denominated in Dollars. The Canadian Revolver Loans shall be repaid in accordance with the terms of this Agreement and shall be secured by all of the Canadian Facility Collateral. Each Canadian Revolver Loan shall be funded in Canadian Dollars or, at the option of the Initial Canadian Borrower, Dollars and repaid in the same currency as the underlying Canadian Revolver Loan was made.
          (c) Cap on Total Revolver Exposure. Notwithstanding anything to the contrary contained in this Section 2.1.1, in no event shall any Borrower be entitled to receive a Revolver Loan if at the time of the proposed funding of such Loan (and after giving effect thereto and all pending requests for Loans), the Total Revolver Exposure exceeds (or would exceed) the lesser of the (a) the Maximum Facility Amount and (b) the Commitments.
          2.1.2 Revolver Notes. The Revolver Loans made by each Lender and interest accruing thereon shall be evidenced by the records of the Agent and such Lender. At the request of any Lender, the Borrowers within the Borrower Group to which such Lender has extended Commitments shall deliver a Revolver Note to such Lender in the amount of such Lender’s aggregate U.S. Revolver Commitment or Canadian Revolver Commitment, as applicable.

          2.1.3 Use of Proceeds. The proceeds of Loans shall be used by Borrowers solely to (a) refinance MRC’s Indebtedness under the Existing U.S. Credit Agreement, (b) to refinance the Initial Canadian Borrower’s Indebtedness under the Existing Canadian Credit Agreement and the ATB Financial Debt, (c) to issue Letters of Credit, (d) to finance ongoing working capital needs and (e) for other general corporate purposes of the Borrowers and their Subsidiaries, including to fund permitted distributions.
          2.1.4 Reduction or Termination of Commitments.
          (a) The Canadian Revolver Commitments shall terminate on the Canadian Revolver Commitment Termination Date and the U.S. Revolver Commitments shall terminate on the U.S. Revolver Commitment Termination Date, in each case, unless sooner terminated in accordance with this Agreement. The Swingline Commitment shall terminate at 5:00 p.m. on the Swingline Commitment Termination Date. Upon at least 30 days’ prior written notice to the Agent from the Loan Party Agent, (i) U.S. Borrowers may, at their option, terminate the U.S. Revolver Commitments and/or (ii) the Canadian Borrowers may, at their option, terminate the Canadian Revolver Commitments, in each case, without premium or penalty (other than funding losses payable pursuant to Section 3.9). If the U.S. Borrowers elect to reduce to zero or terminate the U.S. Revolver Commitments pursuant to the previous sentence, the Canadian Revolver Commitments shall automatically terminate concurrently with the termination of the U.S. Revolver Commitments. Any notice of termination given by the Borrowers pursuant to this Section 2.1.4 shall be irrevocable; provided, however, that notice may be contingent on the occurrence of a financing or refinancing or the consummation of a sale, transfer, lease or other disposition of assets or the occurrence of a Change of Control and may be revoked or the termination date deferred if the financing or refinancing or sale, transfer, lease or other disposition of assets or Change of Control does not occur. On the Canadian Revolver Commitment Termination Date, the Canadian Facility Loan Parties shall make Full Payment of all Canadian Facility Obligations. On the U.S. Revolver Commitment Termination Date, the U.S. Facility Loan Parties shall make Full Payment of all U.S. Facility Obligations.
          (b) So long as no Default or Event of Default then exists or would result therefrom and after giving effect thereto, the Loan Party Agent may permanently and irrevocably reduce the Maximum Facility Amount by giving the Agent at least 10 Business Days’ prior irrevocable written notice thereof (or such lesser time as Agent may consent to) from a Senior Officer of the Loan Party Agent, which notice shall (1) specify the date (which shall be a Business Day) and amount of such reduction (which shall, in the case of the Maximum U.S. Facility Amount, be in a minimum amount of $10,000,000 and increments of $10,000,000 in excess thereof and, in the case of the Maximum Canadian Facility Amount, be in a minimum amount of Cdn$1,000,000 and increments of Cdn$1,000,000 in excess thereof), and (2) specify the allocation of such reduction to, and the corresponding reductions of, each of the Maximum Canadian Facility Amount and/or the Maximum U.S. Facility Amount (and the respective Canadian Revolver Commitments and the U.S. Revolver Commitments in respect thereof, each of which shall be allocated to the Lenders among the Borrower Groups on a Pro Rata basis at the time of such reduction). Without limiting the foregoing, (i) each reduction in the Maximum U.S. Facility Amount shall in no event exceed U.S Availability, and (ii) each reduction in the Maximum Canadian Facility Amount shall in no event exceed Canadian Availability.

          2.1.5 Overadvances. If at any time (i) the aggregate principal balance of all Canadian Revolver Loans owing by a Canadian Borrower exceeds the Canadian Borrowing Base of such Canadian Borrower (a “Canadian Overadvance”) or (ii) the aggregate principal balance of all U.S. Revolver Loans exceeds the U.S. Borrowing Base (a “U.S. Overadvance”), the excess amount shall, subject to Section 5.2, be payable by the Applicable Canadian Borrower or the U.S. Borrowers, as applicable on demand by Agent. Agent may require Applicable Lenders to honor requests for Overadvance Loans and to forbear from requiring the applicable Borrower(s) to cure an Overadvance, (a) when no other Event of Default is known to Agent, as long as (i) such Overadvance does not continue for more than 30 consecutive days (and no Overadvance may exist for at least five consecutive days thereafter before further Overadvance Loans are required), (ii) such Overadvance is not known by Agent to exceed ten percent (10%) of the Total Canadian Borrowing Base, with respect to all Canadian Borrowers, or ten percent (10%) of the U.S. Borrowing Base, with respect to U.S. Borrowers and (iii) the aggregate amount of the Overadvances existing at any time, together with the Protective Advances outstanding at any time pursuant to Section 2.1.6 below, do not exceed fifteen percent (15%) of the Commitments then in effect; and (b) regardless of whether an Event of Default exists, if Agent discovers an Overadvance not previously known by it to exist, as long as from the date of such discovery the Overadvance does not continue for more than 30 consecutive days. In no event shall Overadvance Loans be required that would cause(i) the Canadian Revolver Exposure to exceed the aggregate Canadian Revolver Commitments or (ii) the U.S. Revolver Exposure to exceed the aggregate U.S. Revolver Commitments. All Canadian Overadvance Loans shall constitute Canadian Facility Obligations secured by the Canadian Facility Collateral and shall be entitled to all benefits of the Loan Documents. All U.S. Overadvance Loans shall constitute U.S. Facility Obligations secured by the U.S. Facility Collateral and shall be entitled to all benefits of the Loan Documents. Required Borrower Group Lenders may at any time revoke Agent’s authority to make further Overadvance Loans to the Borrower or Borrowers of the applicable Borrower Group by written notice to the Agent. Any funding of an Overadvance Loan or sufferance of an Overadvance shall not constitute a waiver by Agent or Lenders of the Event of Default caused thereby. In no event shall any Borrower or other Loan Party be deemed a beneficiary of this Section 2.1.5 nor authorized to enforce any of its terms.
          2.1.6 Protective Advances.
          (a) The Agent shall be authorized by each Borrower and the Applicable Lenders, from time to time in the Agent’s sole discretion (but shall have absolutely no obligation to), to make U.S. Base Rate Loans to the U.S. Borrowers on behalf of the U.S. Lenders (any of such Loans are herein referred to as “U.S. Protective Advances”) and Canadian Base Rate Loans or Canadian Prime Rate Loans to any Canadian Borrower on behalf of the Canadian Lenders (any of such Loans are herein referred to as “Canadian Protective Advances”) which the Agent, in its Permitted Discretion, deems necessary or desirable to (i) preserve or protect Collateral or any portion thereof or (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations; provided that no U.S. Protective Advance shall cause the aggregate amount of the U.S. Revolver Exposure at such time to exceed the Borrower Group Commitment then in effect, and no Canadian Protective Advance shall cause the aggregate amount of the Canadian Revolver Exposure at such time to exceed the Borrower Group Commitment (or any Applicable Canadian Borrower Commitment) then in effect; provided further that, the aggregate amount of U.S. Protective Advances and Canadian Protective

Advances outstanding at any time pursuant to clauses (i) and (ii) above shall not exceed seven and a half percent (7.5%) of the Commitments then in effect; provided further that, the aggregate amount of U.S. Protective Advances and Canadian Protective Advances outstanding at any time pursuant to clauses (i) and (ii) above, together with the Overadvances existing at any time pursuant to Section 2.1.5 above, shall not exceed fifteen percent (15%) of the Commitments then in effect. Protective Advances may be made even if the conditions set forth in Section 6 have not been satisfied. Each Applicable Lender shall participate in each Protective Advance on a Pro Rata basis. Required Borrower Group Lenders may at any time revoke Agent’s authority to make further Protective Advances to the Borrower or Borrowers of the applicable Borrower Group by written notice to the Agent. Absent such revocation, the Agent’s determination that funding of a Protective Advance is appropriate shall be conclusive. All U.S. Protective Advances made by the Agent with respect to U.S. Facility Loan Parties shall be U.S. Facility Obligations, secured by the U.S. Facility Collateral and shall be treated for all purposes as U.S. Base Rate Loans; and all Canadian Protective Advances made by the Agent with respect to Canadian Facility Loan Parties shall be Canadian Facility Obligations, secured by the Canadian Facility Collateral and, if denominated in Canadian dollars, shall be treated for all purposes as a Canadian Prime Rate Loan and, if denominated in Dollars, shall be treated for all purposes as a Canadian Base Rate Loan. At any time that there is sufficient Excess Availability and the conditions precedent set forth in Section 6 have been satisfied, the Agent may request the Applicable Lenders to make a U.S. Revolver Loan or a Canadian Revolver Loan, as applicable, to repay a Protective Advance. At any other time, the Agent may require the Applicable Lenders to fund their risk participations described in Section 2.1.6(b).
          (b) Upon the making of a Protective Advance by the Agent (whether before or after the occurrence of a Default or Event of Default), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Agent without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Pro Rata share of such Protective Advance. Each Lender shall transfer (a “Transfer”) the amount of such Lender’s Pro Rata share of the outstanding principal amount of the applicable Protective Advance with respect to such purchased interest and participation promptly when requested to the Agent, to such account of the Agent as the Agent may designate, but in any case not later than 3:00 p.m. on the Business Day notified (if notice is provided by the Agent prior to 12:00 p.m. and otherwise on the immediately following Business Day (the “Transfer Date”). Transfers may occur during the existence of a Default or Event of Default and whether or not the applicable conditions precedent set forth in Section 6 have then been satisfied. Such amounts transferred to the Agent shall be applied against the amount of the Protective Advance and, together with Lender’s Pro Rata share of such Protective Advance, shall constitute Loans of such Lenders, respectively. If any such amount is not transferred to the Agent by any Lender on such Transfer Date, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 3.1. From and after the date, if any, on which any Lender is required to fund, and funds, its participation in any Protective Advance purchased hereunder, the Agent shall promptly distribute to such Lender, such Lender’s Pro Rata share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Protective Advance.

          2.1.7 Increase in Revolver Commitments.
          (a) (i) The Loan Party Agent may by written notice to the Agent elect to increase the Maximum Canadian Facility Amount then in effect (a “Canadian Revolver Commitment Increase”) and (ii) the Loan Party Agent may by written notice to the Agent elect to increase the Maximum U.S. Facility Amount then in effect (a “U.S. Revolver Commitment Increase” and together with the Canadian Revolver Commitment Increase, the “Revolver Commitment Increases” and each, a “Revolver Commitment Increase”), in each case, by increasing the Commitment of an Applicable Lender or by causing a Person reasonably acceptable to the Agent that at such time is not a Lender to become a Lender (an “Additional Lender”). Each such notice shall specify the proposed date (each, an “Increase Date”) for the effectiveness of the Revolver Commitment Increase, which date shall be not less than ten Business Days after the date on which such notice is delivered to Agent. Any increase in the Maximum Canadian Facility Amount or the Maximum U.S. Facility Amount shall be subject to the following additional conditions: (i) no Default or Event of Default shall have occurred and be continuing as of the date of such notice or both immediately before and after giving effect thereto as of the Increase Date; (ii) no Lender shall be obligated or have a right to participate in the Revolver Commitment Increase by increasing its Commitment; (iii) the Revolver Commitment Increase, to the extent arising from the admission of an Additional Lender, shall be effected pursuant to one or more joinder agreements executed and delivered by the Borrowers and the Agent, and each of which shall be in form and substance reasonably satisfactory to the Agent; (iv) the Loan Party Agent shall deliver or cause to be delivered any officers’ certificates, board resolutions, legal opinions or other documents reasonably requested by Agent in connection with the Revolver Commitment Increase; (v) the Borrowers shall pay all reasonable and documented fees and expenses in connection with the Revolver Commitment Increase, including payments required pursuant to Section 3.9 in connection with the Revolver Commitment Increase; (vi) such increase shall be in a minimum amount of $25,000,000 or, in the case of the Canadian Revolver Commitments, in a minimum amount of Cdn$25,000,000; and (vii) the Agent shall have received a certification from a Senior Officer of the Loan Party Agent, or other evidence reasonably satisfactory to the Agent, that such increase is permitted under the Senior Secured Notes Indenture. Any Revolver Commitment Increase shall concurrently increase, as applicable, (1) the U.S. Revolver Commitments then in effect Pro Rata among the U.S. Lenders (including any Additional Lenders who become U.S. Lenders as a result of such Revolver Commitment Increase) and (2) the Canadian Revolver Commitments then in effect Pro Rata among the Canadian Lenders (including any Additional Lenders who become Canadian Lenders as a result of such Revolver Commitment Increase). After giving effect to any Canadian Revolver Commitment Increase, the Canadian Revolver Commitment of each Canadian Lender (and the percentage of each Canadian Revolver Loan that each Participant must purchase a Canadian Revolver Loan participation in) shall be equal to such Canadian Lender’s (or Participant’s) Pro Rata share of the amount of the increased Canadian Revolver Commitments. After giving effect to any U.S. Revolver Commitment Increase, the U.S. Revolver Commitment of each U.S. Lender (and the percentage of each U.S. Revolver Loan that each Participant must purchase a U.S. Revolver Loan participation in) shall be equal to such U.S. Lender’s (or Participant’s) Pro Rata share of the amount of the increased U.S. Revolver Commitments. Notwithstanding the foregoing, in no event shall the aggregate amount of all Revolver Commitment Increases made under this Section 2.1.7 exceed $250,000,000, including the Dollar Equivalent of Canadian Revolver Commitment Increases.

          (b) The Agent shall promptly inform the Lenders of any request for a Revolver Commitment Increase made by the Loan Party Agent. If the conditions set forth in clause (a) above are not satisfied on the applicable Increase Date (or, to the extent such conditions relate to an earlier date, such earlier date), the Agent shall notify the Loan Party Agent in writing that the requested Revolver Commitment Increase will not be effectuated. On each Increase Date, the Agent shall notify the Lenders and the Loan Party Agent, on or before 3:00 p.m., by telecopier, e-mail or telex, of the occurrence of the Revolver Commitment Increase to be effected on such Increase Date, the amount of Revolver Loans held by each Lender as a result thereof, the amount of the U.S. Revolver Commitment of each U.S. Lender (and the percentage of each U.S. Revolver Loan, if any, that each Participant must purchase a participation interest in) and the amount of the Canadian Revolver Commitment of each Canadian Lender (and the percentage of each Canadian Revolver Loan, if any, that each Participant must purchase a participation interest in) as a result thereof.
          2.1.8 Swingline Loans.
          (a) U.S. Swingline Loans to U.S. Borrowers. The U.S. Swingline Lender shall make U.S. Swingline Loans to any of the U.S. Borrowers on any Business Day during the period from the Closing Date to the U.S. Swingline Commitment Termination Date, not to exceed the U.S. Swingline Commitment in aggregate principal amount outstanding at any time, which U.S. Swingline Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that the U.S. Swingline Lender shall not honor any request for a U.S. Swingline Loan on or after the U.S. Swingline Commitment Termination Date or if the amount of the proposed U.S. Swingline Loan exceeds U.S. Availability on the proposed funding date for such U.S. Swingline Loan. The U.S. Swingline Loans shall be U.S. Base Rate Loans and bear interest as set forth in Section 3.1. Each U.S. Swingline Loan shall constitute a Revolver Loan for all purposes except that payments thereon shall be made to the U.S. Swingline Lender for its own account. The U.S. Swingline Loans shall be repaid in accordance with the terms of this Agreement and shall be secured by all of the U.S. Facility Collateral. The U.S. Borrowers shall be jointly and severally liable to pay all of the U.S. Swingline Loans. Each U.S. Swingline Loan shall be funded and repaid in Dollars.
     (b) Canadian Swingline Loans to Canadian Borrowers. The Canadian Swingline Lender shall make Canadian Swingline Loans to any of the Canadian Borrowers on any Business Day during the period from the Closing Date to the Canadian Swingline Commitment Termination Date, not to exceed the Canadian Swingline Commitment in aggregate principal amount outstanding at any time, which Canadian Swingline Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that the Canadian Swingline Lender shall not honor any request for a Canadian Swingline Loan on or after the Canadian Swingline Commitment Termination Date, if the amount of the proposed Canadian Swingline Loan exceeds Canadian Availability of the Applicable Canadian Borrower on the proposed funding date for such Canadian Swingline Loan or if the requirements of Section 2.3 are not satisfied. The Canadian Swingline Loans shall be Canadian Prime Rate Loans if denominated in Canadian Dollars and Canadian Base Rate Loans if denominated in Dollars and bear interest as set forth in Section 3.1. Each Canadian Swingline Loan shall constitute a Revolver Loan for all purposes except that payments thereon shall be made to the Canadian Swingline Lender for its own account. The Canadian Swingline Loans shall be repaid in accordance with the terms of this Agreement and shall be secured by all of the Canadian Facility Collateral. Each Canadian Swingline Loan shall be funded in Canadian Dollars or, at the option of the Initial Canadian Borrower, Dollars and repaid in the same currency as the underlying Canadian Swingline Loan was made.
          (c) The Swingline Loans made by each Swingline Lender and interest accruing thereon shall be evidenced by the records of the Agent and such Swingline Lender and need not be evidenced by any promissory note.
     2.2 Letter of Credit Facilities.
          2.2.1 Issuance of U.S. Letters of Credit. U.S. Fronting Bank agrees to issue U.S. Letters of Credit for the account of any U.S. Borrower or its U.S. Subsidiaries that are Restricted Subsidiaries (provided that a U.S. Borrower shall be a co-applicant, and jointly and severally liable with respect to, any U.S. Letter of Credit issued for the account of a Restricted Subsidiary) from time to time until the Facility Termination Date (or until the U.S. Revolver Commitment Termination Date, if earlier), on the terms set forth herein, including the following:
     (a) Each U.S. Borrower acknowledges that U.S. Fronting Bank’s willingness to issue any U.S. Letter of Credit is conditioned upon U.S. Fronting Bank’s receipt of a U.S. LC Application with respect to the requested U.S. Letter of Credit, as well as such other instruments and agreements as U.S. Fronting Bank may customarily require for issuance of a letter of credit of similar type and amount. U.S. Fronting Bank shall have no obligation to issue any U.S. Letter of Credit unless (i) U.S. Fronting Bank receives a U.S. LC Request and U.S. LC Application at least three Business Days prior to the requested date of issuance; (ii) each U.S. LC Condition is satisfied; and (iii) if a Defaulting Lender that is a U.S. Lender exists, U.S. Borrowers have entered into arrangements reasonably satisfactory to Agent and U.S. Fronting Bank to eliminate any funding risk associated with such Defaulting Lender. If U.S. Fronting Bank receives written notice from a U.S. Lender at least three Business Days before issuance of a U.S. Letter of Credit that any U.S. LC Condition has not been satisfied, U.S. Fronting Bank shall have no obligation to issue the requested U.S. Letter of Credit (or any other) until such notice is withdrawn in writing by the Required Lenders or until the Required Lenders have waived such condition in accordance with this Agreement. Prior to receipt of any such notice, U.S. Fronting Bank shall not be deemed to have knowledge of any failure of U.S. LC Conditions. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.
          (b) The renewal or extension of any U.S. Letter of Credit shall be treated as the issuance of a new U.S. Letter of Credit, except that delivery of a new U.S. LC Application shall be required at the discretion of U.S. Fronting Bank. No U.S. Fronting Bank shall renew or extend any U.S. Letter of Credit if it receives written notice from the Agent or the Required Lenders of the existence of a Default or Event of Default.
          (c) U.S. Borrowers assume all risks of the acts, omissions or misuses of any U.S. Letter of Credit by the beneficiary. In connection with issuance of any U.S. Letter of

Credit, none of Agent, U.S. Fronting Bank or any Lender shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of any goods purported to be represented by any Documents; any differences or variation in the character, quality, quantity, condition, packing, value or delivery of any goods from that expressed in any Documents; the form, validity, sufficiency, accuracy, genuineness or legal effect of any Documents or of any endorsements thereon; the time, place, manner or order in which shipment of goods is made; partial or incomplete shipment of, or failure to ship, any goods referred to in a U.S. Letter of Credit or Documents; any deviation from instructions, delay, default or fraud by any shipper or other Person in connection with any goods, shipment or delivery; any breach of contract between a shipper or vendor and a U.S. Borrower; errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy, e-mail, telephone or otherwise; errors in interpretation of technical terms; the misapplication by a beneficiary of any U.S. Letter of Credit or the proceeds thereof; or any consequences arising from causes beyond the control of U.S. Fronting Bank, Agent or any U.S. Lender, including any act or omission of a Governmental Authority. The rights and remedies of U.S. Fronting Bank under the Loan Documents shall be cumulative. U.S. Fronting Bank shall be fully subrogated to the rights and remedies of each beneficiary whose claims against Borrowers are discharged with proceeds of any U.S. Letter of Credit.
          (d) In connection with its administration of and enforcement of rights or remedies under any U.S. Letters of Credit or U.S. LC Documents, U.S. Fronting Bank shall be entitled to act, and shall be fully protected in acting, upon any certification, documentation or communication in whatever form believed by U.S. Fronting Bank, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person. U.S. Fronting Bank may consult with and employ legal counsel, accountants and other experts to advise it concerning its obligations, rights and remedies, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. U.S. Fronting Bank may employ agents and attorneys-in-fact in connection with any matter relating to U.S. Letters of Credit or U.S. LC Documents, and shall not be liable for the negligence or misconduct of agents and attorneys-in-fact selected with reasonable care.
          2.2.2 U.S. Reimbursement; U.S. Participations.
          (a) If U.S. Fronting Bank honors any request for payment under a U.S. Letter of Credit, U.S. Borrowers shall pay to U.S. Fronting Bank, on the same day (“U.S. Reimbursement Date”), the amount paid by U.S. Fronting Bank under such U.S. Letter of Credit, together with interest at the interest rate for U.S. Base Rate Loans from the U.S. Reimbursement Date until payment by U.S. Borrowers. The obligation of U.S. Borrowers to reimburse U.S. Fronting Bank for any payment made under a U.S. Letter of Credit shall be absolute, unconditional, irrevocable, and joint and several, and shall be paid without regard to any lack of validity or enforceability of any U.S. Letter of Credit or the existence of any claim, setoff, defense or other right that U.S. Borrowers or Loan Parties may have at any time against the beneficiary. Whether or not Loan Party Agent submits a Notice of Borrowing, U.S. Borrowers shall be deemed to have requested a Borrowing of U.S. Base Rate Loans in an amount necessary to pay all amounts due U.S. Fronting Bank on any U.S. Reimbursement Date and each U.S. Lender agrees to fund its Pro Rata share of such Borrowing whether or not the Commitments have terminated, an Overadvance exists or is created thereby, or the conditions in Section 6 are satisfied.
          (b) Upon issuance of a U.S. Letter of Credit, each U.S. Lender shall be deemed to have irrevocably and unconditionally purchased from U.S. Fronting Bank, without recourse or warranty, an undivided Pro Rata interest and participation in all U.S. LC Obligations relating to the U.S. Letter of Credit. If U.S. Fronting Bank makes any payment under a U.S. Letter of Credit and U.S. Borrowers do not reimburse such payment on the U.S. Reimbursement Date, Agent shall promptly notify U.S. Lenders and each U.S. Lender shall promptly (within one Business Day) and unconditionally pay to Agent, for the benefit of U.S. Fronting Bank, the U.S. Lender’s Pro Rata share of such payment. Upon request by a U.S. Lender, U.S. Fronting Bank shall furnish copies of any U.S. Letters of Credit and U.S. LC Documents in its possession at such time.
          (c) The obligation of each U.S. Lender to make payments to Agent for the account of U.S. Fronting Bank in connection with U.S. Fronting Bank’s payment under a U.S. Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever, and shall be made in accordance with this Agreement under all circumstances, irrespective of any lack of validity or unenforceability of any Loan Documents; any draft, certificate or other document presented under a U.S. Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense that any Loan Party may have with respect to any Obligations. U.S. Fronting Bank does not assume any responsibility for any failure or delay in performance or any breach by any U.S. Borrower or other Person of any obligations under any U.S. LC Documents. U.S. Fronting Bank does not make any express or implied warranty, representation or guarantee to U.S. Lenders with respect to the U.S. Facility Collateral, U.S. LC Documents or any U.S. Facility Loan Party. U.S. Fronting Bank shall not be responsible to any U.S. Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of any U.S. LC Documents; the validity, genuineness, enforceability, collectability, value or sufficiency of any U.S. Facility Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any U.S. Facility Loan Party.
          (d) No U.S. Fronting Bank Indemnitee shall be liable to any Loan Party or other Person for any action taken or omitted to be taken in connection with any U.S. LC Documents except as a result of the U.S. Fronting Bank’s actual gross negligence, willful misconduct or bad faith, as determined by a final, nonappealable judgment of a court of competent jurisdiction. U.S. Fronting Bank shall not have any liability to any Lender if U.S. Fronting Bank refrains from any action under any U.S. Letter of Credit or U.S. LC Documents until it receives written instructions from Required Borrower Group Lenders of the Borrower Group consisting of the U.S. Borrowers.
          2.2.3 U.S. Cash Collateral. If any U.S. LC Obligations, whether or not then due or payable, shall for any reason be outstanding at any time (a) that an Event of Default exists, (b) that a U.S. Overadvance exists, (c) after the U.S. Revolver Commitment Termination Date, or (d) within five Business Days prior to the Facility Termination Date, then U.S.

Borrowers shall, within one Business Day of U.S. Fronting Bank’s or Agent’s request, Cash Collateralize the stated amount of all outstanding U.S. Letters of Credit and pay to U.S. Fronting Bank the amount of all other U.S. LC Obligations. U.S. Borrowers shall, within one Business Day of demand by U.S. Fronting Bank or Agent from time to time, Cash Collateralize the U.S. LC Obligations of any Defaulting Lender that is a U.S. Lender. If U.S. Borrowers fail to provide any Cash Collateral as required hereunder, Lenders may (and shall upon direction of Agent) advance, as U.S. Revolver Loans, the amount of the Cash Collateral required (whether or not the U.S. Revolver Commitments have terminated, any U.S. Overadvance exists or would result therefrom or the conditions in Section 6 are satisfied).
          2.2.4 Issuance of Canadian Letters of Credit. Canadian Fronting Bank agrees to issue Canadian Letters of Credit for the account of any Canadian Borrower from time to time until the Facility Termination Date (or until the Canadian Revolver Commitment Termination Date, if earlier), on the terms set forth herein, including the following:
          (a) Each Canadian Borrower acknowledges that Canadian Fronting Bank’s willingness to issue any Canadian Letter of Credit is conditioned upon Canadian Fronting Bank’s receipt of a Canadian LC Application with respect to the requested Canadian Letter of Credit, as well as such other instruments and agreements as Canadian Fronting Bank may customarily require for issuance of a letter of credit of similar type and amount. Canadian Fronting Bank shall have no obligation to issue any Canadian Letter of Credit unless (i) Canadian Fronting Bank receives a Canadian LC Request and Canadian LC Application at least three Business Days prior to the requested date of issuance; (ii) each Canadian LC Condition is satisfied; and (iii) if a Defaulting Lender that is a Canadian Lender exists, such Lender or Canadian Borrowers have entered into arrangements reasonably satisfactory to Agent and Canadian Fronting Bank to eliminate any funding risk associated with such Defaulting Lender. If Canadian Fronting Bank receives written notice from a Canadian Lender at least three Business Days before issuance of a Canadian Letter of Credit that any Canadian LC Condition has not been satisfied, Canadian Fronting Bank shall have no obligation to issue the requested Canadian Letter of Credit (or any other) until such notice is withdrawn in writing by the Required Lenders or until the Required Lenders have waived such condition in accordance with this Agreement. Prior to receipt of any such notice, Canadian Fronting Bank shall not be deemed to have knowledge of any failure of Canadian LC Conditions.
          (b) The renewal or extension of any Canadian Letter of Credit shall be treated as the issuance of a new Canadian Letter of Credit, except that delivery of a new Canadian LC Application shall be required at the discretion of Canadian Fronting Bank. No Canadian Fronting Bank shall renew or extend any Canadian Letter of Credit if it receives written notice from the Agent or the Required Lenders of the existence of a Default or Event of Default.
          (c) Canadian Borrowers assume all risks of the acts, omissions or misuses of any Canadian Letter of Credit by the beneficiary. In connection with issuance of any Canadian Letter of Credit, none of Agent, Canadian Fronting Bank or any Lender shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of any goods purported to be represented by any Documents; any differences or variation in the character, quality, quantity, condition, packing, value or delivery of any goods from that expressed in any Documents; the form, validity, sufficiency, accuracy, genuineness or legal effect of any

Documents or of any endorsements thereon; the time, place, manner or order in which shipment of goods is made; partial or incomplete shipment of, or failure to ship, any goods referred to in a Canadian Letter of Credit or Documents; any deviation from instructions, delay, default or fraud by any shipper or other Person in connection with any goods, shipment or delivery; any breach of contract between a shipper or vendor and a Canadian Borrower; errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy, e-mail, telephone or otherwise; errors in interpretation of technical terms; the misapplication by a beneficiary of any Canadian Letter of Credit or the proceeds thereof; or any consequences arising from causes beyond the control of Canadian Fronting Bank, Agent or any Canadian Lender, including any act or omission of a Governmental Authority. The rights and remedies of Canadian Fronting Bank under the Loan Documents shall be cumulative. Canadian Fronting Bank shall be fully subrogated to the rights and remedies of each beneficiary whose claims against Borrowers are discharged with proceeds of any Canadian Letter of Credit.
          (d) In connection with its administration of and enforcement of rights or remedies under any Canadian Letters of Credit or Canadian LC Documents, Canadian Fronting Bank shall be entitled to act, and shall be fully protected in acting, upon any certification, documentation or communication in whatever form believed by Canadian Fronting Bank, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person. Canadian Fronting Bank may consult with and employ legal counsel, accountants and other experts to advise it concerning its obligations, rights and remedies, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. Canadian Fronting Bank may employ agents and attorneys-in-fact in connection with any matter relating to Canadian Letters of Credit or Canadian LC Documents, and shall not be liable for the negligence or misconduct of agents and attorneys-in-fact selected with reasonable care.
          2.2.5 Canadian Reimbursement; Canadian Participations.
          (a) If Canadian Fronting Bank honors any request for payment under a Canadian Letter of Credit, the Applicable Canadian Borrower shall pay to Canadian Fronting Bank, on the same day (“Canadian Reimbursement Date”), the amount paid by Canadian Fronting Bank under such Letter of Credit, together with interest at the interest rate for Canadian Prime Rate Loans (if the Canadian Letter of Credit was denominated in Canadian Dollars) and Canadian Base Rate Loans (if the Canadian Letter of Credit was denominated in Dollars), in each case, from the Canadian Reimbursement Date until payment by Canadian Borrower. The obligation of the Applicable Canadian Borrower to reimburse Canadian Fronting Bank for any payment made under a Canadian Letter of Credit shall be absolute, unconditional, irrevocable, and joint and several, and shall be paid without regard to any lack of validity or enforceability of any Canadian Letter of Credit or the existence of any claim, setoff, defense or other right that the Applicable Canadian Borrower or Loan Parties may have at any time against the beneficiary. Whether or not the Initial Canadian Borrower submits a Notice of Borrowing, the Applicable Canadian Borrower shall be deemed to have requested a Borrowing of Canadian Prime Rate Loans or Canadian Base Rate Loans, as applicable, in an amount necessary to pay all amounts due Canadian Fronting Bank in the applicable currency on any Canadian Reimbursement Date and each Canadian Lender agrees to fund its Pro Rata share of such Borrowing whether or not the Commitments have terminated, an Overadvance exists or is created thereby, or the conditions in Section 6 are satisfied.
          (b) Upon issuance of a Canadian Letter of Credit, each Canadian Lender shall be deemed to have irrevocably and unconditionally purchased from Canadian Fronting Bank, without recourse or warranty, an undivided Pro Rata interest and participation in all Canadian LC Obligations relating to the Canadian Letter of Credit. If Canadian Fronting Bank makes any payment under a Canadian Letter of Credit and the Applicable Canadian Borrower does not reimburse such payment on the Canadian Reimbursement Date, Agent shall promptly notify Canadian Lenders and each Canadian Lender shall promptly (within one Business Day) and unconditionally pay to Agent, for the benefit of Canadian Fronting Bank, the Canadian Lender’s Pro Rata share of such payment. Upon request by a Canadian Lender, Canadian Fronting Bank shall furnish copies of any Canadian Letters of Credit and Canadian LC Documents in its possession at such time.
          (c) The obligation of each Canadian Lender to make payments to Agent for the account of Canadian Fronting Bank in connection with Canadian Fronting Bank’s payment under a Canadian Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever, and shall be made in accordance with this Agreement under all circumstances, irrespective of any lack of validity or unenforceability of any Loan Documents; any draft, certificate or other document presented under a Canadian Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense that any Loan Party may have with respect to any Obligations. Canadian Fronting Bank does not assume any responsibility for any failure or delay in performance or any breach by any Canadian Borrower or other Person of any obligations under any Canadian LC Documents. Canadian Fronting Bank does not make to Canadian Lenders any express or implied warranty, representation or guarantee with respect to the Canadian Facility Collateral, Canadian LC Documents or any Canadian Domiciled Loan Party. Canadian Fronting Bank shall not be responsible to any Canadian Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of any Canadian LC Documents; the validity, genuineness, enforceability, collectability, value or sufficiency of any Canadian Facility Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Canadian Facility Loan Party.
          (d) No Canadian Fronting Bank Indemnitee shall be liable to any Loan Party or other Person for any action taken or omitted to be taken in connection with any Canadian LC Documents except as a result of the Canadian Fronting Bank’s actual gross negligence, willful misconduct or bad faith, as determined by a final, nonappealable judgment of a court of competent jurisdiction. Canadian Fronting Bank shall not have any liability to any Lender if Canadian Fronting Bank refrains from any action under any Canadian Letter of Credit or Canadian LC Documents until it receives written instructions from Required Borrower Group Lenders of Canadian Borrowers.

          2.2.6 Canadian Cash Collateral. If any Canadian LC Obligations, whether or not then due or payable, shall for any reason be outstanding at any time (a) that an Event of Default exists, (b) that a Canadian Overadvance exists, (c) after the Canadian Revolver Commitment Termination Date, or (d) within five Business Days prior to the Facility Termination Date, then Canadian Borrowers shall, within one Business Day of Canadian Fronting Bank’s or Agent’s request, Cash Collateralize the stated amount of all outstanding Canadian Letters of Credit and pay to Canadian Fronting Bank the amount of all other Canadian LC Obligations. Canadian Borrowers shall, within one Business Day of demand by Canadian Fronting Bank or Agent from time to time, Cash Collateralize the LC Obligations of any Defaulting Lender that is a Canadian Lender. If Canadian Borrowers fail to provide any Cash Collateral as required hereunder, Canadian Lenders may (and shall upon direction of Agent) advance, as Canadian Revolver Loans, the amount of the Cash Collateral required (whether or not the Canadian Revolver Commitments have terminated, any Canadian Overadvance exists or would result therefrom or the conditions in Section 6 are satisfied).
     2.3 Canadian Borrowers’ Sublimit. Notwithstanding anything to the contrary contained in this Section 2, in no event shall any Canadian Borrower be entitled to receive a Canadian Revolver Loan or the issuance of a Canadian Letter of Credit if at the time of the proposed funding of such Canadian Revolver Loan or the issuance of such Canadian Letter of Credit (and after giving effect thereto and all pending requests for Canadian Revolver Loans and Canadian Letters of Credit by or on behalf of such Canadian Borrower), the sum of (a) the outstanding amount of all Canadian Revolver Loans made to such Canadian Borrower on such date and (b) the Canadian LC Obligations of such Canadian Borrower on such date exceeds the lesser of such Canadian Borrower’s Canadian Borrowing Base (without giving effect to its allocable portion of the Canadian LC Reserve) or Applicable Canadian Borrower Commitment. In no event shall the aggregate Applicable Canadian Borrower Commitments for all Canadian Borrowers exceed the Canadian Revolver Commitments.
     2.4 Obligations of the Canadian Domiciled Loan Party. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, except as otherwise expressly agreed by the Agent and the Loan Party Agent, no Excluded Loan Party shall be liable or in any manner responsible for, or be deemed to have guaranteed, directly or indirectly, whether as a primary obligor, guarantor, indemnitor, or otherwise, and none of their assets shall secure, directly or indirectly, any U.S. Facility Secured Obligations (including, without limitation, principal, interest, fees, penalties, premiums, expenses, charges, reimbursements, indemnities or any other U.S. Facility Secured Obligations) under this Agreement or any other Loan Document.
SECTION 3. INTEREST, FEES AND CHARGES
     3.1 Interest.
          3.1.1 Rates and Payment of Interest.
          (a) The Obligations shall bear interest (i) if a U.S. Base Rate Loan, at the U.S. Base Rate in effect from time to time, plus the Applicable Margin; (ii) if a LIBOR Loan, at LIBOR for the applicable Interest Period, plus the Applicable Margin; (iii) if a Canadian Prime

Rate Loan, at the Canadian Prime Rate in effect from time to time, plus the Applicable Margin, (iv) if a Canadian Base Rate Loan, at the Canadian Base Rate in effect from time to time, plus the Applicable Margin, (v) if a Canadian BA Rate Loan, at the Canadian BA Rate for the applicable Interest Period, plus the Applicable Margin, (vi) if any other U.S. Facility Obligation that is then due and payable (including, to the extent permitted by law, interest not paid when due), at the U.S. Base Rate in effect from time to time, plus the Applicable Margin for U.S. Base Rate Loans; and (vii) if any other Canadian Facility Obligation that is then due and payable (including, to the extent permitted by law, interest not paid when due), at the Canadian Prime Rate in effect from time to time, plus the Applicable Margin for Canadian Prime Rate Loans. Interest shall accrue from the date the Loan is advanced or the Obligation becomes payable, until paid by the applicable Borrower(s). If a Loan is repaid on the same day made, one day’s interest shall accrue.
          (b) Interest on the Revolver Loans shall be payable in the currency (i.e., Dollars or Canadian Dollars, as the case may be) of the underlying Revolver Loan.
          (c) If all or a portion of (i) the principal amount of any Loan or (ii) any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest (including post-petition interest during the pendency of any Insolvency Proceeding) at a rate per annum that is (x) in the case of overdue principal, the Default Rate or (y) in the case of any overdue interest, to the extent permitted by applicable law, the Default Rate from and including the date of such non-payment to but excluding the date on which such amount is paid in full (after as well as before judgment). Payment or acceptance of the increased rates of interest provided for in this Section 3.1.1 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Agent or any Lender.
          (d) Interest accrued on the Loans shall be due and payable in arrears, (i) for any U.S. Base Rate Loan, Canadian Base Rate Loan or Canadian Prime Rate Loan, quarterly on the first day of each January, April, July and October; (ii) for any LIBOR Loan or Canadian BA Rate Loan, on the last day of its Interest Period (and, if its Interest Period exceeds three months, at the end of each period of three months) and (iii) on any date of prepayment, with respect to the principal amount of Loans being prepaid. In addition, interest accrued on the Canadian Revolver Loans shall be due and payable in arrears on the Canadian Revolver Commitment Termination Date, and interest accrued on the U.S. Revolver Loans shall be due and payable in arrears on the U.S. Revolver Commitment Termination Date. Interest accrued on any other Obligations shall be due and payable as provided in the Loan Documents and, if no payment date is specified, shall be due and payable on demand. Notwithstanding the foregoing, interest accrued at the Default Rate shall be due and payable on demand.
          3.1.2 Application of LIBOR to Outstanding Loans.
          (a) Borrowers may on any Business Day, subject to delivery of a Notice of Conversion/Continuation and the other terms hereof, elect to convert any portion of the U.S. Base Rate Loans or the Canadian Base Rate Loans, as applicable to, or to continue any LIBOR Loan at the end of its Interest Period as, a LIBOR Loan. During any Event of Default, Agent

may (and shall at the direction of Required Borrower Group Lenders of the applicable Borrower Group) declare that no Loan may be made, converted or continued as a LIBOR Loan.
          (b) Whenever Borrowers within a Borrower Group desire to convert or continue Loans as LIBOR Loans, Loan Party Agent shall give Agent a Notice of Conversion/Continuation, no later than 1:00 p.m. at least three Business Days prior to the requested conversion or continuation date. Promptly after receiving any such notice, Agent shall notify each Applicable Lender thereof. Each Notice of Conversion/Continuation shall be irrevocable, and shall specify the amount of Loans to be converted or continued, the conversion or continuation date (which shall be a Business Day), and the duration of the Interest Period (which shall be deemed to be one month if not specified). If, upon the expiration of any Interest Period in respect of any LIBOR Loans, Loan Party Agent shall have failed to deliver a Notice of Conversion/Continuation with respect thereto as required above, Borrowers shall be deemed to have elected to convert such Loans into U.S. Base Rate Loans (if owing by the U.S. Borrowers) or Canadian Base Rate Loans (if owing by any Canadian Borrower).
          3.1.3 Application of Canadian BA Rate to Outstanding Loans.
          (a) The Initial Canadian Borrower may on any Business Day, subject to delivery of a Notice of Conversion/Continuation and the other terms hereof, elect to convert any portion of the Canadian Prime Rate Loans, or to continue any Canadian BA Rate Loan at the end of its Interest Period as a Canadian BA Rate Loan; provided, however, that such Canadian BA Rate Loans may only be so converted at the end of the Interest Period applicable thereto. During any Event of Default, Agent may (and shall at the direction of Required Borrower Group Lenders of the Borrower Group that consists of the Canadian Borrowers) declare that no Loan may be made, converted or continued as a Canadian BA Rate Loan.
          (b) Whenever the Initial Canadian Borrower desires to convert or continue Loans as Canadian BA Rate Loans, Loan Party Agent shall give Agent a Notice of Conversion/Continuation, no later than 1:00 p.m. at least three Business Days prior to the requested conversion or continuation date. Promptly after receiving any such notice, Agent shall notify each Canadian Lender thereof. Each Notice of Conversion/Continuation shall be irrevocable, and shall specify the amount of Loans to be converted or continued, the conversion or continuation date (which shall be a Business Day), and the duration of the Interest Period (which shall be deemed to be one month if not specified). If, upon the expiration of any Interest Period in respect of any Canadian BA Rate Loans, Loan Party Agent shall have failed to deliver a Notice of Conversion/Continuation with respect thereto as required above, the Initial Canadian Borrower shall be deemed to have elected to convert such Loans into Canadian Prime Rate Loans.
          3.1.4 Interest Periods. In connection with the making, conversion or continuation of any LIBOR Loans or Canadian BA Rate Loans, Loan Party Agent, on behalf of the applicable Borrower(s), shall select an interest period to apply (the “Interest Period”), which interest period shall be a one, two, three, six (or if available to all Lenders as determined by such Lenders in good faith based upon prevailing market conditions) nine or twelve month period; provided, however, that:

          (a) the Interest Period shall commence on the date the Loan is made or continued as, or converted into, a LIBOR Loan or Canadian BA Rate Loan, and shall expire on the numerically corresponding day in the calendar month at its end;
          (b) if any Interest Period commences on a day for which there is no corresponding day in the calendar month at its end or if such corresponding day falls after the last Business Day of such month, then the Interest Period shall expire on the last Business Day of such month;
          (c) if any Interest Period would expire on a day that is not a Business Day, the period shall expire on the next Business Day; and
          (d) no Interest Period shall extend beyond the Facility Termination Date (or, in the case of any Loan owing by any Canadian Borrower, the Canadian Revolver Commitment Termination Date, if earlier).
     3.2 Fees.
          3.2.1 Unused Line Fee.
          (a) Canadian Borrowers shall pay to Agent, for the Pro Rata benefit of Canadian Lenders, a fee equal to .375% per annum times the average daily amount by which the Canadian Revolver Commitments exceed the Canadian Revolver Exposure during any month. Such fee shall be payable in arrears, on the first day of each month and on the Canadian Revolver Commitment Termination Date.
          (b) U.S. Borrowers shall pay to Agent, for the Pro Rata benefit of U.S. Lenders, a fee equal to .375% per annum times the average daily amount by which the U.S. Revolver Commitments exceed the daily balance of U.S. Revolver Loans and stated amount of Letters of Credit during any month. Such fee shall be payable in arrears, on the first day of each month and on the U.S. Revolver Commitment Termination Date.
          3.2.2 U.S. Letters of Credit Fees. U.S. Borrowers shall pay (a) to Agent, for the Pro Rata benefit of U.S. Lenders, a fee equal to the per annum rate of the Applicable Margin in effect for LIBOR Loans times the average daily stated amount of U.S. Letters of Credit, which fee shall be payable monthly in arrears, on the first day of each month; (b) to U.S. Fronting Bank, for its own account, a fronting fee equal to .125% per annum on the stated amount of each U.S. Letter of Credit, which fee shall be payable upon the issuance of such U.S. Letter of Credit and at the time of each renewal or extension of each U.S. Letter of Credit; and (c) to U.S. Fronting Bank, for its own account, all customary charges associated with the issuance, amending, negotiating, payment, processing, transfer and administration of U.S. Letters of Credit, which charges shall be paid as and when incurred.
          3.2.3 Canadian Letters of Credit Fees. Each Applicable Canadian Borrower shall pay (a) to Agent, for the Pro Rata benefit of Canadian Lenders, a fee equal to the per annum rate of the Applicable Margin in effect for LIBOR Loans times the average daily stated amount of such Applicable Canadian Borrower’s Canadian Letters of Credit, which fee shall be payable monthly in arrears, on the first day of each month; (b) to Canadian Fronting Bank, for its own account, a fronting fee equal to .125% per annum on the stated amount of each Canadian Letter of Credit, which fee shall be payable upon the issuance of such Canadian Letter of Credit and at the time of each renewal or extension of each Canadian Letter of Credit; and (c) to Canadian Fronting Bank, for its own account, all customary charges associated with the issuance, amending, negotiating, payment, processing, transfer and administration of Canadian Letters of Credit, which charges shall be paid as and when incurred.
          3.2.4 Other Fees. Borrowers shall pay such other fees as described in the Fee Letter.
     3.3 Computation of Interest, Fees, Yield Protection. All interest, as well as fees and other charges calculated on a per annum basis, shall be computed for the actual days elapsed, based on a year of 360 days, or, in the case of interest based on the Canadian Prime Rate or Canadian BA Rate, on the basis of a 365 day year. Each determination by Agent of any interest, fees or interest rate hereunder shall be final, conclusive and binding for all purposes, absent manifest error. All fees shall be fully earned when due and shall not be subject to rebate, refund or proration. All fees payable under Section 3.2 are compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money, except to the extent such treatment is inconsistent with any Requirement of Law. A certificate setting forth in reasonable detail amounts payable by any Borrower under Section 3.4, 3.7 or 3.9 and the basis therefor, submitted to Loan Party Agent by Agent or the affected Lender or U.S. Fronting Bank or Canadian Fronting Bank, as applicable, shall be final, conclusive and binding for all purposes, absent manifest error, and Borrowers shall pay such amounts to the appropriate party within 10 Business Days following receipt of the certificate. For the purposes of the Interest Act (Canada), the yearly rate of interest to which any rate calculated on the basis of a period of time different from the actual number of days in the year (360 days, for example) is equivalent is the stated rate multiplied by the actual number of days in the year (365 or 366, as applicable) and divided by the number of days in the shorter period (360 days, in the example), and the parties hereto acknowledge that there is a material distinction between the nominal and effective rates of interest and that they are capable of making the calculations necessary to compare such rates and that the calculations herein are to be made using the nominal rate method and not on any basis that gives effect to the principle of deemed reinvestment of interest.
     3.4 Reimbursement Obligations. Borrowers within each Borrower Group shall reimburse Agent for all Extraordinary Expenses incurred by Agent in reference to such Borrower Group or its related Loan Party Group Obligations or Collateral of its related Loan Party Group. In addition to such Extraordinary Expenses, such Borrowers shall also reimburse Agent for all reasonable and documented legal, accounting, appraisal, and other reasonable and documented fees, costs and expenses, without duplication, incurred by it in connection with (a) negotiation and preparation of any Loan Documents, including any amendment or other modification thereof; (b) administration of and actions relating to any Collateral, including any actions taken to perfect or maintain priority of Agent’s Liens on any such Collateral, to maintain any insurance required hereunder or to verify such Collateral; and (c) each inspection, audit or appraisal with respect to any Loan Party within such Borrowers’ related Loan Party Group or Collateral securing such Loan Party Group’s Obligations, whether prepared by Agent’s personnel or a third party (subject to the limitations of Section 10.1.15). All legal and accounting fees incurred by Agent Professionals in reference to a Borrower’s related Loan Party Group or its related Loan

Party Group Obligations or Collateral of such Borrower’s related Loan Party Group shall be charged to Borrowers within such Borrower Group at the actual rate charged by such Agent Professionals; provided that Borrowers’ obligation to reimburse Agent for legal fees shall be limited to the reasonable and documented legal fees and expenses of Vinson & Elkins LLP, counsel to Agent and Ogilvy Renault LLP, Canadian counsel to Agent and, if necessary, of one local counsel in each other relevant jurisdiction (which may include a local counsel acting in multiple jurisdictions). In addition to the Extraordinary Expenses of Agent, upon the occurrence and during the continuance of an Event Default, Borrowers shall reimburse Fronting Banks and Lenders for the reasonable and documented fees, charges and disbursements of one counsel for the Fronting Banks and Lenders, as a whole, in connection with the enforcement, collection or protection of their respective rights under the Loan Documents, including all such expenses incurred during any workout, restructuring or Insolvency Proceeding. If, for any reason (including inaccurate reporting on financial statements), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrowers shall pay to Agent, for the Pro Rata benefit of Lenders, an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid. All amounts payable by Borrowers under this Section 3.4 shall be due and payable in accordance with Section 3.3.
     3.5 Illegality. If any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Interest Period Loans, or to determine or charge interest rates based upon LIBOR or the Canadian BA Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, or Canadian Dollars through bankers’ acceptances then, on notice thereof by such Lender to Agent, any obligation of such Lender to make or continue Interest Period Loans or to convert Floating Rate Loans to Interest Period Loans shall be suspended until such Lender notifies Agent that the circumstances giving rise to such determination no longer exist. Upon delivery of such notice, Borrowers of the affected Borrower Group shall prepay or, if applicable, convert all Interest Period Loans of such Lender to Floating Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Interest Period Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Interest Period Loans. Upon any such prepayment or conversion, Borrowers of the affected Borrower Group shall also pay accrued interest on the amount so prepaid or converted. If any Lender invokes this Section 3.5, such Lender shall use reasonable efforts to notify Loan Party Agent and Agent when the conditions giving rise to such action no longer exists, provided, however, that such Lender shall have no liability to Borrowers or to any other Person for its failure to provide such notice.
     3.6 Inability to Determine Rates. If Required Lenders notify Agent for any reason in connection with a request for a Borrowing of, or conversion to or continuation of, an Interest Period Loan that (a) Dollar deposits or bankers’ acceptances are not being offered to, as regards LIBOR, banks in the London interbank Eurodollar market or, as regards Canadian BA Rate, Persons in Canada, for the applicable amount and Interest Period of such Loan, (b) adequate and reasonable means do not exist for determining LIBOR or the Canadian BA Rate for the requested Interest Period, or (c) LIBOR or the Canadian BA Rate for the requested Interest Period does not adequately and fairly reflect the cost to such Lenders of funding such Loan, then

Agent will promptly so notify Loan Party Agent and each Applicable Lender. Thereafter, the obligation of the Applicable Lenders to make or maintain affected Interest Period Loans, shall be suspended until Agent (upon instruction by Required Lenders) revokes such notice. Upon receipt of such notice, Loan Party Agent may revoke any pending request for a Borrowing of, conversion to or continuation of an Interest Period Loan or, failing that, will be deemed to have submitted a request for a Floating Rate Loan. If any Lender invokes this Section 3.6, such Lender shall use reasonable efforts to notify Loan Party Agent and Agent when the conditions giving rise to such action no longer exists, provided, however, that such Lender shall have no liability to Borrowers or to any other Person for its failure to provide such notice.
     3.7 Increased Costs; Capital Adequacy.
          3.7.1 Change in Law. If any Change in Law shall:
          (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in LIBOR or the Canadian BA Rate), U.S. Fronting Bank or Canadian Fronting Bank; or
          (b) impose on any Lender, U.S. Fronting Bank or Canadian Fronting Bank or the London interbank market any other condition, cost or expense affecting any Loan, Loan Document, U.S. Letter of Credit or participation in U.S. LC Obligations or Canadian Letter of Credit or participation in Canadian LC Obligations;
and the result thereof shall be to increase the cost to such Lender of making or maintaining any Interest Period Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, U.S. Fronting Bank or Canadian Fronting Bank of participating in, issuing or maintaining any U.S. Letter of Credit or Canadian Letter of Credit (or of maintaining its obligation to participate in or to issue any U.S. Letter of Credit or Canadian Letter of Credit, as applicable), or to reduce the amount of any sum received or receivable by such Lender, U.S. Fronting Bank or Canadian Fronting Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, U.S. Fronting Bank or Canadian Fronting Bank, the Borrower Group to which such Lenders, U.S. Fronting Bank or Canadian Fronting Bank has a Commitment shall pay to such Lender, U.S. Fronting Bank or Canadian Fronting Bank such additional amount or amounts as will compensate such Lender, U.S. Fronting Bank or Canadian Fronting Bank for such additional costs incurred or reduction suffered, in each case, in accordance with Section 3.3. For the avoidance of doubt, this Section 3.7.1 shall not apply to any Taxes.
          3.7.2 Capital Adequacy. If any Lender, U.S. Fronting Bank or Canadian Fronting Bank determines that any Change in Law affecting such Lender, U.S. Fronting Bank or Canadian Fronting Bank or any Lending Office of such Lender or such Lender’s, U.S. Fronting Bank’s or Canadian Fronting Bank’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s, U.S. Fronting Bank’s, Canadian Fronting Bank’s or holding company’s capital as a consequence of this Agreement, or such Lender’s, U.S. Fronting Bank’s or Canadian Fronting Bank’s Commitments,

Loans, U.S. Letters of Credit or participations in U.S. LC Obligations, Canadian Letters of Credit or participations in Canadian LC Obligations to a level below that which such Lender, U.S. Fronting Bank, Canadian Fronting Bank or holding company could have achieved but for such Change in Law (taking into consideration such Lender’s, U.S. Fronting Bank’s, Canadian Fronting Bank’s and holding company’s policies with respect to capital adequacy), then from time to time the Borrower Group to which such Lender, U.S. Fronting Bank or Canadian Fronting Bank has a Commitment will pay to such Lender, U.S. Fronting Bank or Canadian Fronting Bank, as the case may be, such additional amount or amounts as will compensate it or its holding company for any such reduction suffered, in each case, in accordance with Section 3.3.
          3.7.3 Compensation. Failure or delay on the part of any Lender, U.S. Fronting Bank or Canadian Fronting Bank to demand compensation pursuant to this Section 3.7 shall not constitute a waiver of its right to demand such compensation, but Borrowers of a Borrower Group shall not be required to compensate a Lender to such Borrower Group, U.S. Fronting Bank or Canadian Fronting Bank for any increased costs incurred or reductions suffered more than six months prior to the date that the Lender, U.S. Fronting Bank or Canadian Fronting Bank notifies Loan Party Agent of the Change in Law giving rise to such increased costs or reductions and of such Lender’s, U.S. Fronting Bank’s or Canadian Fronting Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof).
     3.8 Mitigation. If any Lender gives a notice under Section 3.5 or requests compensation under Section 3.7, or if any Borrower is required to pay additional amounts or indemnity payments with respect to a Lender under Section 5.8, then such Lender shall use reasonable efforts to designate a different Lending Office or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate the need for such notice or reduce amounts payable or to be withheld in the future, as applicable; and (b) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender or unlawful. The Borrower or Borrowers of each affected Borrower Group shall pay all reasonable costs and expenses incurred by any Lender that has issued a Commitment to such Borrower Group in connection with any such designation or assignment.
     3.9 Funding Losses. If for any reason (other than default by a Lender) (a) any Borrowing of, or conversion to or continuation of, an Interest Period Loan does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (b) any repayment or conversion of an Interest Period Loan occurs on a day other than the end of its Interest Period, or (c) any Borrower of either Borrower Group fails to repay an Interest Period Loan when required hereunder, then Borrowers of such Borrower Group shall pay to Agent its customary administrative charge and to each Lender all losses and expenses that it sustains as a consequence thereof, including any loss or expense arising from liquidation or redeployment of funds or from fees payable to terminate deposits of matching funds, but excluding loss of margin. All amounts payable by Borrowers under this Section 3.9 shall be due and payable in accordance with Section 3.3. Lenders shall not be required to purchase Dollar deposits in the London interbank market or any other offshore Dollar market to fund any LIBOR Loan, but the provisions hereof shall be deemed to apply as if each Lender had purchased such deposits to fund its LIBOR Loans.
     3.10 Maximum Interest. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (“maximum rate”). If Agent or any Lender shall receive interest in an amount that exceeds the maximum rate, the excess interest shall be applied to the principal of the Obligations of the Borrower Group to which such excess interest relates or, if it exceeds such unpaid principal, refunded to such Borrower Group. In determining whether the interest contracted for, charged or received by Agent or a Lender exceeds the maximum rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Without limiting the generality of the foregoing provisions of Section 3.10, if any provision of any of the Loan Documents would obligate any Canadian Domiciled Loan Party to make any payment of interest with respect to the Canadian Facility Obligations in an amount or calculated at a rate which would be prohibited by Applicable Law or would result in the receipt of interest with respect to the Canadian Facility Obligations at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rates shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the applicable recipient of interest with respect to the Canadian Facility Obligations at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (i) first, by reducing the amount or rates of interest required to be paid by the Canadian Facility Loan Parties to the applicable recipient under the Loan Documents; and (ii) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid by the Canadian Facility Loan Parties to the applicable recipient which would constitute interest with respect to the Canadian Facility Obligations for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if the applicable recipient shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), then Canadian Facility Loan Parties shall be entitled, by notice in writing to Agent, to obtain reimbursement from the applicable recipient in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by the applicable recipient to the applicable Canadian Facility Loan Party. Any amount or rate of interest with respect to the Canadian Facility Obligations referred to in this Section 3.10 shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that any Canadian Revolver Loans to any Canadian Borrower remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro rated over that period of time and otherwise be pro rated over the period from the Closing Date to the date of Full Payment of the Canadian Facility Obligations, and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Agent shall be conclusive for the purposes of such determination.

SECTION 4. LOAN ADMINISTRATION
     4.1 Manner of Borrowing and Funding Loans.
          4.1.1 Notice of Borrowing.
          (a) Whenever any Borrower within a Borrower Group desires funding of a Borrowing of Revolver Loans, the Loan Party Agent shall give Agent a Notice of Borrowing. Such notice must be received by Agent no later than 11:00 a.m. (i) on the Business Day of the requested funding date, in the case of Floating Rate Loans, (ii) at least three Business Days prior to the requested funding date, in the case of LIBOR Loans, and (iii) at least three Business Days prior to the requested funding date, in the case of Canadian BA Rate Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify (A) the amount of the Borrowing, (B) the requested funding date (which must be a Business Day), (C) whether the Borrowing is to be made as a U.S. Base Rate Loan or a LIBOR Revolver Loan, in the case of a U.S. Borrower, or a Canadian Base Rate Loan, LIBOR Revolver Loan, Canadian Prime Rate Loan or Canadian BA Rate Loan, in the case of a Canadian Borrower, (D) in the case of Interest Period Loans, the duration of the applicable Interest Period (which shall be deemed to be one month if not specified) and (E) the Borrower Group Commitment under which such Borrowing is proposed to be made and, if such Borrowing is requested for a Canadian Borrower, the name of the Applicable Canadian Borrower and whether such Loan is to be denominated in Dollars or Canadian Dollars.
          (b) Whenever any Borrower within a Borrower Group desires funding of a Borrowing of Swingline Loans, the Initial Canadian Borrower, in the case of Canadian Swingline Loans, or the Loan Party Agent, in the case of U.S. Swingline Loans shall give the Agent a Notice of Borrowing. Such notice must be received by the Agent no later than 11:00 a.m. on the Business Day of the requested funding date. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify (A) the amount of the Borrowing, (B) the requested funding date (which must be a Business Day), (C) whether the Borrowing is to be made as a Canadian Base Rate Loan or Canadian Prime Rate Loan, in the case of a Canadian Borrower, and (D) the Borrower Group Commitment under which such Borrowing is proposed to be made and, if such Borrowing is requested for a Canadian Borrower, the name of the Applicable Canadian Borrower and whether such Loan is to be denominated in Dollars or Canadian Dollars.
          (c) Unless payment is otherwise timely made by each Borrower within a Borrower Group, the becoming due of any amount required to be paid with respect to any of the Obligations of the Loan Party Group to which such Borrower Group belongs (whether principal, interest, fees or other charges, including Extraordinary Expenses, U.S. LC Obligations, Canadian LC Obligations and Cash Collateral) shall be deemed to be a request for Revolver Loans by such Borrower Group on the due date, in the amount of such Obligations and shall bear interest at the per annum rate applicable hereunder to U.S. Base Rate Loans, in the case of such Obligations owing by any U.S. Facility Loan Party, or to Canadian Prime Rate Loans, in the case of such Obligations owing by a Canadian Domiciled Loan Party. The proceeds of such Revolver Loans shall be disbursed as direct payment of the relevant Obligation.

          (d) If any Borrower within a Borrower Group establishes a controlled disbursement account with Bank of America or any branch or Affiliate of Bank of America, then the presentation for payment of any check, ACH or electronic debit or other payment item drawn on such account at a time when there are insufficient funds to cover it shall be deemed to be a request for Revolver Loans by such Borrower Group on the date of such presentation, in the amount of such payment item, and shall bear interest at the per annum rate applicable hereunder to U.S. Base Rate Loans, in the case of insufficient funds owing by any U.S. Facility Loan Party, or to Canadian Prime Rate Loans, in the case of insufficient funds owing by a Canadian Facility Loan Party. The proceeds of such Revolver Loans may be disbursed directly to the controlled disbursement account or other appropriate account.
          4.1.2 Fundings by Lenders; Settlement.
          (a) Each Applicable Lender shall timely honor its Borrower Group Commitment by funding its Pro Rata share of each Borrowing of Revolver Loans under such Borrower Group Commitment that is properly requested hereunder; provided, however, that no Lender shall be required to honor its Borrower Group Commitment by funding its Pro Rata share of any Borrowing that would cause the U.S. Revolver Loans to exceed the U.S. Borrowing Base or the Canadian Revolver Loans to exceed the Total Canadian Borrowing Base, as applicable. Agent shall endeavor to notify the Applicable Lenders of each Notice of Borrowing (or deemed request for a Borrowing) by 12:00 noon on the proposed funding date for Floating Rate Loans or by 11:00 a.m. at least two Business Days before any proposed funding of Interest Period Loans. Each Applicable Lender shall fund to Agent such Lender’s Pro Rata share of the Borrowing to the account specified by Agent in immediately available funds not later than 2:00 p.m. on the requested funding date, unless Agent’s notice is received after the times provided above, in which event each Applicable Lender shall fund its Pro Rata share by 11:00 a.m. on the next Business Day. Subject to its receipt of such amounts from the Applicable Lenders, Agent shall disburse the proceeds of the Revolver Loans as directed by Loan Party Agent. Unless Agent shall have received (in sufficient time to act) written notice from an Applicable Lender that it does not intend to fund its Pro Rata share of a Borrowing, Agent may assume that such Applicable Lender has deposited or promptly will deposit its share with Agent, and Agent may disburse a corresponding amount to the Borrower or Borrowers within such Borrower Group. If an Applicable Lender’s share of any Borrowing is not received by Agent, then the Borrower or Borrowers within the Borrower Group agree to repay to Agent on demand the amount of such share, together with interest thereon from the date disbursed until repaid, at the rate applicable to such Borrowing. Notwithstanding the foregoing, the Agent may, in its discretion, fund any request for a Borrowing of Canadian Revolver Loans or U.S. Revolver Loans as Canadian Swingline Loans or U.S. Swingline Loans, as applicable.
          (b) To facilitate administration of the Revolver Loans, the Lenders, the Swingline Lenders and the Agent agree (which agreement is solely among them, and not for the benefit of or enforceable by any Borrower or any other Loan Party) that settlement among them with respect to Swingline Loans and other Revolver Loans may take place on a date determined from time to time by the Agent, which shall occur at least once every five Business Days with respect to Swingline Loans and any other Revolver Loans. On each settlement date, settlement shall be made with each Lender in accordance with the Settlement Report delivered by the Agent to the Lenders. Between settlement dates, the Agent may in its discretion apply payments on

Revolver Loans to Swingline Loans, regardless of any designation by Loan Party Agent or any Borrower or any provision herein to the contrary. Each Lender’s obligation to make settlements with the Agent is absolute and unconditional, without offset, counterclaim or other defense, and whether or not the Commitments have terminated, an Overadvance exists or the conditions in Section 6 are satisfied. If, due to an Insolvency Proceeding with respect to any Borrower or any other Loan Party or otherwise, any Swingline Loan may not be settled among the Lenders hereunder, then each Applicable Lender shall be deemed to have purchased from the applicable Swingline Lender a Pro Rata participation in each unpaid U.S. Swingline Loan or Canadian Swingline Loan, as applicable, and shall transfer the amount of such participation to the applicable Swingline Lender, in immediately available funds, within one Business Day after the Agent’s request therefor.
          4.1.3 Notices. Each Borrower authorizes the Agent and Lenders to extend Loans, convert or continue Revolver Loans, effect selections of interest rates, and transfer funds to or on behalf of applicable Borrowers based on telephonic or e-mailed instructions by the Loan Party Agent to the Agent. The Loan Party Agent shall confirm each such request by reasonably prompt delivery to the Agent of a Notice of Borrowing or Notice of Conversion/Continuation, if applicable, but if it differs in any material respect from the action taken by the Agent or Lenders, the records of the Agent and Lenders shall govern. Neither the Agent nor any Lender shall have any liability for any loss suffered by a Borrower as a result of the Agent or any Lender acting upon its understanding of telephonic or e-mailed instructions from a person believed in good faith by the Agent or any Lender to be a person authorized to give such instructions on the Loan Party Agent’s behalf.
     4.2 Defaulting Lender.
          4.2.1 Reallocation of Pro Rata Share; Amendments. For purposes of determining Lenders’ obligations to fund or participate in Loans or Letters of Credit, the Agent may exclude the Commitments and Loans of any Defaulting Lender from the calculation of Pro Rata shares. A Defaulting Lender shall have no right to vote on any amendment, waiver or other modification of a Loan Document, except as provided in Section 14.1.1(c).
          4.2.2 Payments; Fees. The Agent may, in its discretion, receive and retain any amounts payable to a Defaulting Lender under the Loan Documents, and a Defaulting Lender shall be deemed to have assigned to the Agent such amounts until all Obligations owing to the Agent, non-Defaulting Lenders and other Secured Parties have been paid in full. The Agent may apply such amounts to the Defaulting Lender’s defaulted obligations, use the funds to Cash Collateralize such Lender’s LC Obligations, or readvance the amounts to Borrowers hereunder. A Lender shall not be entitled to receive any fees accruing hereunder during the period in which it is a Defaulting Lender, and the unfunded portion of its Commitment shall be disregarded for purposes of calculating the unused line fee under Section 3.2.1. If any LC Obligations owing to a Defaulting Lender are reallocated to other Lenders, fees attributable to such LC Obligations under Section 3.2.2 or Section 3.2.3 shall be paid to such Lenders. Notwithstanding anything to the contrary in this Section 4.2.2, the LC Obligations owing to a Defaulting Lender may be reallocated to the other Lenders only to the extent that such reallocation does not cause the U.S. Revolver Exposure and/or the Canadian Revolver Exposure, as applicable, of any non-Defaulting Lender to exceed such non-Defaulting Lender’s

Commitment The Agent shall be paid all fees attributable to LC Obligations that are not reallocated.
          4.2.3 Cure. Borrowers, the Agent and each Fronting Bank may agree in writing that a Lender is no longer a Defaulting Lender. At such time, Pro Rata shares shall be reallocated without exclusion of such Lender’s Commitment and Loans, and all outstanding Revolver Loans, LC Obligations and other exposures under the Commitments shall be reallocated among Lenders and settled by the Agent (with appropriate payments by the reinstated Lender) in accordance with the readjusted Pro Rata shares. Unless expressly agreed by Borrowers, the Agent and each Fronting Bank, no reinstatement of a Defaulting Lender shall constitute a waiver or release of claims against such Lender. The failure of any Lender to fund a Loan, to make a payment in respect of LC Obligations or otherwise to perform its obligations hereunder shall not relieve any other Lender of its obligations, and no Lender shall be responsible for default by another Lender.
     4.3 Number and Amount of Interest Period Loans; Determination of Rate. For ease of administration, all Interest Period Loans of the same Type to a Borrower Group having the same length and beginning date of their Interest Periods and the same currency shall be aggregated together, and such Loans shall be allocated among the Applicable Lenders on a Pro Rata basis. With respect to U.S. Borrowers, no more than six (6) Borrowings of LIBOR Loans may be outstanding at any time, and each Borrowing of LIBOR Loans when made, continued or converted shall be in a minimum amount of $1,000,000, or an increment of $100,000 in excess thereof. With respect to Canadian Borrowers, no more than six (6) Borrowings of Interest Period Loans may be outstanding at any time, and each Borrowing of Interest Period Loans when made, continued or converted shall be in a minimum amount of $1,000,000 in the case of LIBOR Loans, or an increment of $100,000 in excess thereof, or Cdn$1,000,000 in the case of Canadian BA Rate Loans, or an increment of Cdn$100,000 in excess thereof. Upon determining LIBOR or the Canadian BA Rate for any Interest Period requested by Borrowers within a Borrower Group, Agent shall promptly notify Loan Party Agent thereof by telephone or electronically and, if requested by Loan Party Agent, shall confirm any telephonic notice in writing.
     4.4 Loan Party Agent. Each Loan Party hereby designates MRC (“Loan Party Agent”) as its representative and agent for all purposes under the Loan Documents, including requests for Loans and Letters of Credit, designation of interest rates, delivery or receipt of communications, preparation and delivery of any Borrowing Base and financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with Agent, any U.S. Fronting Bank, any Canadian Fronting Bank or any Lender. Loan Party Agent hereby accepts such appointment. Agent and any Lender shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any Notice of Borrowing) delivered by Loan Party Agent on behalf of any Loan Party. Agent and any Lender may give any notice or communication with a Loan Party hereunder to Loan Party Agent on behalf of such Loan Party. Each of Agent, any U.S. Fronting Bank, any Canadian Fronting Bank and any Lender shall have the right, in its discretion, to deal exclusively with Loan Party Agent for any or all purposes under the Loan Documents. Each Loan Party agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by Loan Party Agent shall be binding upon and enforceable against it.

     4.5 One Obligation. Without in any way limiting any Guarantee of the Secured Obligations, the U.S. Facility Secured Obligations owing by each U.S. Facility Loan Party shall constitute one general obligation of the U.S. Facility Loan Parties and (unless otherwise expressly provided in any Credit Document) shall be secured by Agent’s Lien upon all Collateral of each U.S. Facility Loan Party; provided, however, that each Credit Party shall be deemed to be a creditor of, and the holder of a separate claim against, each U.S. Facility Loan Party to the extent of any U.S. Facility Secured Obligations owed by such U.S. Facility Loan Party to such Credit Party.
     4.6 Effect of Termination. On the effective date of any termination of the Commitments, all Obligations shall be immediately due and payable, and any Lender may terminate its and its Affiliates’ Bank Products (including, only with the consent of Agent, any Cash Management Services). All undertakings of Loan Parties contained in the Loan Documents shall survive, and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents until Full Payment of the Secured Obligations. Notwithstanding Full Payment of the Secured Obligations, Agent shall not be required to terminate its Liens in any Collateral unless, with respect to any damages Agent may incur as a result of the dishonor or return of Payment Items applied to Secured Obligations, Agent receives (a) a written agreement, executed by the Loan Party Agent and any Person whose advances are used in whole or in part to satisfy the Secured Obligations, indemnifying Agent and Lenders from any such damages; or (b) such Cash Collateral as Agent, in its reasonable discretion, deems necessary to protect against any such damages. Sections 2.2, 3.4, 3.6, 3.7, 3.9, 5.4, 5.8, 5.9, 12, 14.2 and this Section 4.6, and the obligation of each Loan Party and Lender with respect to each indemnity given by it in any Loan Document, shall survive Full Payment of the Secured Obligations and any release relating to this credit facility.
SECTION 5. PAYMENTS
     5.1 General Payment Provisions. All payments of Obligations shall be made without offset, counterclaim or defense of any kind, and in immediately available funds, not later than 1:00 p.m. on the due date. Any payment after such time shall be deemed made on the next Business Day. If any payment under the Loan Documents shall be stated to be due on a day other than a Business Day, the due date shall be extended to the next Business Day and such extension of time shall be included in any computation of interest and fees. Any payment of an Interest Period Loan prior to the end of its Interest Period shall be accompanied by all amounts due under Section 3.9. Any prepayment of Loans to a Borrower Group shall be applied first to Floating Rate Loans of such Borrower Group and then to Interest Period Loans of such Borrower Group; provided, however, that as long as no Default or Event of Default exists, prepayments of Interest Period Loans may, at the option of Borrowers of the applicable Borrower Group and Agent, be held by Agent as Cash Collateral and applied to such Loans at the end of their Interest Periods. All payments with respect to any U.S. Facility Obligations shall be made in Dollars and all payments with respect to any Canadian Facility Obligations shall be made in Canadian Dollars or, if any portion of such Canadian Facility Obligations is denominated in Dollars, then in Dollars.
     5.2 Repayment of Obligations. All Canadian Facility Obligations shall be immediately due and payable in full on the Canadian Revolver Commitment Termination Date and all U.S. Facility Obligations shall be immediately due and payable in full on the U.S. Revolver Commitment Termination Date, in each case, unless payment of such Obligations is sooner required hereunder. Revolver Loans may be prepaid from time to time, without penalty or premium, subject to, in the case of Interest Period Loans, the payment of costs set forth in Section 3.9. Notwithstanding anything herein to the contrary, if an Overadvance exists, Borrowers of the Borrower Group owing such Overadvance shall, on the sooner of Agent’s demand or the first Business Day after any Borrower of such Borrower Group has knowledge thereof, repay the outstanding Loans in an amount sufficient to reduce the principal balance of the related Overadvance Loan to zero.
     5.3 Payment of Other Obligations. Obligations shall be paid by Borrowers as provided in the Loan Documents or, if no payment date is specified, within 10 Business Days of demand by Agent therefor.
     5.4 Marshaling; Payments Set Aside. None of Agent or Lenders shall be under any obligation to marshal any assets in favor of any Loan Party or against any Obligations. If any payment by or on behalf of any Borrower or Borrowers is made to Agent, U.S. Fronting Bank, Canadian Fronting Bank or any Lender, or Agent, U.S. Fronting Bank, Canadian Fronting Bank or any Lender exercises a right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent, U.S. Fronting Bank, Canadian Fronting Bank or such Lender in its discretion) to be repaid to a Creditor Representative or any other Person, then to the extent of such recovery, the Obligation originally intended to be satisfied, and all Liens, rights and remedies relating thereto, shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.
     5.5 Post-Default Allocation of Payments.
          5.5.1 Allocation. Notwithstanding anything herein to the contrary, during an Event of Default, monies to be applied to the Secured Obligations, whether arising from payments by or on behalf of any Loan Party, realization on Collateral, setoff or otherwise, shall be allocated as follows:
          (a) with respect to monies, payments, Property or Collateral of or from any U.S. Facility Loan Parties:
          (i) first, to all costs and expenses, including Extraordinary Expenses, owing to Agent, to the extent owing by any U.S. Domiciled Loan Party;
          (ii) second, to all amounts owing to U.S. Swingline Lender on U.S. Swingline Loans;
          (iii) third, to all amounts owing to any U.S. Fronting Bank on U.S. LC Obligations;

          (iv) fourth, to all U.S. Facility Obligations constituting fees owing by the U.S. Facility Loan Parties (exclusive of any such amounts owing by the Canadian Domiciled Loan Parties which are guaranteed by the U.S. Domiciled Loan Parties);
          (v) fifth, to all U.S. Facility Obligations constituting interest owing by the U.S. Facility Loan Parties (exclusive of any such amounts owing by the Canadian Domiciled Loan Parties which are guaranteed by the U.S. Domiciled Loan Parties);
          (vi) sixth, to Cash Collateralization of U.S. LC Obligations;
          (vii) seventh, to all U.S. Revolver Loans;
          (viii) eighth, to all other U.S. Facility Secured Obligations (exclusive of any such amounts owing by the Canadian Domiciled Loan Parties which are guaranteed by the U.S. Domiciled Loan Parties); and
          (ix) ninth, to be applied in accordance with clause (b) below, to the extent there are insufficient funds for the Full Payment of all Secured Obligations owing by the Canadian Domiciled Loan Parties.
          (b) with respect to monies, payments, Property or Collateral of or from any Canadian Domiciled Loan Parties, together with any allocations pursuant to subclause (ix) of clause (a) above:
          (i) first, to all costs and expenses, including Extraordinary Expenses, owing to Agent, to the extent owing by any Canadian Domiciled Loan Party;
          (ii) second, to all amounts owing to Canadian Swingline Lender on Canadian Swingline Loans;
          (iii) third, to all amounts owing to any Canadian Fronting Bank on Canadian LC Obligations;
          (iv) fourth, to all Canadian Facility Obligations constituting fees;
          (v) fifth, to all Canadian Facility Obligations constituting interest;
          (vi) sixth, to Cash Collateralization of Canadian LC Obligations
          (vii) seventh, to all Canadian Revolver Loans; and
          (viii) eighth, to all other Canadian Facility Secured Obligations.
Amounts shall be applied to each category of Secured Obligations set forth within subsection (a) or (b) above, as applicable, until Full Payment thereof and then to the next category. If amounts are insufficient to satisfy a category, they shall be applied on a pro rata basis among the Secured Obligations in the category. Amounts distributed with respect to any Secured Bank Product Obligations shall be the lesser of the maximum Secured Bank Product Obligations last reported to Agent or the actual Secured Bank Product Obligations as calculated by the methodology reported to Agent for determining the amount due. Agent shall have no obligation to calculate the amount to be distributed with respect to any Secured Bank Product Obligations, and may request a reasonably detailed calculation of such amount from the applicable Secured Party. If a Secured Party fails to deliver such calculation within five days following request by Agent, Agent may assume the amount to be distributed is zero. The allocations set forth in this Section 5.5.1 are solely to determine the rights and priorities of Agent and Secured Parties as among themselves, and any allocation within subsection (a) or (b) of proceeds of the realization of Collateral may be changed by agreement among them without the consent of any Loan Party. This Section 5.5.1 is not for the benefit of or enforceable by any Borrower. Notwithstanding the preceding two sentences and anything else to the contrary set forth in any of the Loan Documents, (i) all payments by or on behalf of any Canadian Facility Loan Party or in respect of any Canadian Facility Secured Obligations shall be applied only to the Canadian Facility Secured Obligations, and (ii) all payments by or on behalf of any U.S. Facility Loan Party or in respect of any U.S. Facility Secured Obligations shall be applied first to U.S. Facility Secured Obligations then due until paid in full and then to all other Secured Obligations until paid in full.
          5.5.2 Erroneous Application. Agent shall not be liable for any application of amounts made by it in good faith and, if any such application is subsequently determined to have been made in error, the sole recourse of any Lender or other Person to which such amount should have been made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any Lender, such Lender hereby agrees to return it).
     5.6 Application of Payments. The ledger balance in the main Dominion Account of each Borrower Group as of the end of a Business Day shall be applied to the Loan Party Group Obligations of such Borrower Group at the beginning of the next Business Day during the existence of any Cash Dominion Event. If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of Borrowers and shall be made available to Borrowers of the applicable Borrower Group as long as no Event of Default exists. Each Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that Agent shall have the continuing, exclusive right to apply and reapply same against the Obligations, in such manner as Agent deems advisable; provided, however, that, unless an Event of Default has occurred and is continuing, Agent shall not apply any payments to any Interest Period Loans prior to the last day of the applicable Interest Period.
     5.7 Loan Account; Account Stated.
          5.7.1 Loan Account. Agent shall maintain in accordance with its usual and customary practices an account or accounts (“Loan Account”) evidencing the Obligations of Borrowers within each Borrower Group resulting from each Loan made to such Borrowers or issuance of a Letter of Credit for the account of Borrowers from time to time. Any failure of Agent to record anything in the Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of any Borrower to pay any amount owing hereunder. Agent may maintain a single Loan Account in the name of Loan Party Agent, and each U.S. Borrower confirms that such arrangement shall have no effect on the joint and several character of its liability for the Secured Obligations including its guarantee of the Secured Obligations of the Canadian Borrowers.

          5.7.2 Entries Binding. Entries made in the Loan Account shall constitute presumptive evidence of the information contained therein. If any information contained in the Loan Account is provided to or inspected by any Person, then such information shall be conclusive and binding on such Person for all purposes absent manifest error, except to the extent such Person notifies Agent in writing within 45 days after receipt or inspection that specific information is subject to dispute.
     5.8 Taxes.
          5.8.1 Payments Free of Taxes. All payments by or on behalf of any Loan Party of Obligations shall be free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes, unless required by Applicable Law. If Applicable Law requires any Loan Party or Agent to withhold or deduct any Indemnified Taxes or Other Taxes, the withholding or deduction shall be based on Applicable Law and the information provided pursuant to Section 5.9, and the applicable Loan Party or Agent shall pay the amount withheld or deducted to the relevant Governmental Authority. If the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by Borrowers shall be increased so that Agent, Lender, U.S. Fronting Bank or Canadian Fronting Bank, as applicable, receives an amount equal to the sum it would have received if no such withholding or deduction (including deductions applicable to additional sums payable under this Section 5.8.1) had been made. Without limiting the foregoing, Borrowers shall timely pay all Other Taxes to the relevant Governmental Authorities.
          5.8.2 Payment. Borrowers shall indemnify, hold harmless and reimburse (within 10 days after written demand therefor) Agent, Applicable Lenders and, in the case of U.S. Borrowers, U.S. Fronting Bank, and, in the case of each Canadian Borrower, Canadian Fronting Bank, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes and Other Taxes attributable to amounts payable under this Section 5.8.2) paid by Agent, any Applicable Lender or, in the case of the U.S. Borrowers, U.S. Fronting Bank, or, in the case of each Canadian Borrower, Canadian Fronting Bank, with respect to any Obligations of such Borrower’s Borrower Group, U.S. Letters of Credit (in the case of U.S. Borrowers), Canadian Letters of Credit (in the case of Canadian Borrowers) or Loan Documents (to the extent relating to Obligations), whether or not such Taxes were properly asserted by the relevant Governmental Authority, and including all penalties, interest and reasonable expenses relating thereto. A certificate setting forth in reasonable detail the amount and basis for calculation of any such payment or liability delivered to Loan Party Agent by Agent, or by an Applicable Lender, U.S. Fronting Bank or Canadian Fronting Bank (with a copy to Agent), shall be conclusive, absent manifest error and all amounts payable by Borrowers under this Section 5.8.2 shall be due in accordance with Section 3.3. As soon as reasonably practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower, Loan Party Agent shall deliver to Agent a receipt from the Governmental Authority or other evidence of payment reasonably satisfactory to Agent.
          5.8.3 Treatment of Certain Refunds. If Agent, any Lender, U.S. Fronting Bank or Canadian Fronting Bank shall become aware that it is entitled to claim a refund or credit from a Governmental Authority in respect of any Indemnified Tax or Other Taxes as to which is has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 5.8, the Agent, such Lender, U.S. Fronting Bank or Canadian Fronting Bank, as applicable, shall promptly notify such Borrower of the availability of such refund claim and, if the Agent, such Lender, U.S. Fronting Bank or Canadian Fronting Bank determines in good faith that making a claim for refund will not have a material adverse effect on its Taxes or business operations, shall, within 60 days after receipt of a request by such Borrower, make a claim to such Governmental Authority for such refund. If Agent, a Lender, any U.S. Fronting Bank or Canadian Fronting Bank determines, in its sole discretion, that it has received a refund of any Indemnified Tax or Other Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 5.8, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this Section 5.8 with respect to the Indemnified Tax or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent, such Lender, U.S. Fronting Bank or Canadian Fronting Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that Borrowers agree in writing to repay the amount paid over to Borrowers (plus interest attributable to the period during which the Borrowers held such funds) to Agent, such Lender, U.S. Fronting Bank or Canadian Fronting Bank in the event that Agent, such Lender, U.S. Fronting Bank or Canadian Fronting Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require Agent, any Lender, U.S. Fronting Bank or Canadian Fronting Bank to make available its tax returns (or any other information relating to its taxes) to any Borrower or any other Person.
     5.9 Lender Tax Information.
          5.9.1 Generally. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which an Loan Party is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments under any Loan Document shall deliver to Agent and Loan Party Agent, at the time or times prescribed by Applicable Law or reasonably requested by Agent or Loan Party Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by Agent or Loan Party Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Agent or Loan Party Agent as will enable Agent and Loan Party Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
          5.9.2 U.S. Borrowers. If a Borrower is resident for tax purposes in the United States, any Lender that is a “United States person” within the meaning of section 7701(a)(30) of the Code shall deliver to Agent and Loan Party Agent IRS Form W-9 or such other documentation or information prescribed by Applicable Law or reasonably requested by Agent or Loan Party Agent to determine whether such Lender is subject to information reporting requirements and to establish that such Lender is not subject to backup withholding. If any Foreign Lender is entitled to any exemption from or reduction of withholding tax for payments with respect to the U.S. Facility Obligations, it shall deliver to Agent and Loan Party Agent, on or prior to the date on which it becomes a Lender hereunder (and from time to time thereafter upon request by Agent or Loan Party Agent, but only if such Foreign Lender is legally entitled to do so) two original executed copies of, (a) IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party; (b) IRS Form W-8ECI; (c) IRS Form W-8IMY and all required supporting documentation (including, a certificate in the form of Exhibit J-2 (a “Non-Bank Certificate”) applicable to a partnership, if applicable); (d) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 871(h) or section 881(c) of the Code, IRS Form W-8BEN and a Non-Bank Certificate in the form of Exhibit J-1 or Exhibit J-2, as applicable; and/or (e) any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in withholding tax, together with such supplementary documentation as may be necessary to allow Agent and U.S. Borrowers to determine the withholding or deduction required to be made.
          5.9.3 Lender Obligations. Each Applicable Lender, U.S. Fronting Bank and Canadian Fronting Bank shall promptly notify Loan Party Agent and Agent of any change in circumstances that would change any claimed Tax exemption or reduction. Each Applicable Lender, U.S. Fronting Bank and Canadian Fronting Bank, in each case, severally and not jointly with any other Applicable Lender, U.S. Fronting Bank and/or Canadian Fronting Bank, shall indemnify, hold harmless and reimburse (within 10 days after demand therefor) affected Borrowers of the Borrower Group to which such Lender, U.S. Fronting Bank or Canadian Fronting Bank has issued a Commitment and Agent for any Taxes, losses, claims, liabilities, penalties, interest and expenses (including reasonable and documented attorneys’ fees limited to the fees, disbursements and other charges or one primary counsel and one local counsel in each relevant jurisdiction) incurred by or asserted against such affected Borrower of such Borrower Group or Agent by any Governmental Authority due to such Applicable Lender’s, U.S. Fronting Bank’s or Canadian Fronting Bank’s failure to deliver, or inaccuracy or deficiency in, any documentation required to be delivered by it pursuant to this Section. Each Applicable Lender, U.S. Fronting Bank and Canadian Fronting Bank authorizes Agent to set off any amounts due to Agent under this Section against any amounts payable to such Applicable Lender, U.S. Fronting Bank or Canadian Fronting Bank under any Loan Document. If a payment made to Agent, a Lender or a Fronting Bank under any Loan Document would be subject to United States withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, Agent, such Lender or such Fronting Bank shall deliver to the Borrowers and the Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrowers or Agent such documentation prescribed by Applicable Law and such additional documentation reasonably requested by the Borrowers or Agent as may be necessary for the Borrowers and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with its obligations under such sections, or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 5.9.3, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
     5.10 Guarantee by U.S. Facility Loan Parties.
          5.10.1 Joint and Several Liability. Each U.S. Domiciled Loan Party agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent and Lenders the prompt payment and performance of, all Secured Obligations and all agreements of each other Loan Party under the Credit Documents. Each U.S. Domiciled Loan Party agrees that its guarantee obligations as a U.S. Facility Guarantor and as a Canadian Facility Guarantor

hereunder constitute a continuing guarantee of payment and not of collection, that such guarantee obligations shall not be discharged until Full Payment of the Secured Obligations, and that such guarantee obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Secured Obligations or Credit Document, or any other document, instrument or agreement to which any Loan Party is or may become a party or be bound; (b) the absence of any action to enforce this Agreement (including this Section 5.10) or any other Credit Document, or any waiver, consent or indulgence of any kind by Agent or any Lender with respect thereto; (c) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guarantee for the Secured Obligations or any action, or the absence of any action, by Agent or any Lender in respect thereof (including the release of any security or guarantee); (d) the insolvency of any Loan Party; (e) any election by Agent or any Lender in an Insolvency Proceeding for the application of Section 1111(b)(2) of the U.S. Bankruptcy Code; (f) any borrowing or grant of a Lien by any other Loan Party, as debtor-in-possession under Section 364 of the U.S. Bankruptcy Code or otherwise; (g) the disallowance of any claims of Agent or any Lender against any Loan Party for the repayment of any Secured Obligations under Section 502 of the U.S. Bankruptcy Code or otherwise; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except Full Payment of all Secured Obligations.
          5.10.2 Waivers.
          (a) Each U.S. Domiciled Loan Party hereby expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Agent or Lenders to marshal assets or to proceed against any Loan Party, other Person or security for the payment or performance of any Secured Obligations before, or as a condition to, proceeding against such Loan Party. To the extent permitted by Applicable Law, each U.S. Domiciled Loan Party waives all defenses available to a surety, guarantor or accommodation co-obligor other than Full Payment of all Secured Obligations. It is agreed among each U.S. Domiciled Loan Party, Agent and Lenders that the provisions of this Section 5.10 are of the essence of the transaction contemplated by the Credit Documents and that, but for such provisions, Agent and Lenders would decline to make Loans and issue Letters of Credit. Each U.S. Domiciled Loan Party acknowledges that its guarantee pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business.
          (b) Agent and Lenders may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon the Collateral by judicial foreclosure or non judicial sale or enforcement, to the extent permitted under Applicable Law, without affecting any rights and remedies under this Section 5.10. If, in taking any action in connection with the exercise of any rights or remedies, Agent or any Lender shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any U.S. Domiciled Party or other Person, whether because of any Applicable Laws pertaining to “election of remedies” or otherwise, each U.S. Domiciled Loan Party consents to such action and, to the extent permitted under Applicable Law, waives any claim based upon it, even if the action may result in loss of any rights of subrogation that any U.S. Domiciled Loan Party might otherwise have had. To the extent permitted under Applicable Law, any election of remedies that results in denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any U.S. Domiciled Loan Party shall not impair any other U.S. Domiciled Loan Party’s obligation to pay the full amount of the Secured Obligations. To the extent permitted under Applicable Law, each U.S. Domiciled Loan Party waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for the Secured Obligations, even though that election of remedies destroys such U.S. Domiciled Loan Party’s rights of subrogation against any other Person. To the extent permitted under Applicable Law, Agent may bid all or a portion of the Secured Obligations at any foreclosure or trustee’s sale or at any private sale, and the amount of such bid need not be paid by Agent but shall be credited against the Secured Obligations in accordance with the terms of this Agreement. To the extent permitted under Applicable Law, the amount of the successful bid at any such sale, whether Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Secured Obligations shall be conclusively deemed to be the amount of the Secured Obligations guaranteed under this Section 5.10, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.
          5.10.3 Extent of Liability; Contribution.
          (a) Notwithstanding anything herein to the contrary, each U.S. Domiciled Loan Party’s liability under this Section 5.10 shall be limited to the greater of (i) all amounts for which such U.S. Domiciled Loan Party is primarily liable, as described below, and (ii) such U.S. Domiciled Loan Party’s Allocable Amount.
          (b) If any U.S. Domiciled Loan Party makes a payment under this Section 5.10 of any Secured Obligations (other than amounts for which such U.S. Domiciled Loan Party is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or concurrently made by any other U.S. Domiciled Loan Party, exceeds the amount that such U.S. Domiciled Loan Party would otherwise have paid if each U.S. Domiciled Loan Party had paid the aggregate Secured Obligations satisfied by such Guarantor Payments in the same proportion that such U.S. Domiciled Loan Party’s Allocable Amount bore to the total Allocable Amounts of all U.S. Domiciled Loan Parties, then such U.S. Domiciled Loan Party shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other U.S. Domiciled Loan Party for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. The “Allocable Amount” for any U.S. Domiciled Loan Party shall be the maximum amount that could then be recovered from such U.S. Domiciled Loan Party under this Section 5.10 without rendering such payment voidable under Section 548 of the U.S. Bankruptcy Code or under any applicable state fraudulent transfer or conveyance act, or similar statute or common law.
          (c) Nothing contained in this Section 5.10 shall limit the liability of any Loan Party to pay Loans made directly or indirectly to that Loan Party (including Loans advanced to any other Loan Party and then re-loaned or otherwise transferred to, or for the benefit of, such Loan Party), U.S. LC Obligations relating to U.S. Letters of Credit issued to support such Loan Party’s business (in the case of a U.S. Borrower), Canadian LC Obligations relating to Canadian

Letters of Credit issued to support such Loan Party’s business (in the case of a Canadian Borrower), and all accrued interest, fees, expenses and other related Secured Obligations with respect thereto, for which such Loan Party shall be primarily liable for all purposes hereunder.
          5.10.4 Joint Enterprise. Each Borrower has requested that Agent and Lenders make this credit facility available to Borrowers on a combined basis, in order to finance Borrowers’ business most efficiently and economically. Borrowers and Guarantors make up a related organization of various entities constituting a single economic and business enterprise so that Borrowers and Guarantors share an identity of interests such that any benefit received by any one of them benefits the others. Borrowers and Guarantors render services to or for the benefit of the other Borrowers and/or Guarantors, as the case may be, purchase or sell and supply goods to or from or for the benefit of the others, make loans, advances and provide other financial accommodations to or for the benefit of the other Borrowers and Guarantors (including inter alia, the payment by Borrowers and Guarantors of creditors of the other Borrowers or Guarantors and guarantees by Borrowers and Guarantors of indebtedness of the other Borrowers and Guarantors and provide administrative, marketing, payroll and management services to or for the benefit of the other Borrowers and Guarantors). Borrowers and Guarantors have centralized accounting and legal services, certain common officers and directors and generally do not provide consolidating financial statements to creditors. Borrowers acknowledge and agree that Agent’s and Lenders’ willingness to extend credit to Borrowers and to administer the Collateral on a combined basis, as set forth herein, is done solely as an accommodation to Borrowers and at Borrowers’ request.
          5.10.5 Subordination. Each Loan Party hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or set off, that it may have at any time against any other Loan Party, howsoever arising, to the Full Payment of all Secured Obligations.
     5.11 Currency Matters. Dollars are the currency of account and payment for each and every sum at any time due from Borrowers hereunder unless otherwise specifically provided in this Agreement, any other Loan Document or otherwise agreed to by Agent.
          5.11.1 Each repayment of a Revolver Loan, U.S. LC Obligation or Canadian LC Obligation or a part thereof shall be made in the currency in which such Revolver Loan, U.S. LC Obligation or Canadian LC Obligation is denominated at the time of that repayment;
          5.11.2 Each payment of interest shall be made in the currency in which the principal or other sum in respect of which such interest is denominated;
          5.11.3 Each payment of fees by a U.S. Borrower pursuant to Section 3.2 shall be in Dollars;
          5.11.4 Each payment of fees by a Canadian Borrower pursuant to Section 3.2 shall be in Canadian Dollars;
          5.11.5 Each payment in respect of Extraordinary Expenses and any other costs, expenses and indemnities shall be made in the currency in which the same were incurred by the party to whom payment is to be made; and

          5.11.6 Any amount expressed to be payable in Canadian Dollars shall be paid in Canadian Dollars.
No payment to any Credit Party (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Loan Party in respect of which it was made unless and until such Credit Party shall have received Full Payment in the currency in which such obligation or liability is payable pursuant to the above provisions of this Section 5.11. To the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, such Loan Party (together with the other Loan Parties within its Loan Party Group or other obligors pursuant to any Guarantee of the Obligations of such Loan Party Group) agrees to indemnify and hold harmless such Credit Party, with respect to the amount of the shortfall with respect to amounts payable by such Loan Party hereunder, with such indemnity surviving the termination of this Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall. To the extent that the amount of any such payment to a Credit Party shall, upon an actual conversion into such currency, exceed such obligation or liability, actual or contingent, expressed in that currency, such Credit Party shall return such excess to the members of the affected Borrower Group.
SECTION 6. CONDITIONS PRECEDENT
     6.1 Conditions Precedent to Initial Loans. In addition to the conditions set forth in Section 6.2, Lenders shall not be required to fund any requested Loan, issue any Letter of Credit, or otherwise extend credit to Borrowers hereunder, until the date (“Closing Date”) on which each of the following conditions has been satisfied (and with respect to deliveries of Loan Documents, each such delivery shall be fully-executed (where applicable) and in form and substance reasonably satisfactory to the Agent and its counsel):
          (a) Loan Documents. Notes shall have been executed by each Borrower within a Borrower Group and delivered to each Applicable Lender that requests issuance of a Note at least three Business Days prior to the Closing Date. Each other Loan Document shall have been duly executed (where applicable) by each of the signatories thereto and delivered to the Agent, and each Loan Party shall be in compliance with all terms thereof.
          (b) Deposit Account Control Agreements. Except as provided for on Schedule 10.1.16(c), Agent shall have received evidence of the establishment of each Dominion Account and related lockboxes, together with fully-executed Deposit Account Control Agreements with respect thereto and covering the Deposit Accounts listed on Schedule 5 to the Perfection Certificate (other than Excluded Deposit Accounts).
          (c) Securities Account Control Agreements. Agent shall have received fully-executed Securities Account Control Agreements covering the Securities Accounts listed on Schedule 5 to the Perfection Certificate.
          (d) Joinder to Intercreditor Agreement. The Agent shall have entered into a joinder or amendment to the Intercreditor Agreement, in form and substance reasonably satisfactory to the Agent, and the Intercreditor Agreement shall be in full force and effect.

          (e) Perfected First-Priority Liens. The Agent shall have received (i) reasonably satisfactory evidence that the Agent shall have a valid and perfected first priority (except as otherwise permitted hereunder) Lien, security interest and hypothecation in the Collateral (including acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral) and (ii) releases, satisfactions and payoff letters terminating all Liens on the Collateral arising under the Existing U.S. Credit Agreement, the Existing Canadian Credit Agreement and the ATB Financial Debt and all other Liens not permitted under Section 10.2.2.
          (f) Lien Searches. The Agent shall have received UCC, PPSA, title and Lien searches and other evidence reasonably satisfactory to Agent that its Liens are the only Liens upon the Collateral, except Liens permitted under Section 10.2.2 and Liens being terminated under Section 6.1(e).
          (g) Payment of Recording Costs. All filing and recording fees and taxes shall have been duly paid or arrangements satisfactory to the Agent shall have been made for the payment thereof.
          (h) Closing Certificates. The Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit H-1 with respect to the Canadian Facility Loan Parties, and in the form of Exhibit H-2 with respect to the U.S. Facility Loan Parties, with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party, and attaching the documents referred to in Section 6.1(i).
          (i) Organic Documents; Incumbency. The Agent shall have received a copy of (i) each Organic Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Senior Officers of each Loan Party executing the Loan Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Loan Party (A) approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party and (B) in the case of each Borrower, the extensions of credit contemplated hereunder, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment and (d) a good standing certificate (or other similar instrument) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.
          (j) Fees. The Joint Lead Arrangers and the Agent shall have received the fees to be received on the Closing Date set forth in the Fee Letter. The Lenders shall have received the fees in the amounts previously agreed in writing by the Agent, the Borrowers and such Lenders to be received on the Closing Date, and all reasonable and documented out-of-pocket expenses of the Agent (including the reasonable and documented fees, disbursements and other charges of counsel (which shall be limited to the reasonable and documented out-of-pocket legal fees and expenses of Vinson & Elkins LLP, counsel to Agent, Ogilvy Renault LLP, Canadian counsel to Agent, and, if necessary, of one local counsel in each other relevant jurisdiction (which may include a local counsel acting in multiple jurisdictions)) for which invoices have been presented prior to the Closing Date shall have been paid.

          (k) Solvency Certificate. On the Closing Date, the Agent shall have received a certificate from a Senior Officer of the Loan Party Agent, with appropriate attachments and demonstrating that after giving effect to the consummation of the transactions contemplated by this Agreement, the Borrowers and the Guarantors, taken as a whole, are Solvent.
          (l) Historical Financial Statements. Lenders shall have received the Historical Financial Statements.
          (m) Financial Projections. The Agent shall have received financial projections of the Borrowers, which shall be reasonably acceptable to the Agent (and the Agent hereby acknowledges that it has received the same prior to the date hereof).
          (n) Insurance. Certificates of insurance evidencing the existence of insurance to be maintained by the Loan Parties pursuant to Section 10.1.5 and, if applicable, the designation of the Agent as loss payee as its interest may appear thereunder, in each case, in form and substance satisfactory to the Agent.
          (o) Borrowing Base Certificate. The Agent shall have received a Borrowing Base Certificate setting forth the Canadian Borrowing Base and the U.S. Borrowing Base, in each case, effective as of April 30, 2011.
          (p) Perfection Certificate. The Loan Party Agent shall deliver to the Agent a completed Perfection Certificate, executed and delivered by a Senior Officer of the Loan Party Agent, together with all attachments contemplated thereby.
          (q) Legal Opinions. The Agent shall have received reasonably satisfactory opinions of counsel to the Loan Parties, in each case, customary for transactions of this type (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of the Loans and the creation and perfection of Liens in the Collateral) and of appropriate local counsel (including Canadian counsel of applicable jurisdictions).
          (r) No Material Adverse Change. There shall not have occurred since December 31, 2010 any Material Adverse Change or any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.
          (s) Excess Availability. Upon giving effect to the initial funding of Loans and issuance of Letters of Credit, and the payment by the Borrowers of all fees and expenses incurred in connection herewith and due on the Closing Date, as well as the amount of any payables stretched beyond their customary payment practices, Excess Availability shall be at least $300,000,000.
          (t) No Litigation. There shall be no action, suit, investigation litigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.
          (u) Third-Party Consents. The Agent shall have received a certificate of a Senior Officer of each Loan Party either (i) attaching copies of all consents, licenses and approvals required or appropriate to be obtained from any Governmental Authority or other third-party in connection with the execution, delivery and performance by and the validity against each Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (ii) stating that no such consents, licenses or approvals are so required.
          (v) Payment of Existing Indebtedness. The ATB Financial Debt and all Indebtedness arising under the Existing Canadian Credit Agreement and the Existing U.S. Credit Agreement shall have been repaid in full or shall be repaid in full with the proceeds of the initial Loans, and the Agent shall have received payoff letters or similar agreements which evidence the foregoing.
     6.2 Conditions Precedent to All Credit Extensions. The Agent, Fronting Bank and Lenders shall not be required to fund any Loans, arrange for issuance of any Letters of Credit or grant any other accommodation to or for the benefit of Borrowers (including the initial Loans on the Closing Date), unless the following conditions are satisfied:
          (a) No Default or Event of Default shall exist at the time of, or result from, such funding, issuance or grant;
          (b) The representations and warranties of each Loan Party in the Loan Documents shall be true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the date of such extension of credit (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);
          (c) Excess Availability of not less than the amount of the proposed Borrowing shall exist;
          (d) Both immediately before and immediately after giving effect thereto, no Canadian Overadvance or U.S. Overadvance shall exist or would result therefrom and the Total Revolver Exposure would not exceed the Maximum Facility Amount;
          (e) With respect to the issuance of a Letter of Credit, the Canadian LC Conditions or the U.S. LC Conditions, as applicable, shall be satisfied; and
          (f) With respect to the funding of any Canadian Revolver Loan, arrangement for issuance of any Canadian Letter of Credit or grant any other accommodation to or for the benefit of any Canadian Borrower, the requirements of Section 2.3 are satisfied.
Each request (or any deemed request, except a deemed request in connection with a Protective Advance or pursuant to Sections 2.2.2(a) or 2.2.5(a)) by Loan Party Agent or any Borrower for funding of a Loan, issuance of a Letter of Credit or grant of an accommodation shall constitute a representation by all Borrowers that the foregoing conditions are satisfied on the date of such request and on the date of such funding, issuance or grant.

SECTION 7. COLLATERAL
     7.1 Grant of Security Interest. (a) To secure the prompt payment and performance of all Secured Obligations (including all Secured Obligations of the Guarantors) whether arising under the Credit Documents or otherwise, each U.S. Domiciled Loan Party hereby grants to the Agent, for the benefit of the Secured Parties, and (b) to secure the prompt payment and performance of its Applicable Canadian Borrower Secured Obligations, each Canadian Domiciled Loan Party hereby grants to the Agent, for the benefit of the Canadian Facility Secured Parties, in each case, a continuing security interest in and Lien upon all of the following Property of such Loan Party, whether now owned or hereafter acquired, and wherever located:
          (i) all Accounts;
          (ii) all Inventory or Documents, customs receipts, insurance certificates, shipping documents and other written materials related to the purchase or import of any Inventory;
          (iii) all Specified Revolving Credit Collateral;
          (iv) all Deposit Accounts (other than the Net Available Cash Account, to the extent that it constitutes a Deposit Account) and Securities Accounts (other than the Net Available Cash Account, to the extent it constitutes a Securities Account), including all cash, marketable securities, securities entitlements, financial assets and other funds held in or on deposit in any of the foregoing;
          (v) monies, cash and deposits;
          (vi) all Records, Supporting Obligations and related Letter-of-Credit Rights, Commercial Tort Claims or other claims and causes of action, in each case, to the extent not primarily related to Notes Priority Lien Collateral; and
          (vii) to the extent not otherwise included, all substitutions, replacements, accessions, products and proceeds (including, insurance proceeds, investment property, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing.
     7.2 Lien on Deposit Accounts; Cash Collateral.
          7.2.1 Deposit Accounts. (a) To further secure the prompt payment and performance of all Secured Obligations, each U.S. Domiciled Loan Party hereby grants to the Agent, for the benefit of the Secured Parties, and (b) to further secure the prompt payment and performance of all Canadian Facility Secured Obligations, each Canadian Domiciled Loan Party hereby grants to Agent, for the benefit of the Canadian Facility Secured Parties, in each case, a continuing security interest in and Lien on all amounts credited to any Deposit Account and Dominion Account of such Loan Party, including any sums in any blocked or lockbox accounts or in any accounts into which such sums are swept. Each Loan Party hereby authorizes and directs each bank or other depository to deliver to the Agent, upon request, all balances (other than the minimum balances required to be retained therein by the related depository bank and agreed to by the Agent) in any Deposit Account and Dominion Account maintained by such Loan Party, without inquiry into the authority or right of Agent to make such request.
          7.2.2 Cash Collateral. Any Cash Collateral may be invested, at Agent’s discretion, in Permitted Investments, but Agent shall have no duty to do so, regardless of any agreement or course of dealing with any Loan Party, and shall have no responsibility for any investment or loss. To further secure the prompt payment and performance of all Secured Obligations, each U.S. Domiciled Loan Party hereby grants to Agent, for the benefit of the Secured Parties, and to further secure the prompt payment and performance of all Canadian Facility Secured Obligations, each Canadian Domiciled Loan Party hereby grants to Agent, for the benefit of the Canadian Facility Secured Parties, in each case, a continuing security interest in and Lien on all Cash Collateral held by such Loan Party from time to time and all proceeds thereof, whether such Cash Collateral is held in a Cash Collateral Account or otherwise. Agent may apply Cash Collateral of a U.S. Domiciled Loan Party to the payment of any Secured Obligations, and may apply Cash Collateral of a Canadian Domiciled Loan Party to the payment of any Canadian Facility Secured Obligations, in each case, in such order as Agent may elect, as they become due and payable. Each Cash Collateral Account and all Cash Collateral shall be under the sole dominion and control of Agent. No U.S. Domiciled Loan Party or other Person claiming through or on behalf of any U.S. Domiciled Loan Party shall have any right to any Cash Collateral, until Full Payment of all Secured Obligations. No Canadian Domiciled Loan Party or other Person claiming through or on behalf of any Canadian Domiciled Loan Party shall have any right to any Cash Collateral, until Full Payment of all Canadian Facility Secured Obligations.
     7.3 Pledged Collateral.
          7.3.1 Pledged Stock and Debt Securities. As security for the payment or performance, as the case may be, in full of its Applicable Canadian Borrower Secured Obligations, each Canadian Borrower hereby assigns and pledges to Agent, its successors and assigns, for the benefit of the Canadian Facility Secured Parties, and hereby grants to Agent, its successors and assigns, for the benefit of the Canadian Facility Secured Parties, a security interest in, all of such Canadian Borrower’s right, title and interest in, to and under (a) the Stock now owned or at any time hereafter acquired by such Canadian Borrower (except for any Stock which such Canadian Borrower owns in an entity that is not a Subsidiary of such Canadian Borrower or that is a Subsidiary of such Canadian Borrower and for which such Canadian Borrower’s pledge hereunder would require third-party consent that is not reasonably obtainable), including the Stock set forth opposite the name of such Canadian Borrower on Schedule 7.3, and all certificates and other instruments representing such Stock (collectively, the “Pledged Stock”); (b) the debt securities now owned or at any time hereafter acquired by such Canadian Borrower, including the debt securities set forth opposite the name of such Canadian Borrower on Schedule 7.3, and all promissory notes and other instruments evidencing such debt securities (collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Agent pursuant to the terms of this Section; (d) subject to Section 7.3.5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities and instruments referred to in clauses (a) and (b) above; (e) subject to Section 7.3.5, all rights and privileges of such Canadian Borrower with respect to the securities, instruments and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any and all of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).
          7.3.2 Delivery of the Pledged Collateral.
          (a) Each Canadian Borrower agrees to deliver or cause to be delivered to the Agent any and all Pledged Collateral at every time owned by such Canadian Borrower promptly following its acquisition thereof.
          (b) Each Canadian Borrower will cause (i) all Indebtedness of any Subsidiary or any other of its Affiliates and (ii) all Debt of any other person in a principal amount of $1,000,000 or more that, in each case, is owing to such Canadian Borrower to be evidenced by a duly executed promissory note that is pledged and delivered to Agent pursuant to the terms hereof.
          (c) Upon delivery to Agent, (i) any Pledged Stock shall be accompanied by undated stock powers duly executed by the Applicable Canadian Borrower in blank or other instruments of transfer satisfactory to Agent and by such other instruments and documents as Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed by the Applicable Canadian Borrower in blank and by such other instruments and documents as Agent may reasonably request. Each delivery of Pledged Collateral after the date hereof shall be accompanied by a schedule describing the Pledged Collateral so delivered, which schedule shall be attached to Schedule 7.3 and made a part hereof; provided that failure to attach any such schedule hereto or any error in a schedule so attached shall not affect the validity of the pledge of any Pledged Collateral.
          7.3.3 Pledge Related Representations, Warranties and Covenants. Each Canadian Borrower hereby represents, warrants and covenants to the Agent and the Secured Parties that:
          (a) Schedule 7.3 sets forth a true and complete list of (i) all the Stock owned by such Canadian Borrower and the percentage of the issued and outstanding units of each class of the Stock of the issuer thereof represented by the Pledged Stock owned by such Canadian Borrower and required to be pledged hereunder and (ii) all debt securities owned by such Canadian Borrower, and all promissory notes and other instruments evidencing such debt securities which are required to be pledged hereunder. Schedule 7.3 sets forth all Stock, debt securities and promissory notes required to be pledged hereunder.
          (b) The Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance and transfer, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (c) Except for the security interests granted hereunder, the Applicable Canadian Borrower (i) is and, subject to any transfers or dispositions made in compliance with this Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Collateral listed on Schedule 7.3, (ii) holds the same free and clear of all Liens (other than the Liens permitted pursuant to Section 10.2.2 and other Liens or transfers or dispositions permitted under this Agreement), (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral (other than the Liens permitted pursuant to Section 10.2.2 and other Liens or transfers or dispositions permitted under this Agreement) and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to Section 10.2.2 and other Liens or transfers or dispositions permitted under this Agreement), however arising, of all persons whomsoever.
          (d) Each Canadian Borrower has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated.
          (e) No Governmental Approval or any other action by any Governmental Authority and no consent or approval of any securities exchange or any other person (including stockholders, partners, members or creditors of the Applicable Canadian Borrower) is or will be required for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).
          (f) By virtue of the execution and delivery by each Canadian Borrower of this Agreement (or a supplement or joinder to this Agreement, substantially in the form of Exhibit I) or, when any Pledged Collateral of such Canadian Borrower is delivered to Agent (or its gratuitous bailee) in accordance with this Agreement, Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Collateral as security for the payment and performance of its Applicable Canadian Borrower Secured Obligations.
          7.3.4 Registration in Nominee Name; Denominations. Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, in the name of its nominee (as pledgee or as sub-agent) or in the name of the Applicable Canadian Borrower, endorsed or assigned in blank or in favor of Agent. Each Canadian Borrower will promptly give to Agent copies of any notices or other communications received by it with respect to its Pledged Collateral. Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.
          7.3.5 Voting Rights; Dividends and Interest.
          (a) Unless and until an Event of Default shall have occurred and be continuing and Agent shall have notified the Applicable Canadian Borrower that its rights under this Section are being suspended:
          (i) The Applicable Canadian Borrower shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of Agent or any other Secured Party under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.
          (ii) Agent shall execute and deliver to the Applicable Canadian Borrower, or cause to be executed and delivered to the Applicable Canadian Borrower, all such proxies, powers of attorney and other instruments as the Applicable Canadian Borrower may reasonably request for the purpose of enabling the Applicable Canadian Borrower to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.
          (iii) The Applicable Canadian Borrower shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of its Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of this Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Stock of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by the Applicable Canadian Borrower, shall be held in trust for the benefit of the Agent, shall be segregated from other property or funds of the Applicable Canadian Borrower and shall be forthwith delivered to the Agent upon demand in the same form as so received (with any necessary endorsement).
          (b) Upon the occurrence and during the continuance of an Event of Default, after Agent shall have notified the Applicable Canadian Borrower of the suspension of its rights under paragraph (a)(iii) of this Section, all rights of the Applicable Canadian Borrower to dividends, interest, principal or other distributions that the Applicable Canadian Borrower is authorized to receive pursuant to paragraph (a)(iii) of this Section shall cease, and all such rights shall thereupon become vested in Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by the Applicable Canadian Borrower contrary to the provisions of this Section shall be held in trust for the benefit of Agent, shall be segregated from other property or funds of the Applicable Canadian Borrower and shall be forthwith delivered to Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by Agent pursuant to the provisions of this paragraph shall be retained by Agent in an account to be established by Agent upon receipt of such money or other property, shall be held as security for the Applicable Canadian Borrower Secured Obligations and shall be applied in accordance with the provisions of Section 5.6. After all Events of Default have been cured or waived and Agent shall have received a certificate from a Senior Officer of Loan Party Agent to that effect, Agent shall promptly remit to the Applicable Canadian Borrower (without interest) all dividends, interest, principal or other distributions that the Applicable Canadian Borrower would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.
          (c) Upon the occurrence and during the continuance of an Event of Default, after Agent shall have notified the Applicable Canadian Borrower of the suspension of its rights under paragraph (a)(i) of this Section, all rights of the Applicable Canadian Borrower to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section, and the obligations of Agent under paragraph (a)(ii) of this Section, shall cease, and all such rights shall thereupon become vested in Agent, which shall have the sole and exclusive right and authority to exercise such voting and other consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, Agent shall have the right from time to, in its sole discretion, notwithstanding the continuance of an Event of Default, to permit the Applicable Canadian Borrower to exercise such rights and powers.
     7.4 Other Collateral.
          7.4.1 Commercial Tort Claims. Loan Party Agent shall within 10 days of a Senior Officer becoming aware thereof notify Agent in writing if any Loan Party has a Commercial Tort Claim (other than, as long as no Default or Event of Default exists, Commercial Tort Claims reasonably expected to result in awarded damages (net of anticipated legal expenses relating thereto) of less than $1,000,000 in aggregate) and, upon Agent’s request, shall promptly take such actions as Agent deems appropriate to confer upon Agent (for the benefit of Secured Parties) a duly perfected, first priority Lien upon such claim.
          7.4.2 Certain After-Acquired Collateral. Loan Party Agent shall notify Agent in writing within 30 days if, after the Closing Date, any Loan Party obtains any interest in any Property consisting of (a) Deposit Accounts other than Excluded Deposit Accounts, (b) Chattel Paper, (c) negotiable Documents, (d) promissory notes and other Instruments (other than checks) or (d) Investment Property consisting of any Securities Account and, upon Agent’s reasonable request, shall promptly take such actions as Agent reasonably deems appropriate to effect Agent’s duly perfected, first priority Lien upon such Collateral (so long as it does not constitute Notes Priority Lien Collateral), including obtaining any appropriate possession, control agreement or lien waiver (it being understood that there shall be no requirement to obtain lien waivers not obtainable with commercially reasonable efforts), as appropriate and/or executing such additional Security Documents as may be reasonably requested by Agent. If any Collateral is in the possession of a third party, at Agent’s request, the applicable Loan Party having rights in such Collateral shall use commercially reasonable efforts to obtain a Collateral Access Agreement in favor of the Agent in each case to the extent the Cost of Inventory held by such third person exceeds $1,000,000 in the aggregate.
     7.5 Limitation on Permitted Discretion.
          (a) The Agent shall have the right to establish, modify or eliminate Reserves against Eligible Accounts and Eligible Inventory from time to time in its Permitted Discretion. In addition, the Agent reserves the right, at any time and from time to time after the Closing

Date, to adjust any of the applicable criteria, to establish new criteria and to adjust advance rates with respect to Eligible Accounts and Eligible Inventory, in its Permitted Discretion, subject to Section 14.1.1.
          (b) Notwithstanding the foregoing or any provision in this Agreement to the contrary, circumstances, conditions, events or contingencies arising prior to the Closing Date and disclosed to the Agent prior to the Closing Date shall not be the basis for any establishment or modification of Reserves, eligibility criteria or advance rates unless (i) in the case of Reserves and eligibility criteria, such Reserves or eligibility criteria were established on the Closing Date or (ii) such circumstances, conditions, events or contingencies shall have changed in any material respect since the Closing Date.
          (c) Any exercise of Permitted Discretion with respect to Reserves shall be based on a good faith reasonable determination of the Agent that (i) the circumstances, conditions, events or contingencies giving rise thereto will or reasonably could be expected to adversely affect a material portion of the value of the Eligible Accounts or Eligible Inventory in either the Canadian Borrowing Base or the U.S. Borrowing Base, the enforceability or priority of the Agent’s Liens thereon or the amount the Secured Parties would likely receive in the liquidation of any material portion of Eligible Accounts or Eligible Inventory in either the Canadian Borrowing Base or the U.S. Borrowing Base and (ii) the proposed action to be taken by the Agent to mitigate the effects described in clause (i) (including the amount of any Reserves) bears a reasonable relationship to the circumstance, condition, event or other contingency that is the basis therefor.
          (d) Upon delivery of notice to the Loan Party Agent by the Agent of its intent to establish or increase Reserves, the Agent shall be available to discuss the proposed Reserves or increase, and Borrowers may take such action as may be required so that the circumstance, condition, event or other contingency that is the basis for such Reserves or increase no longer exists, in a manner and to the extent reasonably satisfactory to the Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of the Agent to establish or change such Reserves, unless the Agent shall have determined in its Permitted Discretion that the circumstance, condition, event or other contingency that is the basis for such new Reserves or such change no longer exists or has otherwise been adequately addressed by Borrowers.
     7.6 No Assumption of Liability. The Lien on Collateral granted hereunder is given as security only and shall not subject Agent or any Lender to, or in any way modify, any obligation or liability of Loan Parties relating to any Collateral.
     7.7 Further Assurances. Promptly upon Agent’s request, and subject to the other provisions of this Section 7, Loan Party Agent shall deliver such instruments, assignments, title certificates, or other documents or agreements, and shall take such actions, as Agent reasonably deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Agreement.

SECTION 8. COLLATERAL ADMINISTRATION
     8.1 Administration of Accounts.
          8.1.1 Records and Schedules of Accounts. Each Loan Party shall keep accurate and complete records of its Accounts, including all payments and collections thereon, and shall submit to Agent sales, collection, reconciliation and other reports in form reasonably satisfactory to Agent in accordance with Section 10.1.1(g). If the collectability of Accounts of any Borrower Group in an aggregate face amount exceeding $10,000,000 is impaired, Loan Party Agent shall notify Agent of such occurrence promptly (and in any event within one Business Day) after any Loan Party has knowledge thereof.
          8.1.2 Taxes. If an Account of any Loan Party includes a charge for any Taxes, Agent is authorized, in its discretion, if the applicable Loan Party has not paid such Taxes when due, to pay the amount thereof to the proper Governmental Authority for the account of such Loan Party and to charge the Loan Parties therefor; provided, however, that neither Agent nor Lenders shall be liable for any Taxes that may be due from the Loan Parties or with respect to any Collateral.
          8.1.3 Account Verification. During a Default, Event of Default or Cash Dominion Event, Agent shall have the right, in the name of Agent, any designee of Agent or any Loan Party, to verify the validity, amount or any other matter relating to any Accounts of the Loan Parties by mail, telephone or otherwise. Loan Parties shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.
          8.1.4 Maintenance of Dominion Accounts. Borrowers shall maintain Dominion Accounts pursuant to lockbox or other arrangements reasonably acceptable to Agent. Borrowers shall obtain a Deposit Account Control Agreement from each lockbox servicer and Dominion Account bank, establishing Agent’s control over and Lien in the lockbox or Dominion Account, requiring immediate deposit of all remittances received in the lockbox to a Dominion Account and waiving offset rights of such servicer or bank, except for customary administrative charges. If a Dominion Account is not maintained with Bank of America, Agent may, during the existence of any Cash Dominion Event, require immediate transfer of all funds in such account to a Dominion Account maintained with Bank of America. Agent and Lenders assume no responsibility to Borrowers for any lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any bank.
          8.1.5 Proceeds of Collateral. Borrowers shall request in writing and otherwise take all necessary steps to ensure that all payments on Accounts or otherwise relating to Collateral are made directly to a Dominion Account (or a lockbox relating to a Dominion Account). If any Borrower or Subsidiary receives cash or Payment Items with respect to any Collateral, it shall hold same in trust for Agent and within one (1) Business Day deposit same into a Dominion Account.

     8.2 Administration of Inventory.
          8.2.1 Records and Reports of Inventory. Each Loan Party shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and shall submit to Agent inventory and reconciliation reports (which reports shall set forth the Inventory information by location) in form reasonably satisfactory to Agent in accordance with Section 10.1.1(g).
          8.2.2 Returns of Inventory. No Loan Party shall return any Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless (a) such return is in the Ordinary Course of Business; (b) no Default, Event of Default or Overadvance exists or would result therefrom; (c) Agent is promptly notified if the aggregate value of all Inventory returned in any month exceeds $25,000,000, in aggregate; and (d) any payment received by a Loan Party for a return is promptly remitted to Agent for application to the Obligations in accordance with Section 5.5 or 5.6, as applicable.
          8.2.3 Storage and Maintenance. Loan Parties shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity in all material respects with all Applicable Law, including the FLSA, if applicable, and shall make current rent payments (within applicable grace periods provided for in leases) at all locations where any Collateral is located.
     8.3 Administration of Deposit Accounts. Schedule 8.3 sets forth all Deposit Accounts maintained by Borrowers as of the date hereof, including all Dominion Accounts. Each Borrower shall take all actions necessary to establish Agent’s control of each such Deposit Account through a Deposit Account Control Agreement (other than Excluded Deposit Accounts). A Borrower shall be the sole account holder of each Deposit Account and shall not allow any other Person (other than Agent) to have control over a Deposit Account or any Property deposited therein. Notwithstanding the preceding sentence, a U.S. Facility Loan Party may establish a deposit account that does not contain proceeds of Loans, Inventory, Accounts or Specified Revolving Credit Collateral, which deposit account shall be (a) identified as such in writing to the Agent and (b) solely for the deposit of proceeds from the sale of Notes Priority Collateral pending final application thereof to the Senior Secured Notes (such account, the “Net Available Cash Account”). Loan Party Agent shall promptly notify Agent of any opening or closing of a Deposit Account and, with the consent of Agent, will amend Schedule 8.3 to reflect same.
     8.4 General Provisions.
          8.4.1 Location of Collateral. All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by Loan Parties at the Borrowers’ business locations set forth in Schedule 8.4.1, except that Loan Parties may (a) make sales or other dispositions of Collateral in accordance with Section 10.2.4; (b) in the case of any U.S. Facility Loan Party, move Collateral to another location in the United States and (c) in the case of a Canadian Domiciled Loan Party, move Collateral to another location in Canada set forth on Schedule 8.4.1 or, (i) upon 15 Business Days prior written notice to Agent, and (ii) so long as all actions shall have been taken prior to such move to ensure that the Agent has a perfected first priority security interest in and Lien on such Collateral, any other location in Canada.
          (a) Each Borrower shall maintain insurance with respect to the Collateral, covering casualty, hazard, theft, malicious mischief, flood and other risks, in amounts, with endorsements and with insurers (having a Best’s Financial Strength Rating of at least VII, unless otherwise approved by Agent) as are reasonably satisfactory to Agent. From time to time upon request, Borrowers shall deliver to Agent the originals or certified copies of their insurance policies and updated flood plain searches. Unless Agent shall agree otherwise, each policy shall include satisfactory endorsements (i) showing Agent as loss payee or additional insured, as appropriate; (ii) requiring 10 days prior written notice to Agent (or such shorter period as agreed to by Agent) in the event of cancellation of the policy for any reason whatsoever; and (iii) specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of any Borrower or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy. If any Borrower fails to provide and pay for any insurance, Agent may, at its option, but shall not be required to, procure the insurance and charge such Borrower therefor. Each Borrower agrees to deliver to Agent, promptly upon the request of Agent, copies of all reports made to insurance companies. While no Event of Default exists, Borrowers may settle, adjust or compromise any insurance claim, as long as the proceeds are delivered to Agent. If an Event of Default has occurred and is continuing, only Agent shall be authorized to settle, adjust and compromise such claims.
          8.4.2 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral of a Loan Party Group, all Taxes payable with respect to any Collateral of a Loan Party Group (including any sale thereof), and all other payments required to be made by Agent to any Person to realize upon any Collateral of a Loan Party Group, shall be borne and paid by Loan Parties of such Loan Party Group. Agent shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto (except for reasonable care in its custody while Collateral is in Agent’s actual possession), for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other Person whatsoever, but the same shall be at Loan Parties’ sole risk.
          8.4.3 Defense of Title to Collateral. Each Loan Party shall at all times (a) defend its title to Collateral and Agent’s Liens therein against all Persons, claims and demands whatsoever, except Permitted Liens.
     8.5 Power of Attorney. Each Loan Party hereby irrevocably constitutes and appoints Agent (and all Persons designated by Agent) as such Loan Party’s true and lawful attorney (and agent-in-fact), coupled with an interest, for the purposes provided in this Section. Agent, or Agent’s designee, may, without notice and in either its or a Loan Party’s name, but at the cost and expense of Loan Parties within such Loan Party’s Loan Party Group:
          (a) Endorse a Loan Party’s name on any Payment Item or other proceeds of Collateral (including proceeds of insurance) that come into Agent’s possession or control; and

          (b) During an Event of Default, (i) notify any Account Debtors of the assignment of their Accounts, demand and enforce payment of Accounts by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any Accounts or other Collateral, or any legal proceedings brought to collect Accounts or Collateral; (iii) sell or assign any Accounts and other Collateral upon such terms, for such amounts and at such times as Agent deems advisable; (iv) collect, liquidate and receive balances in Deposit Accounts or Securities Accounts, and take control, in any manner, of proceeds of Collateral; (v) prepare, file and sign a Loan Party’s name to a proof of claim or other document in a bankruptcy of an Account Debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to a Loan Party, and notify postal authorities to deliver any such mail to an address designated by Agent; (vii) endorse any Chattel Paper, Document, Instrument, bill of lading, or other document or agreement relating to any Accounts, Inventory or other Collateral; (viii) use a Loan Party’s stationery and sign its name to verifications of Accounts and notices to Account Debtors; (ix) use information contained in any data processing, electronic or information systems relating to Collateral; (x) make and adjust claims under insurance policies; (xi) take any action as may be necessary or appropriate to obtain payment under any letter of credit, banker’s acceptance or other instrument for which a Loan Party is a beneficiary; and (xii) take all other actions as Agent reasonably deems appropriate to fulfill any Loan Party’s obligations under the Loan Documents.
SECTION 9. REPRESENTATIONS AND WARRANTIES
     9.1 General Representations and Warranties. In order to induce the Lenders to enter into this Agreement, to make the Loans and issue or participate in Letters of Credit as provided for herein, each Borrower (with respect to itself and its subsidiaries) makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit:
          9.1.1 Corporate Status. Each Borrower and each Material Subsidiary (a) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and in good standing in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.
          9.1.2 Corporate Power and Authority. Each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. Each Loan Party has duly executed and delivered each Loan Document to which it is a party and each such Loan Document constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with is terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity. Each Loan Party is in compliance with all laws, orders, writs and injunctions except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
          9.1.3 No Violation. Neither the execution, delivery or performance by any Loan Party of the Loan Documents to which it is a party nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby or thereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Loan Party, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries (other than Liens created under the Loan Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Loan Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the Organic Documents of such Loan Party or any of the Restricted Subsidiaries.
          9.1.4 Litigation. There are no actions, suits or proceedings (including Environmental Claims) pending or, to the knowledge of such Borrower, threatened with respect to such Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect or a Material Adverse Change.
          9.1.5 Margin Regulations. Neither such Borrower nor any of its Subsidiaries is engaged principally, as one or more of its important activities, in the business of extending credit for the purpose of purchasing any “margin stock” as defined in Regulation U. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, U or X of the Board of Governors.
          9.1.6 Governmental Approvals. The execution, delivery and performance of each Loan Document does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (a) such as have been obtained or made and are in full force and effect, (b) filings and recordings in respect of the Liens created pursuant to the Loan Documents and (c) such licenses, approvals, authorizations or consents the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect.
          9.1.7 Investment Company Act. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.
          9.1.8 True and Complete Disclosure.
          (a) None of the factual information and data (taken as a whole) heretofore or contemporaneously furnished by or on behalf of such Borrower, any of such Borrower’s Subsidiaries or any of their respective authorized representatives in writing to the Agent and/or any Lender on or before the Closing Date (including (i) the Confidential Information Memorandum and (ii) all information contained in the Loan Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein contained any untrue statement or omitted to state any material fact necessary to make such information and data (taken as a whole) not misleading at such time in light of the circumstances under which such information or data was furnished, it being understood and agreed that for purposes of this Section 9.1.8(a), such factual information and data shall not include projections.
          (b) The projections and pro forma financial information contained in the information and data referred to in paragraph (a) above were based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.
          9.1.9 Financial Condition; Financial Statements. The (a) unaudited historical consolidated financial information of the Parent as set forth in the Confidential Information Memorandum, (b) Historical Financial Statements and (c) the financial statements delivered pursuant to Section 10.1.1, in each case present or will, when provided, present fairly in all material respects the consolidated financial position of the Parent and its Subsidiaries at the respective dates of said information, statements and the consolidated results of operations for the respective periods covered thereby. The financial statements referred to in clauses (b) and (c) of this Section 9.1.9 have been prepared in accordance with GAAP, consistently applied (except to the extent provided in the notes to said financial statements), and the audit reports accompanying such financial statements are not subject to any qualification as to the scope of the audit or the status of the Parent as a going concern. There has been no Material Adverse Change since December 31, 2010.
          9.1.10 Tax Returns and Payments. Such Borrower and each of its Subsidiaries have filed all federal and provincial income tax returns and all other material tax returns, domestic and foreign, required to be filed by any of them and have paid all income and other material Taxes payable by them that have become due, other than those (a) not yet delinquent or (b) contested in good faith as to which adequate reserves have been provided in accordance with GAAP and which could not reasonably be expected to result in a Material Adverse Effect. Such Borrower and each of its Subsidiaries have paid, or have provided adequate reserves (in the good faith judgment of the management of such Borrower) in accordance with GAAP for the payment of, all material federal, state, provincial and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the Closing Date.
          9.1.11 Compliance with ERISA.
          (a) Each Plan is in compliance with ERISA, the Code and any applicable Requirement of Law; no Reportable Event has occurred (or is reasonably likely to occur) with respect to any Plan; no Plan is insolvent or in reorganization (or is reasonably likely to be insolvent or in reorganization), and no written notice of any such insolvency or reorganization has been given to such Borrower, any Subsidiary or any ERISA Affiliate; no Plan (other than a multiemployer plan) has an accumulated or waived funding deficiency (or is reasonably likely to have such a deficiency); none of such Borrower, any Subsidiary or any ERISA Affiliate has incurred (or is reasonably likely expected to incur) any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code or has been notified in writing that it will incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted (or are reasonably likely to be instituted) to terminate or to reorganize any Plan or to appoint a trustee to administer any Plan, and no written notice of any such proceedings has been given to such Borrower, any Subsidiary or any ERISA Affiliate; and no lien imposed under the Code or ERISA on the assets of such Borrower or any Subsidiary or any ERISA Affiliate exists (or is reasonably likely to exist) nor has such Borrower, any Subsidiary or any ERISA Affiliate been notified in writing that such a lien will be imposed on the assets of such Borrower, any Subsidiary or any ERISA Affiliate on account of any Plan, except to the extent that a breach of any of the representations, warranties or agreements in this Section 9.1.11 would not result, individually or in the aggregate, in an amount of liability that would be reasonably likely to have a Material Adverse Effect. No Plan (other than a multiemployer plan) has an Unfunded Current Liability that would, individually or when taken together with any other liabilities referenced in this Section 9.1.11, be reasonably likely to have a Material Adverse Effect. With respect to Plans that are Multiemployer Plans, the representations and warranties in this Section 9.1.11(a), other than any made with respect to (i) liability under Section 4201 or 4204 of ERISA or (ii) liability for termination or reorganization of such Plans under ERISA, are made to the best knowledge of such Borrower.
          (b) Canadian Employee Plans.
     (i) No Canadian Employee Plan enacted or adopted after the Closing Date provides for medical, life or other welfare benefits (through insurance or otherwise), with respect to any current or former employee of any Canadian Domiciled Loan Party or any Affiliate thereof after retirement or other termination of service (other than coverage mandated by Requirements of Law or coverage provided through the end of the month containing the date of termination from service or otherwise where part of a severance package or with respect to injured or disabled employees). Except as could not reasonably be expected to give rise, individually or in the aggregate, to Material Adverse Effect (it being acknowledged that, for purposes of this Section 9.1.11(b), funding deficiencies, other benefit liabilities and events, conditions and circumstances that could give rise to liabilities, as such deficiencies, liabilities and circumstances exist as of the Closing Date, to the extent that they remain applicable at the relevant determination date, and any future obligations arising therefrom shall be included or considered in the determination of whether as of any date a Material Adverse Effect has occurred, exists or could reasonably be expected to occur):
     (ii) Canadian Domiciled Loan Parties are in compliance in all material respects with the requirements of the PBA and any binding FSCO requirements of general application with respect to each Canadian Pension Plan and in compliance with any FSCO directive or order directed specifically at a Canadian Pension Plan. No Canadian Pension Plan has any Unfunded Pension Liability. No fact or situation that may reasonably be expected to result in a Material Adverse Effect exists in connection with any Canadian Pension Plan. No Canadian Domiciled Loan Party or Subsidiary contributes to or participates in a Canadian Multi-

Employer Plan. No Canadian Domiciled Loan Party or an Affiliate thereof maintains, contributes or has any liability with respect to a Canadian Pension Plan which provides benefits on a defined benefit basis. No Termination Event has occurred. All contributions required to be made by any Canadian Domiciled Loan Party or Subsidiary to any Canadian Pension Plan have been made in a timely fashion in accordance with the terms of such Canadian Pension Plan and the PBA. No Lien has arisen, choate or inchoate, in respect of any Canadian Domiciled Loan Party or their property in connection with any Canadian Pension Plan (save for contribution amounts not yet due).
          (c) All Foreign Plans are in compliance with, and have been established, administered and operated in accordance with, the terms of such Foreign Plans and applicable law, except for any failure to so comply, establish, administer or operate the Foreign Plans as would not reasonably be expected to have a Material Adverse Effect. All contributions or other payments which are due with respect to each Foreign Plan have been made in full and there are no funding deficiencies thereunder, except to the extent any such events would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          9.1.12 Subsidiaries. Schedule 9.1.12 lists each Subsidiary of such Borrower (and the direct and indirect ownership interest of such Borrower therein), in each case existing on the Closing Date. To the knowledge of such Borrower, after due inquiry, each Material Subsidiary as of the Closing Date has been so designated on Schedule 9.1.12.
          9.1.13 Intellectual Property. Such Borrower and each of the Restricted Subsidiaries have obtained all rights to intellectual property, free from burdensome restrictions, that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to obtain any such rights could not reasonably be expected to have a Material Adverse Effect.
          9.1.14 Environmental Laws.
          (a) Except as could not reasonably be expected to have a Material Adverse Effect: (i) such Borrower and each of the Subsidiaries and all Real Estate are, and have been, in compliance with, and possess all permits, licenses and registrations required pursuant to, all Environmental Laws; (ii) neither such Borrower, nor any of the Subsidiaries is subject to any Environmental Claim or any other liability under any Environmental Law; (iii) such Borrower and its Subsidiaries are not conducting, or required to conduct, any investigation, removal, remedial or other corrective action pursuant to any Environmental Law at any location, including any Real Estate currently owned or leased by such Borrower or any of its Subsidiaries, and any real property to which such Borrower or any of its Subsidiaries may have sent Hazardous Materials; and (iv) no underground storage tank or related piping, or any impoundment or other disposal area containing Hazardous Materials is located at, on or under any Real Estate currently owned or leased by such Borrower or any of its Subsidiaries.
          (b) Neither such Borrower, nor any of the Subsidiaries has treated, stored, transported, released or disposed or arranged for disposal or transport for disposal of Hazardous

Materials at, on, under or from any currently or formerly owned or leased Real Estate or facility in a manner that could reasonably be expected to have a Material Adverse Effect.
          9.1.15 Properties. Such Borrower and each of the Subsidiaries have good and marketable title to or leasehold interest in all properties that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, free and clear of all Liens (other than any Liens permitted by this Agreement or the Senior Secured Notes Indenture) and except where the failure to have such good title or such leasehold interest could not reasonably be expected to have a Material Adverse Effect. All Liens of Agent in the Collateral are duly perfected, opposable and first priority Liens, subject only to Liens permitted pursuant to Section 10.2.2 that are expressly allowed to have priority over Agent’s Liens.
          9.1.16 Solvency. On the Closing Date, immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, the Borrowers and the Guarantors, taken as a whole, are Solvent.
          9.1.17 Accounts. Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrowers with respect thereto. Each Borrower warrants with respect to each of its Accounts at the time it is shown as an Eligible Account in a Borrowing Base Certificate, that, to such Borrower’s knowledge, in all material respects:
          (a) it is genuine and what it purports to be, and is not evidenced by a judgment;
          (b) it arises out of a completed, bona fide sale and delivery of goods or rendition of services in the Ordinary Course of Business, and substantially in accordance with any purchase order, contract or other document relating thereto;
          (c) it is for a sum certain, maturing as stated in the invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Agent on request;
          (d) it is not subject to any offset, Lien (other than those Liens permitted pursuant to Section 10.2.2), deduction, defense, dispute, counterclaim or other adverse condition except as arising in the Ordinary Course of Business and disclosed to Agent; and it is absolutely owing by the Account Debtor, without contingency in any respect;
          (e) no purchase order, agreement, document or Applicable Law restricts assignment of the Account to Agent (regardless of whether, under the UCC, the PPSA or the Civil Code, the restriction is ineffective), and the applicable Borrower is the sole payee or remittance party shown on the invoice;
          (f) no extension, compromise, settlement, modification, credit, deduction or return has been authorized with respect to the Account, except discounts or allowances granted in the Ordinary Course of Business for prompt payment that are reflected on the face of the invoice related thereto and in the reports submitted to Agent hereunder; and

          (g) (i) there are no facts or circumstances that are reasonably likely to impair the enforceability or collectability of such Account; (ii) the Account Debtor had the capacity to contract when the Account arose, continues to meet the applicable Borrower’s customary credit standards, is Solvent, is not contemplating or subject to an Insolvency Proceeding, and has not failed, or suspended or ceased doing business; and (iii) there are no proceedings or actions threatened or pending against any Account Debtor that could reasonably be expected to have a material adverse effect on the Account Debtor’s financial condition.
SECTION 10. COVENANTS AND CONTINUING AGREEMENTS
     10.1 Affirmative Covenants. The Borrowers, jointly and severally, hereby covenant and agree that on the Closing Date and thereafter, until the Commitments, the Swingline Commitments and each Letter of Credit have terminated and the Loans, together with interest, Fees and all other Obligations, are paid in full:
          10.1.1 Financial and Other Information. The Borrowers will furnish to the Agent:
          (a) as soon as available and in any event on or before the date on which such financial statements are required to be filed with the SEC (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 105 days after the end of each such fiscal year), (i) the consolidated balance sheet of MRC and its Subsidiaries (or, so long as the Parent is a Passive Entity which owns MRC, the Parent and its Subsidiaries) as at the end of such fiscal year, and the related consolidated statement of operations and consolidated statement of cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal year, and certified by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of MRC or the Parent, as applicable, or any of the Material Subsidiaries (or group of Subsidiaries that together would constitute a Material Subsidiary) as a going concern, together in any event with a certificate of such accounting firm stating that in the course of its regular audit of the business of MRC or the Parent, as applicable, and the Material Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default that has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof which shall be certified by a Senior Officer of MRC or the Parent, as applicable, and (ii) the unaudited consolidating financial statements of MRC and its Subsidiaries (or, so long as the Parent is a Passive Entity which owns MRC, the Parent and its Subsidiaries) containing a balance sheet as of the end of such fiscal year and a statement of operations for such fiscal year prepared in reasonable detail;
          (b) as soon as available and in any event on or before the date on which such financial statements are required to be filed with the SEC with respect to each of the first three quarterly accounting periods in each fiscal year of MRC (or, if such financial statements are not required to be filed with the SEC, on or before the date that is sixty (60) days after the end of each such quarterly accounting period), the consolidated balance sheet of MRC and its Subsidiaries (or, so long as the Parent is a Passive Entity which owns MRC, Parent and its Subsidiaries), in each case as at the end of such quarterly period and the related consolidated statement of operations for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and the related consolidated statement of cash flows for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and setting forth comparative consolidated figures for the related periods in the prior fiscal year or, in the case of such consolidated balance sheet, for the last day of the prior fiscal year, all of which shall be certified by a Senior Officer of MRC or the Parent, as applicable, subject to changes resulting from audit and normal year-end audit adjustments;
          (c) as soon as available and in any event on or before the date that is thirty (30) days after the end of each fiscal month of MRC, the consolidated balance sheet of MRC and its Subsidiaries (or, so long as the Parent is a Passive Entity which owns MRC, the Parent and its Subsidiaries), in each case as at the end of such fiscal month and the related consolidated statement of operations for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, and the related consolidated statement of cash flows for the elapsed portion of the fiscal year ended with the last day of such fiscal month, and setting forth comparative consolidated figures for the related periods in the prior fiscal year or, in the case of such consolidated balance sheet, for the last day of the prior fiscal year, all of which shall be certified by a Senior Officer of MRC or the Parent, as applicable, subject to changes resulting from audit and normal year-end audit adjustments;
          (d) not more than sixty (60) days after the commencement of each fiscal year of MRC, a budget of the Borrowers in reasonable detail for such fiscal year on a quarterly basis and as customarily prepared by management of the Borrowers for their internal use consistent in scope with the financial statements provided pursuant to Section 10.1.1(a), setting forth the principal assumptions upon which such budgets are based;
          (e) at the time of the delivery of the financial statements provided for in Sections 10.1.1(a) and (b), a certificate of a Senior Officer of MRC to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (i) the Consolidated Fixed Charge Coverage Ratio (and accompanying calculations) as at the end of such fiscal year or period, as the case may be, (ii) a specification of any change in the identity of the Restricted Subsidiaries and Unrestricted Subsidiaries as at the end of such fiscal year or period, as the case may be, from the Restricted Subsidiaries and Unrestricted Subsidiaries, respectively, provided to the Lenders on the Closing Date or the most recent fiscal year or period, as the case may be, (iii) the then applicable level of the Applicable Margin and (iv) the amount of any Pro Forma Adjustment not previously set forth in a Pro Forma Adjustment Certificate or any change in the amount of a Pro Forma Adjustment set forth in any Pro Forma Adjustment Certificate previously provided and, in either case, in reasonable detail, the calculations and basis therefor. At the time of the delivery of the financial statements provided for in Section 10.1.1(a), a certificate of a Senior Officer of Loan Party Agent setting forth the information required pursuant to Section 1(a) of the Perfection Certificate or confirming that there has been no change in such information since the Closing Date or the date of the most recent certificate delivered pursuant to this subsection (e), as the case may be;
          (f) as soon as available but in any event within twenty-five (25) days of the end of each calendar month, a Borrowing Base Certificate (which shall be calculated in a consistent manner with the most recently delivered Borrowing Base Certificate) and supporting information in connection therewith, provided that the Borrowers will be required to furnish a Borrowing Base Certificate and supporting information in connection therewith within four (4) days of the end of each calendar week as of the end of such calendar week during which a FCCR Test Event is continuing;
          (g) as soon as available but in any event within twenty-five (25) days of the end of each calendar month (or, if requested by Agent, on a weekly basis if a FCCR Test Event has occurred and is continuing), in each case, as of the period then ended:
          (i) a schedule detailing the Borrowers’ Inventory, in form reasonably satisfactory to Agent, (1) by Borrower and by location (showing Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement, in each case, to the extent the Cost of Inventory at such location exceeds $1,000,000 in the aggregate), (2) including a report of material variances or other results of Inventory counts performed by the Borrowers since the last Inventory schedule and (3) reconciled to the Borrowing Base Certificate delivered as of such date.
          (ii) a worksheet of calculations prepared by the Borrowers to determine Eligible Accounts and Eligible Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Inventory and the reason for such exclusion;
          (iii) a schedule and aging of each Borrower’s and each Guarantor’s accounts payable presented at the vendor level; and
          (iv) a detailed aged trial balance of all Accounts of each Borrower as of the end of the preceding month (or shorter applicable period), specifying each Account’s Account Debtor name and address (if requested), amount, invoice date and due date and, at the Agent’s reasonable request, showing any discount, allowance, credit, authorized return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, status reports and other information as Agent may reasonably request.
          (h) promptly after a Senior Officer of any Borrower or any Subsidiary obtains knowledge thereof, notice of (i) the occurrence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the applicable Borrower proposes to take with respect thereto and (ii) any litigation or governmental proceeding pending against any Borrower or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect or a Material Adverse Change;
          (i) any Borrower will promptly advise the Agent in writing after obtaining knowledge of any one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such matters, be reasonably expected to result in a Material Adverse Effect:
          (i) Any pending or threatened Environmental Claim against any Loan Party or any current or former Real Estate;

          (ii) Any condition or occurrence on or otherwise related to any current or former Real Estate that (A) could reasonably be expected to result in noncompliance by any Loan Party with any applicable Environmental Law or (B) could reasonably be anticipated to form the basis of an Environmental Claim against any Loan Party or any current or former Real Estate;
          (iii) Any condition or occurrence on or otherwise related to any current or former Real Estate that could reasonably be anticipated to cause such Real Estate to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Estate under any Environmental Law; and
          (iv) The conduct of, or need to conduct, any investigation, or any removal, remedial or other corrective action in response to the actual or alleged presence, release or threatened release of any Hazardous Material on, at, under or from any current or former Real Estate or otherwise related to Environmental Law.
All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the response thereto. The term “Real Estate” shall mean land, buildings and improvements owned or leased by any Loan Party, but excluding all operating fixtures and equipment, whether or not incorporated into improvements.
          (j) promptly upon filing thereof, copies of any filings (including on Form 10-K, 10-Q or 8-K) or registration statements with, and reports to, the SEC or any analogous Governmental Authority in any relevant jurisdiction by the Parent or any Subsidiary (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Lenders and the Agent), exhibits to any registration statement and, if applicable, any registration statements on Form S-8) and copies of all financial statements, proxy statements, notices and reports that the Parent or any Subsidiary shall send to the holders of any publicly issued debt of the Parent and/or any Subsidiary in their capacity as such holders (in each case to the extent not theretofore delivered to the Lenders and the Agent pursuant to this Agreement) and, with reasonable promptness, such other information (financial or otherwise) as the Agent on its own behalf or on behalf of any Lender (acting through the Agent) may reasonably request in writing from time to time;
          (k) not later than any date on which financial statements are delivered with respect to any Test Period in which a Pro Forma Adjustment is made as a result of the consummation of the acquisition of any Acquired Entity or Business by any Borrower or any Restricted Subsidiary for which there shall be a Pro Forma Adjustment, a Pro Forma Adjustment Certificate;
          (l) reasonably promptly but not later than sixty (60) days following the occurrence of any change referred to in subclauses (i) through (iv) below, written notice of any change (i) in the legal name of any Loan Party, (ii) in the jurisdiction of organization or location of any Loan Party for purposes of the Uniform Commercial Code or PPSA, (iii) in the identity or type of organization of any Loan Party or (iv) in the Federal Taxpayer Identification Number or organizational identification number of any Loan Party. The applicable Borrower or Borrowers shall also promptly provide the Agent with certified Organic Documents reflecting any of the changes described in the first sentence of this clause (l).
          (m) promptly after the sending or filing thereof, copies of any annual information report (including all actuarial reports and other schedules and attachments thereto) required to be filed with a Governmental Authority in connection with each Plan, any Foreign Plan that is required by Requirements of Laws to be funded or any Canadian Pension Plan; promptly upon receipt, copies of any notice, demand, inquiry or subpoena received in connection with any Plan or Canadian Pension Plan from a Governmental Authority (other than routine inquiries in the course of application for a favorable IRS determination letter); and at Agent’s request, copies of any annual report required to be filed with a Governmental Authority in connection with any other Plan or Canadian Pension Plan.
     Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 10.1.1 may be satisfied with respect to financial information of the Parent and the Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of the Parent or (B) the Parent’s (or any direct or indirect parent thereof’s), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC (provided that, to the extent such information relates to a parent of the Parent, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Parent and the Restricted Subsidiaries, taken together on a standalone basis, on the other hand); and any documentation required to be delivered pursuant to this Section 10.1.1 may be delivered electronically and if so delivered, shall be deemed to be delivered on the date (i) on which the Loan Party Agent posts the materials containing such documents or information, or provides a link thereto, on the Loan Part Agent’s website on the Internet, or (ii) on which such documents are posted on an Internet or intranet website, if any, to which each Lender and Agent have access (including www.sec.gov (or other website of the SEC), a commercial third-party website or a website sponsored by Agent), provided that, in any case, the Loan Party Agent shall provide written notice to Agent of any documents being delivered in accordance with clauses (i) or (ii) above on the date such documents are posted, and paper copies of such documents shall be delivered to Agent upon its written request.
          10.1.2 Books, Records and Inspections. The Borrowers will, and will cause each of their respective Subsidiaries to, permit officers and designated representatives of the Agent or the Required Lenders to visit and inspect any of their properties or assets in whomsoever’s possession to the extent that it is within such party’s control to permit such inspection, and to examine their books and records and discuss their affairs, finances and accounts with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Agent or the Required Lenders may desire; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Agent (or any of its representatives or independent contractors) on behalf of the Required Lenders may exercise rights of the Agent and the Lenders under this Section 10.1.2 and the Agent shall not exercise such rights more often than two times during any calendar year absent the existence of an Event of Default and only one such time shall be at the Borrowers’ expense unless a Cash Dominion Event has occurred and is continuing, in which case the second time shall also be at the Borrowers’ expense; provided further that when an Event of Default exists, the Agent (or any of its representatives or independent contractors) or any representative of the Required Lenders may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice. The Agent and the Required Lenders shall give any Borrower the opportunity to participate in any discussions with such Borrower’s independent public accountants.
          10.1.3 Collateral Access Agreements. Each Borrower and each Guarantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement with respect to Inventory which is located in any location leased by such Loan Party, located in any third-party warehouse or otherwise in the possession of a bailee or other third-party, in each case, to the extent the Cost of Inventory at such location, or held by such bailee or third person exceeds $1,000,000 in the aggregate. For purposes of determining Canadian Eligible Inventory and U.S. Eligible Inventory under the Borrowing Base, until the expiration of the Temporary Eligibility Period, the Borrowers shall be deemed to have obtained such Collateral Access Agreements at all such locations.
          10.1.4 Payment of Taxes. Each Loan Party will pay and discharge, and will cause each Subsidiary to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful material claims that, if unpaid, could reasonably be expected to become a material Lien upon any properties of such Loan Party or any Restricted Subsidiary, provided that no Loan Party, nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of such Loan Party) with respect thereto in accordance with GAAP and the failure to pay could not reasonably be expected to result in a Material Adverse Effect.
          10.1.5 Maintenance of Insurance. The Borrowers will, and will cause each Material Subsidiary to, at all times maintain in full force and effect, with insurance companies that each Borrower believes (in the good faith judgment of the management of such Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which such Borrower believes (in the good faith judgment of management of such Borrower) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as such Borrower believes (in the good faith judgment of management of such Borrower) is reasonable and prudent in light of the size and nature of its business; and will furnish to the Agent (for delivery to the Lenders), upon written request from the Agent, information presented in reasonable detail as to the insurance so carried.
          10.1.6 Consolidated Corporate Franchises. Each Borrower will do, and will cause each Material Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, corporate rights and authority, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided, however, that any Borrower and its Subsidiaries may consummate any transaction permitted under Section 10.2.3, 10.2.4 or 10.2.5.

          10.1.7 Compliance with Statutes, Regulations, etc. Each Borrower will, and will cause each Subsidiary to, comply with all applicable laws, rules, regulations and orders applicable to it or its property, including all governmental approvals or authorizations required to conduct its business, and to maintain all such governmental approvals or authorizations in full force and effect, in each case except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
          10.1.8 ERISA. Promptly after any Borrower or any Subsidiary or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events that, individually or in the aggregate (including in the aggregate such events previously disclosed or exempt from disclosure hereunder, to the extent the liability therefor remains outstanding), would be reasonably likely to have a Material Adverse Effect, the Loan Party Agent will deliver to each Lender a certificate of a Senior Officer of the applicable Borrower setting forth details as to such occurrence and the action, if any, that such Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices (required, proposed or otherwise) given to or filed with or by such Borrower, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant’s benefits) or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application is to be made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan having an Unfunded Current Liability has been or is to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA (including the giving of written notice thereof); that a Plan has an Unfunded Current Liability that has or will result in a lien under ERISA or the Code; that proceedings will be or have been instituted to terminate a Plan having an Unfunded Current Liability (including the giving of written notice thereof); that a proceeding has been instituted against a Borrower, a Subsidiary or an ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the PBGC has notified any Borrower, any Subsidiary or any ERISA Affiliate of its intention to appoint a trustee to administer any Plan; that any Borrower, any Subsidiary or any ERISA Affiliate has failed to make a required installment or other payment pursuant to Section 412 of the Code with respect to a Plan; or that any Borrower, any Subsidiary or any ERISA Affiliate has incurred or will incur (or has been notified in writing that it will incur) any liability (including any contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code.
          10.1.9 Canadian Pension Plans.
     (a) Promptly after any Canadian Domiciled Loan Party or any Subsidiary or any Affiliate knows or has reason to know of the occurrence of any of the following events, the applicable Canadian Domiciled Loan Party will deliver to the Agent a certificate of a Senior Officer of the applicable Canadian Domiciled Loan Party setting forth details as to such occurrence and the action, if any, that such Canadian Domiciled Loan Party, such Subsidiary or such Affiliate is required or proposes to take, together with any notices (required, proposed or otherwise) given to or filed with or by such Canadian Domiciled Loan Party, such Subsidiary, such Affiliate, the FSCO, a Canadian

Employee Plan participant (other than notices relating to an individual participant’s benefits) or the Canadian Employee Plan administrator with respect thereto: any violation or asserted violation of any Requirements of Law (including PBA), for which there is a reasonable likelihood that there will be an adverse determination, and such adverse determination would have or could reasonably be expected to have a Material Adverse Effect; the occurrence of any Termination Event.
     (b) Each Canadian Domiciled Loan Party’s and its Subsidiaries’ Canadian Pension Plans shall be duly registered and administered in all respects in material compliance with, as applicable, the PBA, the Income Tax Act (Canada) and all other Requirements of Law (including regulations, orders and directives), and the terms of the Canadian Pension Plans and any agreements relating thereto. Each Canadian Domiciled Loan Party shall ensure that it and its Subsidiaries: (a) has no Unfunded Current Liability in respect of any Canadian Pension Plan, including any Canadian Pension Plan to be established and administered by it or them; (b) pay all amounts required to be paid by it or them in respect of such Canadian Pension Plan when due; (c) has no Lien on any of its or their property that arises or exists in respect of any Canadian Pension Plan except as disclosed in Schedule 10.2.2; (d) do not engage in a prohibited transaction or breach any applicable laws with respect to any Canadian Pension Plan that could reasonably be expected to result in a Material Adverse Effect in respect of such Canadian Pension Plan; (e) do not permit to occur or continue any Termination Event; and (f) not maintain, contribute or have any liability in respect of a Canadian Pension Plan which provides benefits on a defined benefit basis during the term of this Agreement.
          10.1.10 Maintenance of Properties. Each Borrower will, and will cause each Restricted Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect.
          10.1.11 Transactions with Affiliates. Each Borrower will conduct, and cause each Restricted Subsidiary to conduct, all transactions with any of its Affiliates (other than the Borrowers or the Restricted Subsidiaries) on terms that are substantially as favorable to such Borrower or such Restricted Subsidiary as it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate, provided that the foregoing restrictions shall not apply to (a) the payment of customary investment banking fees paid to the Sponsor for services rendered to the Borrowers and the Subsidiaries in connection with divestitures, acquisitions, financings and other transactions, (b) transactions permitted by Section 10.2.6, (c) Transaction Expenses, (d) the issuance of Stock or Stock Equivalents of any Borrower to the management of such Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries pursuant to arrangements described in clause (f) of this Section 10.1.11, (e) loans and other transactions by the Borrowers and the Restricted Subsidiaries to the extent permitted under Section 10.2, (f) employment and severance arrangements between the Borrowers and the Restricted Subsidiaries and their respective officers and employees in the Ordinary Course of Business, (g) payments by any Borrower (and any direct or indirect parent thereof) and the Restricted Subsidiaries pursuant to the tax sharing agreements among such Borrower (and any such parent) and the Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of such Borrower and the Restricted Subsidiaries, (h) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of the Borrowers and the Restricted Subsidiaries in the Ordinary Course of Business to the extent attributable to the ownership or operation of the Borrowers and the Restricted Subsidiaries, (i) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 10.1.11 or any amendment thereto to the extent such an amendment is not adverse, taken as a whole, to the Lenders in any material respect, and (j) customary payments by any Borrower and any Restricted Subsidiary to the Sponsor made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), which payments are approved by the majority of the members of the board of directors or a majority of the disinterested members of the board of directors of such Borrower (or any direct or indirect parent thereof), in good faith.
          10.1.12 End of Fiscal Years; Fiscal Quarters. Each Borrower will, for financial reporting purposes, cause (a) each of Parent’s, its, and each of its Subsidiaries’, fiscal years to end on December 31 of each year and (b) each of Parent’s, its, and each of its Subsidiaries’, fiscal quarters to end on dates consistent with such fiscal year-end and such Borrower’s past practice; provided, however, that such Borrower may, upon written notice to the Agent, change the financial reporting convention specified above to any other financial reporting convention reasonably acceptable to the Agent, in which case such Borrower and the Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.
          10.1.13 Additional Canadian Domiciled Loan Parties and U.S. Domiciled Loan Parties.
          (a) Within 30 days of the date on which the book value of Inventory and Accounts of any direct or indirect Canadian Subsidiary exceeds $20,000,000, (i) the Initial Canadian Borrower will cause such Canadian Subsidiary to execute and deliver to Agent a supplement or joinder to this Agreement, substantially in the form of Exhibit I, in order for such Canadian Subsidiary to become a Canadian Borrower hereunder and (ii) a Senior Officer of the Loan Party Agent will execute and deliver to Agent a (A) Borrowing Base Certificate for such Canadian Subsidiary effective as of not more than 25 days preceding the date on which such Canadian Subsidiary becomes a Canadian Borrower and (B) written notice of such Canadian Subsidiary’s Applicable Canadian Borrower Commitment; provided that, prior to permitting such Canadian Subsidiary to borrow any Canadian Revolver Loans or obtain the issuance of any Canadian Letters of Credit hereunder, the Agent, in its discretion, shall have the right to conduct an appraisal and field examinations with respect to such Canadian Subsidiary, including, without limitation, of (x) such Canadian Subsidiary’s practices in the computation of its Canadian Borrowing Base and (y) the assets included in such Canadian Subsidiary’s Canadian Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, in each case, prepared on a basis reasonably satisfactory to Agent and at the sole expense of such Canadian Subsidiary.
          (b) Any Canadian Subsidiary may become a Canadian Borrower hereunder upon the execution and delivery to Agent (i) by such Canadian Subsidiary of a supplement or joinder to this Agreement, substantially in the form of Exhibit I, and (ii) by a Senior Officer of the Loan Party Agent, of a (A) Borrowing Base Certificate for such Canadian Subsidiary effective as of not more than 25 days preceding the date on which such Canadian Subsidiary becomes a Canadian Borrower and (B) written notice of such Canadian Subsidiary’s Applicable Canadian Borrower Commitment; provided that, prior to permitting such Canadian Subsidiary to borrow any Canadian Revolver Loans or obtain the issuance of any Canadian Letters of Credit hereunder, the Agent, in its discretion, shall have the right to conduct an appraisal and field examination with respect to such Canadian Subsidiary, including, without limitation, of (x) such Canadian Subsidiary’s practices in the computation of its Canadian Borrowing Base and (y) the assets included in such Canadian Subsidiary’s Canadian Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, in each case, prepared on a basis reasonably satisfactory to Agent and at the sole expense of such Canadian Subsidiary.
          (c) Except as set forth in Section 10.2.1(b)(ix) and 10.2.1(b)(x) and subject to any applicable limitations set forth in the Security Documents, each Borrower will cause each direct or indirect U.S. Subsidiary of MRC (other than any Excluded Subsidiary) formed or otherwise purchased or acquired after the date hereof (including pursuant to a Permitted Acquisition) or that has ceased to be an Excluded Subsidiary pursuant to clause (e), (f) or (h) of the definition of Excluded Subsidiary, in each case within 30 days of such date, to execute a supplement or joinder to this Agreement, substantially in the form of Exhibit I, in order for such Subsidiary to become a U.S. Borrower and/or a U.S. Facility Guarantor under Section 5.10 and a grantor under Section 7.1 or, to the extent reasonably requested by the Agent, enter into a new Security Document in form and substance reasonably satisfactory to the Agent and Loan Party Agent.
          10.1.14 Use of Proceeds.
          (a) The Borrowers will use the proceeds of all Revolver Loans made on the Closing Date to (a) refinance MRC’s Indebtedness under the Existing U.S. Credit Agreement, (b) to refinance the Initial Canadian Borrower’s Indebtedness under the Existing Canadian Credit Agreement and the ATB Financial Debt and (c) to pay Transaction Expenses.
          (b) The Borrowers will use Letters of Credit and the proceeds of all other Revolver Loans and Swingline Loans (a) to finance ongoing working capital needs, (b) for other general corporate purposes of any Borrower, including to fund permitted distributions and Permitted Acquisitions and (c) to pay Transaction Expenses.
          10.1.15 Appraisals; Field Examinations. At any time that the Agent reasonably requests, each Borrower will, and will cause each Guarantor to, permit the Agent or professionals (including consultants, accountants, lawyers and appraisers) retained by the Agent, on reasonable prior notice and during normal business hours and with reasonable frequency, to conduct appraisals and commercial finance examinations or updates thereof including, without limitation, of (a) such Borrower’s practices in the computation of the Borrowing Base and (b) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, in each case, prepared on a basis reasonably satisfactory to the Agent and at the sole expense of the Borrowers; provided, however, if no Default or Event of Default shall have occurred and be continuing, only one (1)

such appraisal and one (1) such examination or update per fiscal year shall be conducted at the Borrowers’ expense (exclusive of any appraisals and field examinations conducted pursuant to Section 10.1.13); provided, further, however, that if a Cash Dominion Event has occurred and is continuing, one (1) additional appraisal and one (1) additional examination or update per fiscal year may be conducted at the Borrowers’ expense (exclusive of any appraisals and field examinations conducted pursuant to Section 10.1.13). The foregoing shall not limit the Agent’s ability to perform additional appraisals, examinations and updates at the sole expense of the Borrowers upon the occurrence and continuance of a Default or Event of Default.
          10.1.16 Further Assurances.
          (a) Each Borrower will, and will cause each other Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any applicable law, or which the Agent or the Required Lenders may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the Liens created or intended to be created by the Security Documents, all at the expense of the Loan Parties.
          (b) If any assets are acquired by any Loan Party after the Closing Date (other than assets constituting Collateral under the Security Documents that become subject to the perfected Lien of the Security Documents upon acquisition thereof) that are of the nature secured by the Security Documents, the Loan Party Agent will notify the Agent, and, if requested by the Agent, such Loan Party will cause such assets to be subjected to a Lien securing the applicable Secured Obligations and will take, and cause the other Loan Parties to take, such actions as shall be necessary or reasonably requested by the Agent to grant and perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in clause (a) of this Section 10.1.16, all at the expense of the Loan Parties.
          (c) Each Borrower agrees that it will, or will cause its relevant Subsidiaries to, complete each of the actions described on Schedule 10.1.16(c) as soon as commercially reasonable and by no later than the date set forth in Schedule 10.1.16(c) with respect to such action or such later date as the Agent may reasonably agree.
     10.2 Negative Covenants. The Borrowers (for themselves and each of their respective Restricted Subsidiaries), jointly and severally, hereby covenant and agree that on the Closing Date and thereafter, until the Commitments, the Swingline Commitment and each Letter of Credit have terminated and the Loans, together with interest, fees and all other Obligations, are paid in full:
          10.2.1 Limitation on Indebtedness.
          (a) The Borrowers will not, and will not permit any of the Restricted Subsidiaries to, incur, create, assume or permit to exist, directly or indirectly (collectively, “incur” and collectively, an “incurrence”), any Indebtedness; provided, however, that the Borrowers and the Restricted Subsidiaries will be entitled to incur Indebtedness if the Consolidated Total Debt to Consolidated EBITDA Ratio at the time such additional Indebtedness is incurred would have been no greater than 5.50 to 1.0 determined on a Pro Forma Basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of the most recent Test Period for which financial statements have been delivered pursuant to Section 10.1.1; provided, that such additional Indebtedness shall not be secured Indebtedness unless (i) the Secured Leverage Ratio at the time such additional Indebtedness is incurred would have been no greater than 5.0 to 1.0, determined on a Pro Forma Basis in the manner set forth above, (ii) such secured Indebtedness has a final maturity date no earlier than the date that is 180 days following the Facility Termination Date, (iii) the Liens securing such Indebtedness shall constitute Notes Priority Liens for purposes of the Intercreditor Agreement.
          (b) The limitation set forth in clause (a) of this Section 10.2.1 will not prohibit any of the following:
          (i) (A) Indebtedness arising under the Loan Documents and (B) Indebtedness arising under the Senior Secured Notes Indenture; provided, however, that with respect to any such Indebtedness specified in this subclause (i)(B) that is incurred after the Closing Date, such Indebtedness satisfies the terms set forth in the proviso at the end of Section 10.2.1(a);
          (ii) Indebtedness of (A) any Loan Party owing to any Borrower or any Restricted Subsidiary, (B) any Subsidiary who is not a Loan Party owing to any other Subsidiary who is not a Loan Party and (C) subject to compliance with Section 10.2.5 at the time of the incurrence thereof, any Subsidiary who is not a Loan Party owing to any Loan Party;
          (iii) Indebtedness in respect of any bankers’ acceptance, bank guarantees, letter of credit, warehouse receipt or similar facilities entered into in the Ordinary Course of Business (including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims);
          (iv) subject to compliance with Section 10.2.5, Guarantee Obligations incurred by (A) Restricted Subsidiaries in respect of Indebtedness of any Borrower or other Restricted Subsidiaries that is permitted to be incurred under this Agreement and (B) any Borrower in respect of Indebtedness of Restricted Subsidiaries that is permitted to be incurred under this Agreement, provided that, except as provided in clauses (ix) and (x) below, there shall be no Guarantee (1) by a Restricted Subsidiary that is not a Guarantor of any Indebtedness of any Borrower and (2) in respect of any Permitted Additional Debt, unless such Guarantee is made by a Guarantor and, in the case of Permitted Additional Debt that is subordinated, is subordinated;
          (v) Guarantee Obligations (A) incurred in the Ordinary Course of Business in respect of obligations of (or to) suppliers, customers, franchisees, lessors and licensees or (B) otherwise constituting Investments permitted by Section 10.2.5;

          (vi) (A) Indebtedness (including Indebtedness arising under Capital Leases existing on the date hereof) incurred within 270 days of the acquisition, construction or improvement of fixed or capital assets to finance the acquisition, construction or improvement of such fixed or capital assets, (B) Indebtedness arising under Capital Leases entered into in connection with Permitted Sale Leasebacks and (C) Indebtedness arising under Capital Leases, other than Capital Leases in effect on the date hereof and Capital Leases entered into pursuant to subclauses (A) and (B) above, provided, that the aggregate amount of Indebtedness incurred pursuant to this subclause (C) shall not exceed $20,000,000 at any time outstanding, and (D) any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A), (B) or (C) above, provided that, except to the extent otherwise expressly permitted hereunder, the principal amount thereof (including pursuant to clause (C)) does not exceed the principal amount thereof outstanding immediately prior to such modification, replacement, refinancing, refunding, renewal or extension, except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable amounts paid and fees and expenses incurred in connection with such modification, replacement, refinancing, refunding, renewal or extension;
          (vii) Indebtedness outstanding on the date hereof (A) listed on Schedule 10.2.1 and any modification, replacement, refinancing, refunding, renewal or extension thereof, provided that, except to the extent otherwise expressly permitted hereunder, (1) the principal amount thereof does not exceed the principal amount thereof outstanding immediately prior to such modification, replacement, refinancing, refunding, renewal or extension, except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable amounts paid and fees and expenses incurred in connection with such modification, replacement, refinancing, refunding, renewal or extension plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder and (2) the direct and contingent obligors with respect to such Indebtedness are not changed and (B) owing by any Borrower to any Restricted Subsidiary or by any Restricted Subsidiary to any Borrower or any other Restricted Subsidiary;
          (viii) Indebtedness in respect of Hedge Agreements;
          (ix) (A) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person) or Indebtedness attaching to assets that are acquired by any Borrower or any Restricted Subsidiary, in each case, after the Closing Date as the result of a Permitted Acquisition, provided, that (1) such Indebtedness existed at the time such Person became a Restricted Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof, (2) such Indebtedness is not guaranteed in any respect by any Borrower or any Restricted Subsidiary (other than by any such Person that so becomes a Restricted Subsidiary or is the survivor of a merger with such Person and any of its Subsidiaries) and (3) to the extent required under Section 10.1.13, such Person executes a supplement or joinder to this Agreement, substantially in the form of Exhibit I, in order to become a Loan Party, a Guarantor under Section 5.10 (if applicable) and a grantor under Section 7.1 or, to the extent reasonably requested by the Agent, enters into a new Security Document in form and substance reasonably satisfactory to the Agent and the Loan Party Agent, provided that the requirements of this subclause (3) shall not apply to (I) an aggregate amount at any time outstanding of up to the greater of (A) $300,000,000 or (B) 10% of Consolidated Total Assets at the time of the incurrence of such Indebtedness (less all Indebtedness as to which the proviso to clause (x)(A)(2) below then applies) at such time of such Indebtedness (and modifications, replacements, refinancings, refundings, renewals and extensions thereof pursuant to subclause (B) below) and (II) any Indebtedness of the type that could have been incurred under Section 10.2.1(b)(vi), and (B) any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A) above, provided that, except to the extent otherwise expressly permitted hereunder, (X) the principal amount of any such Indebtedness does not exceed the principal amount thereof outstanding immediately prior to such modification, replacement, refinancing, refunding, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable amounts paid and fees and expenses incurred in connection with such modification, replacement, refinancing, refunding, renewal or extension plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder and (Y) the direct and contingent obligors with respect to such Indebtedness are not changed;
          (x) (A) Permitted Additional Debt of MRC or any Restricted Subsidiary incurred to finance a Permitted Acquisition, provided that (1) if such Indebtedness is incurred by a Restricted Subsidiary that is not a Guarantor, such Indebtedness is not guaranteed by any Loan Party unless such Guarantee would be permitted at such time under Section 10.2.5(g) and (2) to the extent required under Section 10.1.13, such acquired Person executes a supplement or joinder to this Agreement, substantially in the form of Exhibit I, in order to become a Loan Party, a Guarantor under Section 5.10 (if applicable) and a grantor under Section 7.1 or, to the extent reasonably requested by the Agent, enters into a new Security Document in form and substance reasonably satisfactory to the Agent and the Loan Party Agent, provided that the requirements of this subclause (2) shall not apply to an aggregate amount at any time outstanding of up to the greater of (A) $300,000,000 or (B) 10% of Consolidated Total Assets at the time of the incurrence of such Indebtedness (less all Indebtedness as to which clause (I) of the proviso to clause (ix)(A)(3) above then applies) at such time of the aggregate of such Indebtedness (and modifications, replacements, refinancings, refundings, renewals and extensions thereof pursuant to subclause (B) below), and (B) any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A) above, provided that, except to the extent otherwise expressly permitted hereunder, (1) the principal amount of any such Indebtedness does not exceed the principal amount thereof outstanding immediately prior to such modification, replacement, refinancing, refunding, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable amounts paid and fees and expenses incurred in connection with such modification, replacement, refinancing, refunding, renewal or extension plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder and (2) the direct and contingent obligors with respect to such Indebtedness are not changed;

          (xi) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case, provided in the Ordinary Course of Business, including those incurred to secure health, safety and environmental obligations in the Ordinary Course of Business;
          (xii) (A) Indebtedness incurred in connection with any Permitted Sale Leaseback, provided that the Net Cash Proceeds thereof are promptly applied to the prepayment of the Senior Secured Notes to the extent required by the Senior Secured Notes Indenture; and (B) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A) above, provided that, except to the extent otherwise permitted hereunder, (1) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension and (2) the direct and contingent obligors with respect to such Indebtedness are not changed;
          (xiii) (A) additional Indebtedness of MRC and its Restricted Subsidiaries and (B) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (A) above; provided that the aggregate amount of Indebtedness incurred and remaining outstanding pursuant to this clause (xiii) shall not at any time exceed the greater of (1) $300,000,000 and (2) 10% of Consolidated Total Assets at the time of the incurrence of such Indebtedness; provided, however, not more than the greater of (X) $50,000,000 and (Y) 1.5% of Consolidated Total Assets at the time of the incurrence of such Indebtedness in aggregate principal amount of Indebtedness of any Borrower or any Guarantor incurred under this clause (xiii) shall be secured;
          (xiv) Indebtedness in respect of Permitted Additional Debt to the extent that the Net Cash Proceeds therefrom are, immediately after the receipt thereof, applied to the prepayment of the Senior Secured Notes in accordance with the Senior Secured Notes Indenture;
          (xv) Indebtedness in respect of overdraft facilities, employee credit card programs and other cash management arrangements in the Ordinary Course of Business;
          (xvi) unsecured Indebtedness in respect of obligations of any Borrower or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services, provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms (which require that all such payments be made within 60 days after the incurrence of the related obligation) in the Ordinary Course of Business and not in connection with the borrowing of money or Hedge Agreements;
          (xvii) Indebtedness arising from agreements of any Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, entered into in connection with Permitted Acquisitions, other Investments and the disposition of any business, assets or capital stock permitted hereunder, other than Guarantee Obligations incurred by any Person acquiring all or any portion of such business, assets or capital stock for the purpose of financing such acquisition, provided that (A) such Indebtedness is not reflected on the balance sheet of any Borrower or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (A)) and (B) the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds, including non-cash proceeds (the fair market value of such non-cash proceeds being measured at the time received and without giving effect to any subsequent changes in value), actually received by the Borrowers and the Restricted Subsidiaries in connection with such disposition;
          (xviii) Indebtedness of any Borrower or any Restricted Subsidiary consisting of (A) obligations to pay insurance premiums or (B) take or pay obligations contained in supply agreements, in each case, arising in the Ordinary Course of Business and not in connection with the borrowing of money or Hedge Agreements;
          (xix) Indebtedness representing deferred compensation to employees of the Borrowers (or any direct or indirect parent thereof) and the Restricted Subsidiaries incurred in the Ordinary Course of Business;
          (xx) unsecured, Subordinated Indebtedness consisting of promissory notes in an aggregate principal amount of not more than $10,000,000 issued by any Borrower or any Guarantor to current or former officers, managers, consultants, directors and employees (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the purchase or redemption of Stock or Stock Equivalents of such Borrower (or any direct or indirect parent thereof) permitted by Section 10.2.6;
          (xxi) Indebtedness consisting of obligations of the Borrowers or the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with Permitted Acquisitions or any other Investment expressly permitted hereunder;
          (xxii) cash management obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts; and
          (xxiii) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (i) through (xxii) above.
          10.2.2 Limitation on Liens. The Borrowers will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of such Borrower or any Restricted Subsidiary, whether now owned or hereafter acquired, except:
          (a) Liens arising under the Credit Documents;

          (b) Permitted Liens;
          (c) (i) Liens securing Indebtedness permitted pursuant to Section 10.2.1 (b)(vi), provided that (A) such Liens attach at all times only to the assets so financed except for accessions to such property and the proceeds and the products thereof and (B) that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender, and (ii) Liens on the assets of Restricted Subsidiaries that are not Loan Parties securing Indebtedness permitted pursuant to Section 10.2.1 (b)(xiii) and (xv);
          (d) Liens existing on the date hereof and listed on Schedule 10.2.2;
          (e) The replacement, extension or renewal of any Lien permitted by clauses (a) through (d) above and clause (f) of this Section 10.2.2 upon or in the same assets (other than after acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 10.2.1(b) and proceeds and products thereof) theretofore subject to such Lien or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor except to the extent otherwise permitted hereunder) of the Indebtedness secured thereby;
          (f) Liens existing on the assets of any Person that becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person), or existing on assets acquired, pursuant to a Permitted Acquisition or other Investment to the extent the Liens on such assets secure Indebtedness permitted by Section 10.2.1(b)(ix) or other obligations permitted by this Agreement, provided that such Liens attach at all times only to the same assets that such Liens (other than after acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 10.2.1(b) and proceeds and products thereof) attached to, and secure only the same Indebtedness or obligations (or any modifications, refinancings, extensions, renewals, refundings or replacements of such Indebtedness permitted by Section 10.2.1(b)) that such Liens secured, immediately prior to such Permitted Acquisition or other Investment, as applicable;
          (g) (i) Liens placed upon the Stock and Stock Equivalents of any Restricted Subsidiary that is not a Loan Party acquired pursuant to a Permitted Acquisition to secure Indebtedness incurred pursuant to Section 10.2.1(x) in connection with such Permitted Acquisition and (ii) Liens placed upon the assets of any Restricted Subsidiary that is not a Loan Party to secure a guarantee by, or Indebtedness of, such Restricted Subsidiary of any Indebtedness of any Borrower or any other Restricted Subsidiary incurred pursuant to Section 10.2.1(x);
          (h) Liens securing Indebtedness or other obligations of any Loan Party or a Subsidiary in favor of any Loan Party or any Subsidiary that is a Loan Party and Liens securing Indebtedness or other obligations of any Subsidiary that is not a Loan Party in favor of any Subsidiary that is not a Loan Party;
          (i) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the Ordinary Course of Business; and (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;
          (j) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 10.2.5 to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to sell, transfer, lease or otherwise dispose of any property in a transaction permitted under Section 10.2.4, in each case, solely to the extent such Investment or sale, disposition, transfer or lease, as the case may be, would have been permitted on the date of the creation of such Lien;
          (k) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Borrower or any Restricted Subsidiary in the Ordinary Course of Business permitted by this Agreement;
          (l) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 10.2.5;
          (m) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the Ordinary Course of Business and not for speculative purposes;
          (n) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of any Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the Ordinary Course of Business of such Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of any Borrower or any Restricted Subsidiary in the Ordinary Course of Business;
          (o) Liens solely on any cash earnest money deposits made by any Borrower or any Restricted Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder;
          (p) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
          (q) Liens securing the Senior Secured Notes; provided, that with respect to any such Senior Secured Notes issued after December 21, 2009, such Indebtedness is permitted to be secured in accordance with the proviso at the end of Section 10.2.1(a);
          (r) Liens securing Indebtedness permitted under Section 10.2.1(a), to the extent permitted in accordance with the proviso at the end of such Section 10.2.1(a);
          (s) Liens securing obligations under Hedge Agreements that are not Secured Bank Product Obligations; provided, that such Liens constitute Notes Priority Liens for purposes of the Intercreditor Agreement;

          (t) additional Liens so long as (i) the aggregate principal amount of the obligations so secured does not exceed the greater of (y) $50,000,000 at any time outstanding and (z) 1.5% of Consolidated Total Assets at the time of the incurrence of such obligations and (ii) to the extent such additional Liens attach to any Accounts or Inventory of any Borrower, such Liens are subordinated to the Lien of Agent, for the benefit of the Secured Parties, pursuant to an intercreditor agreement in form and substance reasonably satisfactory to Agent and Loan Party Agent; and
          (u) Liens on Stock in joint ventures held by any Borrower provided such joint venture is not a Guarantor.
          10.2.3 Limitation on Fundamental Changes. Except as expressly permitted by Section 10.2.4 or 10.2.5, each Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all its business units, assets or other properties, except that:
          (a) so long as no Default or Event of Default would result therefrom, any Subsidiary of any Borrower or any other Person may be merged or consolidated with or into a Borrower, provided that (i) a Borrower shall be the continuing or surviving entity or (ii) if the Person formed by or surviving any such merger or consolidation is not a Borrower (such Person, the “Successor Borrower”), (A) in the case of a merger or consolidation by a U.S. Person, the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia and, in the case of a merger or consolidation by a Canadian Person, the Successor Borrower shall be an entity organized or existing under the laws of Canada or any province thereof, (B) the Successor Borrower shall expressly assume all the obligations of a U.S. Borrower or a Canadian Borrower, as applicable, under this Agreement and the other Loan Documents pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Agent, (C) each applicable Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement hereto confirmed that its Guarantee shall apply to the Successor Borrower’s obligations under this Agreement, (D) each U.S. Domiciled Loan Party and each Canadian Domiciled Loan Party, as applicable, unless it is the other party to such merger or consolidation, shall have by a supplement to this Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, and (E) the Borrower shall have delivered to the Agent (1) an officer’s certificate stating that such merger or consolidation and such supplements to this Agreement preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the Security Documents and (2) if reasonably requested by the Agent, an opinion of counsel to the effect that such merger or consolidation does not violate this Agreement or any other Loan Document, and provided further that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, such Borrower under this Agreement;
          (b) any Subsidiary of a Borrower (other than another Borrower) or any other Person may be merged, amalgamated or consolidated with or into any one or more Subsidiaries of such Borrower, provided that (i) in the case of any merger, amalgamation or consolidation involving one or more Restricted Subsidiaries, (A) a Restricted Subsidiary shall be the continuing or surviving entity or (B) such Borrower shall take all steps necessary to cause the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Restricted Subsidiary) to become a Restricted Subsidiary, (ii) in the case of any merger, amalgamation or consolidation involving one or more Guarantors, a Guarantor shall be the continuing or surviving entity or the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Guarantor) shall execute a supplement or joinder to this Agreement, substantially in the form of Exhibit I, in order to become a Guarantor under Section 5.10 and a grantor under Section 7.1 to the extent required under Section 10.1.13, (iii) no Default or Event of Default would result from the consummation of such merger, amalgamation or consolidation, (iv) any Indebtedness incurred to finance such merger, amalgamation or consolidation is permitted to be incurred by the Senior Secured Notes Indenture, and (v) such Borrower shall have delivered to the Agent an officer’s certificate stating that such merger, amalgamation or consolidation and such supplements and/or joinders to any Security Document preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the Security Documents;
          (c) any Restricted Subsidiary that is not a Guarantor may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Borrower, a Guarantor or any other Restricted Subsidiary;
          (d) any Guarantor may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Borrower or any other Guarantor; and
          (e) any Restricted Subsidiary may liquidate or dissolve if (i) the Loan Party Agent determines in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders and (ii) to the extent such Restricted Subsidiary is a Loan Party, any assets or business not otherwise disposed of or transferred in accordance with Section 10.2.4 or 10.2.5, or, in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by, another Loan Party after giving effect to such liquidation or dissolution.
          10.2.4 Limitation on Sale of Assets. Each Borrower will not, and will not permit any of the Restricted Subsidiaries to, (x) convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including receivables and leasehold interests), whether now owned or hereafter acquired (other than any such sale, transfer, assignment or other disposition resulting from any casualty or condemnation, of any assets of such Borrower or the Restricted Subsidiaries) or (y) sell to any Person (other than a Borrower or a Guarantor) any shares owned by it of any Restricted Subsidiary’s Stock and Stock Equivalents, except that:
          (a) any Borrower and the Restricted Subsidiaries may sell, transfer or otherwise dispose of (i) inventory in the Ordinary Course of Business, (ii) used or surplus equipment, vehicles and other assets in the Ordinary Course of Business and (iii) Permitted Investments;

          (b) any Borrower and the Restricted Subsidiaries may sell, transfer or otherwise dispose of other assets (other than accounts receivable) (each a “Disposition”) for fair value, provided that:
          (i) with respect to any Disposition pursuant to this clause (b) for a purchase price in excess of $10,000,000, such Borrower or a Restricted Subsidiary shall receive not less than 75% of such consideration in the form of cash or Permitted Investments; provided that for the purposes of this clause (i):
          (A) any liabilities (as shown on such Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of such Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which such Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing,
          (B) any securities received by such Borrower or such Restricted Subsidiary from such transferee that are converted by such Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition, and
          (C) any Designated Non-Cash Consideration received by such Borrower or such Restricted Subsidiary in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this Section 10.2.4(b) and Section 10.2.4(c) that is at that time outstanding, not in excess of 6% of Consolidated Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall in each case under this clause (i) be deemed to be cash; and
          (ii) after giving effect to any such sale, transfer or disposition, no Default or Event of Default shall have occurred and be continuing;
          (c) each Borrower and the Restricted Subsidiaries may make sales of assets to any Borrower or to any Restricted Subsidiary, provided that with respect to any such sales to Restricted Subsidiaries that are not Guarantors:
          (i) such sale, transfer or disposition shall be for fair value;
          (ii) with respect to any Disposition pursuant to this clause (c) for a purchase price in excess of $10,000,000, such Borrower or a Restricted Subsidiary shall receive not less than 75% of such consideration in the form of cash or Permitted Investments; provided that for the purposes of this clause (ii):

          (A) any liabilities (as shown on such Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of such Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which such Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing,
          (B) any securities received by such Borrower or such Restricted Subsidiary from such transferee that are converted by such Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition,
          (C) any Designated Non-Cash Consideration received by such Borrower or such Restricted Subsidiary in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this Section 10.2.4(c) and Section 10.2.4(b) that is at that time outstanding, not in excess of 6% of Consolidated Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall in each case under this clause (ii) be deemed to be cash.
          (d) any Borrower and any Restricted Subsidiary may effect any transaction permitted by Section 10.2.3, 10.2.5 or 10.2.6;
     (e) in addition to selling or transferring accounts receivable pursuant to the other provisions hereof, MRC and the Restricted Subsidiaries may sell or discount without recourse accounts receivable arising in the Ordinary Course of Business in connection with the compromise or collection thereof consistent with such Person’s current credit and collection practices;
          (f) any Borrower and any Restricted Subsidiary may lease, sublease, license or sublicense (on a non-exclusive basis with respect to any intellectual property) real, personal or intellectual property in the Ordinary Course of Business;
          (g) any Borrower and any Restricted Subsidiary may make sales, transfers and other dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;
          (h) any Borrower and any Restricted Subsidiary may make sales, transfers and other dispositions of property pursuant to Permitted Sale Leaseback transactions;
          (i) any Borrower and any Restricted Subsidiary may make Dispositions of Non-Core Assets; and

          (j) any Borrower and any Restricted Subsidiary may make sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements.
          10.2.5 Limitation on Investments. Each Borrower will not, and will not permit any of the Restricted Subsidiaries to, make any advance, loan, extensions of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets of, or make any other Investment in, any Person, except:
          (a) extensions of trade credit and asset purchases in the Ordinary Course of Business;
          (b) Permitted Investments;
          (c) loans and advances to officers, directors and employees of any Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes (including employee payroll advances), (ii) in connection with such Person’s purchase of Stock or Stock Equivalents of such Borrower (or any direct or indirect parent thereof) to the extent that the amount of such loans and advances are contributed to such Borrower in cash and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding not to exceed $5,000,000;
          (d) Investments existing on, or contemplated as of, the date hereof and listed on Schedule 10.2.5 and any extensions, renewals or reinvestments thereof, so long as the aggregate amount of all Investments pursuant to this clause (d) is not increased at any time above the amount of such Investments existing on the date hereof;
          (e) Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, customers arising in the Ordinary Course of Business or upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;
          (f) Investments to the extent that payment for such Investments is made solely with Stock or Stock Equivalents of any Borrower;
          (g) Investments in any Persons provided that after giving effect to such Investments, either (i) both (A) Excess Availability is greater than the higher of (1) 10% of the Commitments and (2) $75,000,000 and (B) the Consolidated Fixed Charge Coverage Ratio for the most recent Test Period for which financial statements have been delivered pursuant to Section 10.1.1 is greater than 1.0 to 1.0 or (ii) Excess Availability is greater than the higher of (A) 15% of the Commitments and (B) $125,000,000; provided that if the test set forth in clause (g)(i) or (g)(ii) above is not satisfied, then any Borrower shall be permitted to make Investments in an amount not to exceed $50,000,000 in the aggregate (net of repayments) since the last calculation date on which the Borrowers most recently met the test in clause (g)(i) or (g)(ii) above if, after giving effect to such Investments, either (1) the Consolidated Fixed Charge Coverage Ratio for the most recent Test Period for which financial statements have been delivered pursuant to Section 10.1.1 is greater than 1.0 to 1.0 or (2) Excess Availability is greater than the higher of (x) 10% of the Commitments and (y) $75,000,000;
          (h) Investments constituting Permitted Acquisitions;
          (i) Investments constituting non-cash proceeds of sales, transfers and other dispositions of assets to the extent permitted by Section 10.2.4;
          (j) Investments made to repurchase or retire Stock of any Borrower or any direct or indirect parent thereof owned by any employee stock ownership plan or key employee stock ownership plan of such Borrower (or any direct or indirect parent thereof);
          (k) Investments permitted under Section 10.2.6;
          (l) loans and advances to any direct or indirect parent of any Borrower in lieu of, and not in excess of the amount of, dividends to the extent permitted to be made to such parent in accordance with Section 10.2.6;
          (m) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the Ordinary Course of Business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the Ordinary Course of Business;
          (n) Investments in the Ordinary Course of Business consisting of Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices;
          (o) advances of payroll payments to employees in the Ordinary Course of Business;
          (p) Guarantee Obligations of any Borrower or any Restricted Subsidiary of leases (other than Capital Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the Ordinary Course of Business;
          (q) Investments made to repurchase or retire equity interests of any Borrower (or any direct or indirect parent thereof) owned by any employee stock ownership plan or key employee stock ownership plan of any Borrower (or any direct or indirect parent thereof);
          (r) Investments of a Restricted Subsidiary acquired after the Closing Date or of any Person merged into any Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 10.2.3 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation; and
          (s) Investments constituting Guarantee Obligations of Indebtedness permitted under Section 10.2.1.

          10.2.6 Limitation on Dividends. MRC will not declare or pay any dividends (other than dividends payable solely in its Stock) or return any capital to its stockholders or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its Stock or Stock Equivalents or the Stock or Stock Equivalents of any direct or indirect parent now or hereafter outstanding, or set aside any funds for any of the foregoing purposes, or permit any of its Restricted Subsidiaries to purchase or otherwise acquire for consideration (other than in connection with an Investment permitted by Section 10.2.5) any Stock or Stock Equivalents of MRC, now or hereafter outstanding (all of the foregoing “dividends”), provided that, (x) to the extent that a dividend, distribution or any other return of capital pursuant to clause (c) below is funded with a Borrowing hereunder, Excess Availability is not less than $100,000,000 after giving effect to such dividend, distribution or other return of capital and (y) so long as no Default or Event of Default exists or would exist after giving effect thereto:
          (a) MRC may redeem in whole or in part any of its Stock or Stock Equivalents for another class of its Stock or Stock Equivalents or with proceeds from substantially concurrent equity contributions or issuances of new Stock or Stock Equivalents, provided that such new Stock or Stock Equivalents contain terms and provisions at least as advantageous to the Lenders in all respects material to their interests as those contained in the Stock or Stock Equivalents redeemed thereby;
          (b) MRC may (or may make dividends to permit any direct or indirect parent thereof to) repurchase shares of its (or such parent’s) Stock or Stock Equivalents held by officers, directors and employees of MRC and its Subsidiaries, so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements; provided, that the aggregate amount of all cash paid in respect of all such shares so repurchased in any calendar year does not exceed the sum of (i) $10,000,000 plus (ii) all amounts obtained by MRC during such calendar year from the sale of such Stock or Stock Equivalents to other officers, directors and employees of MRC and its Subsidiaries in connection with any permitted compensation and incentive arrangements plus (iii) all amounts obtained from any key-man life insurance policies received during such calendar year; provided further that the aggregate amount permitted by the foregoing proviso with respect to any calendar year commencing with 2012 shall be increased by 100% of the amount of unused share repurchases for the immediately preceding year (such amount, a “carry-over amount”) without giving effect to any carryover amount that was added in such preceding calendar year and assuming any such carry-over amount is utilized first and so long as the aggregate amount of cash paid in respect of all such shares so repurchased in any calendar year does not exceed $20,000,000; and provided still further the aggregate amount of all cash paid in respect of all such shares so repurchased in any calendar year may exceed the aggregate amount permitted by the foregoing provisos if Excess Availability is not less than $100,000,000 after giving effect to such dividend, distribution or other return of capital;
          (c) MRC may pay dividends on its Stock or Stock Equivalents, provided that after giving effect to such payment, either (i) both (A) Excess Availability is greater than the higher of (1) 15% of the Commitments and (2) $125,000,000 and (B) the Pro Forma Consolidated Fixed Charge Coverage Ratio is greater than 1.0 to 1.0 or (ii) Excess Availability is greater than the higher of (A) 20% of the Commitments and (B) $175,000,000, and provided further that the foregoing test shall not apply to any dividends paid with proceeds arising from a Qualified IPO; and
          (d) MRC may pay dividends:
          (i) to its direct or indirect parent in amounts sufficient for any such parent to pay its income tax obligations for so long as MRC or any Restricted Subsidiary is a member of a group filing a consolidated, combined, unitary, affiliated or other similar tax return with such parent; provided the amount of dividends paid under this clause (i) in respect of income tax obligations is limited to the extent such tax liability is directly attributable to the taxable income of MRC or its Subsidiaries (that are included in such consolidated, combined, unitary, affiliated or other similar tax return), determined as if MRC and such Subsidiaries filed a separate consolidated, combined, unitary, affiliated or other similar tax return as a stand-alone group and will be used to pay (or to make dividends to allow any direct or indirect parent to pay), within 30 days of the receipt thereof, the tax liability to each relevant jurisdiction in respect of such consolidated, combined, unitary, affiliated or other similar returns;
          (ii) the proceeds of which shall be used to allow any direct or indirect parent of MRC to pay (A) its operating expenses incurred in the Ordinary Course of Business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the Ordinary Course of Business, in an aggregate amount not to exceed $2,000,000 in any fiscal year of MRC plus any reasonable and customary indemnification claims made by directors or officers of MRC (or any parent thereof) attributable to the ownership or operations of MRC and its Subsidiaries or (B) fees and expenses otherwise (1) due and payable by MRC or any of its Subsidiaries and (2) permitted to be paid by MRC or such Subsidiary under this Agreement;
          (iii) without duplication of clause (i), above, the proceeds of which shall be used to pay franchise taxes and other fees, taxes and expenses required to maintain the corporate existence of any direct or indirect parent of MRC or its Restricted Subsidiaries, within thirty (30) days of the receipt thereof;
          (iv) to any direct or indirect parent of MRC to finance any Investment permitted to be made pursuant to Section 10.2.5; provided that (A) such dividend shall be made substantially concurrently with the closing of such Investment and (B) such parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets, Stock or Stock Equivalents) to be contributed to MRC or its Restricted Subsidiaries or (2) the merger (to the extent permitted in Section 10.2.5) of the Person formed or acquired into MRC or its Restricted Subsidiaries in order to consummate such Permitted Acquisition.

          10.2.7 Limitations on Debt Payments and Amendments.
          (a) Each Borrower will not, and will not permit any Restricted Subsidiary to, prepay, repurchase or redeem or otherwise defease any Subordinated Indebtedness; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing at the date of such prepayment, repurchase, redemption or other defeasance or would result after giving effect thereto, any Borrower or any Restricted Subsidiary may prepay, repurchase or redeem Subordinated Indebtedness if either (A) both (1) Excess Availability is greater than the higher of (x) 15% of the Commitments and (y) $125,000,000 and (2) the Pro Forma Consolidated Fixed Charge Coverage Ratio is greater than 1.0 to 1.0 or (B) Excess Availability is greater than the higher of (1) 20% of the Commitments and (2) $175,000,000, in each case after giving effect to such prepayment, repurchase, redemption or other defeasance, with the proceeds of Subordinated Indebtedness that (A) is permitted by Section 10.2.1(b) (other than Section 10.2.1(b)(xiv)) and (B) has terms not materially less advantageous to the Lenders than those of such Subordinated Indebtedness being refinanced.
          (b) Each Borrower will not waive, amend, modify, terminate or release any Subordinated Indebtedness to the extent that any such waiver, amendment, modification, termination or release would be adverse to the Lenders in any material respect.
          (c) The Initial Canadian Borrower will not, and will not permit any Restricted Subsidiary to, make any payment with respect to the Subordinated Indebtedness covered by the Subordination Agreement except for the discharge of such Subordinated Indebtedness as permitted under the Subordination Agreement.
          10.2.8 Limitations on Sale Leasebacks. Each Borrower will not, and will not permit any Restricted Subsidiary to, enter into or effect any Sale Leasebacks, other than Permitted Sale Leasebacks.
          10.2.9 Changes in Business. The Borrowers and the Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by the Borrowers and the Subsidiaries, taken as a whole, on the Closing Date and other business activities incidental or related to any of the foregoing.
          10.2.10 Burdensome Agreements. Each Borrower will not, and will not permit any Restricted Subsidiary to, enter into or permit to exist any contractual obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is not a Borrower or Guarantor to make dividends to any Borrower or any Guarantor or (b) such Borrower or any Guarantor to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Secured Obligations; provided that the foregoing clauses (a) and (b) shall not apply to contractual obligations which (i)(A) exist on the date hereof and (to the extent not otherwise permitted by this Section 10.2.10) are listed on Schedule 10.2.10 and (B) to the extent contractual obligations permitted by clause (A) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such contractual obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a

Restricted Subsidiary of such Borrower, so long as such contractual obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of such Borrower; (iii) represent Indebtedness of a Restricted Subsidiary of such Borrower which is not a Loan Party which is permitted by Section 10.2.1, (iv) arise in connection with any Disposition permitted by Section 10.2.4, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 10.2.5 and applicable solely to such joint venture entered into in the Ordinary Course of Business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 10.2.1 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 10.2.1 to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of secured Indebtedness incurred pursuant to Section 10.2.1(b)(ix) or Section 10.1.(b)(x) only, to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of such Borrower or any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the Ordinary Course of Business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the Ordinary Course of Business, and (xii) exist under the Senior Secured Notes Indenture or any documentation relating to such debt.
     10.3 Financial Covenants. As long as any Commitments or Obligations are outstanding:
          10.3.1 Consolidated Fixed Charge Coverage Ratio. The Parent and its Subsidiaries shall maintain, as of the last day of each fiscal quarter during the occurrence and continuance of a FCCR Test Event, a Consolidated Fixed Charge Coverage Ratio of at least 1.0 to 1.0 for the Test Period ending on the last day of such fiscal quarter.
SECTION 11. EVENTS OF DEFAULT; REMEDIES ON DEFAULT
     11.1 Events of Default. Upon the occurrence of any of the following specified events (each, an “Event of Default”), if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of law or otherwise:
          11.1.1 Payments. Any Borrower shall (a) default in the payment when due of any principal of the Loans or (b) default in the payment when due of any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Loan Document and, so long as no Cash Dominion Event exists, such default shall continue for five or more days; or
          11.1.2 Representations, etc. Any representation, warranty or statement made or deemed made by any Loan Party herein or in any Security Document or any certificate, statement, report or other document delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          11.1.3 Covenants. Any Loan Party shall:
          (a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 10.1.1(h), Section 10.1.14, Section 10.2 or Section 10.3;
          (b) default in the due performance or observance by it of any term, covenant or agreement contained in Section 10.1.1(f) and such default shall continue unremedied for a period of at least ten (10) Business Days (which period is shortened to four (4) Business Days if an FCCR Test Event is continuing) after the earlier of the date on which a Senior Officer of such Loan Party has knowledge of such default and the date of receipt of written notice by such Loan Party from the Agent or the Required Lenders; or
          (c) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 11.1.1 or 11.1.2 or clauses (a) or (b) of this Section 11.1.3) contained in this Agreement, any Security Document or the Fee Letter and such default shall continue unremedied for a period of at least thirty (30) days after receipt of written notice by such Loan Party from the Agent or the Required Lenders; or
          11.1.4 Default Under Other Agreements. (a) Any of the Borrowers or any of the Restricted Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) in excess of $30,000,000 in the aggregate, for such Borrowers and such Restricted Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (other than, with respect to Indebtedness consisting of any Hedge Agreements, termination events or equivalent events pursuant to the terms of such Hedge Agreements), the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity; or (b) without limiting the provisions of clause (a) above, any such Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (and, with respect to Indebtedness consisting of any Hedge Agreements, other than due to a termination event or equivalent event pursuant to the terms of such Hedge Agreements), prior to the stated maturity thereof; or
          11.1.5 Bankruptcy, etc. (a) Any Borrower or any Specified Subsidiary shall commence a voluntary Insolvency Proceeding (b) any Foreign Subsidiary that is a Specified Subsidiary, shall commence a voluntary case, proceeding or action under domestic or foreign law relating to bankruptcy, judicial management, insolvency reorganization or relief of debtors legislation of its jurisdiction of incorporation, in each case as now or hereafter in effect, or any successor thereto, (c) an involuntary Insolvency Proceeding is commenced against any Borrower or any Specified Subsidiary and the petition is not controverted within 10 days after commencement thereof; (d) an involuntary Insolvency Proceeding is commenced against any Borrower or any Specified Subsidiary and the petition is not dismissed within 60 days after commencement thereof; (e) a Creditor Representative or similar Person is appointed for, or takes charge of, all or substantially all of the property of any Borrower or any Specified Subsidiary; (f)

any Borrower or any Specified Subsidiary commences any other proceeding or action under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Borrower or any Specified Subsidiary; (g) there is commenced against any Borrower or any Specified Subsidiary any such proceeding or action that remains undismissed for a period of 60 days; (h) any Borrower or any Specified Subsidiary is adjudicated insolvent or bankrupt; (i) any order of relief or other order approving any such case or proceeding or action is entered; (j) any Borrower or any Specified Subsidiary suffers any appointment of any Creditor Representative or the like for it or any substantial part of its Property to continue undischarged or unstayed for a period of 60 days; (k) any Borrower or any Specified Subsidiary makes a general assignment for the benefit of creditors; (l) any corporate action is taken by any Borrower or any Specified Subsidiary for the purpose of effecting any of the foregoing; or
          11.1.6 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code; any Plan is or shall have been terminated or is the subject of termination proceedings under ERISA (including the giving of written notice thereof); an event shall have occurred or a condition shall exist in either case entitling the PBGC to terminate any Plan or to appoint a trustee to administer any Plan (including the giving of written notice thereof); any Plan shall have an accumulated funding deficiency (whether or not waived); any Borrower or any Subsidiary or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code (including the giving of written notice thereof); (b) there could result from any event or events set forth in clause (a) of this Section 11.1.6 the imposition of a lien, the granting of a security interest, or a liability, or the reasonable likelihood of incurring a lien, security interest or liability; and (c) such lien, security interest or liability will or would be reasonably likely to have a Material Adverse Effect; or
          11.1.7 Canadian Pension Plan. (a) A Termination Event shall occur or any Canadian Multi-Employer Plan shall be terminated, in each case, in circumstances which would result or could reasonably be expected to result in a Canadian Facility Loan Party being required to make a contribution to or in respect of a Canadian Pension Plan or a Canadian Multi-Employer Plan or results in the appointment, by FSCO, of an administrator to wind up a Canadian Pension Plan, (b) any Canadian Domiciled Loan Party is in default with respect to any required contributions to a Canadian Pension Plan; or (c) any Lien arises (save for contribution amounts not yet due) in connection with any Canadian Pension Plan, provided the events set forth in clauses (a), (b) and (c), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect (it being acknowledged that, for purposes of this Section, funding deficiencies and other benefit liabilities existing as of the Closing Date shall be included in the determination of whether a Material Adverse Effect has occurred or exists); or
          11.1.8 Guarantee. Any Guarantee provided by any Material Subsidiary or any material provision thereof shall cease to be in full force or effect or any such Guarantor thereunder or any Loan Party shall deny or disaffirm in writing any such Guarantor’s obligations under the Guarantee (or any of the foregoing shall occur with respect to a Guarantee provided by a Subsidiary that is not a Material Subsidiary and shall continue unremedied for a period of at least 5 Business Days after receipt of written notice to the Loan Party Agent from the Agent or the Required Lenders); or
          11.1.9 Security Documents. Any Security Document pursuant to which the assets of any Borrower or any Material Subsidiary are pledged as Collateral or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof or as a result of acts or omissions of the Agent or any Lender) or any grantor thereunder or any Loan Party shall deny or disaffirm in writing any grantor’s obligations under such Security Document (or any of the foregoing shall occur with respect to Collateral provided by a Subsidiary that is not a Material Subsidiary and shall continue unremedied for a period of at least 5 Business Days after receipt of written notice to the Loan Party Agent from the Agent or the Required Lenders); or
          11.1.10 Judgments. One or more judgments or decrees shall be entered against any Borrower or any of the Restricted Subsidiaries involving a liability of $30,000,000 or more in the aggregate for all such judgments and decrees for the Borrowers and the Restricted Subsidiaries (to the extent not paid or fully covered by insurance provided by a carrier not disputing coverage) and any such judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or
          11.1.11 Change of Control. A Change of Control shall occur; or
          11.1.12 Intercreditor; Subordination. The Intercreditor Agreement shall be invalidated or otherwise cease to constitute the legal, valid and binding obligations of the Senior Secured Notes Secured Parties (as defined therein) and the Subordinated Lien Secured Parties (as defined therein), enforceable in accordance with its terms or the subordination provisions of any document or instrument evidencing any Permitted Additional Debt or other Subordinated Indebtedness having a principal amount in excess of $15,000,000 that are subordinated shall be invalidated or otherwise cease to be legal, valid and binding obligations of the holders of such Permitted Additional Debt or other Subordinated Indebtedness, enforceable in accordance with their terms;
then, (1) upon the occurrence of any Event of Default described in Section 11.1.5, automatically, and (2) upon the occurrence of any other Event of Default, at the request of (or with the consent of) Required Lenders, upon notice to the Borrowers by the Agent, (A) the Commitment of each Lender and the obligation of any Fronting Bank to issue any Letter of Credit shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Loan Party: (I) the unpaid principal amount of and accrued interest on the Loans, (II) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letters of Credit), and (III) all other Obligations; provided, the foregoing shall not affect in any way the obligations of Lenders under Section 2.2.2 or 2.2.5; (C) the Agent may enforce any and all Liens and security interests created pursuant to Security Documents; and (D) the Agent shall direct the Borrowers to pay (and each Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of

Default specified in Section 11.1.5 to pay) to the Agent such additional amounts of cash as reasonably requested by any Fronting Bank, to be held as security for the Borrowers’ reimbursement Obligations in respect of Letters of Credit then outstanding.
     11.2 License. Agent is hereby granted an irrevocable (during the continuance of an Event of Default), non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Loan Party) any or all intellectual property of Loan Parties, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral. Each Loan Party’s rights and interests under intellectual property shall inure to Agent’s benefit.
     11.3 Setoff. At any time during the continuation of an Event of Default, each of the Agent, any Fronting Bank, any Lender, and any of their Affiliates is authorized, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Agent, Fronting Bank, such Lender or such Affiliate to or for the credit or the account of a Loan Party against any Obligations, irrespective of whether or not the Agent, such Fronting Bank, such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or are owed to a branch or office of the Agent, such Fronting Bank, such Lender or such Affiliate different from the branch or office holding such deposit or obligated on such indebtedness. The rights of the Agent, each Fronting Bank, each Lender and each such Affiliate under this Section 11.3 are in addition to other rights and remedies (including other rights of setoff) that such Person may have.
     11.4 Remedies Cumulative; No Waiver.
          11.4.1 Cumulative Rights. All agreements, warranties, guaranties, indemnities and other undertakings of Loan Parties under the Credit Documents are cumulative and not in derogation of each other. The rights and remedies of the Agent and Lenders are cumulative, may be exercised at any time and from time to time, concurrently or in any order, and are not exclusive of any other rights or remedies available by agreement, by law, at equity or otherwise. All such rights and remedies shall continue in full force and effect until Full Payment of all Obligations.
          11.4.2 Waivers. No waiver or course of dealing shall be established by (a) the failure or delay of the Agent or any Lender to require strict performance by Loan Parties with any terms of the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise; (b) the making of any Loan or issuance of any Letter of Credit during a Default, Event of Default or other failure to satisfy any conditions precedent; or (c) acceptance by the Agent or any Lender of any payment or performance by a Loan Party under any Loan Documents in a manner other than that specified therein. It is expressly acknowledged by Loan Parties that any failure to satisfy a financial covenant on a measurement date shall not be cured or remedied by satisfaction of such covenant on a subsequent date.

     11.5 Judgment Currency. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Agreement in Dollars or in any other currency (hereinafter in this Section 11.5 called the “first currency”) into any other currency (hereinafter in this Section 11.5 called the “second currency”), then the conversion shall be made at the Agent’s spot rate of exchange for buying the first currency with the second currency prevailing at the Agent’s close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made by an Loan Party to any Credit Party pursuant to this Agreement in the second currency shall constitute a discharge of the obligations of any applicable Loan Parties to pay to such Credit Party any amount originally due to the Credit Party in the first currency under this Agreement only to the extent of the amount of the first currency which such Credit Party is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with such Credit Party’s normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to such Credit Party in the first currency under this Agreement, Loan Parties agree that they will indemnify each Credit Party against and save such Credit Party harmless from any shortfall so arising. This indemnity shall constitute an obligation of each such Loan Party separate and independent from the other obligations contained in this Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to any Credit Party under any Loan Documents or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by such Credit Party and Loan Parties shall not be entitled to require any proof or evidence of any actual loss. If the amount of the first currency exceeds the amount originally due to a Credit Party in the first currency under this Agreement, such Credit Party shall promptly remit such excess to Loan Parties. The covenants contained in this Section 11.5 shall survive the Full Payment of the Obligations under this Agreement.
SECTION 12. AGENT
     12.1 Appointment, Authority and Duties of Agent.
          12.1.1 Appointment and Authority.
          (a) Each Secured Party appoints and designates Bank of America as the Agent under all Loan Documents. The Agent may, and each Secured Party authorizes the Agent to, enter into all Loan Documents to which the Agent is intended to be a party and accept all Security Documents, for the Agent’s benefit and the Pro Rata benefit of the Secured Parties. Each Secured Party agrees that any action taken by the Agent, Required Borrower Group Lenders or Required Lenders in accordance with the provisions of the Loan Documents, and the exercise by the Agent or Required Lenders of any rights or remedies set forth therein, together with all other powers reasonably incidental thereto, shall be authorized by and binding upon all Secured Parties. Without limiting the generality of the foregoing, the Agent shall have the sole and exclusive authority to (i) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with the Loan Documents; (ii) execute and deliver as the Agent each Loan Document, including any intercreditor or subordination agreement (or joinder thereto), and accept delivery of each Loan Document from any Loan Party or other Person; (iii) act as collateral agent for Secured Parties for purposes of perfecting and administering Liens under the Loan Documents, and for all other purposes stated therein; (iv) manage, supervise or otherwise deal with Collateral; and (v) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any Collateral under the Loan Documents, Applicable Law or otherwise. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have a fiduciary relationship with any Secured Party, Participant or other Person, by reason of any Loan Document or any transaction relating thereto. The Agent alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory, whether to impose or release any reserve, or whether any conditions to funding or to issuance of a Letter of Credit have been satisfied, which determinations and judgments, if exercised in good faith, shall exonerate the Agent from liability to any Lender or other Person for any error in judgment.
          (b) For the purposes of creating a solidarité active in accordance with Article 1541 of the Civil Code of Québec between each Secured Party, taken individually, on the one hand, and the Agent, on the other hand, each Loan Party and each such Secured Party acknowledge and agree with the Agent that such Secured Party and the Agent are hereby conferred the legal status of solidary creditors of each such Loan Party in respect of all Obligations owed by each such Loan Party to the Agent and such Secured Party hereunder and under the other Loan Documents (collectively, the “Solidary Claim”) and that, accordingly, but subject (for the avoidance of doubt) to Article 1542 of the Civil Code of Québec, each such Loan Party is irrevocably bound towards the Agent and each Secured Party in respect of the entire Solidary Claim of the Agent and such Secured Party. As a result of the foregoing, the parties hereto acknowledge that the Agent and each Secured Party shall at all times have a valid and effective right of action for the entire Solidary Claim of the Agent and such Secured Party and the right to give full acquittance for it. Accordingly, and without limiting the generality of the foregoing, the Agent, as solidary creditor with each Secured Party, shall at all times have a valid and effective right of action in respect of the Solidary Claim and the right to give a full acquittance for same. By its execution of the Loan Documents to which it is a party, each such Loan Party not a party hereto shall also be deemed to have accepted the stipulations hereinabove provided. The parties further agree and acknowledge that such Liens (hypothecs) under the Security Documents and the other Loan Documents shall be granted to the Agent, for its own benefit and for the benefit of the Secured Parties, as solidary creditor as hereinabove set forth.
          12.1.2 Duties. The Agent shall not have any duties except those expressly set forth in the Loan Documents. The conferral upon the Agent of any right shall not imply a duty to exercise such right, unless instructed to do so by Lenders in accordance with this Agreement.
          12.1.3 Agent Professionals. The Agent may perform its duties through agents and employees. The Agent may consult with and employ Agent Professionals, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by an Agent Professional. The Agent shall not be responsible for the negligence or misconduct of any agents, employees or Agent Professionals selected by it with reasonable care.
          12.1.4 Instructions of Required Lenders. The rights and remedies conferred upon the Agent under the Loan Documents may be exercised without the necessity of joinder of any other party, unless required by Applicable Law. The Agent may request instructions from Required Lenders, Required Borrower Group Lenders or other Secured Parties with respect to any act (including the failure to act) in connection with any Loan Documents, and may seek assurances to its satisfaction from the Secured Parties of their indemnification obligations against all Claims that could be incurred by the Agent in connection with any act. The Agent shall be entitled to refrain from any act until it has received such instructions or assurances, and the Agent shall not incur liability to any Person by reason of so refraining. Instructions of Required Lenders or Required Borrower Group Lenders shall be binding upon all Secured Parties, and no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting in accordance with the instructions of Required Lenders or Required Borrower Group Lenders. Notwithstanding the foregoing, instructions by and consent of specific parties shall be required to the extent provided in Section 14.1.1. In no event shall the Agent be required to take any action that, in its opinion, is contrary to Applicable Law or any Loan Documents or could subject any Agent Indemnitee to personal liability.
     12.2 Agreements Regarding Collateral and Field Examination Reports.
          12.2.1 Lien Releases; Care of Collateral.
          (a) Canadian Facility Secured Parties authorize the Agent to release any Lien with respect to any Canadian Facility Collateral (i) upon Full Payment of the Canadian Facility Obligations; (ii) that the Loan Party Agent certifies in writing to the Agent is permitted under Section 10.2.4 or a Lien which Loan Party Agent certifies is permitted under Section 10.2.2 and entitled to priority over the Agent’s Liens (and the Agent may rely conclusively on any such certificate without further inquiry); (iii) that does not constitute a material part of the Canadian Facility Collateral; or (iv) with the written consent of all Canadian Lenders.
          (b) U.S. Facility Secured Parties authorize the Agent to release any Lien with respect to any U.S. Facility Collateral (i) upon Full Payment of the U.S. Facility Obligations; (ii) that the Loan Party Agent certifies in writing to the Agent is permitted under Section 10.2.4 or a Lien which Loan Party Agent certifies is permitted to be sold under Section 10.2.2 and entitled to priority over the Agent’s Liens (and the Agent may rely conclusively on any such certificate without further inquiry); (iii) that does not constitute a material part of the U.S. Facility Collateral; or (iv) with the written consent of all U.S. Lenders.
          (c) The Agent shall have no obligation to assure that any Collateral exists or is owned by a Loan Party, or is cared for, protected or insured, nor to assure that the Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral.
          12.2.2 Possession of Collateral.
          (a) The Agent and Canadian Facility Secured Parties appoint each Canadian Lender as agent (for the benefit of Canadian Facility Secured Parties) for the purpose of perfecting Liens in any Canadian Facility Collateral held or controlled by such Canadian Lender, to the extent such Liens are perfected by possession or control.

          (b) The Agent and U.S. Facility Secured Parties appoint each U.S. Lender as agent (for the benefit of U.S. Facility Secured Parties) for the purpose of perfecting Liens in any U.S. Facility Collateral held or controlled by such U.S. Lender, to the extent such Liens are perfected by possession or control.
          (c) If any Lender obtains possession or control of any Collateral, it shall notify the Agent thereof and, promptly upon the Agent’s request, deliver such Collateral to the Agent or otherwise deal with it in accordance with the Agent’s instructions.
          12.2.3 Reports. The Agent shall promptly forward to each Applicable Lender, when complete, copies of any field audit, examination or appraisal report prepared by or for the Agent with respect to any Loan Party or Collateral (“Report”). Each Lender agrees (a) that neither Bank of America nor the Agent makes any representation or warranty as to the accuracy or completeness of any Report, and shall not be liable for any information contained in or omitted from any Report; (b) that the Reports are not intended to be comprehensive audits or examinations, and that the Agent or any other Person performing any audit or examination will inspect only specific information regarding Obligations or the Collateral and will rely significantly upon the applicable Loan Parties’ books and records as well as upon representations of the applicable Loan Parties’ officers and employees; and (c) to keep all Reports confidential and strictly for such Lender’s internal use, and not to distribute any Report (or the contents thereof) to any Person (except to such Lender’s Participants, attorneys and accountants) or use any Report in any manner other than administration of the Loans and other Obligations. Each Lender shall indemnify and hold harmless the Agent and any other Person preparing a Report from any action such Lender may take as a result of or any conclusion it may draw from any Report, as well as from any Claims arising as a direct or indirect result of the Agent furnishing a Report to such Lender.
     12.3 Reliance By Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice or other communication (including those by telephone, telex, telegram, telecopy or e-mail) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and upon the advice and statements of Agent Professionals. The Agent shall have a reasonable and practicable amount of time to act upon any instruction, notice or other communication under any Loan Document, and shall not be liable for any delay in acting.
     12.4 Action Upon Default. The Agent shall not be deemed to have knowledge of any Default or Event of Default, or of any failure to satisfy any conditions in Section 6, unless it has received written notice from a the Loan Party Agent, Required Lenders or Required Borrower Group Lenders specifying the occurrence and nature thereof. If any Lender acquires knowledge of a Default, Event of Default or of such conditions, it shall promptly notify the Agent and the other Lenders thereof in writing. Each Secured Party agrees that, except as otherwise provided in any Credit Documents or with the written consent of the Agent and Required Lenders, it will not take any Enforcement Action, accelerate Obligations (other than Secured Bank Product Obligations), or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC or PPSA sales or other similar dispositions of Collateral or to assert any rights relating to any Collateral.

     12.5 Ratable Sharing. If any Lender shall obtain any payment or reduction of any Obligation, whether through set-off or otherwise, in excess of its share of such Obligation, determined on a Pro Rata basis or in accordance with Section 5.5.1, as applicable, such Lender shall forthwith purchase from the Agent, any Fronting Bank and the other Applicable Lenders such participations in the affected Obligation as are necessary to cause the purchasing Lender to share the excess payment or reduction on a Pro Rata basis or in accordance with Section 5.5.1, as applicable. If any of such payment or reduction is thereafter recovered from the purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, if a Defaulting Lender obtains a payment or reduction of any Obligation, it shall immediately turn over the amount thereof to the Agent for application under Section 4.2 and it shall provide a written statement to the Agent describing the Obligation affected by such payment or reduction. No Lender shall setoff against any Dominion Account without the prior consent of the Agent.
     12.6 Indemnification of Agent Indemnitees. EACH LENDER SHALL INDEMNIFY AND HOLD HARMLESS AGENT INDEMNITEES, TO THE EXTENT NOT REIMBURSED BY LOAN PARTIES (BUT WITHOUT LIMITING THE INDEMNIFICATION OBLIGATIONS OF LOAN PARTIES UNDER ANY CREDIT DOCUMENTS), ON A PRO RATA BASIS, AGAINST ALL CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY SUCH AGENT INDEMNITEE, PROVIDED THE ANY CLAIM AGAINST AN AGENT INDEMNITEE RELATES TO OR ARISES FROM ITS ACTING AS OR FOR THE AGENT (IN THE CAPACITY OF THE AGENT). In no event shall any Lender have any obligation hereunder to indemnify or hold harmless an Agent Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Agent Indemnitee. In the Agent’s discretion, it may reserve for any Claims made against an Agent Indemnitee, and may satisfy any judgment, order or settlement relating thereto, from proceeds of Collateral prior to making any distribution of Collateral proceeds to the Secured Parties. If the Agent is sued by any Creditor Representative, debtor-in-possession or other Person for any alleged preference or fraudulent transfer, then any monies paid by the Agent in settlement or satisfaction of such proceeding, together with all interest, costs and expenses (including attorneys’ fees) incurred in the defense of same, shall be promptly reimbursed to the Agent by each Lender to the extent of its Pro Rata share.
     12.7 Limitation on Responsibilities of Agent. The Agent shall not be liable to any Secured Party for any action taken or omitted to be taken under the Credit Documents, except for losses directly and solely caused by the Agent’s gross negligence or willful misconduct. The Agent does not assume any responsibility for any failure or delay in performance or any breach by any Loan Party, Lender or other Secured Party of any obligations under the Credit Documents. The Agent does not make any express or implied warranty, representation or guarantee to the Secured Parties with respect to any Obligations, Collateral, Credit Documents or Loan Party. No Agent Indemnitee shall be responsible to the Secured Parties for any recitals, statements, information, representations or warranties contained in any Credit Documents; the execution, validity, genuineness, effectiveness or enforceability of any Credit Documents; the genuineness, enforceability, collectability, value, sufficiency, location or existence of any Collateral, or the validity, extent, perfection or priority of any Lien therein; the validity, enforceability or collectability of any Obligations; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Loan Party or Account Debtor. No Agent Indemnitee shall have any obligation to any Secured Party to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Loan Party of any terms of the Credit Documents, or the satisfaction of any conditions precedent contained in any Credit Documents.
     12.8 Successor Agent and Co-Agents.
          12.8.1 Resignation; Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving at least 30 days written notice thereof to Lenders and Loan Party Agent Upon receipt of such notice, Required Lenders shall have the right to appoint a successor Agent which shall be (a) a U.S. Lender or an Affiliate of a U.S. Lender; or (b) a commercial bank that is organized under the laws of the United States or any state or district thereof, has a combined capital surplus of at least $200,000,000 and (provided no Event of Default exists) is reasonably acceptable to Loan Party Agent. Upon acceptance by a successor Agent of an appointment to serve as the Agent hereunder, or upon appointment of Required Lenders as successor Agent, such successor Agent shall thereupon succeed to and become vested with all the powers and duties of the retiring Agent without further act, and the retiring Agent shall be discharged from its duties and obligations hereunder but shall continue to have the benefits of the indemnification set forth in Sections 12.6 and 14.2. Notwithstanding any Agent’s resignation, the provisions of this Section 12 shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while the Agent. Any successor to Bank of America by merger or acquisition of stock or this loan shall continue to be the Agent hereunder without further act on the part of the parties hereto, unless such successor resigns as provided above.
          12.8.2 Separate Collateral Agent. It is the intent of the parties that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business in any jurisdiction. If the Agent believes that it may be limited in the exercise of any rights or remedies under the Credit Documents due to any Applicable Law, the Agent may appoint an additional Person who is not so limited, as a separate collateral agent or co-collateral agent. If the Agent so appoints a collateral agent or co-collateral agent, each right and remedy intended to be available to the Agent under the Credit Documents shall also be vested in such separate agent. The Secured Parties shall execute and deliver such documents as the Agent deems appropriate to vest any rights or remedies in such agent. If any collateral agent or co-collateral agent shall die or dissolve, become incapable of acting, resign or be removed, then all the rights and remedies of such agent, to the extent permitted by Applicable Law, shall vest in and be exercised by the Agent until appointment of a new agent.
     12.9 Due Diligence and Non-Reliance. Each Lender acknowledges and agrees that it has, independently and without reliance upon the Agent or any other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Loan Party and its own decision to enter into this Agreement and to fund Loans and participate in LC Obligations hereunder. Each Secured Party has made such inquiries as it deems necessary concerning the Credit Documents, the Collateral and each Loan Party. Each Secured Party further acknowledges and agrees that the other Secured Parties and the Agent have made no representations or warranties concerning any Loan Party, any Collateral or the legality, validity, sufficiency or enforceability of any Credit Documents or Obligations. Each Secured Party will, independently and without reliance upon any other Secured Party or the Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and participating in LC Obligations, and in taking or refraining from any action under any Credit Documents. Except for notices, reports and other information expressly requested by a Lender, the Agent shall have no duty or responsibility to provide any Secured Party with any notices, reports or certificates furnished to the Agent by any Loan Party or any credit or other information concerning the affairs, financial condition, business or Properties of any Loan Party (or any of its Affiliates) which may come into possession of the Agent or any of Agent’s Affiliates.
     12.10 Remittance of Payments and Collections.
          12.10.1 Remittances Generally. All payments by any Lender to the Agent shall be made by the time and on the day set forth in this Agreement, in immediately available funds. If no time for payment is specified or if payment is due on demand by the Agent and request for payment is made by the Agent by 11:00 a.m. on a Business Day, payment shall be made by Lender not later than 2:00 p.m. on such day, and if request is made after 11:00 a.m., then payment shall be made by 11:00 a.m. on the next Business Day. Payment by the Agent to any Secured Party shall be made by wire transfer, in the type of funds received by the Agent. Any such payment shall be subject to the Agent’s right of offset for any amounts due from such payee under the Loan Documents.
          12.10.2 Failure to Pay. If any Secured Party fails to pay any amount when due by it to the Agent pursuant to the terms hereof, such amount shall bear interest from the due date until paid at the rate determined by the Agent as customary in the banking industry for interbank compensation. In no event shall Loan Parties be entitled to receive credit for any interest paid by a Secured Party to the Agent, nor shall any Defaulting Lender be entitled to interest on any amounts held by Agent pursuant to Section 4.2.
          12.10.3 Recovery of Payments. If the Agent pays any amount to a Secured Party in the expectation that a related payment will be received by the Agent from a Loan Party and such related payment is not received, then Agent may recover such amount from each Secured Party that received it. If the Agent determines at any time that an amount received under any Loan Document must be returned to a Loan Party or paid to any other Person pursuant to Applicable Law or otherwise, then, notwithstanding any other term of any Loan Document, the Agent shall not be required to distribute such amount to any Lender. If any amounts received and applied by the Agent to any Obligations are later required to be returned by the Agent pursuant to Applicable Law, each Lender shall pay to the Agent, on demand, such Lender’s Pro Rata share of the amounts required to be returned.
     12.11 Agent in its Individual Capacity. As a Lender, Bank of America shall have the same rights and remedies under the other Credit Documents as any other Lender, and the terms “Lenders,” “Required Lenders”, “Required Borrower Group Lenders” or any similar term shall include Bank of America in its capacity as a Lender. Each of Bank of America and its Affiliates may accept deposits from, lend money to, provide Bank Products to, act as financial or other advisor to, and generally engage in any kind of business with, the Loan Parties and their

Affiliates, as if Bank of America was not Agent hereunder, without any duty to account therefor to Lenders. In their individual capacities, Bank of America and its Affiliates may receive information regarding the Loan Parties, their Affiliates and their Account Debtors (including information subject to confidentiality obligations), and each Secured Party agrees that Bank of America and its Affiliates shall be under no obligation to provide such information to any Secured Party, if acquired in such individual capacity.
     12.12 Agent Titles. Each Lender, other than Bank of America, that is designated (on the cover page of this Agreement or otherwise) by Bank of America as an “Agent” or “Arranger” of any type shall not have any right, power, responsibility or duty under any Loan Documents other than those applicable to all Lenders, and shall in no event be deemed to have any fiduciary relationship with any other Lender.
     12.13 Bank Product Providers. Each Secured Bank Product Provider that is not a Lender, by delivery of a joinder agreement in form and substance reasonably satisfactory to Agent and Loan Party Agent, or as otherwise agreed by Agent and Loan Party Agent, shall agree to be bound by Section 5.5 and this Section 12. Each Secured Bank Product Provider shall indemnify and hold harmless Agent Indemnitees, to the extent not reimbursed by Loan Parties, against all Claims that may be incurred by or asserted against any Agent Indemnitee in connection with such provider’s Secured Bank Product Obligations (except those Claims determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Agent Indemnitee).
     12.14 No Third Party Beneficiaries. This Section 12 is an agreement solely among the Secured Parties and the Agent, and shall survive Full Payment of the Obligations. This Section 12 does not confer any rights or benefits upon Loan Parties or any other Person. As between Loan Parties and the Agent, any action that the Agent may take under any Credit Documents or with respect to any Obligations shall be conclusively presumed to have been authorized and directed by the Secured Parties.
SECTION 13. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS
     13.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Loan Parties, the Agent, Secured Parties, and their respective successors and assigns, except that (a) no Loan Party shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3. The Agent may treat the Person which made any Loan as the owner thereof for all purposes until such Person makes an assignment in accordance with Section 13.3. Any authorization or consent of a Lender shall be conclusive and binding on any subsequent transferee or assignee of such Lender. The Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and Fronting Banks, and the Commitments of, and principal amounts (and stated interest) of the Loans, Letters of Credit and other obligations owing to, each Lender or Fronting Bank pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error (provided, that a failure to make any such recordation, or any error in such recordation, shall not affect the Borrowers’ obligations in respect of such Loans, Letters of Credit or other obligations), and the Borrowers, the Agent, the Lenders and the Fronting Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the owner of the Commitments, Loans, Letters of Credit and other obligations recorded in the Register as owing to such Person, for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Lender or Fronting Bank, at any reasonable time and from time to time upon reasonable prior notice.
     13.2 Participations.
          13.2.1 Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to a financial institution (“Participant”) a participating interest in the rights and obligations of such Lender under any Loan Documents. Despite any sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for performance of such obligations, such Lender shall remain the holder of its Loans and Borrower Group Commitments for all purposes, all amounts payable by Loan Parties within the applicable Loan Party Group shall be determined as if such Lender had not sold such participating interests, and Loan Parties within the applicable Loan Party Group and the Agent shall continue to deal solely and directly with such Lender in connection with the Loan Documents. Each Lender shall be solely responsible for notifying its Participants of any matters under the Loan Documents, and the Agent and the other Lenders shall not have any obligation or liability to any such Participant. A Participant of U.S. Facility Obligations or Canadian Facility Obligations that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.8 unless Loan Party Agent agrees otherwise in writing. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the applicable Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans, Letters of Credit or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
          13.2.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, waiver or other modification of any Loan Documents other than that which forgives principal, interest or fees, reduces the stated interest rate or fees payable with respect to any Loan or Borrower Group Commitment in which such Participant has an interest, postpones the Canadian Revolver Commitment Termination Date, the U.S. Facility Revolver Commitment Termination Date or the Swingline Commitment Termination Date, as applicable, or any date fixed for any regularly scheduled payment of principal, interest or fees on such Loan or Commitment, or releases any Loan Party, Guarantor or substantial portion of the Collateral.
          13.2.3 Benefit of Set-Off. Loan Parties agree that each Participant shall have a right of set-off in respect of its participating interest to the same extent as if such interest were owing directly to a Lender, and each Lender shall also retain the right of set-off with respect to any participating interests sold by it. By exercising any right of set-off, a Participant agrees to share with Lenders all amounts received through its set-off, in accordance with Section 12.5 as if such Participant were a Lender.
     13.3 Assignments.
          13.3.1 Permitted Assignments. Subject to Section 13.3.3 below, a Lender may assign to an Eligible Assignee any of its rights and obligations under the Loan Documents, as long as (a) each assignment is of a constant, and not a varying, percentage of the transferor Lender’s rights and obligations under the Loan Documents (unless otherwise agreed by the Agent) and, in the case of a partial assignment, is in a minimum principal amount of $5,000,000 or Cdn$5,000,000, as applicable (unless otherwise agreed by the Agent in its discretion), and integral multiples of $1,000,000 or Cdn$1,000,000, as applicable, in excess of that amount; (b) except in the case of an assignment in whole of a Lender’s rights and obligations, the aggregate amount of the Commitments retained by the transferor Lender is at least $5,000,000 or Cdn$5,000,000, as applicable (unless otherwise agreed by the Agent in its discretion); and (c) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording, an Assignment and Acceptance. Nothing herein shall limit the right of a Lender to pledge or assign any rights under the Loan Documents to (i) any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, or (ii) counterparties to swap agreements relating to any Loans; provided, however, (i) such Lender shall remain the holder of its Loans and owner of its interest in any Letter of Credit for all purposes hereunder, (ii) Borrowers, the Agent, the other Lenders and Fronting Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, (iii) any payment by Loan Parties to the assigning Lender in respect of any Obligations assigned as described in this sentence shall satisfy Loan Parties’ obligations hereunder to the extent of such payment, and no such assignment shall release the assigning Lender from its obligations hereunder.
          13.3.2 Effect; Effective Date. Upon delivery to the Agent of an assignment notice in the form of Exhibit A-2 and a processing fee of $3,500 (unless otherwise agreed by the Agent in its discretion), the assignment shall become effective as specified in the notice, if it complies with this Section 13.3.2. From such effective date, the Eligible Assignee shall for all purposes be a Lender under the Loan Documents, and shall have all rights and obligations of a Lender thereunder. Upon consummation of an assignment, the transferor Lender, the Agent and Loan Parties shall make appropriate arrangements for issuance of replacement and/or new Notes, as applicable. The transferee Lender shall comply with Section 5.9 and deliver, upon request, an administrative questionnaire satisfactory to Agent.

          13.3.3 Certain Assignees. No assignment or participation may be made to any Borrower, Affiliate of any Borrower, Defaulting Lender or natural person except as described in Schedule 13.3.3. In connection with any assignment by a Defaulting Lender, such assignment shall be effective only upon payment by the Eligible Assignee or Defaulting Lender to the Agent of an aggregate amount sufficient, upon distribution (through direct payment, purchases of participations or other compensating actions as the Agent deems appropriate), (a) to satisfy all funding and payment liabilities then owing by the Defaulting Lender hereunder, and (b) to acquire its Pro Rata share of all Loans and LC Obligations. If an assignment by a Defaulting Lender shall become effective under Applicable Law for any reason without compliance with the foregoing sentence, then the assignee shall be deemed a Defaulting Lender for all purposes until such compliance occurs.
          13.3.4 Replacement of Certain Lenders. If (x) a Lender (a) fails to give its consent to any amendment, waiver or action for which consent of all Lenders was required and Required Lenders consented, (b) is a Defaulting Lender, or (c) gives a notice under Section 3.5 or requests compensation under Section 3.7, or (y) if any Borrower is required to pay additional amounts with respect to a Lender under Section 5.8, then, in addition to any other rights and remedies that any Person may have, the Agent or Loan Party Agent may, by notice to such Lender within 120 days after such event, require such Lender to assign all of its rights and obligations under the Loan Documents to one or more Eligible Assignees, pursuant to appropriate Assignment and Acceptances, within 20 days after the notice. The Agent is irrevocably appointed as attorney-in-fact to execute any such Assignment and Acceptance if the Lender fails to execute it. Such Lender shall be entitled to receive, in cash, concurrently with such assignment, all amounts owed to it under the Loan Documents at par, including all principal, interest and fees through the date of assignment (but excluding any prepayment charge).
SECTION 14. MISCELLANEOUS
     14.1 Consents, Amendments and Waivers.
          14.1.1 Amendment. No modification of any Loan Document, including any extension or amendment of a Loan Document or any waiver of a Default or Event of Default, shall be effective without the prior written agreement of the Agent (with the consent of Required Lenders) and each Loan Party party to such Loan Document; provided, however, that:
          (a) without the prior written consent of the Agent, no modification shall be effective with respect to any provision in a Loan Document that relates to any rights, duties or discretion of the Agent;
          (b) (i) without the prior written consent of each U.S. Fronting Bank, no modification shall be effective with respect to any U.S. LC Obligations or Sections 2.2.1, 2.2.2 or 2.2.3 or any other provision in a Loan Document that relates to any rights, duties or discretion of any U.S. Fronting Bank and (ii) without the prior written consent of Canadian Fronting Bank, no modification shall be effective with respect to any Canadian LC Obligations or Sections 2.2.4, 2.2.5 or 2.2.6 or any other provision in a Loan Document that relates to any rights, duties or discretion of Canadian Fronting Bank;

          (c) without the prior written consent of each affected Lender, including a Defaulting Lender, no modification shall be effective that would (i) increase the Borrower Group Commitment of such Lender; (ii) reduce the amount of, or waive or delay payment of, any principal, interest or fees payable to such Lender (except as provided in Section 4.2); or (iii) increase the aggregate amount of all Commitments other than as provided in Section 2.1.7;
          (d) without the prior written consent of all Lenders (except any Defaulting Lender as provided in Section 4.2), no modification shall be effective that would (i) extend the U.S. Revolver Commitment Termination Date, the Canadian Revolver Commitment Termination Date, the Swingline Commitment Termination Date or Facility Termination Date; (ii) alter Section 5.5 or 7.1 (except to add Collateral); (iii) amend the definitions of Pro Rata, Required Lenders, Required Borrower Group Lenders, Super-Majority Borrower Group Lenders or Super-Majority Lenders; (iv) amend this Section 14.1.1; or (v) increase the Maximum Facility Amount;
          (e) without the prior written consent of the Super-Majority Borrower Group Lenders having commitments to a Borrower Group, no amendment or waiver shall be effective that would (i) with respect to Lenders having Borrower Group Commitments to the Canadian Borrowers, (A) amend the definitions of Canadian Borrowing Base or Total Canadian Borrowing Base (and the defined terms used in such definition) if the effect of such amendment is to increase the advance rates contained therein, to make more credit available or to add new types of Collateral thereunder, (B) increase the advance rates applicable to the Canadian Borrowers, (C) release a material portion (but less than all or substantially all) of the Canadian Facility Collateral, except as currently contemplated by Section 12.2.1(a), provided that a release of all or substantially all of the Canadian Facility Collateral requires the prior written consent of all Canadian Lenders, (D) release any Canadian Facility Loan Party from liability for any Canadian Facility Obligations except as otherwise provided in this Agreement, (E) except as permitted under Section 10.2.2, subordinate Agent’s Lien on any Canadian Facility Collateral or subordinate any Canadian Facility Obligations in right of payment to any other Indebtedness or (F) amend the definition of Canadian Availability; or (ii) with respect to Lenders having Borrower Group Commitments to the U.S. Borrowers, (A) amend the definition of U.S. Borrowing Base (and the defined terms used in such definition) if the effect of such amendment is to increase the advance rates contained therein, to make more credit available or to add new types of Collateral thereunder, (B) increase the advance rates applicable to the U.S. Borrowers, (C) release any material portion (but less than all or substantially all) of the U.S. Facility Collateral, except as currently contemplated by Section 12.2.1(b), provided that a release of all or substantially all of the U.S. Facility Collateral requires the prior written consent of all U.S. Lenders, (D) release any U.S. Facility Loan Party from liability for any U.S. Facility Obligations except as otherwise provided in this Agreement, (E) except as permitted under Section 10.2.2, subordinate Agent’s Lien on any U.S. Facility Collateral or subordinate any U.S. Facility Obligations in right of payment to any other Indebtedness or (F) amend the definition of U.S. Availability;
          (f) without the prior written consent of the Super-Majority Lenders, no amendment or waiver shall be effective that would amend the definition of Excess Availability; and

          (g) notwithstanding anything in this Section 14.1.1 to the contrary, if the Agent and the Loan Party Agent shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Agent and the Loan Party Agent shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Agent within ten Business Days following receipt of notice thereof.
          14.1.2 Limitations. The agreement of Loan Parties shall not be necessary to the effectiveness of any modification of a Loan Document that deals solely with the rights and duties of Lenders, the Agent and/or any Fronting Bank as among themselves. Only the consent of the parties to the Fee Letter or any agreement relating to a Bank Product shall be required for any modification of such agreement, and any non-Lender that is a party to a Bank Product agreement shall have no right to participate in any manner in modification of any other Loan Document. The making of any Loans during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default, nor to establish a course of dealing. Any waiver or consent granted by the Agent or Lenders hereunder shall be effective only if in writing and only for the matter specified.
          14.1.3 Payment for Consents. After the Closing Date, no Loan Party will, directly or indirectly, pay any remuneration or other thing of value, whether by way of additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for agreement by such Lender with any modification of any Loan Documents, unless such remuneration or value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders providing their consent.
     14.2 Indemnity. IN ADDITION TO THE INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 5.8.2, EACH LOAN PARTY SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ASSERTED BY ANY LOAN PARTY OR OTHER PERSON OR ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any party to a Loan Document have any obligation thereunder to indemnify or hold harmless an Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence, willful misconduct or bad faith of such Indemnitee, and no Loan Party shall have any obligation to indemnify or hold harmless an Indemnitee for disputes solely among Indemnitees and not relating to any act or omission of any Loan Party or its Affiliates (other than any action involving the Agent, any Fronting Bank or any Swingline Lender, in each case in its capacity as such, in which case this indemnity shall apply with respect to each such Person, as applicable, to the extent otherwise available).
     14.3 Notices and Communications.
          14.3.1 Notice Address. Subject to Section 4.4, all notices and other communications by or to a party hereto shall be in writing and shall be given to any Loan Party, at Loan Party Agent’s address shown on the signature pages hereof, and to any other Person at its address shown on the signature pages hereof (or, in the case of a Person who becomes a Lender after the Closing Date, at the address shown on its Assignment and Acceptance), or at such other address as a party may hereafter specify by notice in accordance with this Section 14.3. Each such notice or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail (or, in the case of a Canadian Domiciled Loan Party, the Canadian mail system), with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged. Notwithstanding the foregoing, no notice to Agent pursuant to Section 2.1.4, 2.2, 3.1.1, 3.1.2 or 4.1.1 shall be effective until actually received by the individual to whose attention at Agent such notice is required to be sent. Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party. Any notice received by Loan Party Agent shall be deemed received by all Loan Parties.
          14.3.2 Electronic Communications; Voice Mail. Electronic mail and internet websites may be used only for routine communications, such as financial statements, Borrowing Base Certificates and other information required by Section 10.1.1, administrative matters, distribution of Loan Documents for execution, and matters permitted under Section 4.1.3. The Agent and Lenders make no assurances as to the privacy and security of electronic communications. Electronic mail and voice mail may not be used as effective notice under the Loan Documents.
          14.3.3 Non-Conforming Communications. The Agent and Lenders may rely upon any notices purportedly given by or on behalf of any Loan Party even if such notices were not made in a manner specified herein, were incomplete or were not confirmed, or if the terms thereof, as understood by the recipient, varied from a later confirmation. Each Loan Party shall indemnify and hold harmless each Indemnitee from any liabilities, losses, costs and expenses arising from any telephonic communication purportedly given by or on behalf of a Loan Party.
     14.4 Performance of Loan Parties’ Obligations. The Agent may, in its discretion at any time and from time to time, at the expense of the Loan Parties of the applicable Loan Party Group, pay any amount or do any act required of a Loan Party under any Loan Documents or otherwise lawfully requested by the Agent to (a) enforce any Loan Documents or collect any Obligations; (b) protect, insure, maintain or realize upon any Collateral; or (c) defend or maintain the validity or priority of the Agent’s Liens in any Collateral, including any payment of a judgment, insurance premium, warehouse charge, finishing or processing charge, or landlord claim, or any discharge of a Lien. All payments, costs and expenses (including Extraordinary Expenses) of the Agent under this Section 14.4 shall be reimbursed to the Agent by Loan Parties, on demand, with interest from the date incurred to the date of payment thereof at the Default Rate applicable to U.S. Base Rate Loans. Any payment made or action taken by Agent under this Section 14.4 shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents.
     14.5 Credit Inquiries. Each Loan Party hereby authorizes the Agent and Lenders (but they shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning any Loan Party or Subsidiary.

     14.6 Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.
     14.7 Cumulative Effect; Conflict of Terms. The provisions of the Loan Documents are cumulative. The parties acknowledge that the Loan Documents may use several limitations, tests or measurements to regulate similar matters, and they agree that these are cumulative and that each must be performed as provided. Except as otherwise provided in another Loan Document (by specific reference to the applicable provision of this Agreement), if any provision contained herein is in direct conflict with any provision in another Loan Document, the provision herein shall govern and control.
     14.8 Counterparts. Any Loan Document may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when the Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of any Loan Document by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.
     14.9 Entire Agreement. Time is of the essence of the Loan Documents. The Loan Documents constitute the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
     14.10 Relationship with Lenders. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or Commitments of any other Lender. Amounts payable hereunder to each Lender shall be a separate and independent debt. It shall not be necessary for the Agent or any other Lender to be joined as an additional party in any proceeding for such purposes. Nothing in this Agreement and no action of the Agent, Lenders or any other Secured Party pursuant to the Credit Documents shall be deemed to constitute the Agent and any Secured Party to be a partnership, association, joint venture or any other kind of entity, nor to constitute control of any Loan Party.
     14.11 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated by any Credit Document, Loan Parties acknowledge and agree that (a)(i) this credit facility and any related arranging or other services by the Agent, any Lender, any of their Affiliates or any arranger are arm’s-length commercial transactions between Loan Parties and such Person; (ii) Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate; and (iii) Loan Parties are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated by the Credit Documents; (b) each of the Agent, Lenders, their Affiliates and any arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, an will not be acting as an advisor, agent or fiduciary for Loan Parties, any of their Affiliates or any other Person, and has no obligation with respect to the transactions contemplated by the Credit Documents except as expressly set forth therein; and (c) the Agent, Lenders, their Affiliates and any arranger may be engaged in a broad range of transactions that involve interests that differ from those of Loan Parties and their Affiliates, and have no obligation to disclose any of such interests to Loan Parties or their Affiliates. To the fullest extent permitted by Applicable Law, each Loan Party hereby waives and releases any claims that it may have against the Agent, Lenders, their Affiliates and any arranger with respect to any breach of agency or fiduciary duty in connection with any transaction contemplated by a Loan Document.
     14.12 Confidentiality. Each of the Agent, Lenders and each Fronting Bank shall maintain the confidentiality of all Information (as defined below), except that Information may be disclosed (a) to its Affiliates, and to its and their partners, members, directors, officers, employees, agents, advisors and representatives (provided such Persons are informed of the confidential nature of the Information and instructed to keep it confidential); (b) to the extent requested by any governmental, regulatory or self-regulatory authority purporting to have jurisdiction over it or its Affiliates; (c) to the extent required by Applicable Law or by any subpoena or other legal process; (d) to any other party hereto; (e) in connection with any action or proceeding, or other exercise of rights or remedies, relating to any Loan Documents or Obligations; (f) subject to an agreement containing provisions substantially the same (or at least as restrictive) as this Section 14.12, to any Transferee or any actual or prospective party (or its advisors) to any Bank Product; (g) with the consent of Loan Party Agent; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 14.12 or (ii) is available to the Agent, any Lender, Fronting Bank or any of their Affiliates on a nonconfidential basis from a source other than Loan Parties or (i) on a confidential basis to any rating agency in connection with rating any Borrower or its Subsidiaries. Notwithstanding the foregoing, the Agent and Lenders may publish or disseminate general information describing this credit facility, including the names and addresses of Loan Parties and a general description of Loan Parties’ businesses, and may use Loan Parties’ logos, trademarks or product photographs in advertising materials. As used herein, “Information” means all information received from a Loan Party or Subsidiary relating to it or its business that is identified as confidential when delivered. Any Person required to maintain the confidentiality of Information pursuant to this Section 14.12 shall be deemed to have complied if it exercises the same degree of care that it accords its own confidential information. Each of the Agent, Lenders and each Fronting Bank acknowledges that (A) Information may include material non-public information concerning a Loan Party or Subsidiary; (B) it has developed compliance procedures regarding the use of material non-public information; and (C) it will handle such material non-public information in accordance with Applicable Law, including federal, state, provincial and territorial securities laws.
     14.13 Certifications Regarding Indentures. Borrowers certify to the Agent and Lenders that neither the execution or performance of the Loan Documents nor the incurrence of any Obligations by Borrowers violates the Senior Secured Notes Indenture. Borrowers further certify that the Commitments and Obligations constitute Permitted Debt under the Senior Secured Notes Indenture. Agent may condition Borrowings, Letters of Credit and other credit accommodations under the Loan Documents from time to time upon Agent’s receipt of evidence that the Commitments and Obligations continue to constitute Permitted Debt at such time.
     14.14 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE

LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW AND FEDERAL LAWS RELATING TO NATIONAL BANKS).
     14.15 Consent to Forum.
          14.15.1 Forum. EACH PARTY HERETO HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH PARTY IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1. Nothing herein shall limit the right of the Agent or any Lender to bring proceedings against any Loan Party in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by the Agent of any judgment or order obtained in any forum or jurisdiction.
     14.16 Waivers by Loan Parties. To the fullest extent permitted by Applicable Law, each Loan Party waives (a) the right to trial by jury (which the Agent and each Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents, Obligations or Collateral; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by the Agent on which a Loan Party may in any way be liable, and hereby ratifies anything the Agent may do in this regard; (c) notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing the Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each Loan Party acknowledges that the foregoing waivers are a material inducement to the Agent, each Fronting Bank and Lenders entering into this Agreement and that the Agent, each Fronting Bank and Lenders are relying upon the foregoing in their dealings with Loan Parties. Each Loan Party has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     14.17 Patriot Act Notice. The Agent and Lenders hereby notify Loan Parties that pursuant to the requirements of the Patriot Act, the Proceeds of Crime Act and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client”

policies, regulations, laws or rules (the Proceeds of Crime Act and such other applicable policies, regulations, laws or rules, collectively, including any guidelines or orders thereunder, “AML Legislation”), the Agent and Lenders are required to obtain, verify and record information that identifies each Loan Party, including its legal name, address, tax ID number and other information that will allow the Agent and Lenders to identify it in accordance with the Patriot Act and the AML Legislation. The Agent and Lenders may require information regarding Loan Parties’ management and owners, such as legal name, address, social security number and date of birth. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or any prospective assignee or participant of a Lender, in order to comply with the Patriot Act and/or the AML Legislation.
     14.18 Canadian Anti-Money Laundering Legislation. If the Agent has ascertained the identity of any Canadian Facility Loan Party or any authorized signatories of any Canadian Facility Loan Party for the purposes of applicable AML Legislation, then the Agent:
          (a) shall be deemed to have done so as an agent for each Canadian Lender, and this Agreement shall constitute a “written agreement” in such regard between each Canadian Lender and the Agent within the meaning of the applicable AML Legislation; and
          (b) shall provide to each Canadian Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.
     Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Canadian Lenders agrees that the Agent has no obligation to ascertain the identity of the Canadian Loan Parties or any authorized signatories of the Canadian Loan Parties on behalf of any Canadian Lender, or to confirm the completeness or accuracy of any information it obtains from any Canadian Facility Loan Party or any such authorized signatory in doing so.
     14.19 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Loan Party for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Loan Party’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     14.20 Nonliability of Lenders. Neither the Agent, any Fronting Bank nor any Lender undertakes any responsibility to any Loan Party to review or inform any Loan Party of any matter in connection with any phase of any Loan Party’s business or operations. Each Loan Party agrees, on behalf of itself and each other Loan Party, that neither the Agent, any Fronting Bank nor any Lender shall have liability to any Loan Party (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence, willful misconduct or bad faith of the party from which recovery is sought. NO LENDER SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT.
[Remainder of page intentionally left blank; signatures begin on following page]

     IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

MCJUNKIN RED MAN CORPORATION, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer
2 Houston Center
909 Fannin, Suite 3100
Houston, TX 77010-1011
Attn: James F. Underhill
Telecopy: (304) 348-1816

GREENBRIER PETROLEUM CORPORATION as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MCJUNKIN NIGERIA LIMITED, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MCJUNKIN — PUERTO RICO CORPORATION, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MCJUNKIN RED MAN DEVELOPMENT CORPORATION, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer
Signature Page to Loan, Security and Guarantee Agreement

MCJUNKIN — WEST AFRICA CORPORATION, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MIDWAY — TRISTATE CORPORATION, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MILTON OIL & GAS COMPANY, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MRC MANAGEMENT COMPANY, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MRM OKLAHOMA MANAGEMENT LLC, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

RUFFNER REALTY COMPANY, as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer
Signature Page to Loan, Security and Guarantee Agreement

THE SOUTH TEXAS SUPPLY COMPANY, INC. as a U.S. Borrower and Canadian Facility Guarantor

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer

MIDFIELD SUPPLY ULC, as a Canadian Borrower

By:	/s/ James F. Underhill
Name:	James F. Underhill
Title:	Executive Vice President and Chief Financial Officer
Signature Page to Loan, Security and Guarantee Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and U.S. Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	SVP

Bank of America, N.A., as Agent
901 Main Street, Floor 11
Mail Code TX1-492-11-23
Dallas, Texas 75202

Attn: Mark Porter
Telecopy: 214-209-4766
Signature Page to Loan, Security and Guarantee Agreement

BANK OF AMERICA, N.A. (acting through its Canada Branch), as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Vice President

Attn: Medina Sales De Andrade
Telecopy: 416-369-7647
Signature Page to Loan, Security and Guarantee Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as U.S. Lender

By:	/s/ Brant Murdock
Name:	Brant Murdock
Title:	Vice President

301 South College Street, 22nd Floor
Charlotte, NC 28202
Attn: Dave Warga
Telecopy: 704-715-0016
Signature Page to Loan, Security and Guarantee Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

301 South College Street, 22nd Floor
Charlotte, NC 28202
Attn: Dave Warga
Telecopy: 704-715-0016
Signature Page to Loan, Security and Guarantee Agreement

BARCLAYS BANK PLC, as a U.S. Lender and Canadian Lender

By:	/s/ Kevin Cullen
Name:	Kevin Cullen
Title:	Director

745 Seventh Avenue
New York, NY 10019
Attn: Michael Mozer
Telecopy: (212) 526-1456
Signature Page to Loan, Security and Guarantee Agreement

GOLDMAN SACHS LENDING PARTNERS LLC, as a U.S. Lender and Canadian Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory
Signature Page to Loan, Security and Guarantee Agreement

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Jeffrey D. Patton
Name:	Jeffrey D. Patton
Title:	Assistant Vice President

One U.S. Bank Plaza
St. Louis, MO 63101
Attn: Jeff Patton
Telecopy: (314) 418-8556

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

Attn:
Telecopy:

Signature Page to Loan, Security and Guarantee Agreement

SUNTRUST BANK, as a U.S. Lender

By:	/s/ David Holland
Name:	David Holland
Title:	VP, Portfolio Manager

Attn:
Telecopy:

Signature Page to Loan, Security and Guarantee Agreement

TD BANK, N.A., as a U.S. Lender

By:	/s/ Francis Garvin
Name:	Francis Garvin
Title:	Vice President

Attn:
Telecopy:

Signature Page to Loan, Security and Guarantee Agreement

THE TORONTO — DOMINION BANK, as a Canadian Lender

By:	/s/Darcy Mack	/s/ Kyle Wedge
Name:	Darcy Mack	Kyle Wedge
Title:	VP	Analyst

Attn:	Kyle Wedge
Telecopy:	(416) 983-6522
Signature Page to Loan, Security and Guarantee Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a U.S. Lender

By:	/s/ Katherine Garland
Name:	Katherine Garland
Title:	Account Executive

Attn: Katherine Garland
Telecopy: 212-303-0060

PNC BANK, CANADA BRANCH,
as a Canadian Lender

By:	/s/ Mike Danby
Name:	Mike Danby
Title:	Assistant Vice President

Attn: Portfolio Manager
Telecopy: 416-361-0085
Signature Page to Loan, Security and Guarantee Agreement

RBS CITIZENS BUSINESS CAPITAL,
a division of RBS ASSET FINANCE, INC.,
a subsidiary of RBS Citizens, N.A., as a U.S. Lender

By:	/s/ Patrick Aarons
Name:	Patrick Aarons
Title:	Senior Vice President

RBS/Citizens Business Capital
A Member of the Royal Bank of Scotland Group
100 Galleria Parkway, Suite 1100
Atlanta, Georgia 30339
Attn: Patrick Aarons
Telecopy: (770) 850-4895
Signature Page to Loan, Security and Guarantee Agreement

UNION BANK, N.A., as a U.S. Lender

By:	/s/ Terry L. Rocha
Name:	Terry L. Rocha
Title:	Vice President

445 South Figueroa Street, G13-300
Los Angeles, CA 90071
Attn: Mike Richman
Telecopy: (213) 236-6089

UNION BANK, N.A., as a U.S. Lender and Canadian Lender

By:	/s/ Anne Collins
Name:	Anne Collins
Title:	Vice President

730, 440 2nd Ave. SW
Calgary, Alberta, T2P 5E9
Attn: Anne Collins
Telecopy: 403-264-2770
Signature Page to Loan, Security and Guarantee Agreement

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ Dan Bueno
Name:	Dan Bueno
Title:	Vice President

270 Park Avenue, 44th Floor
New York, NY 10017
Attn: Dan Bueno
Telecopy: 646-534-2274
Signature Page to Loan, Security and Guarantee Agreement

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as
Canadian Lender

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Senior Vice President & Regional Manager

Attn:
Telecopy:

Signature Page to Loan, Security and Guarantee Agreement

THE HUNTINGTON NATIONAL BANK, as a U.S. Lender

By:	/s/ Jeffrey M. Evans
Name:	Jeffrey M. Evans
Title:	Vice President

917 Euclid Ave. CM64
Cleveland, OH 44115
Attn: Betty Johnson
Telecopy: 216.515.0179
Signature Page to Loan, Security and Guarantee Agreement

CITY NATIONAL BANK, as a U.S. Lender and Canadian Lender

By:	/s/ Brent Phillips
Name:	Brent Phillips
Title:	Vice President

Attn:
Telecopy:

Signature Page to Loan, Security and Guarantee Agreement

FLAGSTAR BANK, FSB, as a U.S. Lender

By:	/s/ Willard D. Dickerson, Jr.
Name:	Willard D. Dickerson, Jr.
Title:	Senior Vice President

Attn:
Telecopy:

Signature Page to Loan, Security and Guarantee Agreement

RAYMOND JAMES BANK, FSB, as a U.S. Lender

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Vice President

710 Carillon Parkway
St. Petersburg, FL 33716
Attn: James Armstrong
Telecopy: (866) 205-1396
Signature Page to Loan, Security and Guarantee Agreement

UNITED BANK, as a U.S. Lender

By:	/s/ Timothy A. Paxton
Name:	Timothy A. Paxton
Title:	Senior Vice President

500 Virginia Street East
Charleston, WV 25301
Attn: Melanie Humphreys
Telecopy: (304) 348-8353
Signature Page to Loan, Security and Guarantee Agreement

CITY NATIONAL BANK OF WEST VIRGINIA, as a U.S. Lender

By:	/s/ Jack Cavender
Name:	Jack Cavender
Title:	Executive Vice President

10 Hale Street, Suite 100
Charleston, WV 25301
Attn: Katha J. Morris, Administrative Assistant
Telecopy: (304) 347-2444
Signature Page to Loan, Security and Guarantee Agreement

CAPITAL ONE LEVERAGED FINANCE CORP., as a U.S. Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Vice President

275 Boradhollow Road
Melville, NY 11747
Attn: Julianne Low
Telecopy: 800-986-0323
Signature Page to Loan, Security and Guarantee Agreement

CITIZENS BANK, as a U.S. Lender

By:	/s/ Thomas Couture
Name:	Thomas Couture
Title:	First Vice President

28001 Cabot Drive, Suite 250
Novi, MI 48377
Attn: Tom Couture
Telecopy: (248) 324-8616
Signature Page to Loan, Security and Guarantee Agreement

WEBSTER BUSINESS CREDIT CORPORATION, as a U.S. Lender

By:	/s/ Harvey Winter
Name:	Harvey Winter
Title:	VP

360 Lexington Avenue
New York, NY 10017
Attn: Harvey Winter
Telecopy: 212-806-4510
Signature Page to Loan, Security and Guarantee Agreement

BOKF, NA as a U.S. Lender

By:	/s/ Ryan L. Kirk
Name:	Ryan L. Kirk
Title:	Officer

Attn:
Telecopy:	(918) 280-3368
Signature Page to Loan, Security and Guarantee Agreement

EXHIBIT A-1
to
Loan, Security and Guarantee Agreement
FORM OF ASSIGNMENT AND ACCEPTANCE
     Reference is made to that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
____________________________ (“Assignor”) and _________________________ _____________ (“Assignee”) agree as follows:
     1. Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (a) a principal amount of $________ of Assignor’s outstanding Revolver Loans and $___________ of Assignor’s participations in LC Obligations; (b) the amount of $__________ of Assignor’s Commitment (which represents ____% of the total Commitments); (c) a principal amount of $__________ of Assignor’s outstanding U.S. Revolver Loans and $_________ of Assignor’s participations in U.S. LC Obligations; (d) the amount of $__________ of Assignor’s U.S. Revolver Commitment (which represents ____% of the total U.S. Revolver Commitments); (e) a principal amount of Cdn$__________ of Assignor’s outstanding Canadian Revolver Loans and Cdn$_________ of Assignor’s participations in Canadian LC Obligations; and (f) the amount of Cdn$__________ of Assignor’s Canadian Revolver Commitment (which represents ____% of the total Canadian Revolver Commitments) (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective as of the date (“Effective Date”) indicated in the corresponding Assignment Notice delivered to Agent, provided such Assignment Notice is executed by Assignor, Assignee, Agent and Loan Party Agent, if applicable. From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor’s account in respect of the Assigned Interest shall be payable to or for Assignee’s account, to the extent such amounts accrue on or after the Effective Date.
     2. Assignor (a) represents that as of the date hereof, prior to giving effect to this assignment, (i) its Commitment is $__________, the outstanding balance of its Revolver Loans and participations in LC Obligations is $__________, (ii) its U.S. Revolver Commitment is $___________, the outstanding balance of its U.S. Revolver Loans and participations in U.S. LC Obligations is $____________ and (iii) its Canadian Revolver Commitment is Cdn$__________, the outstanding balance of its Canadian Revolver Loans and participations in Canadian LC Obligations is Cdn$__________; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Loan Documents. [Assignor is attaching the Revolver Note[s] held by it and requests that Agent exchange such Revolver Note[s] for new Revolver Notes payable to Assignee [and Assignor].]
     3. Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Loan Agreement and such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto; (f) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” under the Loan Documents; (g) agrees that it will execute and deliver to the Agent a joinder, or other writing acceptable to Agent, to the intercreditor agreement among Agent and Lenders establishing a mechanism for the allocation and exchange of interests in the Loans, participations in Letters of Credit and collections thereunder; and (h) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA.
     4. This Agreement shall be governed by the laws of the State of New York. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

     5. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:
(a)	If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

__________________________

__________________________

__________________________

(b)	If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

__________________________

__________________________

__________________________

__________________________
Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:
If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):
______________________________

______________________________

ABA No._______________________

______________________________

Account No.____________________

Reference: _____________________
If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):
______________________________

______________________________

ABA No._______________________

______________________________

Account No.____________________

Reference: _____________________

IN WITNESS WHEREOF, this Assignment and Acceptance is executed as of _______, 20_.

(“Assignee”)

By
Title:

(“Assignor”)

By
Title:

EXHIBIT A-2
to
Loan, Security and Guarantee Agreement
FORM OF ASSIGNMENT NOTICE
     Reference is made to that certain (1) Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”); and (2) Assignment and Acceptance dated as of ____________, 20__ (“Assignment Agreement”), between __________________ (“Assignor”) and ____________________ (“Assignee”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
     Assignor hereby notifies the Borrowers and Agent of Assignor’s intent to assign to Assignee pursuant to the Assignment Agreement (a) a principal amount of $________ of Assignor’s outstanding Revolver Loans and $___________ of Assignor’s participations in LC Obligations; (b) the amount of $__________ of Assignor’s Commitment (which represents ____% of the total Commitments); (c) a principal amount of $__________ of Assignor’s outstanding U.S. Revolver Loans and $_________ of Assignor’s participations in U.S. LC Obligations; (d) the amount of $__________ of Assignor’s U.S. Revolver Commitment (which represents ____% of the total U.S. Revolver Commitments); (e) a principal amount of Cdn$__________ of Assignor’s outstanding Canadian Revolver Loans and Cdn$_________ of Assignor’s participations in Canadian LC Obligations; and (f) the amount of Cdn$__________ of Assignor’s Canadian Revolver Commitment (which represents ____% of the total Canadian Revolver Commitments) (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Assignment Notice shall be effective as of the date (“Effective Date”) indicated below, provided this Assignment Notice is executed by Assignor, Assignee, Agent and Loan Party Agent, if applicable. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor’s obligations under the Loan Agreement to the extent of the Assigned Interest, as of the Effective Date.
     For purposes of the Loan Agreement, Agent shall deem (i) Assignor’s Commitment to be reduced by $_________, and Assignee’s Commitment to be increased by $_________ (ii) Assignor’s U.S. Revolver Commitment to be reduced by $__________, and Assignee’s U.S. Revolver Commitment to be increased by $____________ and (iii) Assignor’s Canadian Revolver Commitment to be reduced by Cdn$_____________, and Assignee’s Canadian Revolver Commitment to be increased by Cdn$___________.
     The address of Assignee to which notices and information are to be sent under the terms of the Loan Agreement is:

     The address of Assignee to which payments are to be sent under the terms of the Loan Agreement is shown in the Assignment and Acceptance.
     This Assignment Notice is being delivered to Loan Party Agent and Agent pursuant to Section 13.3 of the Loan Agreement. Please acknowledge your acceptance of this Assignment Notice by executing and returning to Assignee and Assignor a copy of this Assignment Notice.
IN WITNESS WHEREOF, this Assignment Notice is executed as of _____________, 20_.

(“Assignee”)
By

Title:

(“Assignor”)
By

Title:

ACKNOWLEDGED AND AGREED,
AS OF THE DATE SET FORTH ABOVE:
LOAN PARTY AGENT:*
MCJUNKIN RED MAN CORPORATION

By

Title:

*	No signature required if Assignee is a Lender, U.S.-based Affiliate of a Lender or Approved Fund, or if an Event of Default exists.
BANK OF AMERICA, N.A.,
as Agent

By

Title:

EXHIBIT B-1
to
Loan, Security and Guarantee Agreement
FORM OF CANADIAN BORROWING BASE CERTIFICATE
Client: Midfield Supply ULC
Certificate Number:
Dates Covered:

Total Canadian Accounts:

Canadian Ineligible Accounts:

Canadian Eligible Accounts:

Advance Rate:	85%

Canadian Accounts Borrowing Base:

Total Canadian Inventory:

Canadian Ineligible Inventory:

Canadian Eligible Inventory:

Advance Rate:

a. 70% of the net book value of Canadian Eligible Inventory:

b. 85% of the Net Orderly Liquidation Value of Canadian Eligible Inventory:

Canadian Inventory Borrowing Base (lesser of (a) and (b) above):

Total Canadian Borrowing Base:

Canadian LC Reserve:

Canadian Bank Product Reserve:

Canadian Priority Payables Reserve:

Dilution Reserve:

Casing Claim Contingency Reserve:

Canadian Rent Reserve:

Vendor A/P with 3rd Party Locations:

Sales Tax Reserve:

Net Borrowing Base:

The foregoing information is delivered to Bank of America, N.A. in accordance with the Loan, Security and Guarantee Agreement among Midfield Supply ULC, as Canadian Borrower, McJunkin Red Man Corporation, as Loan Party Agent, certain other parties thereto and Bank of America, N.A., as Agent, dated June 14, 2011. In my capacity as a Senior Officer of Loan Party Agent, I hereby certify that the information contained herein is true and correct as of the dates shown herein. Nothing contained herein shall constitute a waiver, modification, or limitation in any of the terms or conditions set forth in the referenced Loan, Security and Guarantee Agreement.

Prepared by:

Title:

Date:

EXHIBIT B-2
to
Loan, Security and Guarantee Agreement
FORM OF U.S. BORROWING BASE CERTIFICATE
Client: McJunkin Red Man Corporation et al.
Certificate Number:
Dates Covered:

Total U.S. Accounts:

U.S. Ineligible Accounts:

U.S. Eligible Accounts:

Advance Rate:	85%

U.S. Accounts Borrowing Base:

Total U.S. Inventory:

U.S. Ineligible Inventory:

U.S. Eligible Inventory:

Advance Rate:

a. 70% of the net book value of U.S. Eligible Inventory:

b. 85% of the Net Orderly Liquidation Value of U.S. Eligible Inventory:

U.S. Inventory Borrowing Base (lesser of (a) and (b) above):

Total U.S. Borrowing Base:

U.S. LC Reserve:

U.S. Bank Product Reserve:

Dilution Reserve:

Casing Claim Contingency Reserve:

U.S. Rent Reserve for Leased Locations:

Vendor A/P with 3rd Party Locations:

Sales Tax Reserve:

Canadian Overadvance Loan Balance:

Net Borrowing Base:

The foregoing information is delivered to Bank of America, N.A. in accordance with the Loan, Security and Guarantee Agreement among McJunkin Red Man Corporation, Greenbrier Petroleum Corporation, McJunkin Nigeria Limited, McJunkin — Puerto Rico Corporation, McJunkin Red Man Development Corporation, McJunkin-West Africa Corporation, Midway-Tristate Corporation, Milton Oil & Gas Company, MRC Management Company, MRM Oklahoma Management LLC, Ruffner Realty Company and The South Texas Supply Company, Inc., as U.S. Borrowers and Canadian Facility Guarantors, McJunkin Red Man Corporation, as Loan Party Agent, certain other parties thereto and Bank of America, N.A., as Agent, dated June 14, 2011. In my capacity as a Senior Officer of Loan Party Agent, I hereby certify that the information contained herein is true and correct as of the dates shown herein. Nothing contained herein shall constitute a waiver, modification, or limitation in any of the terms or conditions set forth in the referenced Loan, Security and Guarantee Agreement.

Prepared by:

Title:

Date:

EXHIBIT C-1
to
Loan, Security and Guarantee Agreement
FORM OF CANADIAN REVOLVER NOTE

_______, 20__	$______________	New York City, New York
     [BORROWER], a _____________ (“Initial Canadian Borrower”), and the other Canadian Borrowers party to the Loan Agreement described below from time to time (together with the Initial Canadian Borrower, “Canadian Borrowers”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of ____________________________ (“Lender”), the principal sum of _____________ CANADIAN DOLLARS (Cdn$___________), or such lesser amount as may be advanced by Lender as Canadian Revolver Loans and owing as Canadian LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as such agreement may be amended, modified, renewed or extended from time to time, the “Loan Agreement”), among Initial Canadian Borrower, certain affiliates of Initial Canadian Borrower as U.S. Borrowers, certain financial institutions party thereto as lenders and Bank of America, N.A., as collateral agent and administrative agent for itself and the Secured Parties.
     Principal of and interest on this Note from time to time outstanding shall be due and payable as provided in the Loan Agreement. This Note is issued pursuant to and evidences Canadian Revolver Loans and Canadian LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Canadian Borrowers. The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.
     The holder of this Note is hereby authorized by Canadian Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to Canadian Revolver Loans and Canadian LC Obligations, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Canadian Borrowers hereunder or under any other Loan Documents.
     Time is of the essence of this Note. Canadian Borrowers and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. Canadian Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable and documented attorneys’ fees) if this Note is collected by or through an attorney-at-law.
     In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law. If any such excess amount is inadvertently paid by a Canadian Borrower or inadvertently received by the holder of this Note, such excess shall be returned to a Canadian Borrower or credited as a payment of principal, in accordance with the Loan Agreement. It is the intent hereof that Canadian Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Canadian Borrowers under Applicable Law.
     This Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles.
     IN WITNESS WHEREOF, this Revolver Note is executed as of the date set forth above.

[INITIAL CANADIAN BORROWER]
Per:
Name:
Title:

EXHIBIT C-2
to
Loan, Security and Guarantee Agreement
FORM OF U.S. REVOLVER NOTE

_________ __, 20__	$___________________	New York City, New York
     [BORROWER 1], a _____________, [BORROWER 2], a _____________, and [BORROWER 3], a _____________, (collectively, “Initial U.S. Borrowers”) and the other U.S. Borrowers party to the Loan Agreement described below from time to time (together with the Initial U.S. Borrowers, “U.S. Borrowers”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of ____________________________ (“Lender”), the principal sum of ______________________________ DOLLARS ($___________), or such lesser amount as may be advanced by Lender as U.S. Revolver Loans and owing as U.S. LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as such agreement may be amended, modified, renewed or extended from time to time, the “Loan Agreement”), among Initial U.S. Borrowers, an affiliate of Initial U.S. Borrowers as Canadian Borrower, certain financial institutions party thereto as lenders and Bank of America, N.A., as collateral agent and administrative agent for itself and the Secured Parties.
     Principal of and interest on this Note from time to time outstanding shall be due and payable as provided in the Loan Agreement. This Note is issued pursuant to and evidences U.S. Revolver Loans and U.S. LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of U.S. Borrowers. The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.
     The holder of this Note is hereby authorized by U.S. Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to U.S. Revolver Loans and U.S. LC Obligations, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of U.S. Borrowers hereunder or under any other Loan Documents.
     Time is of the essence of this Note. Each U.S. Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. U.S. Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable and documented attorneys’ fees) if this Note is collected by or through an attorney-at-law.
     In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law. If any such excess amount is inadvertently paid by U.S. Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to U.S. Borrowers or credited as a payment of principal, in accordance with the Loan Agreement. It is the intent hereof that U.S. Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by U.S. Borrowers under Applicable Law.
     This Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).
     IN WITNESS WHEREOF, this Revolver Note is executed as of the date set forth above.

[BORROWER 1]
By:	________________________
	Name:	______________________
	Title:	_______________________

[BORROWER 2]
By:	________________________
	Name:	______________________
	Title:	_______________________

[BORROWER 3]
By:	________________________
	Name:	______________________
	Title:	_______________________

EXHIBIT D
to
Loan, Security and Guarantee Agreement
FORM OF COMPLIANCE CERTIFICATE
Bank of America, N.A.
901 Main Street, 22nd Floor
Dallas, Texas 75202
Attn: Mark Porter
Telecopy: (214) 209-4766
     This Compliance Certificate is furnished pursuant to that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN – PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN – WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY – TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
     THE UNDERSIGNED HEREBY CERTIFIES, ON BEHALF OF THE LOAN PARTY AGENT AND ON BEHALF OF THE BORROWERS, THAT:
     1. I am the duly elected [     ]1 of MRC.
     2. I have reviewed the terms of the Loan Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of MRC and

[1]	Certifying officer must be a Senior Officer.

its Subsidiaries (or, so long as the Parent is a Passive Entity which owns MRC, the Parent and its Subsidiaries) during the accounting period covered by the financial statements attached hereto as Schedule I and such financial statements present fairly in all material respects the financial condition and results of operations of MRC and its Subsidiaries (or, so long as the Parent is a Passive Entity which owns MRC, the Parent and its Subsidiaries) on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.
     3. Except as set forth below, no Default or Event of Default exists.
     4. Schedule II attached hereto sets forth the Consolidated Fixed Charge Coverage Ratio (and accompanying calculations) as at the end of [the most recent fiscal quarter/fiscal year]. [However, compliance with this financial covenant is not required for the purposes of Section 10.3.1 of the Loan Agreement because no FCCR Test Event has occurred and is continuing. “FCCR Test Event” means the occurrence of any one of the following events: (i) Excess Availability shall be less than the greater of (A) 10% of the Commitments or (B) $75,000,000 or (ii) an Event of Default shall have occurred and be continuing; provided, that, to the extent that the FCCR Test Event has occurred due to clause (i) of this definition, if Excess Availability shall have exceeded the greater of (x) 10% of the Commitments and (y) $75,000,000 for at least thirty (30) consecutive days, the FCCR Test Event shall be deemed to be over.]
     5. Schedule III attached hereto specifies any change in the identity of certain Restricted Subsidiaries and/or Unrestricted Subsidiaries as at the end of [the most recent fiscal month/fiscal quarter/fiscal year] from the Restricted Subsidiaries and Unrestricted Subsidiaries, respectively, provided to the Lenders on [the Closing Date/_________ __, 20__].
     6. [Schedule IV attached hereto sets forth sets forth the detailed computations necessary to determine the applicable level of the Applicable Margin to be effective as of the first day of the calendar month immediately following the Agent’s receipt of this Certificate.]2
     7. Schedule V attached hereto sets forth the amount of any Pro Forma Adjustment not previously set forth in a Pro Forma Adjustment Certificate and/or any change in the amount of a Pro Forma Adjustment set forth in the Pro Forma Adjustment Certificate previously provided on [________, 20__] and, [in each case,] in reasonable detail, the calculations and basis therefor.
     8. [I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) its principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization since [the Closing Date] [the date of the most recent Compliance Certificate delivered pursuant to Section 10.1.1(e) of the Loan Agreement.]3
     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the

[2]	To be included only in Compliance Certificates delivered in connection with the fiscal quarter end financial statements provided for in Section 10.1.1(b).

[3]	To be included only in Compliance Certificates delivered in connection with the fiscal year end financial statements provided for in Section 10.1.1(a).

Borrowers have taken, are taking, or propose to take with respect to each such condition or event:

     The foregoing certifications, together with the computations set forth in Schedules II, IV and V hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of                     , 20__.

MCJUNKIN RED MAN CORPORATION
By:
Name:
Title:

EXHIBIT E
to
Loan, Security and Guarantee Agreement
FORM OF NOTICE OF BORROWING
     Reference is made to that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN – PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN – WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
     The undersigned hereby gives irrevocable notice, pursuant to Section 4.1.1 of the Loan Agreement, of a request hereby for a Borrowing of Loans as follows:

Principal Amount of Borrowing:	[Cdn]$__________

Date of Borrowing:	__________, 20__

Type of Loan:

[U.S. Base Rate] [Canadian Base Rate] [Canadian BA Rate] Loan	[Canadian Prime Rate] [LIBOR Revolver]

Interest Period:	___ Months

Borrower Group Commitment:	[Canadian/U.S.] Revolver Commitments

Loan Denomination:	[Canadian] Dollars

The requested Borrowing of Loans is to be wired as follows:
[Name of Bank]
[City of Bank]
Beneficiary:
Account No.:
ABA No.:
Attn:
     The undersigned hereby certifies that on the date hereof and on the Date of Borrowing set forth above, and after giving effect to the Borrowing requested hereby and any other Borrowing on such date: (i) there exists and there shall exist no Default or Event of Default; (ii) the representations and warranties of each Loan Party in the Loan Documents are true and correct in all material respects or, with respect to representations and warranties qualified by materiality, in all respects (except in the case of representations and warranties that relate by their terms to a specified date); (iii) Excess Availability of not less than the amount of the proposed Borrowings exists; and (iv) no Canadian Overadvance or U.S. Overadvance exists or shall exist and the Total Revolver Exposure does not exceed the Maximum Facility Amount.

     IN WITNESS WHEREOF, Loan Party Agent has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer to Agent as of the date first set forth above.

MCJUNKIN RED MAN CORPORATION
By:
Name:
Title:

EXHIBIT F
to
Loan, Security and Guarantee Agreement
FORM OF NOTICE OF CONVERSION/CONTINUATION
     Reference is made to that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
     The undersigned hereby gives irrevocable notice, pursuant to Section 3.1.2 of the Loan Agreement, of a request hereby that the Loans set forth below be converted to, or continued as, [LIBOR Loans][Canadian BA Rate Loans] as follows:

Aggregate Principal Amount of Loans to be converted/continued:	[Cdn]$__________

Date of Conversion/Continuation:	__________

Type of Loans:	Interest Period:

[LIBOR Loans][Canadian BA Rate Loans]	__ Months

     IN WITNESS WHEREOF, the Loan Party Agent has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized officer to the Agent as of the date first set forth above.

MCJUNKIN RED MAN CORPORATION
By:
Name:
Title:

EXHIBIT G-1
to
Loan, Security and Guarantee Agreement
FORM OF CANADIAN PERFECTION CERTIFICATE
June 14, 2011
          Reference is hereby made to that certain Loan, Security and Guarantee Agreement dated as of the date hereof (the “Loan Agreement”) among McJunkin Red Man Corporation and other others, as U.S. Borrowers, Midfield Supply ULC (as used herein, the “Perfection Entity”), certain other parties thereto and Bank of America, N.A., as agent (in such capacity, the “Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Loan Agreement.
          The undersigned hereby certifies to the Agent as follows:
     1. Names. (a) The exact legal name of the Perfection Entity, as such name appears in its certificate of incorporation, is as set forth on Schedule 1.
          (b) To my knowledge, Schedule 1 contains a list of all other names (including trade names or similar appellations) used by the Perfection Entity or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years (including any name used by any other business or organization to which any Perfection Entity became the successor by merger, consolidation, acquisition, change in form or otherwise (such business or organization, the “Acquired Entity”)).
          (c) Set forth on Schedule 1 is the corporate access number issued by the jurisdiction of organization of the Perfection Entity.
          (d) Set forth on Schedule 1 is federal taxpayer identification, if any, of the Perfection Entity.
          (e) Except as set forth on Schedule 1(e), the Perfection Entity has not changed its jurisdiction of organization at any time during the past twelve months.
     2. Current Locations. (a) The chief executive office, the principal place of business, registered head office and location of the books and records of the Perfection Entity are located as set forth on Schedule 2. Except as set forth on Schedule 2, the Perfection Entity has not changed the location of its chief executive office, principal place of business or registered head office at any time during the past five years.
          The jurisdiction of organization of the Perfection Entity is set forth on Schedule 2.
          (a) Set forth on Schedule 2 is each jurisdiction in which the Perfection Entity is qualified to transact business as an extra-provincial corporation or other foreign corporation, foreign partnership or foreign limited liability Perfection Entity.

          (b) Set forth on Schedule 2(d) are (i) the names and addresses of all Persons, such as lessees, consignees, warehousemen or purchasers, that have possession of any tangible Collateral having an aggregate value in excess of $1,000,000 of such Perfection Entity, (ii) each jurisdiction in which the Perfection Entity maintains any tangible property, and (ii) all locations where records of Accounts and Inventory of the Perfection Entity are maintained.
     3. Unusual Transactions. Except as described on Schedule 3, all Accounts have been originated by the Perfection Entity and all Inventory has been acquired by the Perfection Entity in the ordinary course of business (other than Accounts acquired in connection with a business acquisition).
     4. Schedule of Filings. Set forth on Schedule 4 is a schedule setting forth the proper UCC or PPSA (or other equivalent) filing office in respect of the jurisdiction in which the Perfection Entity is located or maintains its chief executive office, principal place of business or registered head office, as well as the jurisdiction in which any Collateral is located.
     5. Deposit Accounts and Securities Accounts. Set forth on Schedule 5 is a schedule of all Deposit Accounts and Security Accounts maintained by the Perfection Entity, including the name of each institution where each such account is held, the name and account number of each such account and the name of each entity that holds each account.
     6. Specified Revolving Credit Collateral. Attached hereto as Schedule 6 is a list of all Commercial Tort Claims, Letter of Credit Rights, Chattel Paper, Instruments (other than checks to be deposited in the ordinary course of business) and Investment Property, in each case relating to Accounts or Inventory.
[Signature Page Follows]

          IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first written above.

MIDFIELD SUPPLY ULC
By:
Name:
Title:

EXHIBIT G-2
to
Loan, Security and Guarantee Agreement
FORM OF U.S. PERFECTION CERTIFICATE
June 14, 2011
          Reference is hereby made to that certain Loan, Security and Guarantee Agreement dated as of the date hereof (the “Loan Agreement”) among McJunkin Red Man Corporation, certain other parties thereto and Bank of America, N.A., as agent (in such capacity, the “Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Loan Agreement.
          As used herein, the term “Perfection Entities” or “Perfection Entity” means each U.S. Facility Loan Party.
          Each of the undersigned hereby certifies to the Agent as follows:
     1. Names. (a) The exact legal name of each Perfection Entity, as such name appears in its respective certificate of incorporation or formation (or equivalent), is as set forth on Schedule 1.
          (b) To our knowledge, Schedule 1 contains a list of all other names (including trade names or similar appellations) used by each Perfection Entity or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years (including any name used by any other business or organization to which any Perfection Entity became the successor by merger, consolidation, acquisition, change in form or otherwise (such business or organization, the “Acquired Entity”)).
          (c) Set forth on Schedule 1 is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Perfection Entity that is a registered organization.
          (d) Set forth on Schedule 1 is the Federal Taxpayer Identification Number of each Perfection Entity, as applicable.
          (e) Except as set forth on Schedule 1, no Perfection Entity has changed its jurisdiction of organization at any time during the past twelve months.
     2. Current Locations. (a) The chief executive office of each Perfection Entity is located at the address set forth opposite its name on Schedule 2. Except as set forth on Schedule 2, no Perfection Entity has changed the location of its chief executive office at any time during the past five years.
          (a) The jurisdiction of formation of each Perfection Entity that is a registered organization is set forth opposite its name on Schedule 2.

          (b) The jurisdiction of formation of each Acquired Entity is set forth opposite such Acquired Entity’s name on Schedule 1.
          (c) Set forth opposite the name of each Perfection Entity on Schedule 2(c) are (i) the names and addresses of all Persons, such as lessees, consignees, warehousemen or purchasers, that have possession of any tangible Collateral having an aggregate value in excess of $1,000,000 of such Perfection Entity and (ii) all locations where records of Accounts and Inventory of any Perfection Entity are maintained.
     3. Unusual Transactions. All Accounts have been originated by the Perfection Entity and all Inventory has been acquired by the Perfection Entity in the ordinary course of business (other than Accounts acquired in connection with a business acquisition).
     4. Schedule of Filings. Attached hereto as Schedule 4 is a schedule setting forth the proper Uniform Commercial Code filing office in the jurisdiction in which each Perfection Entity is located and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Perfection Entity in Section 2.
     5. Deposit Accounts and Securities Accounts. Attached hereto as Schedule 5 is a schedule of all Deposit Accounts and Security Accounts maintained by each Perfection Entity, including the name of each institution where each such account is held, the name and account number of each such account and the name of each entity that holds each account.
     6. Specified Revolving Credit Collateral. Attached hereto as Schedule 6 is a list of all Commercial Tort Claims, Letter of Credit Rights, Chattel Paper, Instruments (other than checks to be deposited in the ordinary course of business) and Investment Property, in each case relating to Accounts or Inventory.
[Signature Page Follows]

          IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first written above.

[U.S. FACILITY LOAN PARTIES]
By:
Name:
Title:

EXHIBIT H-1
to
Loan, Security and Guarantee Agreement
FORM OF CANADIAN CLOSING CERTIFICATE

TO:	Bank of America, N.A.

and such other financial institutions and other persons as may be Secured Parties under the Credit Agreement hereinafter defined (collectively, the “Secured Parties” and, individually, a “Secured Party”)

AND TO:	Bank of America, N.A., in its capacity as agent of the Secured Parties (the “Agent”)

AND TO:	McCarthy Tétrault LLP

RE:	Loan, security and guarantee agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Amendment”) dated as of the date hereof among, inter alia, McJunkin Red Man Corporation and others as U.S. borrowers, Midfield Supply ULC (the “Borrower”), as Canadian Borrower, the Lenders, the Agent and the guarantors party thereto.
                    The undersigned,                     , the                      of the [certifying Loan Party (the “Company”)/Borrower], hereby certifies, on behalf of the [Company/Borrower] as follows:
1.	Capitalized terms used and not expressly defined herein shall have the same respective meanings as are ascribed thereto in the Credit Agreement.

2.	I have made or have caused to be made such examinations or investigations as are necessary to make the statements below, and I have furnished this certificate with the intent that it may be relied upon as a basis for the consummation of the transactions contemplated in the Credit Agreement.

3.	Attached hereto is a true and complete copy of the articles of the [Company/Borrower] (and all amendments made thereto to the date hereof), which articles are in full force and effect and no proceedings have been taken or are pending to amend, surrender or cancel them.

4.	Attached hereto is a true and complete copy of the by-laws of the [Company/Borrower] (and all amendments made thereto to the date hereof), which by-laws are in full force and effect, without any modification or amendment thereto, and no proceedings have been taken or are pending to amend, supplement or repeal them.

5.	Attached hereto is a true and complete copy of resolutions (the “Resolutions”) duly passed by the directors of the [Company/Borrower] in respect of the Credit Agreement which resolutions have not been amended or rescinded, are in full force and effect and no proceedings have been taken or are pending to amend, rescind or cancel them. The Resolutions are all of the resolutions of the directors of the [Company/Borrower] specifically relating to the Credit Agreement and the other Loan Documents dated the date hereof, or the subject matter thereof.

6.	Attached hereto are names of persons who are duly appointed officers of the [Company/Borrower] holding the offices set forth opposite their names and the specimen signatures set forth opposite their names are true specimens of their signatures.

7.	[Attached hereto is a true and complete copy of a shareholder agreement and all amendments thereto (the “Shareholder Agreement”) in respect of the Borrower which shareholder agreement is in full force and effect, without any further modification or amendment thereto, and no proceedings have been taken or are pending to amend, supplement or cancel it. No shareholder declaration or other shareholder agreement or instrument has been executed, delivered or entered into which restricts, in any manner whatsoever, the powers and authority of the directors of the Borrower provided for in the Business Corporations Act (Alberta).][4]

8.	The [Company/Borrower] has not taken any steps to terminate its existence, to surrender or cancel its articles, to amalgamate, to continue in any other jurisdiction or to change its corporate existence in any way. The [Company/Borrower] has not received any notice or other communication from any person or governmental authority indicating that there exists any situation which, unless remedied, could result in the dissolution or termination of the existence of the [Company/Borrower].

9.	[The execution, delivery and performance by the Borrower of the Credit Agreement and the Loan Documents to which it is a party does not:
(a)	contravene any order, judgment, injunction, award or decree affecting the Borrower or its properties, assets and undertakings;

(b)	contravene or result in a breach of or a default under the terms, conditions or provisions of any agreement, instrument or indenture to which the Borrower is a party (including, without limitation to the Shareholder Agreement); or

[4]	Paragraph 7 included in Initial Canadian Borrower’s Closing Certificate only.

(c)	result in the creation of, or the obligation to create, any Lien in or with respect to any of the property, assets or undertakings of the Borrower pursuant to any agreement, instrument or indenture to which it is a party.][5]
10.	[As at the date hereof:
(a)	there are no actions, suits, proceedings, litigation or investigations pending or threatened against or affecting the Borrower before or by any governmental authority which (i) could reasonably be expected to have a Material Adverse Effect or impair the Borrower’s ability to perform its obligations under the Credit Agreement or (ii) could reasonably be expected to materially and adversely affect the Obligations or the transactions contemplated by the Credit Agreement; and

(b)	the Borrower is not in default of or has failed to satisfy the terms of any judgment or order binding upon them of any governmental authority.][6]
11.	[As of the date hereof, and after giving effect to the Loans and the transactions under the Credit Agreement and the other Loan Documents:
(a)	the Borrower is Solvent;

(b)	no Default or Event of Default Exists;

(c)	the representations and warranties set forth in Section 9 of the Credit Agreement are true and correct; and

(d)	the Borrower has complied with all agreements and conditions to be satisfied by in under the Loan Documents to which it is a party.][7]
12.	[The Borrower has obtained all governmental and third party consents and approvals required in connection with the Credit Agreement and the transactions contemplated thereby.][8]

13.	[The chief executive office of the Borrower is located in the Province of Alberta.][9]

14.	The share register of the [Company/Borrower] contained in the minute books of the [Company/Borrower] is true, correct and complete.
[the remainder of this page has been intentionally left blank]

[5]	Paragraph 9 included in Initial Canadian Borrower’s Closing Certificate only.

[6]	Paragraph 10 included in Initial Canadian Borrower’s Closing Certificate only.

[7]	Paragraph 11 included in Initial Canadian Borrower’s Closing Certificate only.

[8]	Paragraph 12 included in Initial Canadian Borrower’s Closing Certificate only.

[9]	Paragraph 13 included in Initial Canadian Borrower’s Closing Certificate only.

          I give this certificate on behalf of the [Company/Borrower], and in my capacity as an officer of the [Company/Borrower] and no personal liability is assumed by or in respect of the giving of this certificate.
          DATED as of June 14, 2011.

Name:
Title:

EXHIBIT H-2
to
Loan, Security and Guarantee Agreement
FORM OF U.S. CLOSING CERTIFICATE
June 14, 2011
     Reference is made to that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
          1. The undersigned, [____________]10 of the [certifying Loan Party] (the “Certifying Loan Party”) hereby certifies as follows:
          (a) (i) The representations and warranties made by the Certifying Loan Party in each of the Loan Documents, in each case as they relate to the Certifying Loan Party on the Closing Date, are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the date hereof (without duplication to any materiality qualification set forth therein) and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof;

[10]	Certifying officer must be a Senior Officer.

          (b) [Attached hereto are copies of all consents, licenses and approvals required or appropriate to be obtained from any Governmental Authority or other third-party in connection with the execution, delivery and performance by and the validity against the Certifying Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals are in full force and effect.] [No consents, licenses and approvals are required or appropriate to be obtained from any Governmental Authority or other third-party in connection with the execution, delivery and performance by and the validity against the Certifying Loan Party of the Loan Documents to which it is a party]; [and]
          (c) [______________] is the duly elected and qualified [President/Vice President/Secretary/Assistant Secretary] of the Certifying Loan Party and the signature set forth on the signature line for such officer below is such officer’s true and genuine signature, and such officer is duly authorized to execute and deliver on behalf of the Certifying Loan Party each Loan Document to which it is a party and any certificate or other document to be delivered by the Certifying Loan Party pursuant to such Loan Documents;
          (d) Based on my review of the Historical Financial Statements, the financial projections of the Borrowers and the other financial information provided by the Borrowers to Agent, including the Confidential Information Memorandum, I have concluded that after giving effect to the consummation of the transactions contemplated by the Loan Agreement, the Borrowers, taken as a whole, are Solvent;11 and
          (e) Upon giving effect to the initial funding of Loans and issuance of Letters of Credit, and the payment by the Borrowers of all fees and expenses incurred in connection therewith and due on the Closing Date, as well as the amount of any payables stretched beyond their customary payment practices, Excess Availability shall be at least $300,000,000.12
          2. The undersigned [President/Vice President/Secretary/Assistant Secretary] of the Certifying Loan Party hereby certifies as follows:
          (a) There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Certifying Loan Party, nor to my knowledge has any other event occurred affecting or threatening the corporate existence of the Certifying Loan Party;
          (b) The Certifying Loan Party is a [corporation] [insert applicable designation] duly organized, validly existing [and in good standing] under the laws of the [State of (_________)] [insert applicable jurisdiction];
          (c) Attached hereto as Exhibit A is a complete and correct copy of the resolutions duly adopted by the [Board of Directors] [insert applicable corporate governing body] (or a duly authorized committee thereof) of the Certifying Loan Party on or before the date hereof approving and authorizing (i) the execution, delivery and performance of the Loan Documents (and any agreements relating thereto) to which it is a party and (ii) the extensions of credit contemplated by the Loan Agreement; such resolutions have not in any way been

[11]	Clause 1(d) in MRC’s Closing Certificate only.

[12]	Clause 1(e) in MRC’s Closing Certificate only.

amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; and such resolutions are the only corporate proceedings of the Certifying Loan Party now in force relating to or affecting the matters referred to therein;
          (d) Attached hereto as Exhibit B is a true and complete copy of [the certificate of incorporation] [insert applicable formation document] of the Certifying Loan Party certified by the [Secretary of State the State of (___________)] [insert applicable governmental authority] as of a recent date, as in effect at all times since the date shown on the attached [certificate of incorporation] [insert applicable formation document];
          (e) Attached hereto as Exhibit C is a true and complete copy of the [by-laws] [insert applicable organizational document] of the Certifying Loan Party as in effect at all times since the adoption thereof to and including the date hereof;
          (f) Attached hereto as Exhibit D is the [Good Standing Certificate] [insert similar instrument] of the Certifying Loan Party Company issued by the [Secretary of State of the State of (_________)] [insert applicable governmental authority]; and
          (g) The following persons are now duly elected and qualified officers of the Certifying Loan Party holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Certifying Loan Party each Loan Document to which it is a party and any certificate or other document to be delivered by the Certifying Loan Party pursuant to such Loan Documents:

Name	Office	Signature

     IN WITNESS WHEREOF, the undersigned have hereto set our names as of the date first written above.

Name:	Name:
Title:	Title:

EXHIBIT I
to
Loan, Security and Guarantee Agreement
FORM OF JOINDER AGREEMENT
     This JOINDER AGREEMENT (this “Agreement”) dated as of _________ __, 20__, is executed by the undersigned (the “New Loan Party”) for the benefit of BANK OF AMERICA, N.A., in its capacity as collateral agent and administrative agent for itself and the Secured Parties (as defined in the Loan Agreement described below) (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”) under that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, the Agent and the Lenders. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
     The New Loan Party is a Subsidiary of a Borrower and is required or wishes to execute this Agreement pursuant to the Loan Agreement.
     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Loan Party hereby agrees as follows:
     1. The New Loan Party assumes all the obligations of a [“U.S. Borrower” and “Canadian Facility Guarantor”] [“U.S. Facility Guarantor” and “Canadian Facility Guarantor”] [“Canadian Borrower”] under the Loan Agreement and agrees that it is a [“U.S. Borrower” and “Canadian Facility Guarantor”] [“U.S. Facility Guarantor” and “Canadian Facility Guarantor”] [“Canadian Borrower”] and bound as a [“U.S. Borrower” and “Canadian Facility Guarantor”] [“U.S. Facility Guarantor” and “Canadian Facility Guarantor”] [“Canadian Borrower”] under the terms of the Loan Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, the New Loan Party hereby assigns, pledges and grants to the Agent a security interest in all of its right, title and interest in and to the New Loan Party’s Collateral [and Pledged Collateral]13 under the terms of the Loan Agreement.
     2. Schedules [__] of the Loan Agreement are hereby amended to add the information relating to the New Loan Party set out on Schedules [__] hereof. The New Loan Party hereby confirms that the representations and warranties set forth in the Loan Agreement applicable to it and its Collateral are true and correct in all material respects as of the date hereof after giving effect to such amendment to the Schedules. The New Loan Party agrees that any phrase stating “as of the date hereof”, or any similar phrase in its representations and warranties set forth in the Loan Agreement, shall mean “as of the date of this Joinder Agreement”.
     3. In furtherance of its obligations under the Loan Agreement, the New Loan Party authorizes the filing of such UCC financing statements naming it as debtor, the Agent as secured party and describing its Collateral and such other documentation as the Agent may require to evidence, protect and perfect the Liens created by the Loan Agreement as modified hereby.
     4. This Agreement shall be deemed to be part of, and a modification to, the Loan Agreement and shall be governed by all the terms and provisions of the Loan Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of the New Loan Party enforceable against the New Loan Party. The New Loan Party hereby waives notice of the Agent’s or any other Secured Party’s acceptance of this Agreement.
     IN WITNESS WHEREOF, the New Loan Party has executed this Agreement as of the day and year first written above.

“NEW LOAN PARTY”: [____________________]
By:
Name:
Title:

[13]	Bracketed phrase to be included only if the New Loan Party is joining as a Canadian Borrower.

EXHIBIT J-1
to
Loan, Security and Guarantee Agreement
FORM OF NON-BANK CERTIFICATE FOR NON-PARTNERSHIP
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
     Reference is made to that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
     Pursuant to the provisions of Section 5.9.2 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loans and other Obligations (as well as any Notes evidencing such Loans and other Obligations) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to any U.S. Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments on the Loans and other Obligations are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
     The undersigned has furnished the Agent and the Loan Party Agent with a certificate of its non-United States status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Agent and the Loan Party Agent, and (2) the undersigned shall have at all times furnished the Agent and the Loan Party Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[Signature Page Follows]

[NAME OF LENDER]
By:
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT J-2
to
Loan, Security and Guarantee Agreement
FORM OF NON-BANK CERTIFICATE FOR PARTNERSHIP
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
     Reference is made to that certain Loan, Security and Guarantee Agreement dated as of June 14, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among MCJUNKIN RED MAN CORPORATION, a Delaware corporation (“MRC”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN NIGERIA LIMITED, a Delaware corporation (“McJunkin Nigeria”), MCJUNKIN — PUERTO RICO CORPORATION, a Delaware corporation (“McJunkin Puerto Rico”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MCJUNKIN — WEST AFRICA CORPORATION, a Delaware corporation (“McJunkin West Africa”), MIDWAY — TRISTATE CORPORATION, a New York corporation (“Midway”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRM OKLAHOMA MANAGEMENT LLC, a Delaware limited liability company (“MRM Oklahoma”), RUFFNER REALTY COMPANY, a West Virginia corporation (“Ruffner”), and THE SOUTH TEXAS SUPPLY COMPANY, INC., a Texas corporation (“South Texas” and, together with MRC, Greenbrier, McJunkin Nigeria, McJunkin Puerto Rico, McJunkin Development, McJunkin West Africa, Midway, Milton, Management, MRM Oklahoma and Ruffner, the “Initial U.S. Borrowers”), and MIDFIELD SUPPLY ULC, an Alberta unlimited liability company (the “Initial Canadian Borrower” and together with the other Canadian Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the other U.S. Subsidiaries of the U.S. Borrowers from time to time party thereto as U.S. Facility Guarantors and Canadian Facility Guarantors, BANK OF AMERICA, N.A., as collateral agent and administrative agent for itself and the Secured Parties (“Agent”), and the financial institutions from time to time party to the Loan Agreement (“Lenders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.
     Pursuant to the provisions of Section 5.9.2 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loans and other Obligations (as well as any Notes evidencing such Loans and other Obligations) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loans and other Obligations (as well as any Notes evidencing such Loans and Other Obligations), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of any U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to any U.S. Borrower as described in Section 881(c)(3)(C) of the Code and (vi) the interest payments on the Loans and other

Obligations are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
     The undersigned has furnished the Agent and the Loan Party Agent with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Agent and the Loan Party Agent, and (2) the undersigned shall have at all times furnished the Agent and the Loan Party Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[Signature Page Follows]

[NAME OF LENDER]
By:
Name:
Title:

Date: ________ __, 20[ ]

SCHEDULES

Schedule 1.1(a)	Consolidated Interest Expense

Schedule 1.1(b)	Existing Letters of Credit

Schedule 2.1.1(a)	U.S. Revolver Commitment

Schedule 2.1.1(b)	Canadian Revolver Commitment

Schedule 7.3	Pledged Stock/Pledged Debt Securities

Schedule 8.3	Deposit Accounts

Schedule 8.4.1	Location of Collateral

Schedule 9.1.12	Subsidiaries/Excluded Subsidiaries

Schedule 10.1.11	Permitted Transactions with Affiliates

Schedule 10.1.16(c)	Post-Closing Actions

Schedule 10.2.1	Existing Indebtedness

Schedule 10.2.2	Existing Liens

Schedule 10.2.4	Non-Core Assets

Schedule 10.2.5	Existing Investments

Schedule 10.2.10	Permitted Burdensome Agreements

Schedule 13.3.3	Permitted Assignees

Schedule 1.1(a)
Consolidated Interest Expense

Consolidated
Proforma Interest
Month	(in $000s)
May 2010	$11,113
June 2010	$10,902
July 2010	$11,377
August 2010	$11,410
September 2010	$11,103
October 2010	$11,379
November 2010	$11,183
December 2010	$11,411
January 2011	$11,189
February 2011	$10,223
March 2011	$11,242
April 2011	$10,902

TTM	$133,434

Schedule 1.1(b)
Existing Letters of Credit

Beneficiary	Expiration Date	Available Amount	Issuing Bank
The Travelers Indemnity Company	May 1, 2012	$4,284,000.00	JPMorgan Chase Bank, N.A.
Insurance Commissioner of West Virginia	January 31, 2012	$250,000.00	JPMorgan Chase Bank, N.A.
Sentry Insurance a Mutual Company	November 1, 2011	$75,000.00	JPMorgan Chase Bank, N.A.
West Virginia Employers’ Mutual Insurance Company d/b/a Brickstreet Insurance	November 1, 2011	$200,000.00	JPMorgan Chase Bank, N.A.

Schedule 2.1.1(a)
U.S. Revolver Commitments

U.S. Lender	U.S. Revolver Commitment
Bank of America, N.A.	$169,325,330.13
Wells Fargo Bank, National Association	$125,426,170.47
Barclays Bank PLC	$78,391,356.54
Goldman Sachs Lending Partners LLC	$42,857,142.86
U.S. Bank National Association	$42,857,142.86
SunTrust Bank	$45,000,000.00
TD Bank, N.A.	$38,571,428.57
The CIT Group/Business Credit, Inc. and CIT Financial Ltd.	$38,571,428.57
PNC Bank, N.A.	$38,571,428.57
RBS Citizens Business Capital (a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.c1A.)	$45,000,000.00
Union Bank, N.A.	$38,571,428.57
JPMorgan Chase Bank, N.A.	$23,571,428.57
The Huntington National Bank	$25,000,000.00
City National Bank	$19,285,714.29
Flagstar Bank, FSB	$22,500,000.00
Raymond James Bank, FSB	$22,500,000.00
United Bank	$22,500,000.00
City National Bank of West Virginia	$17,500,000.00
Capital One Leveraged Finance Corp.	$14,000,000.00
Citizens Bank	$12,500,000.00
Webster Business Credit	$10,000,000.00
Bank of Oklahoma	$7,500,000.00
Total:	$900,000,000.00

Schedule 2.1.1(b)
Canadian Revolver Commitment

Canadian Lender	Canadian Revolver Commitment
Bank of America, N.A. (acting through its Canada branch)	Cdn $46,674,669.87
Wells Fargo Capital Finance Corporation Canada	Cdn $34,573,829.53
Barclays Bank PLC	Cdn $21,608,643.46
Goldman Sachs Lending Partners LLC	Cdn $7,142,857.14
U.S. Bank National Association	Cdn $7,142,857.14
TD Bank, N.A.	Cdn $6,428,571.43
The CIT Group/Business Credit, Inc. and CIT Financial Ltd.	Cdn $6,428,571.43
PNC Bank, N.A.	Cdn $6,428,571.43
Union Bank, Canada branch	Cdn $6,428,571.43
JPMorgan Chase Bank, N.A.	Cdn $3,928,571.43
City National Bank	Cdn $3,214,285.71
Total:	Cdn $150,000,000.00

Schedule 7.3
Pledged Stock/Pledged Debt Securities
(a) Stock

		No. of Shares of
		Interests
Issuer	Certificate Nos.	Outstanding	Percentage Ownership
Mega Production Testing Inc.	4,5	100	100%
Hagan Oilfield Supply Ltd.	A8	100	100%
(b) Debt

Lender	Borrower	Currency	Amount	Issue Date	Maturity
Midfield Supply ULC	Mega Production Testing Inc.	CAD	2,520,710.62	June 2005	No Maturity

Schedule 8.3
Deposit Accounts

Holder	Institution	Account Number	Description
McJunkin Red Man Corporation	Bank of America, N.A.	3752205969	Operating Account

McJunkin Red Man Corporation	Bank of America, N.A.	3752205383	Depository Account

McJunkin Red Man Corporation	BB&T Corporation	5270852310	MRM POD Account

McJunkin Red Man Corporation	JP Morgan Chase Bank, N.A.	631882040	Receivables Account

McJunkin Red Man Corporation	JP Morgan Chase Bank, N.A.	999500028	Main Account

McJunkin Red Man Corporation	JP Morgan Chase Bank, N.A.	713421006	Flex Spending Account

McJunkin Red Man Corporation	JP Morgan Chase Bank, N.A.	625687249	Tax Account

McJunkin Red Man Corporation	JP Morgan Chase Bank, N.A.	660063751	Petty Cash Account

McJunkin Red Man Corporation	JP Morgan Chase Bank, N.A.	720039205	Expense Reimbursement Account

McJunkin Red Man Corporation	JP Morgan Chase Bank, N.A.	40801801	MRM UK Euro Account

McJunkin Red Man Corporation	PNC Bank, National Association	0001160241	MRM Lockbox Account

McJunkin Red Man Corporation	PNC Bank, National Association	1017296201	MRM Concentration Account

McJunkin Red Man Corporation	PNC Bank, National Association	1131299959	Disbursement Funding Account

McJunkin Red Man Corporation	PNC Bank, National Association	4239703662	Payroll Account

Holder	Institution	Account Number	Description
McJunkin Red Man Corporation	PNC Bank, National Association	4239703638	Wire and Check Payment Account

McJunkin Red Man Corporation	PNC Bank, National Association	4239736421	Wire and Check Payment Account

McJunkin Red Man Corporation	PNC Bank, National Association	4239736448	Payroll Account

McJunkin Nigeria Limited	PNC Bank, National Association	1013637515	Depository Account

Midfield Supply ULC	Bank of America (Canada)	73-105304-386-2200	AR Cash Receipts Lock Box Account

Midfield Supply ULC	Bank of America (Canada)	73-105308-386-2234	Customer Payments Lock Box Account

Midfield Supply ULC	Bank of America (Canada)	73-105308-386-2218	Customer Payments Lock Box Account

Midfield Supply ULC	Alberta Treasury Branches	1090003	No account activity

Midfield Supply ULC	Alberta Treasury Branches	1281488	No account activity expected after payoff of Alberta Treasury Branches credit facility

Schedule 8.4.1
Location of Collateral
See Annex 1.

Schedule 9.1.12
Subsidiaries/Excluded Subsidiaries
(a) Subsidiaries:

		Percentage		Material Subsidiary
Name	Owner	Ownership	Type	(Y/N)
McJunkin Red Man Canada Ltd.	McJunkin Red Man Corporation	100%	Corporation	Y

Midfield Supply ULC	McJunkin Red Man Canada Ltd.	49%	Unlimited Liability Corporation	Y

	Midfield Holdings (Alberta) Ltd.	51%

Midfield Holdings (Alberta) Ltd.	McJunkin Red Man Canada Ltd.	100%	Corporation	N

McJunkin Red Man Development Corporation	McJunkin Red Man Corporation	100%	Corporation	N

McJunkin Red Man UK Ltd	McJunkin Red Man Corporation	100%	Corporation	Y

McJunkin Red Man International Corp.	McJunkin Red Man Corporation	100%	Corporation	N

McJunkin Red Man Asia Pacific Limited	McJunkin Red Man International Corp.	100%	Corporation	N

McJunkin Red Man International Services Corp.	McJunkin Red Man International Corp.	100%	Corporation	N

McJunkin Red Man de Mexico S. de R.L. de C.V.	McJunkin Red Man International Corp.	99.9%	Corporation	N

	McJunkin Red Man International Services Corp.	0.1%

McJunkin Red Man Servicios S. de R.L. de C.V.	McJunkin Red Man International Corp.	99.9%	Corporation	N

	McJunkin Red Man International Services Corp.	0.1%

The South Texas Supply Company, Inc.	McJunkin Red Man Corporation	100%	Corporation	N

		Percentage		Material Subsidiary
Name	Owner	Ownership	Type	(Y/N)
MRC Management Company	McJunkin Red Man Corporation	100%	Corporation	N

Milton Oil & Gas Company	McJunkin Red Man Corporation	100%	Corporation	N

Greenbrier Petroleum Corporation	Milton Oil & Gas Company	100%	Corporation	N

Ruffner Realty Company	McJunkin Red Man Corporation	100%	Corporation	N

MRC Transmark Group B.V.	McJunkin Red Man UK Ltd	100%	Corporation	Y

MRC Transmark Holdings UK Ltd.	MRC Transmark Group B.V.	100%	Corporation	N

MRC Transmark International B.V.	MRC Transmark Group B.V.	100%	Corporation	N

MRC Transmark B.V.	MRC Transmark Group B.V.	100%	Corporation	N

MRC Transmark NV	MRC Transmark Group B.V.	99.9%	Corporation	N

	MRC Transmark B.V.	0.1%

MRC Transmark Kazakhstan	MRC Transmark B.V.	90%	Corporation	N

MRC Transmark Pty Ltd	MRC Transmark Holdings UK Ltd.	100%	Corporation	N

MRC Transmark Limited (New Zealand)	MRC Transmark Holdings UK Ltd.	100%	Corporation	N

MRC Transmark Limited (UK)	MRC Transmark Holdings UK Ltd.	100%	Corporation	N

MRC Transmark Italy srl	MRC Transmark Holdings UK Ltd.	100%	Corporation	N

MRC Transmark (Dragon) Limited	MRC Transmark Limited (UK)	100%	Corporation	N

		Percentage		Material Subsidiary
Name	Owner	Ownership	Type	(Y/N)
MRC Transmark Pte Ltd	MRC Transmark Group B.V.	100%	Corporation	N

MRC Transmark France EURL	MRC Transmark Group B.V.	100%	Corporation	N

Pegler Hattersley Holdings Pty. Ltd	MRC Transmark Pty Ltd	100%	Corporation	N

Pegler Beacon Australia Pty Ltd	Pegler Hattersley Holdings Pty. Ltd	100%	Corporation	N

Heaton Valves Limited	MRC Transmark Limited	100%	Corporation	N

Transmark International Limited	MRC Transmark Limited	100%	Corporation	N

Transmark Fortim Engineering Pte. Ltd.	MRC Transmark Group B.V.	100%	Corporation	N

McJunkin de Angola, LDA	McJunkin Red Man Development Corporation	51%	Corporation	N

	McJunkin-West Africa Corporation	49%

McJunkin-West Africa Corporation	McJunkin Red Man Corporation	100%	Corporation	N

MRM Oklahoma Management LLC	MRC Management Company	100%	Limited Liability Company	N

McJunkin-Puerto Rico Corporation	McJunkin Red Man Corporation	100%	Corporation	N

McJunkin Venezuela NIT	McJunkin Red Man Corporation	100%	Corporation	N

Midway-Tristate Corporation	McJunkin Red Man Corporation	100%	Corporation	N

Red Man Pipe & Supply International Limited	McJunkin Red Man Corporation	100%	Corporation	N

		Percentage		Material Subsidiary
Name	Owner	Ownership	Type	(Y/N)
McJunkin Nigeria Limited (DE)	McJunkin Red Man Corporation	100%	Corporation	N

McJunkin Nigeria Limited (Nigeria)	McJunkin Red Man Corporation	100%	Corporation	N

Mega Production Testing Inc.	Midfield Supply ULC	100%	Corporation	N

Hagan Oilfield Supply Ltd.	Midfield Supply ULC	100%	Corporation	N

Red Man Distributors LLC	McJunkin Red Man Corporation	100%	Limited Liability Company	N
(b) Excluded Subsidiaries:
Red Man Distributors LLC, an Oklahoma limited liability company

Schedule 10.1.11
Permitted Transactions with Affiliates
None specified.

Schedule 10.1.16(c)
Post-Closing Actions

Action	Date
Deposit Account Control Agreement in respect of JPMorgan Chase Bank, N.A. account number 631882040	30 Business Days

Establish new Dominion Account(s) subject to Deposit Account Control Agreement(s) and direct applicable customers to deliver remittances to such new Dominion Account(s) in replacement of PNC Bank account numbers 0001160241 and 1013637515; or enter into a revised Deposit Account Control Agreement with PNC Bank with respect to such accounts that is acceptable to Agent in its sole discretion	90 days

Schedule 10.2.1
Existing Indebtedness
Capital Leases

Warehouse	State	County	Lessor	Amount	Expiration
Branch 023 - St. Louis	MO	Independent City	Hansford Associates, LP	$164,325	09/30/14
Branch 026 - Augusta	GA	Richmond	Hansford Associates, LP	$203,688	12/31/14
Branch 040 - Cleveland	OH	Cuyahoga	Hansford Associates, LP	$525,879	10/31/20
Branch 097 - Texas City	TX	Galveston	Hansford Associates, LP	$190,479	12/31/22
Branch 021 - Calvert City	KY	Marshall	Hansford Associates, LP	$275,363	10/31/16
Branch 030 - Charleston	SC	Charleston	Hansford Associates, LP	$103,856	12/31/13
Branch 110 - Rock Springs	WY	Sweetwater	Hansford Associates, LP	$147,485	03/31/22
Branch 112 - Bakersfield	CA	Kern	Hansford Associates, LP	$1,075,676	03/31/22
Branch 076 - Little Rock	AR	Pulaski	Hansford Associates, LP	$191,407	12/31/16

Schedule 10.2.2
Existing Liens
None specified.

Schedule 10.2.4
Non-Core Assets
Hansford Street property and building (1400, 1401 and 1403 Hansford Street, Charleston, WV 25301)

Schedule 10.2.5
Existing Investments
$142,777 Investment in Modern Sales Cooperative
$54,588 Investment in club memberships and long-term sporting event seating licenses

Schedule 10.2.10
Permitted Burdensome Agreements
None specified.

Schedule 13.3.3
Permitted Assignees
Any transaction where Goldman Sachs Lending Partners LLC, Goldman Sachs Credit Partners L.P. or any of their respective successors becomes a Lender hereunder.

Annex 1: Location of Collateral

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
1ST CHOICE-KALKASKA, MI	1256 Thomas Road	Kalkaska	MI	49646	THIRD PARTY — PBB	$372,860.46	Third Party Yard — BR 218			McJunkin Red Man Corporation
A & A COATERS-LONE STAR, TX	3679 FM 250	Lone Star	TX	75668	THIRD PARTY — LINE PIPE	$3,513,722.59	Third Party Yard			McJunkin Red Man Corporation
ABRASIVE BLASTING AND COATING-VALLEJO, CA	1260 Railroad Avenue	Vallejo	CA	94592	THIRD PARTY — PBB	$107,940.09	Third Party Yard — BR 160			McJunkin Red Man Corporation
AERA ENERGY BELRIDGE YARD-MCKITTRICK, CA	20372 7th Standard Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$12,756.64				McJunkin Red Man Corporation
AERA ENERGY LLC-HUNTINGTON BEACH, CA	20101 Golden West Street	Huntington Beach	CA	92648	CUSTOMER BAILMENT	$1,089.39				McJunkin Red Man Corporation
AERA ENERGY LLC-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$25,349.92				McJunkin Red Man Corporation
AERA ENERGY LLC-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$221.39	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY LLC-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$642.77	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
AERA ENERGY-COALINGA, CA	9 Miles NE of Coalinga	Coalinga	CA	93210	CUSTOMER BAILMENT	$2,265.31	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-FELLOWS, CA	25401 Highway 33	Fellows	CA	93324	CUSTOMER BAILMENT	$1,970.83	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-FELLOWS, CA	25401 Highway 33	Fellows	CA	93324	CUSTOMER BAILMENT	$8,314.69	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-HUNTINGTON BEACH, CA	20101 Golden West Street	Huntington Beach	CA	92648	CUSTOMER BAILMENT	$202.46	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-HUNTINGTON BEACH, CA	20101 Golden West Street	Huntington Beach	CA	92648	CUSTOMER BAILMENT	$892.87	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-HUNTINGTON BEACH, CA	20101 Golden West Street	Huntington Beach	CA	92648	CUSTOMER BAILMENT	$2,293.21	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-HUNTINGTON BEACH, CA	20101 Golden West Street	Huntington Beach	CA	92648	CUSTOMER BAILMENT	$2,597.97	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-HUNTINGTON BEACH, CA	20101 Golden West Street	Huntington Beach	CA	92648	CUSTOMER BAILMENT	$4,336.29	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	TRUCK STOCK	$902.09	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	TRUCK STOCK	$911.98	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	CUSTOMER BAILMENT	$1,565.64	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	CUSTOMER BAILMENT	$1,651.44	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	TRUCK STOCK	$3,746.92	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	TRUCK STOCK	$5,104.19	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	TRUCK STOCK	$6,776.33	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MARICOPA, CA	29235 Highway 33	Maricopa	CA	93252	CUSTOMER BAILMENT	$8,443.43	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$27.30	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$119.03	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$170.24	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$240.73	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$430.48	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$468.19	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$506.01	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$616.07	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$858.88	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$1,251.43	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$1,619.62	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$2,148.29	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$2,348.49	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$2,728.55	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$3,464.19	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$3,507.38	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$4,202.40	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	TRUCK STOCK	$4,934.94	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-MCKITTRICK, CA	19590 7th Standard Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$61,631.12	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-SAN ARDO, CA	288 Sargent Canyon Road	San Ardo	CA	93450	CUSTOMER BAILMENT	$474.17	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-SAN ARDO, CA	288 Sargent Canyon Road	San Ardo	CA	93450	CUSTOMER BAILMENT	$1,006.93	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$559.10	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
AERA ENERGY-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$582.18	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$1,359.99	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$2,073.06	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$2,639.42	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-VENTURA, CA	3382 North Venture Avenue	Ventura	CA	93001	CUSTOMER BAILMENT	$4,206.44	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$4,897.59	Inventory Only			McJunkin Red Man Corporation
AERA ENERGY-VENTURA, CA	1800 School Canyon Road	Ventura	CA	93001	CUSTOMER BAILMENT	$19,087.07	Inventory Only			McJunkin Red Man Corporation
AERA-FELLOWS, CA	26407 Highway 33	Fellows	CA	93324	CUSTOMER BAILMENT	$80,113.39	Inventory Only			McJunkin Red Man Corporation
AERA-MCKITTRICK, CA	20372 Seventh Standard Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$24,830.80	Inventory Only			McJunkin Red Man Corporation
AFTON CHEMICAL-SAUGET, IL	502 Monsanto Avenue	Sauget	IL	62201	CUSTOMER BAILMENT	$35,683.53	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
AGAVE ENERGY-ARTESIA, NM	288 Kincaid Road	Artesia	NM	88210	CUSTOMER BAILMENT	$5,541.95	Inventory Only			McJunkin Red Man Corporation
AGAVE PETROLEUM-ROSWELL, NM	6263 N Main Street	Roswell	NM	88201	CUSTOMER BAILMENT	$757.83	Inventory Only			McJunkin Red Man Corporation
AKER KVAERNER SONGER-MUNSTER, IN	101 W. 45th Street	Munster	IN	46321	INTERNAL — BR 032	$37,080.05	Inventory Only — BR 032			McJunkin Red Man Corporation
AKZO NOBEL-COLUMBUS, MS	4374 Nashville Ferry Rd E	Columbus	MS	39702	CUSTOMER BAILMENT	$35,199.87	Inventory Only			McJunkin Red Man Corporation
ALBEMARLE-MAGNOLIA, AR	2270 Highway 79 South	Magnolia	AR	71753	CUSTOMER BAILMENT	$373,906.76	Inventory Only			McJunkin Red Man Corporation
ALBEMARLE-ORANGEBURG, SC	Cannon Road	Orangeburg	SC	29115	CUSTOMER BAILMENT	$161,967.95	Inventory Only			McJunkin Red Man Corporation
ALBEMARLE-PASADENA, TX	1000 North South Street	Pasadena	TX	77503	CUSTOMER BAILMENT	$873.08	Inventory Only			McJunkin Red Man Corporation
ALBEMARLE-PASADENA, TX	1000 North South Street	Pasadena	TX	77503	CUSTOMER BAILMENT	$2,553.85	Inventory Only			McJunkin Red Man Corporation
ALBEMARLE-PASADENA, TX	1000 North South Street	Pasadena	TX	77503	CUSTOMER BAILMENT	$2,655.25	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ALBEMARLE-PASADENA, TX	1000 North South Street	Pasadena	TX	77503	CUSTOMER BAILMENT	$3,382.72	Inventory Only			McJunkin Red Man Corporation
ALBEMARLE-PASADENA, TX	13000 Bay Park Road	Pasadena	TX	77507	CUSTOMER BAILMENT	$18,356.89	Inventory Only			McJunkin Red Man Corporation
ALBUQUERQUE, NM	514 Carmony Road NE	Albuquerque	NM	87107		$686,484.83	Service Branch			McJunkin Red Man Corporation
ALLTRANS PORT SERVICE-HOUSTON, TX	9640 Clinton Drive	Houston	TX	77029	THIRD PARTY — OCTG	$23,193.76	Third Party Yard			McJunkin Red Man Corporation
ALLTRANS PORT SERVICES-HOUSTON, TX	9640 Clinton Drive	Houston	TX	77029	THIRD PARTY — OCTG	$785.73	Third Party Yard			McJunkin Red Man Corporation
ALON-BIG SPRINGS, TX	I-20 East At Refinery Road	Big Springs	TX	79720	CUSTOMER BAILMENT	$75,048.95	Inventory Only			McJunkin Red Man Corporation
AMKO SERVICE CO-STOW, OH	4704 Hudson Drive	Stow	OH	44224	INTERNAL — BR 040	$243,489.66	Inventory Only — BR 040			McJunkin Red Man Corporation
AMOCO WHITING REFINERY-WHITING, IN	2815 Indianapolis Blvd	Whiting	IN	46394	CUSTOMER BAILMENT	$1,208.52	Inventory Only			McJunkin Red Man Corporation
AMOCO WHITING REFINERY-WHITING, IN	2815 Indianapolis Blvd	Whiting	IN	46394	CUSTOMER BAILMENT	$2,402.12	Inventory Only			McJunkin Red Man Corporation
AMOCO WHITING REFINERY-WHITING, IN	2815 Indianapolis Blvd	Whiting	IN	46394	CUSTOMER BAILMENT	$4,337.85	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
AMOCO WHITING REFINERY-WHITING, IN	2815 Indianapolis Blvd	Whiting	IN	46394	CUSTOMER BAILMENT	$7,126.84	Inventory Only			McJunkin Red Man Corporation
AMOCO WHITING REFINERY-WHITING, IN	2815 Indianapolis Blvd	Whiting	IN	46394	CUSTOMER BAILMENT	$9,375.10	Inventory Only			McJunkin Red Man Corporation
AMOCO-ALVIN, TX	FM 2004 South	Alvin	TX	77511	CUSTOMER BAILMENT	$2,521.38	Inventory Only			McJunkin Red Man Corporation
ANADARKO E & P CO-BAGGS, WY	22 Miles N of Baggs WY	Baggs	WY	82321	CUSTOMER BAILMENT	$6,593.35	Inventory Only			McJunkin Red Man Corporation
ANADARKO E & P CO-ROCK SPRINGS, WY	2 Miles Patrick Draw Road	Rock Springs	WY	82901	CUSTOMER BAILMENT	$29,068.74	Inventory Only			McJunkin Red Man Corporation
ANADARKO PETROLEUM-ELKHART, KS	1105 Sherman Avenue	Elkhart	KS	67950	CUSTOMER BAILMENT	$2,297.30	Inventory Only			McJunkin Red Man Corporation
ANADARKO-VERNAL, UT	65 Miles South of Vernal	Vernal	UT	84078	CUSTOMER BAILMENT	$86,688.77	Inventory Only			McJunkin Red Man Corporation
ANADARKO-VERNAL, UT	50 Miles S of Vernal	Vernal	UT	84078	CUSTOMER BAILMENT	$917,275.13	Inventory Only			McJunkin Red Man Corporation
ANCHORAGE, AK	2320 Post Road	Anchorage	AK	99501		$744,497.06	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ANDREWS, TX	1200 South Main	Andrews	TX	79714		$468,713.78	Service Branch			McJunkin Red Man Corporation
ARCADIA, LA	730 First St. Hwy. 81	Arcadia	LA	71001		$479,242.04	Service Branch			McJunkin Red Man Corporation
ARCTIC PIPE INSPECTION INC-HOUSTON, TX	9500 Sheldon Road	Houston	TX	77049	THIRD PARTY — OCTG	$4,735,854.54	Third Party Yard			McJunkin Red Man Corporation
ARCTIC-HOUSTON, TX	9500 Sheldon Road	Houston	TX	77049	THIRD PARTY — OCTG	$1,092,177.22	Third Party Yard			McJunkin Red Man Corporation
ARDMORE, OK	621 1/2 Interstate Drive	Ardmore	OK	73401		$879,233.06	Service Branch			McJunkin Red Man Corporation
ARKEMA-AXIS, AL	13755 Highway 43 North	Axis	AL	36505	CUSTOMER BAILMENT	$5,603.63	Inventory Only			McJunkin Red Man Corporation
ARMOR-COTE-ROBSTOWN, TX	Highway 77 S FM Rd 2826	Robstown	TX	78380	THIRD PARTY — LINE PIPE	$35,933.98	Third Party Yard			McJunkin Red Man Corporation
ARROW WHSE-HOUSTON, TX	10600 Beaumont Highway	Houston	TX	77013	THIRD PARTY — OCTG	$49,358.93	Third Party Yard			McJunkin Red Man Corporation
ARTESIA, NM	200 East Main	Artesia	NM	88210		$953,058.31	Service Branch			McJunkin Red Man Corporation
ASHLAND WAREHOUSE-ASHLAND, KY	12005 Virginia Blvd	Ashland	KY	41102		$430,440.11	Inventory Only	Leased		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-ATHENS, GA	170 Paradise Blvd	Athens	GA	30607	CUSTOMER BAILMENT	$3,057.09	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ATHENS, GA	170 Paradise Blvd	Athens	GA	30607	CUSTOMER BAILMENT	$9,014.22	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ATLANTA, GA	660 Ralph McGill Blvd	Atlanta	GA	30308	CUSTOMER BAILMENT	$14,537.71	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ATLANTA, GA	5105 Tulane Drive SW	Atlanta	GA	30336	CUSTOMER BAILMENT	$17,125.60	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ATLANTA, GA	660 Ralph McGill Blvd	Atlanta	GA	30308	CUSTOMER BAILMENT	$81,177.05	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-AUGUSTA, GA	1840 Wylds Road	Augusta	GA	30909	CUSTOMER BAILMENT	$7,777.78	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-BALL GROUND, GA	357 Wilbanks Drive	Ball Ground	GA	30107	CUSTOMER BAILMENT	$1,987.00	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-BLYTHEVILLE, AR	5056 N County Rd 967	Blytheville	AR	72315	THIRD PARTY — PBB	$19,114.78	Third Party Yard — BR 009			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-BRUNSWICK, GA	133 Owens Lane	Brunswick	GA	31525	CUSTOMER BAILMENT	$1,571.11	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-BRUNSWICK, GA	133 Owens Lane	Brunswick	GA	31525	CUSTOMER BAILMENT	$8,468.53	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CARROLLTON, GA	Old Bremen Road	Carrollton	GA	30117	CUSTOMER BAILMENT	$3,027.45	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CARROLLTON, GA	Old Bremen Road	Carrollton	GA	30117	CUSTOMER BAILMENT	$11,651.19	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CARTERSVILLE, GA	130 Allatoona Dam Road	Cartersville	GA	30120	INTERNAL — BR 009	$248,680.37	Inventory Only — BR 009			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CHAMBLEE, GA	4959 New Peachtree Road	Chamblee	GA	30341	CUSTOMER BAILMENT	$2,320.90	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CHAMBLEE, GA	4959 New Peachtree Road	Chamblee	GA	30341	CUSTOMER BAILMENT	$31,180.67	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CHATTANOOGA, TN	2207 Olan Mills Drive	Chattanooga	TN	37421	CUSTOMER BAILMENT	$3,019.68	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CHATTANOOGA, TN	2207 Olan Mills Drive	Chattanooga	TN	37421	CUSTOMER BAILMENT	$17,352.58	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CHESAPEAKE, VA	1363 Great Bridge Blvd	Chesapeake	VA	23320	CUSTOMER BAILMENT	$35,379.11	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-CONYERS, GA	350 Gees Mill Business Parkway	Conyers	GA	30013	CUSTOMER BAILMENT	$3,543.80	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CONYERS, GA	350 Gees Mill Business Parkway	Conyers	GA	30013	CUSTOMER BAILMENT	$24,591.72	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CUMMING, GA	1480 Oak Industrial Lane	Cumming	GA	30041	CUSTOMER BAILMENT	$4,367.90	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-CUMMING, GA	1480 Oak Industrial Lane	Cumming	GA	30041	CUSTOMER BAILMENT	$44,806.36	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-DULUTH, GA	2695 Old Peachtree Road	Duluth	GA	30096	CUSTOMER BAILMENT	$5,073.17	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-DULUTH, GA	2695 Old Peachtree Road	Duluth	GA	30096	CUSTOMER BAILMENT	$61,658.12	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-FLEMINGTON, NJ	60 East Main Street	Flemington	NJ	8822	CUSTOMER BAILMENT	$7,753.46	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-GAINESVILLE, GA	2100 Atlanta Highway	Gainesville	GA	30504	CUSTOMER BAILMENT	$909.37	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-GAINESVILLE, GA	2100 Atlanta Highway	Gainesville	GA	30504	CUSTOMER BAILMENT	$6,407.90	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-GRIFFIN, GA	314 W College Street	Griffin	GA	30224	CUSTOMER BAILMENT	$1,613.18	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-GRIFFIN, GA	314 W College Street	Griffin	GA	30224	CUSTOMER BAILMENT	$5,745.97	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-HIALEAH, FL	955 East 25th Street	Hialeah	FL	33013	CUSTOMER BAILMENT	$2,323.17	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-HIALEAH, FL	955 East 25th Street	Hialeah	FL	33013	CUSTOMER BAILMENT	$36,371.16	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-JACKSONVILLE, FL	5440 Highway Avenue	Jacksonville	FL	32254	CUSTOMER BAILMENT	$1,902.90	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-JESUP, GA	630 West Cherry Street	Jesup	GA	31545	CUSTOMER BAILMENT	$1,551.41	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-JESUP, GA	630 West Cherry Street	Jesup	GA	31545	CUSTOMER BAILMENT	$5,192.15	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-MACON, GA	1691 Bass Road	Macon	GA	31210	CUSTOMER BAILMENT	$3,969.62	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-MACON, GA	1691 Bass Road	Macon	GA	31210	CUSTOMER BAILMENT	$12,386.84	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-MARIETTA, GA	1356 Cobb Industrial Road	Marietta	GA	30066	CUSTOMER BAILMENT	$2,979.28	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-MARIETTA, GA	1356 Cobb Industrial Road	Marietta	GA	30066	CUSTOMER BAILMENT	$54,129.17	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-MILLEDGEVILLE, GA	550 Hammock Road	Milledgeville	GA	31061	CUSTOMER BAILMENT	$1,059.98	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-MILLEDGEVILLE, GA	550 Hammock Road	Milledgeville	GA	31061	CUSTOMER BAILMENT	$2,949.21	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-NEWNAN, GA	242 Bullsboro Drive	Newnan	GA	30263	CUSTOMER BAILMENT	$3,124.33	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-NEWNAN, GA	242 Bullsboro Drive	Newnan	GA	30263	CUSTOMER BAILMENT	$17,545.23	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-NEWPORT NEWS, VA	746 Diligence Drive	Newport News	VA	23606	CUSTOMER BAILMENT	$3,557.20	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-NEWPORT NEWS, VA	746 Diligence Drive	Newport News	VA	23606	CUSTOMER BAILMENT	$31,197.12	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-NORFOLK, VA	3719 Virginia Beach Blvd	Norfolk	VA	23502	CUSTOMER BAILMENT	$10,798.84	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-NORFOLK, VA	3719 Virginia Beach Blvd	Norfolk	VA	23502	CUSTOMER BAILMENT	$43,438.12	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-OWENTON, KY	970 Highway 127 N	Owenton	KY	40359	INTERNAL — BR 009	$14,006.00	Inventory Only — BR 009			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-PLATTSMOUTH, NE	203 Wiles Road	Plattsmouth	NE	68048	INTERNAL — BR 009	$185,060.50	Inventory Only — BR 009			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-RICHMOND, VA	2500 Bellwood Road	Richmond	VA	23237	CUSTOMER BAILMENT	$5,099.00	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-RIVERDALE, GA	508 Highway 138 SW	Riverdale	GA	30274	CUSTOMER BAILMENT	$7,719.54	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-RIVERDALE, GA	508 Highway 138 SW	Riverdale	GA	30274	CUSTOMER BAILMENT	$38,532.49	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ROCKLEDGE, FL	4180 S US Highway 1	Rockledge	FL	32955	CUSTOMER BAILMENT	$1,451.71	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ROCKLEDGE, FL	4180 S US Highway 1	Rockledge	FL	32955	CUSTOMER BAILMENT	$20,993.89	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ROME, GA	1515 Veterans Memorial Highway	Rome	GA	30161	CUSTOMER BAILMENT	$2,294.38	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-ROME, GA	1515 Veterans Memorial Highway	Rome	GA	30161	CUSTOMER BAILMENT	$16,200.61	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-SAVANNAH, GA	1674 Catham Parkway	Savannah	GA	31415	CUSTOMER BAILMENT	$1,340.07	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-SAVANNAH, GA	1647 Chatham Parkway	Savannah	GA	31415	CUSTOMER BAILMENT	$18,958.30	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-STEWARTSVILLE, NJ	148 Edison Road	Stewartsville	NJ	08886	CUSTOMER BAILMENT	$15,681.41	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-TUCKER, GA	4411 Bibb Blvd	Tucker	GA	30084	CUSTOMER BAILMENT	$13,551.41	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-UNION, NJ	Utilities Road	Union	NJ	07083	CUSTOMER BAILMENT	$55,421.50	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-VALDOSTA, GA	1559 Commerce Drive	Valdosta	GA	31601	CUSTOMER BAILMENT	$1,035.86	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-VALDOSTA, GA	1559 Commerce Drive	Valdosta	GA	31601	CUSTOMER BAILMENT	$7,236.11	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-VIDALIA, GA	103 Brantley Road	Vidalia	GA	30474	CUSTOMER BAILMENT	$1,071.78	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-VIDALIA, GA	103 Brantley Road	Vidalia	GA	30474	CUSTOMER BAILMENT	$5,032.26	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-WAYCROSS, GA	18 Memorial Drive	Waycross	GA	31503	CUSTOMER BAILMENT	$960.87	Inventory Only			McJunkin Red Man Corporation
ATLANTA GAS LIGHT-WAYCROSS, GA	18 Memorial Drive	Waycross	GA	31503	CUSTOMER BAILMENT	$6,738.41	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATLANTA GAS LIGHT-WOODSTOCK, GA	451 Toonigh Road	Woodstock	GA	30115	CUSTOMER BAILMENT	$11,950.78	Inventory Only			McJunkin Red Man Corporation
ATLANTA, GA	4411 Bibb Blvd	Tucker	GA	30084		$3,764,528.05	Service Branch	Leased		McJunkin Red Man Corporation
ATLANTA, MI	16950 M-32 East	Atlanta	GA	49709		$212,384.02		Leased		McJunkin Red Man Corporation
ATLAS ROOFING CORP-ARDMORE, OK	2300 South Veterans Blvd	Ardmore	OK	73401	CUSTOMER BAILMENT	$2,664.81	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-ABILENE, TX	1449 South Treadaway	Abilene	TX	79602	CUSTOMER BAILMENT	$91,737.02	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-ARLINGTON, TX	106 Stadium Drive	Arlington	TX	76010	CUSTOMER BAILMENT	$103,328.27	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-ATHENS, TX	9350 CR 1205	Athens	TX	75751	CUSTOMER BAILMENT	$7,955.88	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-ATHENS, TX	6466 St Highway 19 S	Athens	TX	75751	CUSTOMER BAILMENT	$26,535.32	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-BEDFORD, TX	2000 Reliance Parkway	Bedford	TX	76021	CUSTOMER BAILMENT	$94,248.06	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY MID-TEX DIVISION-BOYD, TX	142 North FM 730	Boyd	TX	76023	CUSTOMER BAILMENT	$63,829.32	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-BROWNWOOD, TX	4304 Danhil Drive	Brownwood	TX	76801	CUSTOMER BAILMENT	$41,500.88	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-BRYAN, TX	297 Earl Rudder FWY	Bryan	TX	77802	CUSTOMER BAILMENT	$15,832.09	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-BRYAN, TX	297 N Earl Rudder Fwy	Bryan	TX	77802	CUSTOMER BAILMENT	$98,030.81	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-BURNET, TX	3100 S Water Street	Burnet	TX	78611	CUSTOMER BAILMENT	$19,795.83	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-CARROLLTON, TX	1400 East Patton Place	Carrollton	TX	75007	CUSTOMER BAILMENT	$111,647.50	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-CORSICANA, TX	2340 S Business 45	Corsicana	TX	75110	CUSTOMER BAILMENT	$45,980.96	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-DALLAS, TX	2601 Logan Street	Dallas	TX	75215	CUSTOMER BAILMENT	$290,346.72	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-DENTON, TX	106 N Bradshaw Street	Denton	TX	76205	CUSTOMER BAILMENT	$20,249.95	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-DENTON, TX	106 N Bradshaw Street	Denton	TX	76205	CUSTOMER BAILMENT	$81,574.08	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY MID-TEX DIVISION-DESOTO, TX	917 E Centre Park Blvd	Desoto	TX	75115	CUSTOMER BAILMENT	$60,793.65	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-EASTLAND, TX	240 Highway 3101	Eastland	TX	76448	CUSTOMER BAILMENT	$27,530.51	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-FORT WORTH, TX	100 W Morningside Drive	Fort Worth	TX	76110	CUSTOMER BAILMENT	$17,602.98	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-FREDERICKSBURG, TX	107 S Lee Street	Fredericksburg	TX	78624	CUSTOMER BAILMENT	$35,024.02	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-FT WORTH, TX	4580 Blue Mound Road	Fort Worth	TX	76106	CUSTOMER BAILMENT	$40,850.10	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-FT WORTH, TX	100 W Morningside Drive	Fort Worth	TX	76110	CUSTOMER BAILMENT	$215,162.35	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-GAINESVILLE, TX	2601 W Highway 82	Gainesville	TX	76240	CUSTOMER BAILMENT	$29,213.65	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-GARLAND, TX	1310 Highway 66	Garland	TX	75040	CUSTOMER BAILMENT	$18,539.09	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-GARLAND, TX	1310 Highway 66	Garland	TX	75040	CUSTOMER BAILMENT	$120,554.98	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY MID-TEX DIVISION-GATESVILLE, TX	407 N Highway 36	Gatesville	TX	76528	CUSTOMER BAILMENT	$18,691.67	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-GREENVILLE, TX	7909 Traders Circle	Greenville	TX	75402	CUSTOMER BAILMENT	$46,035.02	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-GROESBECK, TX	1774 N Highway 4	Groesbeck	TX	76642	CUSTOMER BAILMENT	$55,384.00	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-HILLSBORO, TX	1507 Abbott Avenue	Hillsboro	TX	76645	CUSTOMER BAILMENT	$30,134.27	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-IRVING, TX	1931 E 6th Street	Irving	TX	75060	CUSTOMER BAILMENT	$97,927.54	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-JOSHUA, TX	360 N Gregory	Joshua	TX	76058	CUSTOMER BAILMENT	$36,851.75	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-KILLEEN, TX	317 N 2nd Street	Killeen	TX	76541	CUSTOMER BAILMENT	$58,849.68	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-LONGVIEW, TX	2009 East Cotton	Longview	TX	75602	CUSTOMER BAILMENT	$41,724.31	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-MCKINNEY, TX	1681 Corporate Drive	McKinney	TX	75217	CUSTOMER BAILMENT	$91,248.19	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-PALESTINE, TX	200 Willow Creek Parkway	Palestine	TX	75801	CUSTOMER BAILMENT	$25,691.65	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY MID-TEX DIVISION-PARIS, TX	3005 NW Loop 286	Paris	TX	75460	CUSTOMER BAILMENT	$48,758.46	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-PLANO, TX	3697 Maple Shade	Plano	TX	75075	CUSTOMER BAILMENT	$2,087.14	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-PLANO, TX	3697 Maple Shade	Plano	TX	75075	CUSTOMER BAILMENT	$98,305.22	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-ROUND ROCK, TX	3110 North I-35	Round Rock	TX	78624	CUSTOMER BAILMENT	$105,628.36	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-SAN ANGELO, TX	1730 North Main	San Angelo	TX	76903	CUSTOMER BAILMENT	$59,295.86	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-SHERMAN, TX	5111 Blue Flame Lane	Sherman	TX	75090	CUSTOMER BAILMENT	$118.86	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-SHERMAN, TX	5111 Blue Flame Lane	Sherman	TX	75090	CUSTOMER BAILMENT	$67,358.00	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-STAMFORD, TX	1601 CR 124	Stamford	TX	79553	CUSTOMER BAILMENT	$18,939.03	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-STEPHENVILLE, TX	883 North Graham Street	Stephenville	TX	76401	CUSTOMER BAILMENT	$37,023.02	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY MID-TEX DIVISION-SULPHUR SPRINGS, TX	1530 W Industrial	Sulphur Springs	TX	75482	CUSTOMER BAILMENT	$34,881.61	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-SWEETWATER, TX	FM 419	Sweetwater	TX	79556	CUSTOMER BAILMENT	$34,118.85	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-TEMPLE, TX	2138 Lucius Mccelvey Drive	Temple	TX	76504	CUSTOMER BAILMENT	$54,360.90	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-TENNESSEE COLONY, TX	1897 FM 2706	Tennessee Colony	TX	75861	CUSTOMER BAILMENT	$7,183.47	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-WACO, TX	1500 W Loop 340	Waco	TX	76712	CUSTOMER BAILMENT	$87,275.77	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-WAXAHACHIE, TX	901 Ferris Avenue	Waxahachie	TX	75165	CUSTOMER BAILMENT	$41,471.58	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY MID-TEX DIVISION-WICHITA FALLS, TX	5808 Ashleyanne Circle	Wichita Falls	TX	76310	CUSTOMER BAILMENT	$82,099.06	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-ANTHONY, KS	224 North Massachusetts	Anthony	KS	67003	CUSTOMER BAILMENT	$8,971.62	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-BONNER SPRINGS, KS	132 North Armour	Bonner Springs	KS	66012	CUSTOMER BAILMENT	$5,552.07	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY-BOWLING GREEN, KY	2850 Russellville Road	Bowling Green	KY	42101	CUSTOMER BAILMENT	$65,854.69	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-BUTLER, MO	100 South Main Street	Butler	MO	64730	CUSTOMER BAILMENT	$10,247.09	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-CAMPBELLSVILLE, KY	410 E Main Street	Campbellsville	KY	42718	CUSTOMER BAILMENT	$22,934.69	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-CARUTHERSVILLE, MO	900 Truman Blvd	Caruthersville	MO	63830	CUSTOMER BAILMENT	$26,961.01	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-CLARKSDALE, MS	121 Delta Street	Clarksdale	MS	38614	CUSTOMER BAILMENT	$1,828.13	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-CLEVELAND, MS	107 W Sunflower Road	Cleveland	MS	38732	CUSTOMER BAILMENT	$2,262.17	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-COLUMBUS, GA	2300 Victory Drive	Columbus	GA	31901	CUSTOMER BAILMENT	$66,322.28	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-COLUMBUS, MS	1423 Main Street	Columbus	MS	39701	CUSTOMER BAILMENT	$6,897.56	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-DANVILLE, KY	449 Whirlaway Drive	Danville	KY	40422	CUSTOMER BAILMENT	$28,202.94	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY-FLOWOOD, MS	790 Liberty Road	Flowood	MS	39232	CUSTOMER BAILMENT	$10,507.21	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-FRANKLIN, TN	200 Noah Drive	Franklin	TN	37064	CUSTOMER BAILMENT	$2,357.06	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-GAINESVILLE, GA	175 John W Morrow Way	Gainesville	GA	30501	CUSTOMER BAILMENT	$50,349.12	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-GLASGOW, KY	200 N Broadway	Glasgow	KY	42141	CUSTOMER BAILMENT	$19,668.45	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-GREENVILLE, MS	332 Main Street	Greenville	MS	38701	CUSTOMER BAILMENT	$6,111.89	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-GREENWOOD, MS	120 East Church Street	Greenwood	MS	38930	CUSTOMER BAILMENT	$2,090.22	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-GRENADA, MS	1456 Commerce Street	Grenada	MS	38901	CUSTOMER BAILMENT	$1,680.64	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-GUNNISON, CO	417 Bidwell Street	Gunnison	CO	81230	CUSTOMER BAILMENT	$16,635.37	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-HANNIBAL, MO	2 Industrial Loop Road	Hannibal	MO	63401	CUSTOMER BAILMENT	$16,501.79	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-HARRISBURG, IL	611 North Main Street	Harrisburg	IL	62946	CUSTOMER BAILMENT	$16,691.51	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY-HERINGTON, KS	601 West Main Street	Herington	KS	67449	CUSTOMER BAILMENT	$12,091.20	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-HOPKINSVILLE, KY	1833 East 9th Street	Hopkinsville	KY	42240	CUSTOMER BAILMENT	$20,204.33	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-INDEPENDENCE, KS	21st & Maple Street	Independence	KS	67301	CUSTOMER BAILMENT	$22,838.22	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-INDIANOLA, MS	100 B Front Street	Indianola	MS	38751	CUSTOMER BAILMENT	$4,234.44	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-JACKSON, MO	720 Lee Avenue	Jackson	MO	63755	CUSTOMER BAILMENT	$39,965.12	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-JACKSON, MS	4155 Industrial Drive	Jackson	MS	39209	CUSTOMER BAILMENT	$53,273.95	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-JACKSON, MS	4155 Industrial Drive	Jackson	MS	39209	CUSTOMER BAILMENT	$61,928.54	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-JACKSON, MS	4155 Industrial Drive	Jackson	MS	39209		$434,069.44	Service Branch			McJunkin Red Man Corporation
ATMOS ENERGY-JOHNSON, KS	201 South Main Street	Johnson	KS	67855	CUSTOMER BAILMENT	$17,082.33	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY-KEOKUK, IA	24 South 10th Street	Keokuk	IA	52632	CUSTOMER BAILMENT	$17,799.75	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-KIRKSVILLE, MO	916 North Green Street	Kirksville	MO	63501	CUSTOMER BAILMENT	$17,848.63	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-KOSKIUSKO, MS	510 Veterans Memorial Dr	Kosciusko	MS	39090	CUSTOMER BAILMENT	$6,286.52	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-LUBBOCK, TX	4003 MLK Jr. Blvd	Lubbock	TX	79404		$768,613.57	Service Branch			McJunkin Red Man Corporation
ATMOS ENERGY-MADISONVILLE, KY	638 W Broadway	Madisonville	KY	42431	CUSTOMER BAILMENT	$35,872.43	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-MALDEN, MO	216 West Main Street	Malden	MO	63863	CUSTOMER BAILMENT	$16,752.28	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-MAYFIELD, KY	900 Commonwealth Drive	Mayfield	KY	42066	CUSTOMER BAILMENT	$15,384.15	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-MERIDIAN, MS	1701 6th Street	Meridian	MS	39301	CUSTOMER BAILMENT	$7,198.88	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-METROPOLIS, IL	700 Market Street	Metropolis	IL	62960	CUSTOMER BAILMENT	$12,561.31	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-MIDLAND, TX	Permian Basin Unit	Midland	TX	79706	CUSTOMER BAILMENT	$94,839.51	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY-MONROE, LA	800 Delta Drive	Monroe	LA	71203		$139,293.14	Service Branch			McJunkin Red Man Corporation
ATMOS ENERGY-NATCHEZ, MS	54 E Franklin Street	Natchez	MS	39120	CUSTOMER BAILMENT	$3,871.85	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-OLATHE, KS	730 North Ridgeview Drive	Olathe	KS	66061	CUSTOMER BAILMENT	$57,954.95	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-OWENSBORO, KY	3425 New Hartford Road	Owensboro	KY	42303	CUSTOMER BAILMENT	$62,246.69	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-PADUCAH, KY	3034 Parker Street	Paducah	KY	42003	CUSTOMER BAILMENT	$49,108.77	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-PLEASANTON, KS	903 Depot Street	Pleasanton	KS	66075	CUSTOMER BAILMENT	$4,431.48	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-PRINCETON, KY	307 Marion Road	Princeton	KY	42445	CUSTOMER BAILMENT	$15,845.36	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-SALIDA, CO	1148 F Street	Salida	CO	81201	CUSTOMER BAILMENT	$21,236.19	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-SHELBYVILLE, KY	130 Stonecrest Road	Shelbyville	KY	40065	CUSTOMER BAILMENT	$21,539.91	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS ENERGY-SIKESTON, MO	142 North Ranney Street	Sikeston	MO	63801	CUSTOMER BAILMENT	$40,861.93	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-SOUTHAVEN, MS	5249 Pepperchase Drive	Southaven	MS	38671	CUSTOMER BAILMENT	$25,252.45	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-STARKVILLE, MS	402 University Drive	Starkville	MS	39759	CUSTOMER BAILMENT	$3,637.91	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-TUPELO, MS	1308 West Main Street	Tupelo	MS	38801	CUSTOMER BAILMENT	$7,053.79	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-UNION CITY, TN	1504 South First Street	Union City	TN	38261	CUSTOMER BAILMENT	$16,383.18	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-VANDALIA, IL	224 South 6th Street	Vandalia	IL	62471	CUSTOMER BAILMENT	$14,437.59	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-VIRDEN, IL	136 East Dean Street	Virden	IL	62690	CUSTOMER BAILMENT	$10,095.39	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-WEST POINT, MS	120 S Division Street	West Point	MS	39773	CUSTOMER BAILMENT	$992.02	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-YATES CENTER, KS	111 East Butler Street	Yates Center	KS	66783	CUSTOMER BAILMENT	$12,529.64	Inventory Only			McJunkin Red Man Corporation
ATMOS ENERGY-YAZOO CITY, MS	941 Calhoun Drive	Yazoo City	MS	39194	CUSTOMER BAILMENT	$4,107.65	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS-HAMMOND, LA	720 South Morrison Blvd	Hammond	LA	70403	CUSTOMER BAILMENT	$55,658.80	Inventory Only			McJunkin Red Man Corporation
ATMOS-JONESBORO, LA	318 Cedar Street	Jonesboro	LA	71251	CUSTOMER BAILMENT	$3,544.43	Inventory Only			McJunkin Red Man Corporation
ATMOS-LAFAYETTE, LA	1818 Eraste Landry Road	Lafayette	LA	70506	CUSTOMER BAILMENT	$70,697.90	Inventory Only			McJunkin Red Man Corporation
ATMOS-MANDEVILLE, LA	68388 Compass Way East	Mandeville	LA	70471	CUSTOMER BAILMENT	$92,678.95	Inventory Only			McJunkin Red Man Corporation
ATMOS-MARRERO, LA	5241 Taravella Road	Marrero	LA	70072	CUSTOMER BAILMENT	$44,838.70	Inventory Only			McJunkin Red Man Corporation
ATMOS-MERAUX, LA	4105 E Judge Perez Drive	Meraux	LA	70075	CUSTOMER BAILMENT	$23,178.84	Inventory Only			McJunkin Red Man Corporation
ATMOS-METAIRIE, LA	2000 Arnoult Road D	Metairie	LA	70001	CUSTOMER BAILMENT	$81,540.31	Inventory Only			McJunkin Red Man Corporation
ATMOS-MONROE, LA	800 Delta Drive	Monroe	LA	71203	CUSTOMER BAILMENT	$58,708.01	Inventory Only			McJunkin Red Man Corporation
ATMOS-NATCHITOCHES, LA	300 Industrial Road	Natchitoches	LA	71457	CUSTOMER BAILMENT	$15,980.43	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ATMOS-NORCO, LA	101 Apple Street	Norco	LA	70079	CUSTOMER BAILMENT	$46,770.27	Inventory Only			McJunkin Red Man Corporation
ATMOS-PINEVILLE, LA	1903 Military Road	Pineville	LA	71360	CUSTOMER BAILMENT	$12,901.36	Inventory Only			McJunkin Red Man Corporation
ATMOS-PRAIRIEVILLE, LA	38144 Post Office Road	Prairieville	LA	70769	CUSTOMER BAILMENT	$68,024.19	Inventory Only			McJunkin Red Man Corporation
AUGUSTA NEWSPRINT-AUGUSTA, GA	2434 Doug Barnard Parkway	Augusta	GA	30906	CUSTOMER BAILMENT	$14,026.75	Inventory Only			McJunkin Red Man Corporation
AUGUSTA, GA	519 Laney Walker Blvd	Augusta	GA	30901		$454,541.01		Leased		McJunkin Red Man Corporation
AUSTINTOWN, OH	5550 Dunlap Road	Austintown	OH	44515		$554,026.70		Leased		McJunkin Red Man Corporation
AUTOMATION SHOP-BATON ROUGE, LA	1050 Commercial Drive	Port Allen	LA	70767		$26,160.20	Shop			McJunkin Red Man Corporation
AUTOMATION SHOP-NORTH SALT LAKE CITY, UT	485 N 400 West	N Salt Lake City	UT	84054		$514,721.59	Shop			McJunkin Red Man Corporation
AUTOMATION-TULSA, OK	1336 N 143rd E Ave	Tulsa	OK	74116		$559,435.44	Shop			McJunkin Red Man Corporation
B & B PIPE & TOOL-BAKERSFIELD, CA	2301 Parker Lane	Bakersfield	CA	93308	THIRD PARTY — PBB	$280,014.58	Third Party Yard — BR 122			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
B A E ORDNANCE SYSTEMS-KINGSPORT, TN	1037 Tidewater Court	Kingsport	TN	37660	INTERNAL — BR 869	$42,149.82	Inventory Only — BR 869			McJunkin Red Man Corporation
BAKERSFIELD, CA	3000 Pegasus Drive	Bakersfield	CA	93380		$9,365,345.40	Hub			McJunkin Red Man Corporation
BALL WINCH PIPELINE SERVICES-WILLIS, TX	15786 Highway 75 North	Willis	TX	77378	THIRD PARTY — LINE PIPE	$106,999.65	Third Party Yard			McJunkin Red Man Corporation
BASELL-WESTLAKE, LA	Highway 108	Westlake	LA	70669	CUSTOMER BAILMENT	$4,873.30	Inventory Only			McJunkin Red Man Corporation
BASELL-WESTLAKE, LA	Highway 108	Westlake	LA	70669	CUSTOMER BAILMENT	$8,152.22	Inventory Only			McJunkin Red Man Corporation
BATON ROUGE, LA	1100 LeBlanc Rd	Port Allen	LA	70767		$2,527,543.06	Service Branch			McJunkin Red Man Corporation
BAYOU COATING, LLC-BATON ROUGE, LA	12710 Leisure Road	Baton Rouge	LA	70807	THIRD PARTY — LINE PIPE	$35,768.76	Third Party Yard			McJunkin Red Man Corporation
BAYOU PIPE COATING-NEW IBERIA, LA	5200 Curtis Lane	New Iberia	LA	70560	THIRD PARTY — LINE PIPE	$134,855.80	Third Party Yard			McJunkin Red Man Corporation
BE&K-MONCKS CORNER, SC	3300 Cyprus Gardens Road	Moncks Corner	SC	29461		$134,273.24	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
BEAUMONT, TX	6375 Highway 347	Beaumont	TX	77705		$857,164.95	Service Branch			McJunkin Red Man Corporation
BELFIELD, ND	1086 HWY 10 East	Belfield	ND	58622		$5,178,286.39	Service Branch			McJunkin Red Man Corporation
BELLINGHAM, WA	3974 Hammer Drive	Bellingham	WA	98226		$640,803.52	Service Branch			McJunkin Red Man Corporation
BENICIA, CA	3110 Bayshore Road	Benicia	CA	94510		$4,136,236.86	Service Branch			McJunkin Red Man Corporation
BENMIT DIVISION-DALTON, OH	14852 West Lincoln Street	Dalton	OH	44618	THIRD PARTY — OCTG	$8,861,687.73	Third Party Yard			McJunkin Red Man Corporation
BERG STEEL PIPE-PANAMA CITY, FL	Port Industrial Park	Panama City	FL	32412	THIRD PARTY — LINE PIPE	$173.39				McJunkin Red Man Corporation
BHM PIPE & SUPPLY CO-CROSBY, TX	11615 FM Road 2100	Crosby	TX	77532	THIRD PARTY — OCTG	$2,527.42	Third Party Yard			McJunkin Red Man Corporation
BIG WEST OIL CO-NORTH SALT LAKE CITY, UT	333 West Center Street	North Salt Lake City	UT	84054	CUSTOMER BAILMENT	$16,338.10	Inventory Only			McJunkin Red Man Corporation
BILLINGS, MT	1224 Cordova Street Unit #2	Billings	MT	59101		$378,674.36	Service Branch			McJunkin Red Man Corporation
BLACK HILLS TRUCKING-WILLISTON, ND	1008 58th Street W	Williston	ND	58801	THIRD PARTY — OCTG	$2,686,219.62	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
BORGER, TX	1108 West Wilson	Borger	TX	79007		$1,057,723.52	Service Branch			McJunkin Red Man Corporation
BOWATER CALHOUN-CALHOUN, TN	Highway 11	Calhoun	TN	37309	CUSTOMER BAILMENT	$38,922.53	Inventory Only			McJunkin Red Man Corporation
BOYD & SONS CONSTRUCTION LLC-WASHINGTON, IN	1312 East 200 North	Washington	IN	47501	THIRD PARTY — PBB	$54,313.12	Third Party Yard — BR 218			McJunkin Red Man Corporation
BP AMOCO-TEXAS CITY, TX	2401 5th Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$218,621.68	Inventory Only			McJunkin Red Man Corporation
BP AMOCO-WANDO, SC	1306 Amoco Drive Highway 98	Wando	SC	29492	CUSTOMER BAILMENT	$147,160.80	Inventory Only			McJunkin Red Man Corporation
BP AMOCO-WHITING, IN	2815 Indianapolis Blvd	Whiting	IN	46394	TRAILER	$63,265.18	Inventory Only			McJunkin Red Man Corporation
BP WEST COAST PRODUCTS-BLAINE, WA	4519 Grandview Road	Blaine	WA	98230	CUSTOMER BAILMENT	$13,323.68	Inventory Only			McJunkin Red Man Corporation
BP-TEXAS CITY, TX	2401 5th Avenue South	Texas City	TX	77590	TRAILER	$9,644.44	Inventory Only			McJunkin Red Man Corporation
BP-TEXAS CITY, TX	2800 FM 519 East	Texas City	TX	77592	CUSTOMER BAILMENT	$21,510.77	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
BRADFORD, PA	1061 Lafferty Lane	Bradford	PA	16701		$1,898,602.62	Service Branch	Leased		McJunkin Red Man Corporation
BRIDGEPORT, TX	207 Industrial Park	Bridgeport	TX	76426		$1,689,482.90	Service Branch			McJunkin Red Man Corporation
BUCKEYE SUPPLY-WOOSTER, OH	460 West Henry Street	Wooster	OH	44691	THIRD PARTY — OCTG	$815,502.05	Third Party Yard			McJunkin Red Man Corporation
BUCKEYE SUPPLY-ZANESVILLE, OH	999 Zane Street	Zanesville	OH	43701	THIRD PARTY — OCTG	$163,846.41	Third Party Yard			McJunkin Red Man Corporation
BUCKHANNON, WV	Route 33 West	Buckhannon	WV	26201		$8,822,758.23	Service Branch	Leased		McJunkin Red Man Corporation
C M SERVICES-HOUSTON, TX	7411 Mesa Drive	Houston	TX	77028	THIRD PARTY — OCTG	$63,775.24	Third Party Yard			McJunkin Red Man Corporation
C&Y YARD-CASPER, WY	10000 E Highway 20-26	Casper	WY	82601	THIRD PARTY — OCTG	$363,357.66	Third Party Yard			McJunkin Red Man Corporation
CABOT OIL & GAS-MONTROSE, PA	State Route 29	Montrose	PA	18801	CUSTOMER BAILMENT	$402,903.07	Inventory Only			McJunkin Red Man Corporation
CALVERT CITY, KY	4505 Gilbertsville Hwy	Calvert City	KY	42029		$622,797.49	Service Branch	Leased		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CAMPBELL SOUP CO-NAPOLEON, OH	Maumee Avenue	Napoleon	OH	43545	CUSTOMER BAILMENT	$16,971.22	Inventory Only			McJunkin Red Man Corporation
CANADIAN, TX	10870 US Hwy 60	Canadian	TX	79014		$1,764,028.02	Service Branch			McJunkin Red Man Corporation
CAPORAL INDUSTRIES LTD-STEPHENVILLE, TX	600 Caporal Drive	Stephenville	TX	76401	THIRD PARTY — OCTG	$1,892.90	Third Party Yard			McJunkin Red Man Corporation
										McJunkin Red Man Corporation
CARRIZO SPRINGS, TX	7166 Hwy 83 South	Asherton	TX	78827		$2,050,768.62	Service Branch			McJunkin Red Man Corporation
CARSON, CA	1555 E. Del Amo Blvd	Carson	CA	90746		$1,137,536.27	Service Branch			McJunkin Red Man Corporation
CARTHAGE, TX	1740 NE Loop	Carthage	TX	75633		$1,132,780.06	Service Branch			McJunkin Red Man Corporation
CASTRONICS-KIMBALL, NE	E Highway 30	Kimball	NE	69145	THIRD PARTY — OCTG	$19,219.12	Third Party Yard			McJunkin Red Man Corporation
CASTRONICS-KIMBALL, NE	East Highway 30	Kimball	NE	69145	THIRD PARTY — OCTG	$540,436.24	Third Party Yard			McJunkin Red Man Corporation
CELANESE EMULSIONS-ENOREE, SC	14355 Highway 221	Enoree	SC	29335	CUSTOMER BAILMENT	$7,604.12	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CELANESE EMULSIONS-MEREDOSIA, IL	1989 Old Naples Road	Meredosia	IL	62665	CUSTOMER BAILMENT	$3,391.56	Inventory Only			McJunkin Red Man Corporation
CELANESE-BAY CITY, TX	FM 3057	Bay City	TX	77414	CUSTOMER BAILMENT	$3,350.89	Inventory Only			McJunkin Red Man Corporation
CELANESE-BISHOP, TX	Highway 77 South 2 Miles	Bishop	TX	78343	CUSTOMER BAILMENT	$13,329.13	Inventory Only			McJunkin Red Man Corporation
CELANESE-PASADENA, TX	9502 Bayport Road	Pasadena	TX	77507	CUSTOMER BAILMENT	$6,899.24	Inventory Only			McJunkin Red Man Corporation
CENTER, TX	139 Catco Drive	Center	TX	75935		$294,161.10	Service Branch			McJunkin Red Man Corporation
CHARLOTTE, NC	10230 Rodney Street/4301 Yancey Road per SIMS	Pineville	NC	28134		$169,659.38		Leased		McJunkin Red Man Corporation
CHESAPEAKE OPERATING INC-HOBBS, NM	1616 West Bender Blvd	Hobbs	NM	88240	CUSTOMER BAILMENT	$82,098.26	Inventory Only			McJunkin Red Man Corporation
CHESAPEAKE-CHANNELVIEW, TX	400 S Sheldon Road	Channelview	TX	77530	THIRD PARTY — CS	$9,830,765.06	Third Party Yard			McJunkin Red Man Corporation
CHESAPEAKE-LONESTAR, TX	3679 FM 250	Lone Star	TX	75668	THIRD PARTY — CS	$5,367,939.41	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CHESAPEAKE-MCKEESPORT, PA	3200 Youghiogheny River Road	McKeesport	PA	15134	THIRD PARTY — CS	$6,283,484.96	Third Party Yard			McJunkin Red Man Corporation
CHESAPEAKE-OKLAHOMA CITY, OK	9327 W. Reno Ave.	Oklahoma City	OK	73129	INTERNAL — BR 860	$198,891.76	Inventory Only — BR 860			McJunkin Red Man Corporation
CHEVRON CONSIGNMENT — 1788 PIPE YARD-MIDLAND, TX	4200 N FM 1788	Midland	TX	79707	THIRD PARTY — OCTG	$286,210.86	Third Party Yard			McJunkin Red Man Corporation
CHEVRON CORP-BAKERSFIELD, CA	1978 China Grade Loop Road	Bakersfield	CA	93308	TRUCK STOCK	$9,201.56	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-BAKERSFIELD, CA	1978 China Grade Loop Road	Bakersfield	CA	93308	TRAILER	$12,095.58	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-BAKERSFIELD, CA	3300 Monte Cristo Road	Bakersfield	CA	93308	CUSTOMER BAILMENT	$16,072.18	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-LA BARGE, WY	4.5 Miles West Highway 235	La Barge	WY	83123	CUSTOMER BAILMENT	$34,238.20	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORPORATION-FELLOWS, CA	26407 Highway 33	Fellows	CA	93324	CUSTOMER BAILMENT	$3,117.29	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORPORATION-FELLOWS, CA	26407 Highway 33	Fellows	CA	93324	CUSTOMER BAILMENT	$3,146.06	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CHEVRON CORP-RICHMOND, CA	Kiosk #3	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,139.10	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #1	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,150.73	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #2	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,150.74	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #10	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,175.42	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #12	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,184.63	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #11	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,200.81	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #5	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,249.62	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #4	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,257.16	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #6	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,266.49	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #7	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,410.97	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CHEVRON CORP-RICHMOND, CA	Kiosk #8	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,425.03	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-RICHMOND, CA	Kiosk #9	Richmond	CA	[94801]	CUSTOMER BAILMENT	$5,625.95	Inventory Only			McJunkin Red Man Corporation
CHEVRON CORP-WALTMAN, WY	1850 N Arminto Road	Waltman	WY	82648	CUSTOMER BAILMENT	$7,710.05	Inventory Only			McJunkin Red Man Corporation
CHEVRON EXPLORATION & PRODUCTION-SAN ARDO, CA	66575 Sargents Canyon Road	San Ardo	CA	93450		$237,787.65	Admin Branch			McJunkin Red Man Corporation
CHEVRON LOST HILLS-LOST HILLS, CA	15255 Lost Hills Road	Lost Hills	CA	93249	THIRD PARTY — OCTG	$129,158.12	Third Party Yard			McJunkin Red Man Corporation
CHEVRON OCTG-BAKERSFIELD, CA	3000 Pegasus Drive	Bakersfield	CA	93380		$5,215,950.82	Admin Branch			McJunkin Red Man Corporation
CHEVRON PHILLIPS CHEMICAL-BORGER, TX	Spur 119 East	Borger	TX	79007	CUSTOMER BAILMENT	$8,812.89	Inventory Only			McJunkin Red Man Corporation
CHEVRON PHILLIPS CHEMICAL-PASADENA, TX	1400 Jefferson Road	Pasadena	TX	77002	CUSTOMER BAILMENT	$759.02	Inventory Only			McJunkin Red Man Corporation
CHEVRON PHILLIPS CHEMICAL-PASADENA, TX	15272 River Road	Pasadena	TX	[ ]	CUSTOMER BAILMENT	$1,499.00	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CHEVRON PHILLIPS CHEMICAL-PASADENA, TX	1400 Jefferson Road	Pasadena	TX	77002	CUSTOMER BAILMENT	$3,651.57	Inventory Only			McJunkin Red Man Corporation
CHEVRON USA-AVENAL, CA	11P Camp Skylind Blvd	Avenal	CA	93204	CUSTOMER BAILMENT	$18,260.56	Inventory Only			McJunkin Red Man Corporation
CHEVRON USA-MEEKER, CO	7265 Rio Blanco Co Road #9	Meeker	CO	81641	CUSTOMER BAILMENT	$12,920.43	Inventory Only			McJunkin Red Man Corporation
CHEVRON-ANDREWS, TX	9830 SW 4400	Andrews	TX	79714	CUSTOMER BAILMENT	$33,665.79	Inventory Only			McJunkin Red Man Corporation
CHEVRON-AZTEC, NM	332 Rd 3100	Aztec	NM	87410	CUSTOMER BAILMENT	$10,721.68	Inventory Only			McJunkin Red Man Corporation
CHEVRON-BAYTOWN, TX	9500 I-10 East	Baytown	TX	77521	CUSTOMER BAILMENT	$3,529.87	Inventory Only			McJunkin Red Man Corporation
CHEVRON-BAYTOWN, TX	9500 I-10 East	Baytown	TX	77521	CUSTOMER BAILMENT	$4,623.03	Inventory Only			McJunkin Red Man Corporation
CHEVRON-BIG LAKE, TX	1505 North State Highway 137	Big Lake	TX	76932	CUSTOMER BAILMENT	$31,684.21	Inventory Only			McJunkin Red Man Corporation
CHEVRON-GUYMON, OK	1109 Skelly Ave	Guymon	OK	73942	CUSTOMER BAILMENT	$8,349.50	Inventory Only			McJunkin Red Man Corporation
CHEVRON-NORTH SALT LAKE, UT	651 South Redwood Road	Salt Lake	UT	84123	TRAILER	$22,877.73	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CHEVRON-OZONA, TX	3081 IH 10E	Ozona	TX	76943	CUSTOMER BAILMENT	$9,618.06	Inventory Only			McJunkin Red Man Corporation
CHEVRON-PAMPA, TX	1503 S Barnes	Pampa	TX	79065	CUSTOMER BAILMENT	$5,434.07	Inventory Only			McJunkin Red Man Corporation
CHEVRON-PORT ARTHUR, TX	US Highway 87	Port Arthur	TX	77640	CUSTOMER BAILMENT	$11,659.71	Inventory Only			McJunkin Red Man Corporation
CHEVRON-SUNDOWN, TX	910 South Texas	Sundown	TX	79372	CUSTOMER BAILMENT	$26,559.12	Inventory Only			McJunkin Red Man Corporation
CHEVRON-TEXACO CONSIGNED YARD-RANGELY, CO	14800 State Highway 64	Rangely	CO	81648	THIRD PARTY — OCTG	$1,187,689.61	Third Party Yard			McJunkin Red Man Corporation
CINCINNATI, OH	7275 Edington Drive	Cincinnati	OH	45241		$465,161.64		Leased		McJunkin Red Man Corporation
CITGO PETROLEUM-LAKE CHARLES, LA	Highway 108	Lake Charles	LA	70601	CUSTOMER BAILMENT	$48,603.45	Inventory Only			McJunkin Red Man Corporation
CITGO PETROLEUM-SULPHUR, LA	4401 Highway 108	Sulphur	LA	70665	CUSTOMER BAILMENT	$52,623.87	Inventory Only			McJunkin Red Man Corporation
CITGO REFINERY-LAKE CHARLES, LA	Highway 108	Lake Charles	LA	70601	CUSTOMER BAILMENT	$50,388.91	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CITGO REFINING-CORPUS CHRISTI, TX	6743 Up River Road	Corpus Christi	TX	78409	CUSTOMER BAILMENT	$3,294.39	Inventory Only			McJunkin Red Man Corporation
CITGO REFINING-CORPUS CHRISTI, TX	6743 Up River Road	Corpus Christi	TX	78409	CUSTOMER BAILMENT	$3,530.31	Inventory Only			McJunkin Red Man Corporation
CITGO REFINING-CORPUS CHRISTI, TX	6743 Up River Road	Corpus Christi	TX	78409	CUSTOMER BAILMENT	$4,772.01	Inventory Only			McJunkin Red Man Corporation
CITGO REFINING-CORPUS CHRISTI, TX	6743 Up River Road	Corpus Christi	TX	78409	CUSTOMER BAILMENT	$4,904.94	Inventory Only			McJunkin Red Man Corporation
CITGO REFINING-CORPUS CHRISTI, TX	6743 Up River Road	Corpus Christi	TX	78409	CUSTOMER BAILMENT	$5,916.82	Inventory Only			McJunkin Red Man Corporation
CITGO REFINING-CORPUS CHRISTI, TX	6743 Up River Road	Corpus Christi	TX	78409	CUSTOMER BAILMENT	$6,239.76	Inventory Only			McJunkin Red Man Corporation
CLARIANT CORP-MCKITTRICK, CA	123 Contractor Road	McKittrick	CA	93251	CUSTOMER BAILMENT	$3,148.72	Inventory Only			McJunkin Red Man Corporation
CLARIANT CORP-MOUNT HOLLY, NC	East Catawba Avenue	Mount Holly	NC	28120	CUSTOMER BAILMENT	$5,045.14	Inventory Only			McJunkin Red Man Corporation
CLEVELAND, OH	4704 Hudson Drive	Stow	OH	44224		$2,461,249.20	Service Branch	Leased		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CM SERVICES-HOUSTON, TX	7411 Mesa Drive	Houston	TX	77028	THIRD PARTY — OCTG	$32,894.04	Third Party Yard			McJunkin Red Man Corporation
CNX GAS COMPANY VIRGINIA-CEDAR BLUFF, VA	627 Claypool Hill Mall Rd	Cedar Bluff	VA	24609	CUSTOMER BAILMENT	$581,182.84	Inventory Only			McJunkin Red Man Corporation
CNX GAS-RICES LANDING, PA	253 River Road	Rices Landing	PA	15357	THIRD PARTY — PBB	$6,209.46	Third Party Yard — BR 018			McJunkin Red Man Corporation
COALINGA, CA	Highway 198 & 33	Coalinga	CA	93210		$95,984.79	Service Branch			McJunkin Red Man Corporation
COALINGA, CA	39405 Derrick Section 25D	Coalinga	CA	93210		$196,727.27	Service Branch			McJunkin Red Man Corporation
COGNIS-KANKAKEE, IL	2525 South Kensington Road	Kankakee	IL	60901	CUSTOMER BAILMENT	$1,264.58	Inventory Only			McJunkin Red Man Corporation
COGNIS-KANKAKEE, IL	2525 South Kensington Road	Kankakee	IL	60901	CUSTOMER BAILMENT	$1,411.84	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-CAMBRIDGE, OH	98 Steubenville Ave	Cambridge	OH	43725	CUSTOMER BAILMENT	$34,555.73	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-COSHOCTON, OH	515 N 3rd Street	Coshocton	OH	43812	CUSTOMER BAILMENT	$33,612.53	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-FINDLAY, OH	1800 Broad Ave	Findlay	OH	45840	CUSTOMER BAILMENT	$40,311.26	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
COLUMBIA GAS OF OH-FREMONT, OH	1525 Port Clinton Road	Fremont	OH	43420	CUSTOMER BAILMENT	$42,981.85	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-LORAIN, OH	3101 N Ridge Road	Lorain	OH	44055	CUSTOMER BAILMENT	$72,525.37	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-MANSFIELD, OH	1021 N Main Street	Mansfield	OH	44903	CUSTOMER BAILMENT	$43,269.81	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-MARION, OH	126 Leader Street	Marion	OH	43302	CUSTOMER BAILMENT	$42,788.57	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-MEDINA, OH	589 N State Road	Medina	OH	44256	CUSTOMER BAILMENT	$25,070.06	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-MIDDLEBURG HEIGHTS, OH	7080 Fry Road	Middleburg Heights	OH	44130	CUSTOMER BAILMENT	$83,776.93	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-MINERVA, OH	207 S Market Street	Minerva	OH	44657	CUSTOMER BAILMENT	$43,596.88	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-MOUNT VERNON, OH	8484 Columbus Road	Mount Vernon	OH	43050	CUSTOMER BAILMENT	$35,387.31	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-NEWARK, OH	935 Buckeye Ave	Newark	OH	43055	CUSTOMER BAILMENT	$35,560.82	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
COLUMBIA GAS OF OH-NORWALK, OH	166 Milan Ave	Norwalk	OH	44857	CUSTOMER BAILMENT	$41,340.13	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-SALEM, OH	273 Benton Road	Salem	OH	44460	CUSTOMER BAILMENT	$52,430.96	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS OF OH-ZANESVILLE, OH	2429 N Linden Ave	Zanesville	OH	43701	CUSTOMER BAILMENT	$40,981.97	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS TRANSMISSION-NITRO, WV	4 McJunkin Road	Nitro	WV	25143	INTERNAL — BR 002	$20,938.18	Inventory Only — BR 002			McJunkin Red Man Corporation
COLUMBIA GAS TRANSMISSION-SUGAR GROVE, OH	301 Maple Street	Sugar Grove	OH	43155	CUSTOMER BAILMENT	$115,643.69	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS TRANSMISSION-SUGAR GROVE, OH	301 Maple Street	Sugar Grove	OH	43155	CUSTOMER BAILMENT	$144,940.92	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS-SUGAR GROVE, OH	6175 Old Logan Road	Sugar Grove	OH	43130	CUSTOMER BAILMENT	$6,954.77	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GAS-WAYNESBURG, PA	Rt 21 West	Waynesburg	PA	15370	CUSTOMER BAILMENT	$2,349.83	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GULF TRANSMISSION-INVERNESS, MS	4161 Four Mile Road	Inverness	MS	38753	CUSTOMER BAILMENT	$1,579.05	Inventory Only			McJunkin Red Man Corporation
COLUMBIA GULF TRANSMISSION-RAYNE, LA	5799 Church Point Highway	Rayne	LA	70578	CUSTOMER BAILMENT	$2,229.25	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
COLUMBUS, OH	1003 Distribution Drive Ste F	Columbus	OH	43228		$6,019,740.01	Service Branch	Leased		McJunkin Red Man Corporation
COMMERCIAL RESINS-SIDNEY, NE	3232 Rd 101 East Bldg 232	Sidney	NE	69162	THIRD PARTY — LINE PIPE	$4,531,433.65	Third Party Yard			McJunkin Red Man Corporation
CONOCO PHILLIPS — WESTLAKE, LA	2200 Old Spanish Trail	Westlake	LA	70669	CUSTOMER BAILMENT	$6,133.97	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS — WESTLAKE, LA	2200 Old Spanish Trail	Westlake	LA	70669	CUSTOMER BAILMENT	$14,479.53	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-ARROYO GRANDE, CA	2555 Willow Road	Arroyo Grande	CA	93445	CUSTOMER BAILMENT	$9,656.78	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-BAKER, MT	Highway 7	Baker	MT	59313	CUSTOMER BAILMENT	$39,459.59	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-BELLE CHASSE, LA	15551 Highway 23	Belle Chasse	LA	70037	CUSTOMER BAILMENT	$12,077.98	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-BELLE CHASSE, LA	15551 Highway 23	Belle Chasse	LA	70037	CUSTOMER BAILMENT	$24,847.52	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-BILLINGS, MT	401 S 23rd Street	Billings	MT	59101	CUSTOMER BAILMENT	$54,063.84	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CONOCO PHILLIPS-DUBBERLY, LA	820 Harvey Barbershop Road	Dubberly	LA	71024	TRAILER	$24,757.48	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-FORSAN, TX	14 Miles S of Big Springs TX on Hwy 87	Forsan	TX	79733	CUSTOMER BAILMENT	$13,211.35				McJunkin Red Man Corporation
CONOCO PHILLIPS-GOLDSMITH, TX	302 Plant Road	Goldsmith	TX	79741	CUSTOMER BAILMENT	$123,941.32	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-GRUVER, TX	7880 FM 2349	Gruver	TX	79040	CUSTOMER BAILMENT	$6,511.52	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-LYSITE, WY	2700 Bad Water Road	Lysite	WY	82642	CUSTOMER BAILMENT	$52,842.70	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-PRICE, UT	6815 South 5300 West	Price	UT	84501	CUSTOMER BAILMENT	$393,083.82				McJunkin Red Man Corporation
CONOCO PHILLIPS-PRICE, UT	6815 South 5300 West	Price	UT	84501	CUSTOMER BAILMENT	$393,083.82	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-RODEO, CA	1290 San Pable Avenue	Rodeo	CA	94572	CUSTOMER BAILMENT	$4,434.08	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-RODEO, CA	1290 San Pable Avenue	Rodeo	CA	94572	CUSTOMER BAILMENT	$13,260.40	Inventory Only			McJunkin Red Man Corporation
CONOCO PHILLIPS-RODEO, CA	1290 San Pable Avenue	Rodeo	CA	94572	CUSTOMER BAILMENT	$16,331.41	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CONOCO PHILLIPS-WESTLAKE, LA	2200 Old Spanish Trail	Westlake	LA	70669	CUSTOMER BAILMENT	$45,993.71	Inventory Only			McJunkin Red Man Corporation
CONOCOPHILLIPS-CUBA, NM	Highway 37	Cuba	NM	87013	CUSTOMER BAILMENT	$6,803.79	Inventory Only			McJunkin Red Man Corporation
CONOCOPHILLIPS-DARIEN, TX	5885 FM 1346/4732 Darien St per SIMS	San Antonio/Houston	TX	78220/ 77028	INTERNAL — BR 102	$750,487.31	Inventory Only — BR 102			McJunkin Red Man Corporation
CONOCOPHILLIPS-GUYMON, OK	5221 Patricia Blvd	Guymon	OK	73942	CUSTOMER BAILMENT	$2,227.37	Inventory Only	Leased	$7,000.00	McJunkin Red Man Corporation
CONOCOPHILLIPS-LOST CABIN, WY	165 Lost Cabin Road	Lysite	WY	82642	CUSTOMER BAILMENT	$93,695.94		Leased	$8,910.00	McJunkin Red Man Corporation
CONOCOPHILLIPS-LOST CABIN, WY	165 Lost Cabin Road	Lysite	WY	82642	CUSTOMER BAILMENT	$93,695.94	Inventory Only	Leased	$8,790.00	McJunkin Red Man Corporation
CONOCOPHILLIPS-WESTLAKE, LA	2200 Old Spanish Trail	Westlake	LA	70669	IM RECORDS ONLY	$2,322.25	Inventory Only	Leased	$8,530.00	McJunkin Red Man Corporation
CONOCOPHILLIPS-WILMINGTON, CA	1660 W Anaheim Street	Wilmington	CA	90744	CUSTOMER BAILMENT	$15,211.04		Leased	$35,349.59	McJunkin Red Man Corporation
CONOCOPHILLIPS-WILMINGTON, CA	1660 W Anaheim Street	Wilmington	CA	90744	CUSTOMER BAILMENT	$15,211.04	Inventory Only	Leased	$11,306.58	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CONOCO-PONCA CITY, OK	1000 S Pine	Ponca City	OK	74601	CUSTOMER BAILMENT	$3,570.47	Inventory Only	Owned		McJunkin Red Man Corporation
CONOCO-PONCA CITY, OK	1000 S Pine	Ponca City	OK	74601	CUSTOMER BAILMENT	$3,642.82		Leased	$10,190.87	McJunkin Red Man Corporation
CONOCO-PONCA CITY, OK	1000 S Pine	Ponca City	OK	74601	CUSTOMER BAILMENT	$3,642.82	Inventory Only	Leased	$9,641.67	McJunkin Red Man Corporation
CONOCO-PONCA CITY, OK	1000 S Pine	Ponca City	OK	74601	CUSTOMER BAILMENT	$4,342.63	Inventory Only	Leased	$9,700.00	McJunkin Red Man Corporation
CONOCO-PONCA CITY, OK	1000 S Pine	Ponca City	OK	74601	CUSTOMER BAILMENT	$5,365.55	Inventory Only	Leased	$12,145.83	McJunkin Red Man Corporation
CONOCO-PONCA CITY, OK	1000 S Pine	Ponca City	OK	74601	CUSTOMER BAILMENT	$6,302.82	Inventory Only	Leased	$900.00	McJunkin Red Man Corporation
CONROE, TX	12361 FM 3083	Conroe	TX	77301		$233,345.65	Service Branch	Leased	$2,000.00	McJunkin Red Man Corporation
CONTROLS-AUGUSTA, GA	519 Laney Walker Blvd	Augusta	GA	30901		$312,544.49	Shop	Leased	$16,666.67	McJunkin Red Man Corporation
CONTROLS-AUGUSTA, GA	519 Laney Walker Blvd	Augusta	GA	30901		$312,544.49	BR 026	Leased	$4,473.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CONTROLS-BAKERSFIELD, CA	3000 Pegasus Drive	Bakersfield	CA	93380		$313,706.84	Shop	Leased	$4,473.00	McJunkin Red Man Corporation
CONTROLS-BENICIA, CA	3110 Bayshore Road	Benicia	CA	94510		$492,285.95	Shop	Leased — BR 026		McJunkin Red Man Corporation
CONTROLS-CARSON, CA	1555 E. Del Amo Blvd	Carson	CA	90746		$26,546.80	Shop	Leased	$6,030.00	McJunkin Red Man Corporation
CONTROLS-CHARLESTON, WV	4 McJunkin Road	Nitro	WV	25143		$33,288.29	Shop	Leased — BR 032		McJunkin Red Man Corporation
CONTROLS-CHARLESTON, WV	4 McJunkin Road	Nitro	WV	25143		$33,288.29		Leased — BR 099		McJunkin Red Man Corporation
CONTROLS-CINCINNATI, OH	8399 Zionsville Road/7275 Edington Drive per SIMS	Indianapolis/Cincinatti	IN/OH	46268/ 45241		$712,737.64	Shop	Leased	$3,810.00	McJunkin Red Man Corporation
CONTROLS-CINCINNATI, OH	8399 Zionsville Road/7275 Edington Drive per SIMS	Indianapolis/Cincinatti	IN/OH	46268/ 45241		$712,737.64	BR 099	Leased	$3,062.50	McJunkin Red Man Corporation
CONTROLS-GALENA PARK, TX	2333 Clinton Drive	Galena Park	TX	77547		$5,939,193.38	Shop	Customer Site		McJunkin Red Man Corporation
CONTROLS-MUNSTER, IN	101 W. 45th Street	Munster	IN	46321		$320,990.96	Shop	Leased	$4,812.50	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CONTROLS-MUNSTER, IN	101 W. 45th Street	Munster	IN	46321		$320,990.96	BR 032	Leased	$1,908.67	McJunkin Red Man Corporation
CORBIN, KY	3123 Cumberland Falls Highway	Corbin	KY	40701		$928,724.79	Service Branch	Leased	$4,883.24	McJunkin Red Man Corporation
CORPUS CHRISTI, TX	1901 Clarkwood	Corpus Christi	TX	78410		$771,069.88	Service Branch	Leased	$6,050.00	McJunkin Red Man Corporation
COTTONDALE, AL	5477 Skyland Blvd	Cottondale	AL	35453		$750,249.79	Inventory Only	Leased	$1,850.00	McJunkin Red Man Corporation
COTTONDALE, AL	5477 Skyland Blvd	Cottondale	AL	35453		$750,249.79	Leased	Owned		McJunkin Red Man Corporation
CRANE, TX	586 North Gaston	Crane	TX	79731		$491,839.14	Service Branch	Leased	$2,500.00	McJunkin Red Man Corporation
CRITERION CATALYSTS CO-PORT ALLEN, LA	1699 Catalysts Drive	Port Allen	LA	70767	CUSTOMER BAILMENT	$14,394.46		Owned		McJunkin Red Man Corporation
CRITERION CATALYSTS CO-PORT ALLEN, LA	1699 Catalysts Drive	Port Allen	LA	70767	CUSTOMER BAILMENT	$14,394.46	Inventory Only	Leased	$2,500.00	McJunkin Red Man Corporation
CUSTOM PIPE COATERS-HOUSTON, TX	7177 Cavalcade Street	Houston	TX	77028	THIRD PARTY — LINE PIPE	$7,780.79	Third Party Yard	Leased	$7,231.00	McJunkin Red Man Corporation
CUSTOM PIPE COATERS-HOUSTON, TX	7177 Cavalcade Street	Houston	TX	77028	THIRD PARTY — LINE PIPE	$7,780.79		Leased	$6,600.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CYMRIC, CA	3646 West Reward Road	McKittrick	CA	93251		$755,350.42	Service Branch			McJunkin Red Man Corporation
D C P MIDSTREAM-BORGER, TX	9101 Highway 136	Borger	TX	79007	CUSTOMER BAILMENT	$22,461.09	Inventory Only			McJunkin Red Man Corporation
D C P MIDSTREAM-CHEYENNE WELL, CO	41707 Co Road P	Cheyenne Wells	CO	80810	CUSTOMER BAILMENT	$961.74	Inventory Only			McJunkin Red Man Corporation
D C P MIDSTREAM-GOLDSMITH, TX	Highway 158	Goldsmith	TX	79741	CUSTOMER BAILMENT	$7,117.35	Inventory Only			McJunkin Red Man Corporation
D C P MIDSTREAM-GRANBURY, TX	6610 Lipan Highway	Granbury	TX	76048	CUSTOMER BAILMENT	$12,145.56	Inventory Only			McJunkin Red Man Corporation
D C P MIDSTREAM-GRUVER, TX	15150 County Road 9	Gruver	TX	79040	CUSTOMER BAILMENT	$16,336.24	Inventory Only			McJunkin Red Man Corporation
D C P MIDSTREAM-OKARCHE, OK	8644 Edmond Road NE	Okarche	OK	73762	CUSTOMER BAILMENT	$55,990.43	Inventory Only			McJunkin Red Man Corporation
D C P MIDSTREAM-PAMPA, TX	11703 Highway 152	Pampa	TX	79065	CUSTOMER BAILMENT	$3,711.34		Leased	$5,562.25	McJunkin Red Man Corporation
D C P MIDSTREAM-PAMPA, TX	11703 Highway 152	Pampa	TX	79065	CUSTOMER BAILMENT	$3,711.34	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
D C P MIDSTREAM-TOLAR, TX	4205 Hill City Highway	Tolar	TX	76476	CUSTOMER BAILMENT	$10,070.73	Inventory Only	Leased	$5,100.00	McJunkin Red Man Corporation
D C P MIDSTREAM-TRIBUNE, KS	11 S Tribune, KS 3 East	Tribune	KS	67879	CUSTOMER BAILMENT	$799.94	Inventory Only			McJunkin Red Man Corporation
DALLAS, TX	841 Heinz Way	Grand Prairie	TX	75051		$6,883,227.29	Service Branch	Leased	$5,530.00	McJunkin Red Man Corporation
DANSCO MANUFACTURING-CANTON, OH	2149 Moore Avenue SE	Canton	OH	44707	THIRD PARTY — OCTG	$27,775.70		Leased	$7,000.00	McJunkin Red Man Corporation
DAVENPORT, IA	5109 Tremont Avenue	Davenport	IA	52807		$44,107.36	Service Branch	Leased	$5,000.00	McJunkin Red Man Corporation
DCP-OZONA, TX	Oz Yard	Ozona	TX	76943	CUSTOMER BAILMENT	$50,822.66	Inventory Only			McJunkin Red Man Corporation
DECATUR, AL	668 McEntire Lane	Decatur	AL	35601		$550,860.91	Service Branch	Leased		McJunkin Red Man Corporation
DEGUSSA CORPORATION-THEODORE, AL	4201 Degussa Road	Theodore	AL	36582	CUSTOMER BAILMENT	$50,474.57	Inventory Only			McJunkin Red Man Corporation
DELTA TUBULAR INT’L(FRANK’S)-HOUSTON, TX	9518 East Mt Road	Houston	TX	77050	THIRD PARTY — OCTG	$5,238,918.36	Third Party Yard			McJunkin Red Man Corporation
DELTA TUBULAR-HOUSTON, TX	9393 Sheldon Road	Houston	TX	77049	THIRD PARTY — OCTG	$2,107,611.49	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
DENVER, CO	4295 Kearney Street	Denver	CO	80216		$1,536,592.29	Service Branch			McJunkin Red Man Corporation
DEVON GAS SERVICES-BRIDGEPORT, TX	415 CR 3502	Bridgeport	TX	76426	CUSTOMER BAILMENT	$19,207.63	Inventory Only			McJunkin Red Man Corporation
DILLEY, TX	1064 W. Highway 85	Dilley	TX	78017		$916,592.04	Service Branch			McJunkin Red Man Corporation
DOUBLE T INDUSTRIES-ROLLA, KS	JCT 56 & 51	Rolla	KS	67954	THIRD PARTY — OCTG	$11,315.47	Third Party Yard			McJunkin Red Man Corporation
DOW CHEMICAL-ST JAMES, LA	9901 Highway 18 River Road	St. James	LA	[ ]	CUSTOMER BAILMENT	$8,475.39	Inventory Only			McJunkin Red Man Corporation
DUPONT TEIJIN FILMS U S L P-FAYETTEVILLE, NC	3220 Cedar Creek Rd	Fayetteville	NC	28312	CUSTOMER BAILMENT	$8,991.17	Inventory Only			McJunkin Red Man Corporation
DUPONT-AXIS, AL	Highway 43 North	Axis	AL	36505	CUSTOMER BAILMENT	$29,810.79	Inventory Only			McJunkin Red Man Corporation
DUPONT-DELISLE, MS	7685 Klin & Delisle Road	Pass Christian	MS	39571	CUSTOMER BAILMENT	$83,834.64	Inventory Only			McJunkin Red Man Corporation
DUPONT-EDGEMOOR, DE	105 Hay Road	Edgemoor	DE	19809	CUSTOMER BAILMENT	$110,539.78				McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
DUPONT-FAYETTEVILLE, NC	22828 Highway 87 West	Fayetteville	NC	28306	CUSTOMER BAILMENT	$39,607.45	Inventory Only			McJunkin Red Man Corporation
DUPONT-GREGORY, TX	Highway 361	Gregory	TX	78359	CUSTOMER BAILMENT	$54,185.59	Inventory Only			McJunkin Red Man Corporation
DUPONT-LA PORTE, TX	12501 Strang Road	La Porte	TX	77571	CUSTOMER BAILMENT	$6,878.23	Inventory Only			McJunkin Red Man Corporation
DUPONT-MEMPHIS, TN	2820 Fite Road	Memphis	TN	38053	THIRD PARTY — PBB	$766.31				McJunkin Red Man Corporation
DUPONT-MT. CLEMENS, MI	400 Groesbeck Highway	Mt. Clemens	MI	48036	CUSTOMER BAILMENT	$7,888.94	Inventory Only			McJunkin Red Man Corporation
DURA BOND-MCKEESPORT, PA	3200 Youghiogheny River Road	McKeesport	PA	15134	THIRD PARTY — LINE PIPE	$532,963.05	Third Party Yard			McJunkin Red Man Corporation
DURA BOND-MCKEESPORT, PA	3200 Youghiogheny River Road	McKeesport	PA	15134	THIRD PARTY — LINE PIPE	$1,112,085.04	Third Party Yard			McJunkin Red Man Corporation
DURA-BOND COATING INC-EXPORT, PA	2658 Puckety Drive	Export	PA	15632	THIRD PARTY — LINE PIPE	$563,541.79	Third Party Yard			McJunkin Red Man Corporation
DURA-BOND COATING INC-MCKEESPORT, PA	3200 Youghiogheny River Road	McKeesport	PA	15134	THIRD PARTY — LINE PIPE	$16,334,353.77	Third Party Yard			McJunkin Red Man Corporation
E I DUPONT DE NEMOURS & CO INC-NEW JOHNSONVILLE, TN	One Dupont Road	New Johnsonville	TN	37134	CUSTOMER BAILMENT	$123,686.25	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
E I DUPONT DE NEMOURS & CO INC-WASHINGTON, WV	Rt 892 Dupount Road	Washington	WV	26181	CUSTOMER BAILMENT	$7,099.56	Inventory Only			McJunkin Red Man Corporation
E L FARMER YARD-HOUSTON, TX	15706 Beaumont Highway	Houston	TX	77013	THIRD PARTY — OCTG	$134,599.53	Third Party Yard			McJunkin Red Man Corporation
E.L. FARMER TRUCKING-ODESSA, TX	1002 S County Rd West	Odessa	TX	79763	THIRD PARTY	$1,998,725.99	Third Party Yard			McJunkin Red Man Corporation
EAST BRUNSWICK, NJ	28 Kennedy Boulevard	East Brunswick	NJ	08816		$3,271,947.51	Service Branch	Leased		McJunkin Red Man Corporation
EASTERN AMERICAN ENERGY-MYRTLE, WV	US Rt 119 South	Myrtle	WV	25670	CUSTOMER BAILMENT	$16,724.34	Inventory Only			McJunkin Red Man Corporation
EASTERN-MARMET, WV	8000 Maccorkle Avenue	Marmet	WV	25315	CUSTOMER BAILMENT	$11,891.02	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$938.06	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$2,103.91	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$2,206.74	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$4,415.16	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$4,658.96	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$7,033.89	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$7,501.19	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$9,302.28	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$11,058.68	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$16,873.79	Inventory Only			McJunkin Red Man Corporation
EASTMAN CHEMICAL CO-LONGVIEW, TX	Callahan Road	Longview	TX	75602	CUSTOMER BAILMENT	$19,273.94	Inventory Only			McJunkin Red Man Corporation
ELEMENTIS CHROMIUM-CASTLE HAYNE, NC	5408 Holly Shelter Road	Castle Hayne	NC	28429	CUSTOMER BAILMENT	$2,796.00	Inventory Only			McJunkin Red Man Corporation
ELK CITY, OK	315 West 20th Street	Elk City	OK	73644		$2,925,920.70	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ELK CITY-ELK CITY, OK	315 West 20th Street	Elk City	OK	73644	TRAILER	$3,780.18	Inventory Only			McJunkin Red Man Corporation
ELKHART, KS	150 US Highway 56	Elkhart	KS	67950		$757,291.64	Service Branch			McJunkin Red Man Corporation
ENERGAS-AMARILLO, TX	306 N Grand Street	Amarillo	TX	79107	CUSTOMER BAILMENT	$86,795.32	Inventory Only			McJunkin Red Man Corporation
ENERGAS-BIG SPRING, TX	2002 E FM 700	Big Spring	TX	79720	CUSTOMER BAILMENT	$19,987.16	Inventory Only			McJunkin Red Man Corporation
ENERGAS-BROWNFIELD, TX	217 W Hill	Brownfield	TX	79316	CUSTOMER BAILMENT	$7,181.81	Inventory Only			McJunkin Red Man Corporation
ENERGAS-HEREFORD, TX	E Highway 60 & Progressive Road	Hereford	TX	79045	CUSTOMER BAILMENT	$29,915.92	Inventory Only			McJunkin Red Man Corporation
ENERGAS-LITTLEFIELD, TX	500 W 7th Street	Littlefield	TX	79339	CUSTOMER BAILMENT	$22,449.26	Inventory Only			McJunkin Red Man Corporation
ENERGAS-LUBBOCK, TX	40th & Martin Luther King	Lubbock	TX	79404	CUSTOMER BAILMENT	$43,336.95	Inventory Only			McJunkin Red Man Corporation
ENERGAS-PAMPA, TX	1417 S Barnes	Pampa	TX	79065	CUSTOMER BAILMENT	$18,978.89	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ENERGAS-PLAINVIEW, TX	21 Street & Columbia	Plainview	TX	79072	CUSTOMER BAILMENT	$28,334.70	Inventory Only			McJunkin Red Man Corporation
ENERGAS-SEMINOLE, TX	305 SE Ave B	Seminole	TX	79360	CUSTOMER BAILMENT	$10,887.04	Inventory Only			McJunkin Red Man Corporation
ENERGEN RESOURCES CORP-AZTEC, NM	811 South Main Street	Aztec	NM	87410	CUSTOMER BAILMENT	$14,845.14	Inventory Only			McJunkin Red Man Corporation
ENERGY TRANSFER-GIDDINGS, TX	3945 East Austin	Giddings	TX	78942	CUSTOMER BAILMENT	$47,760.14	Inventory Only			McJunkin Red Man Corporation
ENERGY TRANSFER-TEAGUE, TX	1815 E Main	Teague	TX	75860	THIRD PARTY — PBB	$119,996.24	Third Party Yard — BR 820			McJunkin Red Man Corporation
ENERGY TRANSFER-VICTORIA, TX	248 Burroughsville Road	Victoria	TX	77905	CUSTOMER BAILMENT	$6,259.88	Inventory Only			McJunkin Red Man Corporation
ENGLOBAL ENGINEERING-HOUSTON, TX	225 Portwall Suite 200	Houston	TX	77029	CUSTOMER BAILMENT	$5,601.45	Inventory Only			McJunkin Red Man Corporation
ENOGEX-CALUMET, OK	18005 NW 192nd Street	Calumet	OK	73014	CUSTOMER BAILMENT	$3,822.22	Inventory Only			McJunkin Red Man Corporation
EOG RESOURCES-BOWIE, TX	252 Jerry Walker Road	Bowie	TX	76230	THIRD PARTY — PBB	$1,014.90	Third Party Yard — BR 856			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
EOG RESOURCES-FORESTBURG, TX	16625 FM 455	Forestburg	TX	76239	CUSTOMER BAILMENT	$168.90	Inventory Only			McJunkin Red Man Corporation
EQUISTAR CHEMICAL-LA PORTE, TX	1515 Miller Cut Off Road	La Porte	TX	77571	CUSTOMER BAILMENT	$2,559.41	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-CLINTON, IA	Main Zone Store	Clinton	IA	52732	CUSTOMER BAILMENT	$3,176.83	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-CORPUS CHRISTI, TX	1501 Mckinzie Rd	Corpus Christi	TX	78410	CUSTOMER BAILMENT	$1,152.29	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-LA PORTE, TX	1515 Miller Cut Off Road	La Porte	TX	77571	CUSTOMER BAILMENT	$402.75	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-LAPORTE, TX	1515 Miller Cut Off Road	La Porte	TX	77571	CUSTOMER BAILMENT	$1,019.83	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-LAPORTE, TX	1515 Miller Cut Off Road	La Porte	TX	77571	CUSTOMER BAILMENT	$1,065.70	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-MORRIS, IL	Route 6 & Tabler Road	Morris	IL	60450	CUSTOMER BAILMENT	$342.19	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-MORRIS, IL	Route 6 & Tabler Road	Morris	IL	60450	CUSTOMER BAILMENT	$4,926.56	Inventory Only			McJunkin Red Man Corporation
EQUISTAR-MORRIS, IL	Route 6 & Tabler Road	Morris	IL	60450	CUSTOMER BAILMENT	$15,363.52	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
EQUISTAR-PASADENA, TX	5761 Underwood	Pasadena	TX	77507	CUSTOMER BAILMENT	$1,217.04	Inventory Only			McJunkin Red Man Corporation
ERLANGER-CATOOSA, OK	5610 Bird Creek Avenue	Catoosa	OK	74015	THIRD PARTY — OCTG	$30,145.65	Third Party Yard			McJunkin Red Man Corporation
ERLANGER-CATOOSA, OK	5610 Bird Creek Avenue	Catoosa	OK	74015	THIRD PARTY — OCTG	$76,706.14	Third Party Yard			McJunkin Red Man Corporation
EUNICE — MIDDLE PLANT-EUNICE, NM	State Road 176	Eunice	NM	88231	CUSTOMER BAILMENT	$14,391.89	Inventory Only			McJunkin Red Man Corporation
EVANS, CO	4049 Carson Ave.	Evans	CO	80620		$4,379,389.05	Service Branch			McJunkin Red Man Corporation
EVANSVILLE SERVICE AREA-LOUISVILLE, KY	3405 Kramers Lane	Louisville	KY	40216	INTERNAL — BR 010	$6,838.25	Inventory Only — BR 010			McJunkin Red Man Corporation
EXXON CO USA MO1511-BILLINGS, MT	700 Exxon Road	Billings	MT	59101	CUSTOMER BAILMENT	$22,302.38	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL BAYTOWN CHEMICAL-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$556.12	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL BAYTOWN OLEFINS PLANT-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$5,998.44	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
EXXONMOBIL BAYTOWN OLEFINS PLANT-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$6,640.53	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL BAYTOWN OLEFINS PLANT-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$9,432.71	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL BAYTOWN OLEFINS PLANT-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$9,635.04	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL BAYTOWN OLEFINS PLANT-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$14,397.21	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL BAYTOWN OLEFINS PLANT-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$20,310.46	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL BAYTOWN OLEFINS PLANT-BAYTOWN, TX	3525 Decker Drive	Baytown	TX	77520	CUSTOMER BAILMENT	$41,086.33	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHALMETTE-CHALMETTE, LA	1790 Paris Road	Chalmette	LA	70043	CUSTOMER BAILMENT	$16,029.17	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL PLASTICS-BATON ROUGE, LA	11676 Hwy 19	Baton Rouge	LA	[ ]	CUSTOMER BAILMENT	$8,309.72	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$832.90	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$1,089.58	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$1,362.52	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$1,758.14	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$2,361.68	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$5,979.79	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	75 South Avenue B & 37th Street	Baton Rouge	LA	[ ]	CUSTOMER BAILMENT	$8,285.73	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL CHEMICAL-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$9,581.70	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL MONT BELVIEU PLASTICS PLANT-MONT BELVIEU, TX	13330 Hatcherville Road	Mont Belvieu	TX	77523	CUSTOMER BAILMENT	$16,224.85	Inventory Only			McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	4999 Scenic Highway	Baton Rouge	LA	70807	CUSTOMER BAILMENT	$716.19	Inventory Only	Leased	$22,770.00	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$1,311.86	Inventory Only	Leased	$12,413.58	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$1,318.70	Inventory Only	Leased	$3,713.15	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$1,362.52	Inventory Only	Leased — BR142	$-	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$1,933.61	Inventory Only	Owned — BR107	$-	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$2,318.67	Inventory Only	Leased	$21,984.48	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$2,370.34	Inventory Only	Leased	$3,207.60	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$2,370.34	Inventory Only	Owned	$-	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$2,683.21	Inventory Only	Leased	$19,810.69	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$4,877.12	Inventory Only	Leased — BR112	$-	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$5,981.10	Inventory Only	Customer Site	$-	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$8,092.38	Inventory Only	Leased — BR160	$-	McJunkin Red Man Corporation
EXXONMOBIL REFINERY-BATON ROUGE, LA	3545 Scenic Highway	Baton Rouge	LA	70805	CUSTOMER BAILMENT	$8,312.64	Inventory Only	Customer Site	$-	McJunkin Red Man Corporation
EXXONMOBIL-BAYTOWN, TX	San Jacinto and Railroad	Baytown	TX	77520	CUSTOMER BAILMENT	$1,683.48	Inventory Only	Customer Site	$-	McJunkin Red Man Corporation
EXXONMOBIL-BAYTOWN, TX	San Jacinto and Railroad	Baytown	TX	77520	CUSTOMER BAILMENT	$23,146.17	Inventory Only	Customer Site	$-	McJunkin Red Man Corporation
EXXONMOBIL-BAYTOWN, TX	San Jacinto and Railroad	Baytown	TX	77520	CUSTOMER BAILMENT	$51,197.75	Inventory Only	Customer Site	$-	McJunkin Red Man Corporation
EXXONMOBIL-BAYTOWN, TX	San Jacinto and Railroad	Baytown	TX	77520	CUSTOMER BAILMENT	$86,525.76	Inventory Only	Customer Site	$-	McJunkin Red Man Corporation
EXXONMOBIL-HAWKINS, TX	Highway 14 & FM1795	Hawkins	TX	75765	TRAILER	$25,652.72	Inventory Only	Leased	$22,131.45	McJunkin Red Man Corporation
EXXON-RIFLE, CO	4743 County Road 3	Rifle	CO	81650	CUSTOMER BAILMENT	$163,305.33	Inventory Only	Leased	$4,812.50	McJunkin Red Man Corporation
FAIRFIELD, TX	377 IH 45 South	Fairfield	TX	75840		$1,353,129.90	Service Branch	Customer Site	$-	McJunkin Red Man Corporation
FARMINGTON, NM	2400 Bloomfield Highway	Farmington	NM	87401		$2,729,264.70	Service Branch	Leased	$24,350.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
FELLOWS, CA	26407 Highway 33	Fellows	CA	93324		$1,269,360.55	Service Branch	Leased	$26,200.00	McJunkin Red Man Corporation
FMC GRANGER-GRANGER, WY	Westvaco Road	Granger	WY	82934	CUSTOMER BAILMENT	$12,685.95		Leased	$5,330.00	McJunkin Red Man Corporation
FMC GRANGER-GRANGER, WY	Westvaco Road	Granger	WY	82934	CUSTOMER BAILMENT	$12,685.95	Inventory Only	Leased	$2,200.00	McJunkin Red Man Corporation
FMC-GRANGER, WY	Westvaco Road	Granger	WY	82934	CUSTOMER BAILMENT	$96,243.15		Leased	$7,500.00	McJunkin Red Man Corporation
FMC-GRANGER, WY	Westvaco Road	Granger	WY	82934	CUSTOMER BAILMENT	$96,243.15	Inventory Only	Leased	$10,560.00	McJunkin Red Man Corporation
FMC-GREEN RIVER, WY	Mine — 8 Shaft	Green River	WY	82935	CUSTOMER BAILMENT	$6,859.77		Leased	$7,500.00	McJunkin Red Man Corporation
FMC-GREEN RIVER, WY	Mine — 8 Shaft	Green River	WY	82935	CUSTOMER BAILMENT	$6,859.77	Inventory Only	Leased	$5,810.63	McJunkin Red Man Corporation
FORT WORTH PIPE SERVICES LP-CRESSON, TX	2250 N Cresson Highway	Cresson	TX	76049	THIRD PARTY — OCTG	$85,232.80	Third Party Yard — MRC	Leased	$5,000.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
FORT WORTH PIPE SERVICES LP-CRESSON, TX	2250 N Cresson Highway	Cresson	TX	76049	THIRD PARTY — OCTG	$85,232.80		Leased	$10,000.00	McJunkin Red Man Corporation
FORT WORTH PIPE SERVICES, LP-DUBOIS, PA	650 Rail Terminal Drive	Dubois	PA	15801	THIRD PARTY — OCTG	$11,362,695.82	Third Party Yard	Leased	$8,000.00	McJunkin Red Man Corporation
FORT WORTH PIPE SERVICES, LP-DUBOIS, PA	650 Rail Terminal Drive	Dubois	PA	15801	THIRD PARTY — OCTG	$11,362,695.82		Leased	$4,000.00	McJunkin Red Man Corporation
FORT WORTH PIPE SERVICES-SAYRE, PA	60 Dominic Pace	Sayre	PA	18840	THIRD PARTY — PBB	$664,517.61	Third Party Yard — BR 065	Leased	$5,000.00	McJunkin Red Man Corporation
FORT WORTH PIPE SERVICES-SAYRE, PA	60 Dominic Pace	Sayre	PA	18840	THIRD PARTY — PBB	$664,517.61		Leased	$3,000.00	McJunkin Red Man Corporation
FORTUNA ENERGY-BIG FLATS, NY	60 Hammond Street	Big Flats	NY	14814	TRAILER	$27,459.85	Inventory Only	Leased	$6,600.00	McJunkin Red Man Corporation
FREER IRON WORKS-FREER, TX	202 North Norton	Freer	TX	78357	THIRD PARTY — PBB	$68,302.12	Third Party Yard — BR 872	Leased	$2,500.00	McJunkin Red Man Corporation
FREER IRON WORKS-FREER, TX	202 North Norton	Freer	TX	78357	THIRD PARTY — PBB	$68,302.12		Owned		McJunkin Red Man Corporation
GALENA PARK PIPE YARD-GALENA PARK, TX	2333 Clinton Drive	Galena Park	TX	77547		$8,799,791.87	Inventory Only	Leased	$3,000.00	McJunkin Red Man Corporation
GALENA PARK, TX	2333 Clinton Drive	Galena Park	TX	77547		$13,025,161.24	Hub	Leased	$2,750.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
GARRETT TRUCKING-AMBER, OK	1338 CR 1270	Amber	OK	73079	THIRD PARTY	$7,225,659.74	Third Party Yard	Leased	$14,943.00	McJunkin Red Man Corporation
GARRETT TRUCKING-AMBER, OK	1338 CR 1270	Amber	OK	73079	THIRD PARTY	$7,225,659.74		Leased	$13,977.63	McJunkin Red Man Corporation
GARWOOD EXCESS AGLR METERS-PHILADELPHIA, PA	28 Kennedy Boulevard	East Brunswick	NJ	08816	INTERNAL — BR 050	$23,837.40	Inventory Only — BR 050	Leased — BR818		McJunkin Red Man Corporation
GAYLORD, MI	1733 O’Rourke Boulevard	Gaylord	MI	49735		$377,854.43	Service Branch	Leased	$5,000.00	McJunkin Red Man Corporation
GENERAL CHEMICAL GROUP-GREEN RIVER, WY	Alchem Road	Green River	WY	82935	CUSTOMER BAILMENT	$16,871.53		Leased	$5,330.00	McJunkin Red Man Corporation
GENERAL CHEMICAL GROUP-GREEN RIVER, WY	Alchem Road	Green River	WY	82935	CUSTOMER BAILMENT	$16,871.53	Inventory Only	Leased	$13,580.86	McJunkin Red Man Corporation
GEORGIA PACIFIC CONSUMER OPERATIONS-ZACHARY, LA	1000 West Mt Pleasant Road	Zachary	LA	70791	CUSTOMER BAILMENT	$3,816.55		Leased	$3,500.00	McJunkin Red Man Corporation
GEORGIA PACIFIC CONSUMER OPERATIONS-ZACHARY, LA	1000 West Mt Pleasant Road	Zachary	LA	70791	CUSTOMER BAILMENT	$3,922.91	Inventory Only			McJunkin Red Man Corporation
GEORGIA PACIFIC CONSUMER OPERATIONS-ZACHARY, LA	1000 West Mt Pleasant Road	Zachary	LA	70791	CUSTOMER BAILMENT	$4,953.81	Inventory Only	Leased	$3,110.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
GILLETTE, WY	1471 Garman Court	Gillette	WY	82716		$7,169,687.82	Service Branch	Leased	$1,200.00	McJunkin Red Man Corporation
GONZALES, TX	261 Oil Patch Lane	Gonzales	TX	78629		$4,307,309.85	Service Branch	Customer Site		McJunkin Red Man Corporation
GRAND JUNCTION, CO	769 Valley Court	Grand Junction	CO	81505		$198,369.84	Service Branch			McJunkin Red Man Corporation
GRANDVIEW, MO	13907 Century Lane	Grandview	MO	64030		$531,301.70	Service Branch			McJunkin Red Man Corporation
GRANDVIEW, MO	13907 Century Lane	Grandview	MO	64030		$531,301.70		Leased		McJunkin Red Man Corporation
GRANT ATLAS BRADFORD-CHANNELVIEW, TX	539 Sheldon Road #A	Channelview	TX	77530	THIRD PARTY — OCTG	$1,779.44	Third Party Yard			McJunkin Red Man Corporation
GRANTPRIDECO TUBE ALLOY-CASPER, WY	3501 N Poplar	Casper	WY	82601	THIRD PARTY — OCTG	$45,327.35	Third Party Yard			McJunkin Red Man Corporation
GREELEY GAS-CANON CITY, CO	1901 East Main Street	Canon City	CO	81212	CUSTOMER BAILMENT	$14,487.91	Inventory Only			McJunkin Red Man Corporation
GREELEY GAS-CORTEZ, CO	1002 East Main Street	Cortez	CO	81321	CUSTOMER BAILMENT	$5,314.10	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
GREELEY GAS-CRAIG, CO	65 South Ranney Street	Craig	CO	81625	CUSTOMER BAILMENT	$7,122.68	Inventory Only			McJunkin Red Man Corporation
GREELEY GAS-DURANGO, CO	107 Jameson Street	Durango	CO	81303	CUSTOMER BAILMENT	$10,344.29				McJunkin Red Man Corporation
GREELEY GAS-GREELEY, CO	810 22nd Avenue	Greeley	CO	80631	CUSTOMER BAILMENT	$42,850.52	Inventory Only			McJunkin Red Man Corporation
GREELEY GAS-LAMAR, CO	209 East Sage	Lamar	CO	81052	CUSTOMER BAILMENT	$15,563.97	Inventory Only			McJunkin Red Man Corporation
GREELEY GAS-STEAMBOAT SPRINGS, CO	2770 Downhill Drive	Steamboat Springs	CO	80487	CUSTOMER BAILMENT	$7,708.77	Inventory Only			McJunkin Red Man Corporation
GREEN BAY PACKAGING-MORRILTON, AR	Highway 113	Morrilton	AR	72110	CUSTOMER BAILMENT	$14,705.16	Inventory Only			McJunkin Red Man Corporation
GULF COAST HIGH YIELD-GRAND PRAIRIE, TX	841 Heinz Way	Grand Prairie	TX	75051		$2,506,016.56	Inventory Only			McJunkin Red Man Corporation
HARVEY, LA	1100 First Ave.	Harvey	LA	70058		$2,021,645.74	Service Branch			McJunkin Red Man Corporation
HAVRE PIPELINE-HAVRE, MT	Clear Creek Road	Havre	MT	59501	CUSTOMER BAILMENT	$35,099.01	Inventory Only			McJunkin Red Man Corporation
HEMPHILL SPEEDY-WILLIAMSPORT, PA	2680 Reach Road	Williamsport	PA	17701	THIRD PARTY — OCTG	$390,254.65	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
HESS CORP-CHARLSON, ND	10391 43rd Street NW	Charlson	ND	58763		$300,237.78	Inventory Only			McJunkin Red Man Corporation
HILAND PARTNERS-ALEXANDER, ND	3507 149 Avenue NW	Alexander	ND	58831	TRAILER	$9,575.22	Inventory Only			McJunkin Red Man Corporation
HOLMES WESTERN OIL-TAFT, CA	4300 Midway Road	Taft	CA	93268	CUSTOMER BAILMENT	$11,473.98	Inventory Only			McJunkin Red Man Corporation
HOLMES WESTERN OIL-TAFT, CA	4300 Midway Road	Taft	CA	93268	CUSTOMER BAILMENT	$78,223.69	Inventory Only			McJunkin Red Man Corporation
HORSEHEADS NY PIPE YARD-HORSEHEADS, NY	224 North Main Street	Horseheads	NY	14845		$11,699,141.60	Inventory Only			McJunkin Red Man Corporation
HORSEHEADS, NY	224 North Main	Horseheads	NY	14845		$8,345,419.42	Service Branch	Leased		McJunkin Red Man Corporation
HOUMA, LA	110 Venture Blvd.	Houma	LA	70360		$381,955.39	Service Branch			McJunkin Red Man Corporation
HOUSTON OCTG-HOUSTON, TX	2 Houston Center, 909 Fannin , Suite 3100	Houston	TX	77010		$52,704.41	Admin Branch			McJunkin Red Man Corporation
HOUSTON TUBULAR INC-WEIRTON, WV	Half Moon Industrial Park	Weirton	WV	26062	THIRD PARTY	$412,623.60	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
HOUSTON TUBULARS INC-PEARLAND, TX	13600 Hatfield	Pearland	TX	77581	THIRD PARTY	$1,210,510.20	Third Party Yard			McJunkin Red Man Corporation
HOUSTON, TX	4732 Darien Street	Houston	TX	77028		$22,081,685.06	Hub			McJunkin Red Man Corporation
HUNTINGTON BEACH, CA	20101 Golden West Street	Huntington Beach	CA	92648		$66,449.67	Service Branch			McJunkin Red Man Corporation
HURRICANE, WV	3384 Teays Valley Road Bldg 1	Hurricane	WV	25526		$2,545,999.58	Service Branch	Leased		McJunkin Red Man Corporation
HYDRIL-ANADARKO PROGRAM-HOUSTON, TX	302 Mccarty Street	Houston	TX	77029	THIRD PARTY — OCTG	$1,155,563.69	Third Party Yard			McJunkin Red Man Corporation
HYDRIL-MCCARTY-HOUSTON, TX	302 Mccarty Street	Houston	TX	77029	THIRD PARTY — OCTG	$81,196.51	Third Party Yard			McJunkin Red Man Corporation
INDIANA BRANCH	480 Geesy Road	Indiana	PA	15701		$4,131,508.65	Inventory Only			McJunkin Red Man Corporation
INDIANA BRANCH	480 Geesy Road	Indiana	PA	15701		$4,131,508.65	Leased — BR 017			McJunkin Red Man Corporation
INDIANA, PA	100 Jack Drive/480 Geesy Road per SIMS	Indiana	PA	15701		$3,418,329.75	Service Branch	Leased		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
INDIANAPOLIS, IN	8399 Zionsville Road	Indianapolis	IN	46268		$3,126,186.12	Shop	Leased		McJunkin Red Man Corporation
INDSPEC CHEMICAL CORP-PETROLIA, PA	133 Main Street	Petrolia	PA	16050	CUSTOMER BAILMENT	$28,484.19	Inventory Only			McJunkin Red Man Corporation
INDUSTRIAL RUBBER-HIBBING, MN	3804 East 13th Avenue	Hibbing	MN	55746	THIRD PARTY — PBB	$4,923.53	Third Party Yard — BR 846			McJunkin Red Man Corporation
INEOS-ALVIN, TX	2 Miles S of FM 2917 on FM 2004	Alvin	TX	77511	CUSTOMER BAILMENT	$41,583.21	Inventory Only			McJunkin Red Man Corporation
INEOS-LIMA, OH	Ft Amanda & Adgate Roads	Lima	OH	45804	CUSTOMER BAILMENT	$798.51	Inventory Only			McJunkin Red Man Corporation
INEOS-LIMA, OH	Ft Amanda & Adgate Roads	Lima	OH	45804	CUSTOMER BAILMENT	$5,276.22	Inventory Only			McJunkin Red Man Corporation
INEOS-LIMA, OH	Ft Amanda & Adgate Roads	Lima	OH	45804	CUSTOMER BAILMENT	$23,017.83	Inventory Only			McJunkin Red Man Corporation
INTERNATIONAL PAPER CO-COURTLAND, AL	16504 County Road 150	Courtland	AL	35618	CUSTOMER BAILMENT	$68,502.23	Inventory Only			McJunkin Red Man Corporation
INTERNATIONAL PAPER-CAMPTI, LA	4537 Highway 480	Campti	LA	71411	CUSTOMER BAILMENT	$1,725.63	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
INTERNATIONAL PAPER-TEXARKANA, TX	9978 Farm Market Road 3129	Texarkana	TX	75504	CUSTOMER BAILMENT	$29,569.82	Inventory Only			McJunkin Red Man Corporation
ITS THREADING AND MFG.,INC.-HOUSTON, TX	7735 Miller Road #3	Houston	TX	77049	THIRD PARTY — OCTG	$249,388.13	Third Party Yard			McJunkin Red Man Corporation
JACKSONVILLE, FL	5440 Highway Avenue	Jacksonville	FL	32254		$1,118,545.71	Service Branch	Leased		McJunkin Red Man Corporation
JET SUBSURFACE-GAYLORD, MI	1733 O’Rourke Boulevard	Gaylord	MI	49735	CUSTOMER BAILMENT	$10,372.26	Inventory Only			McJunkin Red Man Corporation
JOHN BUNNING-ROCK SPRINGS, WY	1600 Elk Street	Rock Springs	WY	82901	THIRD PARTY	$5,801,823.34	Third Party Yard			McJunkin Red Man Corporation
JOLIET, IL	4026 Mound Road	Joliet	IL	60436		$602,957.90	Service Branch	Leased		McJunkin Red Man Corporation
JONAH GAS GATHERING CO-BOULDER, WY	29 Patrik Road	Boulder	WY	82923	CUSTOMER BAILMENT	$40,246.00	Inventory Only			McJunkin Red Man Corporation
JOURDANTON, TX	1012 Hwy 97 West	Jourdanton	TX	78026		$2,816,858.42	Service Branch			McJunkin Red Man Corporation
KALKASKA, MI	2602 US 131 North	Kalkaska	MI	49646		$516,838.64	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
KAUKAUNA, WI	1215 Hyland Avenue/2130 W Pershing Street per SIMS	Kaukauna	WI	54130		$92,633.62	Service Branch	Leased		McJunkin Red Man Corporation
KEANE DRILLING-LEWIS RUN, PA	101 Keane Road	Lewis Run	PA	16738	THIRD PARTY — PBB	$4,107.31	Third Party Yard — BR 029			McJunkin Red Man Corporation
KERN RIVER, CA	1978 China Grade Loop Road	Bakersfield	CA	93308		$803,259.81	Service Branch			McJunkin Red Man Corporation
KERR MCGEE OIL & GAS-VERNAL, UT	Blue Feather Pipe Yard	Vernal	UT	84078	CUSTOMER BAILMENT	$56,358.40	Inventory Only			McJunkin Red Man Corporation
KINDER MORGAN-VICTORIA, TX	409 Holt Road	Victoria	TX	77905	CUSTOMER BAILMENT	$17,911.56	Inventory Only			McJunkin Red Man Corporation
KINGSPORT, TN	1037 Tidewater Court	Kingsport	TN	37660		$570,694.04	Service Branch	Leased		McJunkin Red Man Corporation
KOPPEL STEEL BAYTOWN-BAYTOWN, TX	2600 Texas Highway 99	Baytown	TX	77520	THIRD PARTY — OCTG	$3,458.98	Third Party Yard			McJunkin Red Man Corporation
KRATON POLYMERS-BELPRE, OH	Rt 50 West	Belpre	OH	45714	CUSTOMER BAILMENT	$14,954.89	Inventory Only			McJunkin Red Man Corporation
LABARGE COATING-CHANNELVIEW, TX	711 Shields Road	Channelview	TX	77530	THIRD PARTY — LINE PIPE	$7,774,495.82	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
LABARGE COATING-CHANNELVIEW, TX	400 South Sheldon Road	Channelview	TX	77530	THIRD PARTY — LINE PIPE	$27,489,137.01	Third Party Yard			McJunkin Red Man Corporation
LABARGE PIPE & STEEL-ST LOUIS, MO	7400 South Broadway	St. Louis	MO		THIRD PARTY — LINE PIPE	$2,746,859.98	Third Party Yard — MRC			McJunkin Red Man Corporation
				63111						McJunkin Red Man Corporation
LAKE CHARLES, LA	804 PPG Drive Bld F	Westlake	LA	70069		$940,753.15	Service Branch			McJunkin Red Man Corporation
LAREDO, TX	6339 Highway 359	Laredo	TX	78043		$1,542,850.16	Service Branch			McJunkin Red Man Corporation
LAUREL, MS	3051 Industrial Boulevard	Laurel	MS	39440		$618,162.41	Service Branch			McJunkin Red Man Corporation
LIBERTY COATING COMPANY-MORRISVILLE, PA	21 S Steel Road	Morrisville	PA	19067	THIRD PARTY — LINE PIPE	$339,517.50	Third Party Yard			McJunkin Red Man Corporation
LINCOLN MANUFACTURING OF OHIO-STRASBURG, OH	777 South Wooster Avenue	Strasburg	OH	44680	THIRD PARTY — OCTG	$210.52				McJunkin Red Man Corporation
LINCOLN MANUFACTURING-MAGNOLIA, TX	31209 FM 2978 Road	Magnolia	TX	77354	THIRD PARTY — OCTG	$300,665.44	Third Party Yard			McJunkin Red Man Corporation
LINDSAY, OK	603 SE 4th	Lindsay	OK	73052		$567,366.37	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
LITTLE ROCK, AR	8111 Industry Drive/1720 Queensway Street per SIMS	Little Rock/Searcy	AR	72117/		$564,170.95	Service Branch			McJunkin Red Man Corporation
				72143						McJunkin Red Man Corporation
LOCK HAVEN PA-LOCK HAVEN, PA	1582 Woodward Avenue	Lock Haven	PA	17745		$538,144.98	Inventory Only	Leased		McJunkin Red Man Corporation
LONE STAR TUBULAR SVC-LONE STAR, TX	FM 729	Lone Star	TX	75668	THIRD PARTY — OCTG	$67,357.36	Third Party Yard			McJunkin Red Man Corporation
LONGHORN CUSTOM COATING-ODESSA, TX	4021 Rasco	Odessa	TX	79764	THIRD PARTY — OCTG	$8,981.93	Third Party Yard			McJunkin Red Man Corporation
LONGVIEW, TX	1405 West Cotton St.	Longview	TX	75602		$475,948.83	Service Branch			McJunkin Red Man Corporation
LOST HILLS, CA	15255 Lost Hills Road	Lost Hills	CA	93249		$519,162.55	Service Branch			McJunkin Red Man Corporation
LOUISVILLE, KY	3405 Kramers Lane	Louisville	KY	40216		$1,010,865.20	Service Branch	Leased		McJunkin Red Man Corporation
LOVINGTON, NM	306 East Avenue D	Lovington	NM	88260		$579,015.79	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
LUNDVALL TRUCKING-GREELEY, CO	1907 1st Avenue	Greeley	CO	80631	THIRD PARTY — LINE PIPE	$1,273,244.26	Third Party Yard			McJunkin Red Man Corporation
LYONDELL BASSELL-PASADENA, TX	12001 Bay Area Blvd	Pasadena	TX	77507	CUSTOMER BAILMENT	$1,195.10	Inventory Only			McJunkin Red Man Corporation
LYONDELL CHEMICAL-CHANNELVIEW, TX	2502 Sheldon Road	Channelview	TX	77049	CUSTOMER BAILMENT	$2,293.71	Inventory Only			McJunkin Red Man Corporation
LYONDELL EQUISTAR-MORRIS, IL	Route 6 & Tabler Road	Morris	IL	60450	CUSTOMER BAILMENT	$26.87	Inventory Only			McJunkin Red Man Corporation
MARATHON ASHLAND PETROLEUM-CATLETTSBURG, KY	US Rt 23 North	Catlettsburg	KY	41129	TRAILER	$18,933.79	Inventory Only			McJunkin Red Man Corporation
										McJunkin Red Man Corporation
MARATHON CONSIGNED-HOBBS, NM-HOBBS, NM	2340 West Maryland Blvd	Hobbs	NM	88240	THIRD PARTY — OCTG	$2,469.02	Third Party Yard			McJunkin Red Man Corporation
MARATHON OIL CO-BYRON, WY	341 Highway 14A W	Byron	WY	82412	CUSTOMER BAILMENT	$37,644.28	Inventory Only			McJunkin Red Man Corporation
MARATHON OIL CO-CODY, WY	238 Rd 3 EM	Cody	WY	82414	CUSTOMER BAILMENT	$17,492.93	Inventory Only			McJunkin Red Man Corporation
MARATHON OIL CO-GROESBECK, TX	158 County Road 750	Groesbeck	TX	76642	CUSTOMER BAILMENT	$31,216.90	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MARATHON OIL CO-HAYNESVILLE, LA	176 Marathon Road	Haynesville	LA	71038	CUSTOMER BAILMENT	$30,446.14	Inventory Only			McJunkin Red Man Corporation
MARATHON OIL CO-KENAI, AK	304090 K-Beach Road	Kenai	AK	99611	CUSTOMER BAILMENT	$51,698.97	Inventory Only			McJunkin Red Man Corporation
MARATHON OIL CO-MARLOW, OK	2201 S Broadway Highway 81	Marlow	OK	73055	CUSTOMER BAILMENT	$4,695.64	Inventory Only			McJunkin Red Man Corporation
MARATHON PETROLEUM CO-CANTON, OH	3500 21st Street SW	Canton	OH	44707	TRAILER	$67,332.67	Inventory Only			McJunkin Red Man Corporation
MARATHON PETROLEUM LLC-TEXAS CITY, TX	1027 Sixth Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$2,451.46	Inventory Only			McJunkin Red Man Corporation
MARATHON PETROLEUM LLC-TEXAS CITY, TX	1027 Sixth Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$4,192.07	Inventory Only			McJunkin Red Man Corporation
MARATHON PETROLEUM LLC-TEXAS CITY, TX	1027 Sixth Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$85,847.58	Inventory Only			McJunkin Red Man Corporation
MARATHON PETROLEUM-TEXAS CITY, TX	1027 Sixth Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$471.90	Inventory Only			McJunkin Red Man Corporation
MARATHON PETROLEUM-TEXAS CITY, TX	1027 Sixth Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$771.83	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MARATHON PETROLEUM-TEXAS CITY, TX	1027 Sixth Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$1,867.33	Inventory Only			McJunkin Red Man Corporation
MARATHON PETROLEUM-TEXAS CITY, TX	1027 Sixth Avenue South	Texas City	TX	77590	CUSTOMER BAILMENT	$6,470.19	Inventory Only			McJunkin Red Man Corporation
MARIETTA, OH	235 Mitchell’s Lane	Marietta	OH	45750		$308,841.27	Service Branch	Leased		McJunkin Red Man Corporation
MASON, MI	4149 Legion Drive	Mason	MI	48854		$810,744.80	Service Branch	Leased		McJunkin Red Man Corporation
MCALESTER, OK	6325 East Hwy. 270/101 East Highway 270 per SIMS	McAlester/Alderson	OK	74501		$755,361.65	Service Branch			McJunkin Red Man Corporation
MCJUNKIN APPALACHIAN 9A7-OLIVER SPRINGS, TN	10435 Petros Highway	Oliver Springs	TN	37840		$422,493.06	Inventory Only			McJunkin Red Man Corporation
MCKITTRICK, CA	20372 7th Standard Road	McKittrick	CA	93251		$1,760,308.30	Service Branch			McJunkin Red Man Corporation
MEASUREMENTATION INC-COLDSPRING, TX	35 Petroleum Road	Coldspring	TX	77331	CUSTOMER BAILMENT	$6,801.48	Inventory Only			McJunkin Red Man Corporation
MEDFORD, OK	2500 S Highway 81	Medford	OK	73759		$199,640.81	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MIDWEST PIPE COATERS-SCHERERVILLE, IN	925 Kennedy Avenue	Schererville	IN	46375	THIRD PARTY — LINE PIPE	$35,901.01	Third Party Yard			McJunkin Red Man Corporation
MIDWEST PIPE COATING LLC-SCHERERVILLE, IN	925 Kennedy Avenue	Schererville	IN	46375	THIRD PARTY — LINE PIPE	$1,179,503.02	Third Party Yard			McJunkin Red Man Corporation
MIDWEST PIPE COATING-SCHERERVILLE, IN	925 Kennedy Avenue	Schererville	IN	46375	THIRD PARTY — LINE PIPE	$4,041,455.52	Third Party Yard			McJunkin Red Man Corporation
MILLENNIUM CHEMICALS-ASHTABULA, OH	2900 Middle Road	Ashtabula	OH	44004	CUSTOMER BAILMENT	$45,273.06	Inventory Only			McJunkin Red Man Corporation
MILLENNIUM-ASHTABULA, OH	2900 Middle Road	Ashtabula	OH	44004		$219,472.07	Service Branch			McJunkin Red Man Corporation
MILWAUKEE, WI	1200 West Mallory Avenue	Milwaukee	WI	53221		$126,526.21		Leased		McJunkin Red Man Corporation
MISSION, TX	5500 W. Highway 107	Mission	TX	78504		$2,067,300.83	Service Branch			McJunkin Red Man Corporation
MOBILE, AL	4099 Halls Mill Road/8013 Highway 90 per SIMS	Mobile/Moss Point	AL/MS	36693/		$1,081,129.37	Service Branch			McJunkin Red Man Corporation
				39563						McJunkin Red Man Corporation
MOBILE-ULYSSES, KS	7 N. 11 E. 2 N. 1/2E	Ulysses	KS	67880	CUSTOMER BAILMENT	$1,505.89	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MOBILE-ULYSSES, KS	9 East	Ulysses	KS	67880	CUSTOMER BAILMENT	$4,459.67	Inventory Only			McJunkin Red Man Corporation
MOCKINGBIRD MIDSTREAM GAS SERVICES-DILLEY, TX	16640 IH 35 South	Dilley	TX	78017	CUSTOMER BAILMENT	$15,178.26	Inventory Only			McJunkin Red Man Corporation
MOHALL, ND	103 1st Ave. NW	Mohall	ND	58761		$1,206,469.57	Service Branch			McJunkin Red Man Corporation
MOMENTIVE PERFORMANCE-WATERFORD, NY	260 Hudson River Road	Waterford	NY	12188	CUSTOMER BAILMENT	$57,974.50	Inventory Only			McJunkin Red Man Corporation
MRC FLOMATON-FLOMATON, AL	505 Houston Street	Flomaton	AL	36441		$96,576.58	Inventory Only			McJunkin Red Man Corporation
MRC LABARGE-WAGONER, OK	2220 West Highway 142/1300 North Labarge Avenue per SIMS	Wagoner	OK	74467		$2,078,126.39	Service Branch			McJunkin Red Man Corporation
MRC RIFLE-RIFLE, CO	1879 County Road 264	Rifle	CO	81650		$741,400.07	Inventory Only			McJunkin Red Man Corporation
MRC ROCK SPRINGS-ROCK SPRINGS, WY	2221 Westgate Drive	Rock Springs	WY	82901		$38,541.24	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MRC WEST ALEXANDER-WEST ALEXANDER, PA	947 Old Brick Road	West Alexander	PA	15376		$1,641,083.99	Inventory Only	Leased		McJunkin Red Man Corporation
MRC-HESS-SEMINOLE, TX	Hwy 214	Seminole	TX	79360		$139,746.69	Inventory Only			McJunkin Red Man Corporation
MRM SATELLITE STORE-HOBBS, NM	1611 West Maryland Str	Hobbs	NM	88240		$1,205,312.07	Inventory Only			McJunkin Red Man Corporation
MT PLEASANT, MI	1302 S Mission Road	Mount Pleasant	MI	48858		$1,223,784.39	Service Branch			McJunkin Red Man Corporation
MULTI-CHEM GROUP LLC-QUINTON, OK	1427 West Main Street	Quinton	OK	74561	CUSTOMER BAILMENT	$10,901.03	Inventory Only			McJunkin Red Man Corporation
MUNSTER, IN	101 W. 45th Street	Munster	IN	46321		$254,762.71	Leased — BR 032			McJunkin Red Man Corporation
MUNSTER, IN	101 W. 45th Street	Munster	IN	46321		$8,680,724.28	Hub	Leased		McJunkin Red Man Corporation
MUSSLEWHITE TRKG CO.-LEVELLAND, TX	1700 10 Street	Levelland	TX	79336	THIRD PARTY — OCTG	$6,395.36	Third Party Yard			McJunkin Red Man Corporation
NARROWS, VA	3520 Virginia Avenue	Narrows	VA	24124		$672,174.64	Service Branch	Leased		McJunkin Red Man Corporation
NAVAJO REFINING-LOVINGTON, NM	Lovington Highway	Lovington	NM	88260	CUSTOMER BAILMENT	$4,942.79	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
NEW MARTINSVILLE, WV	State Route 2	Proctor	WV	26055		$2,633,133.90	Service Branch	Leased		McJunkin Red Man Corporation
NEW MEXICO GAS COMPANY-PLATTSMOUTH, NE	514 Carmony Road NE/203 Wiles Road per SIMS	Albuquerque/Plattsmouth	NM/NE	87107/	INTERNAL — BR 289	$82,000.00	Inventory Only — BR 289			McJunkin Red Man Corporation
				68048						McJunkin Red Man Corporation
NITRO BRANCH	4 McJunkin Road	Nitro	WV	25143	INTERNAL — BR 002	$13.41	Inventory Only — BR 002			McJunkin Red Man Corporation
NITRO STAGING-NITRO, WV	4 McJunkin Road	Nitro	WV	25143		$676.81	Inventory Only			McJunkin Red Man Corporation
NITRO, WV	4 McJunkin Road	Nitro	WV	25143		$25,143,567.62	Hub			McJunkin Red Man Corporation
NOBLE/E L FARMER YARD-HOUSTON, TX	15706 Beaumont Highway	Houston	TX	77013	THIRD PARTY — OCTG	$2,583,944.41	Third Party Yard			McJunkin Red Man Corporation
NORRIS SUCKER RODS-WOOSTER, OH	3745 Triway Land	Wooster	OH	44691	THIRD PARTY — PBB	$100,819.55	Third Party Yard — BR 042			McJunkin Red Man Corporation
NORTH CHARLESTON, SC	5945 Commerce Circle	North Charleston	SC	29406		$550,049.50		Leased		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
NORTH SALT LAKE CITY, UT	485 N 400 West	N Salt Lake City	UT	84054		$4,624,703.67	Service Branch			McJunkin Red Man Corporation
NORTON, VA	550 Hawthorne Drive	Norton	VA	24273		$3,316,542.28	Service Branch	Leased		McJunkin Red Man Corporation
NUTRASWEET-AUGUSTA, GA	1750 Lovers Lane	Augusta	GA	30901	CUSTOMER BAILMENT	$35,209.99	Inventory Only			McJunkin Red Man Corporation
OCCIDENTAL CHEMICAL-CONVENT, LA	7377 Highway 3214	Convent	LA	70723	CUSTOMER BAILMENT	$23,170.23	Inventory Only			McJunkin Red Man Corporation
OCCIDENTAL CHEMICAL-GREGORY, TX	87 Ingleside Plant Highway 361	Gregory	TX	78359	CUSTOMER BAILMENT	$25,470.39	Inventory Only			McJunkin Red Man Corporation
OCCIDENTAL CHEMICAL-TAFT, LA	14 Plant Taft — 226 Highway 3142	Taft	LA	70057	CUSTOMER BAILMENT	$16,687.53	Inventory Only			McJunkin Red Man Corporation
OCTG, LLP-HOUSTON, TX	9200 Sheldon Road	Houston	TX	77049	THIRD PARTY — OCTG	$8,841,752.27	Third Party Yard			McJunkin Red Man Corporation
ODESSA DRILL PIPE RECLAMATION-ODESSA, TX	11816 W I-20 East	Odessa	TX	79763	THIRD PARTY — OCTG	$1,191,660.93	Third Party Yard			McJunkin Red Man Corporation
ODESSA, TX	333 South County Road West	Odessa	TX	79763		$5,961,038.65	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
OKLAHOMA CITY, OK	9327 W. Reno Ave.	Oklahoma City	OK	73127		$2,366,240.57	Service Branch			McJunkin Red Man Corporation
OLD OCEAN, TX	Hwy 35 South & FM 524	Old Ocean	TX	77463		$281,233.03	Service Branch			McJunkin Red Man Corporation
ONEOK FIELD SERVICES-BUSHTON, KS	777 Avenue Y	Bushton	KS	67427	CUSTOMER BAILMENT	$86,412.20	Inventory Only	Owned		McJunkin Red Man Corporation
ONEOK FIELD SERVICES-HUGOTON, KS	114 West 2nd Street	Hugoton	KS	67951	CUSTOMER BAILMENT	$4,219.48	Inventory Only	Leased	$5,000.00	McJunkin Red Man Corporation
ONEOK FIELD SERVICES-LAKIN, KS	993 Road T	Lakin	KS	67860	CUSTOMER BAILMENT	$1,087.70	Inventory Only	Leased	$3,000.00	McJunkin Red Man Corporation
ONEOK FIELD SERVICES-MEDICINE LODGE, KS	1990 SE Highway 160	Medicine Lodge	KS	67104	CUSTOMER BAILMENT	$10,364.03		Leased	$5,830.00	McJunkin Red Man Corporation
ONEOK FIELD SERVICES-MEDICINE LODGE, KS	1990 SE Highway 160	Medicine Lodge	KS	67104	CUSTOMER BAILMENT	$10,364.03	Inventory Only	Leased	$11,000.00	McJunkin Red Man Corporation
ONEOK FIELD SERVICES-SUN CITY, KS	1/2 N & 5W	Sun City	KS	67143	CUSTOMER BAILMENT	$4,665.20	Inventory Only	Owned		McJunkin Red Man Corporation
OXY VINYLS-LA PORTE, TX	2400 Miller Cut Off Road	La Porte	TX	77571	CUSTOMER BAILMENT	$16,517.55		Leased	$4,400.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
OXY VINYLS-LA PORTE, TX	2400 Miller Cut Off Road	La Porte	TX	77571	CUSTOMER BAILMENT	$16,517.55	Inventory Only	Leased	$11,170.00	McJunkin Red Man Corporation
OXY-GEISMAR, LA	8318 Ashland Drive	Geismar	LA	70737	CUSTOMER BAILMENT	$9,744.37		Leased	$8,332.20	McJunkin Red Man Corporation
OXY-GEISMAR, LA	8318 Ashland Drive	Geismar	LA	70737	CUSTOMER BAILMENT	$9,744.37	Inventory Only	Leased	$4,600.00	McJunkin Red Man Corporation
PACIFIC PERFORATING-BAKERSFIELD, CA	25090 Highway 33	Bakersfield	CA	93308	THIRD PARTY — PBB	$195,842.05	Third Party Yard — BR 122	Owned — BR 071		McJunkin Red Man Corporation
PACIFIC PERFORATING-BAKERSFIELD, CA	25090 Highway 33	Bakersfield	CA	93308	THIRD PARTY — PBB	$195,842.05		Leased — BR865		McJunkin Red Man Corporation
PANHANDLE OILFIELD SERVICE CO-MORGANTOWN, WV	1300 Heavy Haul Road	Morgantown	WV	26508	THIRD PARTY — PBB	$1,680,527.66	Third Party Yard — BR 017	Leased	$3,810.00	McJunkin Red Man Corporation
PANHANDLE OILFIELD SERVICE CO-MORGANTOWN, WV	1300 Heavy Haul Road	Morgantown	WV	26508	THIRD PARTY — PBB	$1,680,527.66		Leased	$11,200.00	McJunkin Red Man Corporation
PANHANDLE OILFIELD SERVICES-JERSEY SHORE, PA	70 Maryland Avenue	Jersey Shore	PA	[ ]	THIRD PARTY — PBB	$870,942.50	Third Party Yard — BR 065	Customer Site		McJunkin Red Man Corporation
PASADENA, TX	1423 Highway 225	Pasadena	TX	77506		$231,052.69	Service Branch	Leased — BR865		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
PATTERSON TRUCKING-CHANNELVIEW, TX	539 S Sheldon Road	Channelview	TX	77530	THIRD PARTY — OCTG	$266,523.07		Leased	$2,750.00	McJunkin Red Man Corporation
PATTERSON-CHANNELVIEW, TX	539 Sheldon Road	Channelview	TX	77530	THIRD PARTY — OCTG	$117,710.55	Third Party Yard	Leased	$2,200.00	McJunkin Red Man Corporation
PATTERSON-CHANNELVIEW, TX	539 Sheldon Road	Channelview	TX	77530	THIRD PARTY — OCTG	$117,710.55		Leased	$2,800.00	McJunkin Red Man Corporation
PENN VA OIL-RAVENCLIFF, WV	Old Rt 5	Ravencliff	WV	25913	CUSTOMER BAILMENT	$7,433.06		Owned		McJunkin Red Man Corporation
PENN VA OIL-RAVENCLIFF, WV	Old Rt 5	Ravencliff	WV	25913	CUSTOMER BAILMENT	$7,433.06	Inventory Only	Leased	$1,275.00	McJunkin Red Man Corporation
PENNSYLVANIA GENERAL ENERGY-MARIENVILLE, PA	Route 66 North	Marienville	PA	16239	CUSTOMER BAILMENT	$44,509.91		Leased	$3,250.00	McJunkin Red Man Corporation
PENNSYLVANIA GENERAL ENERGY-MARIENVILLE, PA	Route 66 North	Marienville	PA	16239	CUSTOMER BAILMENT	$44,509.91	Inventory Only	Leased	$20,592.00	McJunkin Red Man Corporation
PENNSYLVANIA GENERAL ENERGY-MARIENVILLE, PA	Route 66 North	Marienville	PA	16239	CUSTOMER BAILMENT	$260,511.65		Leased	$3,300.00	McJunkin Red Man Corporation
PENNSYLVANIA GENERAL ENERGY-MARIENVILLE, PA	Route 66 North	Marienville	PA	16239	CUSTOMER BAILMENT	$260,511.65	Inventory Only	Leased	$3,250.00	McJunkin Red Man Corporation
PENNSYLVANIA GENERAL ENERGY-PORT ALLEGANY, PA	3448 RT 155N	Port Allegany	PA	16743	CUSTOMER BAILMENT	$660,711.89	Inventory Only	Owned		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
PERRYTON, TX	513 SE 9th Street	Perryton	TX	79070		$887,497.25	Service Branch	Leased	$6,500.00	McJunkin Red Man Corporation
PESCO-FARMINGTON, NM	2400 Bloomfield Highway	Farmington	NM	87401	CUSTOMER BAILMENT	$24,182.48		Leased	$1,200.00	McJunkin Red Man Corporation
PESCO-FARMINGTON, NM	2400 Bloomfield Highway	Farmington	NM	87401	CUSTOMER BAILMENT	$24,182.48	Inventory Only	Leased	$7,556.05	McJunkin Red Man Corporation
PETROLEUM SERVICE-WOODWARD, OK	2421 Western Avenue	Woodward	OK	73801	THIRD PARTY	$5,713,139.52	Third Party Yard	Owned		McJunkin Red Man Corporation
PETROLEUM SERVICE-WOODWARD, OK	2421 Western Avenue	Woodward	OK	73801	THIRD PARTY	$5,713,139.52		Leased	$17,268.24	McJunkin Red Man Corporation
PHILADELPHIA, PA	1001 Industrial Highway	Eddystone	PA	19022		$864,093.52	Service Branch	Leased		McJunkin Red Man Corporation
PHOENIX/COUPLING SPECIALTIES-CHANNELVIEW, TX	437 S Sheldon Road	Channelview	TX	77530	THIRD PARTY — OCTG	$67,682.26	Third Party Yard	Leased	$350.00	McJunkin Red Man Corporation
PIKEVILLE, KY	389 Tollage Creek Bldg 1	Pikeville	KY	41501		$2,877,202.19	Service Branch	Leased		McJunkin Red Man Corporation
PITTSBURGH, PA	1103 Station Street	Coraopolis	PA	15108		$3,781,303.86	Service Branch	Customer Site		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
PITTSBURGH, PA	1103 Station Street	Coraopolis	PA	15108		$3,781,303.86		Leased		McJunkin Red Man Corporation
PJ OPERATING CORP-WOOSTER, OH	426 South Grant Street	Wooster	OH	44691	THIRD PARTY — PBB	$5,785.31				McJunkin Red Man Corporation
PNEUMATIC PRODUCTS-OCALA, FL	4647 SW 40th Avenue	Ocala	FL	34474	CUSTOMER BAILMENT	$74,432.51	Inventory Only			McJunkin Red Man Corporation
PONCA CITY, OK	3400 S 7th Street	Ponca City	OK	74601		$403,168.77	Service Branch			McJunkin Red Man Corporation
POWELL, WY	1175 Panther Blvd	Powell	WY	82435		$291,763.86	Service Branch			McJunkin Red Man Corporation
PPG INDUSTRIES-WESTLAKE, LA	1300 PPG Drive	Westlake	LA	70669	CUSTOMER BAILMENT	$405,762.72	Inventory Only			McJunkin Red Man Corporation
PRADON CONSTRUCTION-ODESSA, TX	2100 W 83rd Street	Odessa	TX	79764	THIRD PARTY	$2,843,986.25	Third Party Yard			McJunkin Red Man Corporation
PRATT, KS	40061 N. 281 Highway	Pratt	KS	67124		$614,058.45	Service Branch			McJunkin Red Man Corporation
PRECISION BOILER LLC-MORRISTOWN, TN	5727 Superior Drive	Morristown	TN	37814	CUSTOMER BAILMENT	$4,720.68	Inventory Only			McJunkin Red Man Corporation
PROCTOR&GAMBLE C/O HJ RUSSELL/FDI-CINCINNATI, OH	3875 Reservoir Road	Lima	OH	45801	CUSTOMER BAILMENT	$9,586.97	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
PURCHASING SERVICES WAREHOUSE-HOUSTON, TX	2333 Clinton Drive/4732 Darien per SIMS	Galena Park/Houston	TX	77547		$63,502.85	Admin Branch			McJunkin Red Man Corporation
PYROMATION/DEISTER UNIQUE MATERIAL-INDIANAPOLIS, IN	8399 Zionsville Road	Indianapolis	IN	46268	INTERNAL — BR 099	$14,786.11	Inventory Only — BR 099			McJunkin Red Man Corporation
QUESTAR E & P-VERNAL, UT	11002 East 17500 South	Vernal	UT	84078	CUSTOMER BAILMENT	$49,148.11	Inventory Only			McJunkin Red Man Corporation
QUESTAR GAS MANAGEMENT-VERNAL, UT	1601 E 1700 S	Vernal	UT	84078	CUSTOMER BAILMENT	$16,441.06				McJunkin Red Man Corporation
QUESTAR GAS MANAGEMENT-VERNAL, UT	1601 E 1700 S	Vernal	UT	84078	CUSTOMER BAILMENT	$16,441.06	Inventory Only			McJunkin Red Man Corporation
RANGE RESOURCES CORP-TONKAWA, OK	303 Thunderbird Road	Tonkawa	OK	74653	TRAILER	$14,427.33	Inventory Only			McJunkin Red Man Corporation
RANGELY, CO	14800 State Highway 64	Rangely	CO	81648		$951,537.07	Service Branch			McJunkin Red Man Corporation
REBAR COATINGS/COMMERCIAL RESINS-COMMERCE CITY, CO	8100 East 96th Avenue	Commerce City	CO	80640	THIRD PARTY — LINE PIPE	$1,318,608.09	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
REYNOLDS TRANSPORTATION-GILLETTE, WY	601 Larch Street	Gillette	WY	82716	THIRD PARTY — PBB	$1,306,597.93	Third Party Yard — BR 068			McJunkin Red Man Corporation
RICHMOND, VA	2500 Bellwood Road	Richmond	VA	23237		$2,686,269.83	Service Branch	Leased		McJunkin Red Man Corporation
RIFLE, CO	2001 County Road 319	Rifle	CO	81650		$2,380,397.39	Service Branch			McJunkin Red Man Corporation
RIVERTON, WY	25 County Acres Road	Riverton	WY	82501		$482,614.05	Service Branch			McJunkin Red Man Corporation
ROCK SPRINGS, WY	2851 Yellowstone Road	Rock Springs	WY	82901		$3,941,237.20	Service Branch			McJunkin Red Man Corporation
ROHM & HAAS-DEER PARK, TX	1900 Tidal Road	Deer Park	TX	77015	CUSTOMER BAILMENT	$2,437.73				McJunkin Red Man Corporation
ROHM & HAAS-DEER PARK, TX	1900 Tidal Road	Deer Park	TX	77015	CUSTOMER BAILMENT	$6,304.69	Inventory Only			McJunkin Red Man Corporation
ROHM & HAAS-DEER PARK, TX	1900 Tidal Road	Deer Park	TX	77015	CUSTOMER BAILMENT	$8,694.60	Inventory Only			McJunkin Red Man Corporation
ROHM & HAAS-DEER PARK, TX	1900 Tidal Road	Deer Park	TX	77015	CUSTOMER BAILMENT	$14,272.19				McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ROHM & HAAS-DEER PARK, TX	1900 Tidal Road	Deer Park	TX	77015	CUSTOMER BAILMENT	$14,272.19	Inventory Only			McJunkin Red Man Corporation
ROHM & HAAS-LA PORTE, TX	13300 Bay Area Blvd	La Porte	TX	77571	CUSTOMER BAILMENT	$15,146.27	Inventory Only			McJunkin Red Man Corporation
ROHM & HAAS-LOUISVILLE, KY	4300 Camp Ground Road	Louisville	KY	40216	CUSTOMER BAILMENT	$9,986.38	Inventory Only			McJunkin Red Man Corporation
ROOSEVELT, UT	1687 West Hwy 40	Roosevelt	UT	84066		$1,540,411.57	Inventory Only			McJunkin Red Man Corporation
S I W PIPE AND SUPPLY-ODESSA, TX	6149 W 10th Street	Odessa	TX	79763	THIRD PARTY — OCTG	$15,268.82	Third Party Yard			McJunkin Red Man Corporation
S I W PIPE AND SUPPLY-ODESSA, TX	6149 W 10th Street	Odessa	TX	79763	THIRD PARTY — OCTG	$15,268.82				McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$927.93	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$934.39	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$943.57	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$1,275.20	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$1,728.61	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$1,868.47	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$3,571.28	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$4,723.07	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$5,659.24	Inventory Only			McJunkin Red Man Corporation
SAINT PAUL PARK REFINING CO LLC-SAINT PAUL PARK, MN	459 3rd Street	Saint Paul Park	MN	55071	CUSTOMER BAILMENT	$7,405.67	Inventory Only			McJunkin Red Man Corporation
SAN ANTONIO, TX	5885 FM 1346	San Antonio	TX	78220		$1,681,751.98	Hub			McJunkin Red Man Corporation
SAN ARDO, CA	66893 Sargent Kenyon Road	San Ardo	CA	93450		$65,675.80	Service Branch			McJunkin Red Man Corporation
SEARCY, AR	2301 Eastline Road-1720 Queensway Street per SIMS	Searcy	AR	72143		$912,530.12	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SEKISUI SPECIALTY CHEMICAL-PASADENA, TX	1423 Highway 225	Pasadena	TX	77506	CUSTOMER BAILMENT	$3,836.95	Inventory Only			McJunkin Red Man Corporation
SENECA RESOURCES-BROOKVILLE, PA	51 Zents Blvd	Brookville	PA	15825	CUSTOMER BAILMENT	$58,213.66	Inventory Only			McJunkin Red Man Corporation
SHAWCOR PIPE PROTECTION-FONTANA, CA	14000 San Bernardino Avenue	Fontana	CA	92335	THIRD PARTY — LINE PIPE	$136,958.08	Third Party Yard			McJunkin Red Man Corporation
SHAWCOR PIPE PROTECTION-PEARLAND, TX	4501 Knapp Road	Pearland	TX	77581	THIRD PARTY — LINE PIPE	$14,502,016.32	Third Party Yard			McJunkin Red Man Corporation
SHAWCOR PIPE PROTECTION-VINEYARD, UT	1750 N Pioneer Lane	Vineyard	UT	84058	THIRD PARTY — LINE PIPE	$16,259,297.37	Third Party Yard			McJunkin Red Man Corporation
SHELL REFINING-ANACORTES, WA	600 South Texas Road	Anacortes	WA	98221	CUSTOMER BAILMENT	$22,406.79	Inventory Only			McJunkin Red Man Corporation
SHELL-MARTINEZ, CA	3845 Pacheco Blvd	Martinez	CA	94553	CUSTOMER BAILMENT	$4,419.61	Inventory Only	Owned		McJunkin Red Man Corporation
SHELL-MARTINEZ, CA	3845 Pacheco Blvd	Martinez	CA	94553	CUSTOMER BAILMENT	$11,381.51	Inventory Only			McJunkin Red Man Corporation
SHELL-MARTINEZ, CA	3845 Pacheco Blvd	Martinez	CA	94553	CUSTOMER BAILMENT	$15,637.86	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SHELL-MARTINEZ, CA	3845 Pacheco Blvd	Martinez	CA	94553	CUSTOMER BAILMENT	$15,832.46	Inventory Only			McJunkin Red Man Corporation
SHELL-MARTINEZ, CA	3845 Pacheco Blvd	Martinez	CA	94553	CUSTOMER BAILMENT	$20,834.16	Inventory Only			McJunkin Red Man Corporation
SHELL-MARTINEZ, CA	3845 Pacheco Blvd	Martinez	CA	94553	CUSTOMER BAILMENT	$21,527.31	Inventory Only			McJunkin Red Man Corporation
SHREVEPORT, LA	9104 Linwood Ave.	Shreveport	LA	71106		$2,632,012.47	Service Branch	Agency		McJunkin Red Man Corporation
SIDNEY, MT	2650 South Central	Sidney	MT	59270		$550,720.98	Service Branch	Agency		McJunkin Red Man Corporation
SIVANCE LLC-GAINESVILLE, FL	5002 NE 54th Place	Gainesville	FL	32609	CUSTOMER BAILMENT	$6,753.97	Inventory Only	Owned		McJunkin Red Man Corporation
SOLDOTNA, AK	35159 K-B Drive	Soldotna	AK	99669		$966,608.92	Service Branch	Leased	$5,500.00	McJunkin Red Man Corporation
SOLUTIA-GREENWOOD, SC	Highway 246	Greenwood	SC	29646	CUSTOMER BAILMENT	$7,149.50		Owned		McJunkin Red Man Corporation
SOLUTIA-GREENWOOD, SC	Highway 246	Greenwood	SC	29646	CUSTOMER BAILMENT	$7,149.50	Inventory Only	Leased	$4,320.00	McJunkin Red Man Corporation
SOLVAY ADVANCED POLYMERS-AUGUSTA, GA	1870 Tobacco Road	Augusta	GA	30906	CUSTOMER BAILMENT	$8,276.70		Leased	$5,200.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SOLVAY ADVANCED POLYMERS-AUGUSTA, GA	1870 Tobacco Road	Augusta	GA	30906	CUSTOMER BAILMENT	$8,276.70	Inventory Only	Leased	$11,848.32	McJunkin Red Man Corporation
SOLVAY ADVANCED POLYMERS-AUGUSTA, GA	1870 Tobacco Road	Augusta	GA	30906	CUSTOMER BAILMENT	$31,699.02		Leased	$8,901.00	McJunkin Red Man Corporation
SOLVAY ADVANCED POLYMERS-AUGUSTA, GA	1870 Tobacco Road	Augusta	GA	30906	CUSTOMER BAILMENT	$31,699.02	Inventory Only	Leased	$9,571.56	McJunkin Red Man Corporation
SOLVAY MINERALS-GREEN RIVER, WY	West of Green River	Green River	WY	82935	CUSTOMER BAILMENT	$31,988.89		Leased	$8,933.33	McJunkin Red Man Corporation
SOLVAY MINERALS-GREEN RIVER, WY	West of Green River	Green River	WY	82935	CUSTOMER BAILMENT	$31,988.89	Inventory Only	Leased	$7,500.00	McJunkin Red Man Corporation
SOUTH JERSEY GAS-FRANKLINVILLE, NJ	170 Paradise Blvd	Franklinville	NJ	08322	CUSTOMER BAILMENT	$16,024.78		Leased	$2,000.00	McJunkin Red Man Corporation
SOUTH JERSEY GAS-FRANKLINVILLE, NJ	170 Paradise Blvd	Franklinville	NJ	08322	CUSTOMER BAILMENT	$16,024.78	Inventory Only	Leased	$12,766.67	McJunkin Red Man Corporation
SOUTH JERSEY GAS-GLASSBORO, NJ	142 South Main Street	Glassboro	NJ	08028	CUSTOMER BAILMENT	$48,960.14		Owned		McJunkin Red Man Corporation
SOUTH JERSEY GAS-GLASSBORO, NJ	142 South Main Street	Glassboro	NJ	08028	CUSTOMER BAILMENT	$48,960.14	Inventory Only	Leased	$2,350.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SOUTH JERSEY GAS-MILLVILLE, NJ	1211 North 2nd Street	Millville	NJ	08232	CUSTOMER BAILMENT	$55,500.69		Owned		McJunkin Red Man Corporation
SOUTH JERSEY GAS-MILLVILLE, NJ	1211 North 2nd Street	Millville	NJ	08232	CUSTOMER BAILMENT	$55,500.69	Inventory Only	Leased	$5,000.00	McJunkin Red Man Corporation
SOUTH JERSEY GAS-PLEASANTVILLE, NJ	230 New North Road	Pleasantville	NJ	08232	CUSTOMER BAILMENT	$12,753.64		Leased	$4,000.00	McJunkin Red Man Corporation
SOUTH JERSEY GAS-PLEASANTVILLE, NJ	230 New North Road	Pleasantville	NJ	08232	CUSTOMER BAILMENT	$12,753.64	Inventory Only	Leased	$11,258.75	McJunkin Red Man Corporation
SOUTH JERSEY GAS-PLEASANTVILLE, NJ	111 North Franklin Avenue	Pleasantville	NJ	08232	CUSTOMER BAILMENT	$57,444.47		Leased	$4,860.00	McJunkin Red Man Corporation
SOUTH JERSEY GAS-PLEASANTVILLE, NJ	111 North Franklin Avenue	Pleasantville	NJ	08232	CUSTOMER BAILMENT	$57,444.47	Inventory Only	Leased	$17,633.33	McJunkin Red Man Corporation
SOUTH JERSEY GAS-SWAINTON, NJ	916 Rt 9 North	Swainton	NJ	08210	CUSTOMER BAILMENT	$13,800.97		Leased	$7,100.00	McJunkin Red Man Corporation
SOUTH JERSEY GAS-SWAINTON, NJ	916 Rt 9 North	Swainton	NJ	08210	CUSTOMER BAILMENT	$13,800.97	Inventory Only	Leased	$17,000.00	McJunkin Red Man Corporation
SOUTH JERSEY GAS-SWAINTON, NJ	1708 Rt 9 North	Swainton	NJ	08210	CUSTOMER BAILMENT	$66,042.38		Leased	$5,340.50	McJunkin Red Man Corporation
SOUTH JERSEY GAS-SWAINTON, NJ	1708 Rt 9 North	Swainton	NJ	08210	CUSTOMER BAILMENT	$66,042.38	Inventory Only	Leased	$15,000.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SOUTH JERSEY GAS-VINELAND, NJ	805 Sheridan Ave	Vineland	NJ	08361	CUSTOMER BAILMENT	$17,557.91		Leased	$7,366.66	McJunkin Red Man Corporation
SOUTH JERSEY GAS-VINELAND, NJ	805 Sheridan Ave	Vineland	NJ	08361	CUSTOMER BAILMENT	$17,557.91	Inventory Only	Agency		McJunkin Red Man Corporation
SOUTH JERSEY GAS-WATERFORD WORKS, NJ	305 Center Avenue	Waterford Works	NJ	08089	CUSTOMER BAILMENT	$2,357.23	Inventory Only	Leased	$4,000.00	McJunkin Red Man Corporation
SOUTHWEST SUPPLY-HAZLEHURST, MS	19120 Highway 51	Hazlehurst	MS	39083	CUSTOMER BAILMENT	$12,577.86		Leased	$12,400.00	McJunkin Red Man Corporation
SOUTHWEST SUPPLY-HAZLEHURST, MS	19120 Highway 51	Hazlehurst	MS	39083	CUSTOMER BAILMENT	$12,577.86	Inventory Only	Leased	$8,451.67	McJunkin Red Man Corporation
ST PAUL, MN	353 Fillmore Avenue East	St. Paul	MN	55107		$504,875.48	Service Branch	Leased	$5,500.00	McJunkin Red Man Corporation
ST PAUL, MN	353 Fillmore Avenue East	St. Paul	MN	55107		$504,875.48		Leased	$5,400.00	McJunkin Red Man Corporation
ST. ALBANS, WV	Route 35, NorthWinfield Road	St. Albans	WV	25177		$1,990,909.80	Inventory Only	Leased	$7,800.00	McJunkin Red Man Corporation
ST. ALBANS, WV	Route 35, NorthWinfield Road	St. Albans	WV	25177		$1,990,909.80		Leased	$12,900.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ST. LOUIS, MO	1318 Pine Bluff Drive/3672 Highway 111 per SIMS	St. Charles/Granite City	MO/IL	63304/ 620	40	$461,142.74	Service Branch	Owned		McJunkin Red Man Corporation
ST. LOUIS, MO	1318 Pine Bluff Drive/3672 Highway 111 per SIMS	St. Charles/Granite City	MO/IL	63304/ 620	40	$461,142.74		Leased	$4,800.00	McJunkin Red Man Corporation
STALLION OILFIELD SERVICE-WILLISTON, ND	14070 49th Street NW	Williston	ND	58801	THIRD PARTY — OCTG	$550,737.82	Third Party Yard	Leased	$15,000.00	McJunkin Red Man Corporation
STALLION OILFIELD SERVICE-WILLISTON, ND	14070 49th Street NW	Williston	ND	58801	THIRD PARTY — OCTG	$550,737.82		Leased	$12,945.66	McJunkin Red Man Corporation
STANLEY, ND	6161 Highway 8	Stanley	ND	58784		$1,837,560.16	Service Branch	Leased	$22,300.00	McJunkin Red Man Corporation
STAR TUBULAR SERVICES-LONE STAR, TX	FM 250 Box 300	Lone Star	TX	75668	THIRD PARTY	$5,871,043.53	Third Party Yard	Leased	$28,125.00	McJunkin Red Man Corporation
STEWART TUBULAR PRODUCTS-HOUSTON, TX	1810 Afton	Houston	TX	77055	THIRD PARTY — OCTG	$29,095.35	Third Party Yard	Leased	$2,708.00	McJunkin Red Man Corporation
STUPP CORPORATION-BATON ROUGE, LA	12555 Ronaldson Road	Baton Rouge	LA	70807	THIRD PARTY — LINE PIPE MILL	$2,849,047.38	Third Party Yard			McJunkin Red Man Corporation
STUPP CORPORATION-BATON ROUGE, LA	12555 Ronaldson Road	Baton Rouge	LA	70807	THIRD PARTY — LINE PIPE MILL	$2,849,047.38		Leased	$2,850.00	McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SUPERIOR INSPECTION SERVICE, INC-KALKASKA, MI	1864 Prough Road SW	Kalkaska	MI	49646	THIRD PARTY — PBB	$610,053.14	Third Party Yard — BR 218	Leased	$6,000.00	McJunkin Red Man Corporation
SUPERIOR INSPECTION SERVICE, INC-KALKASKA, MI	1864 Prough Road SW	Kalkaska	MI	49646	THIRD PARTY — PBB	$610,053.14		Leased	$3,600.00	McJunkin Red Man Corporation
SNYDER, TX	3913 LaMesa Highway	Snyder	TX	79549		$295,941.72	Service Branch	Leased	$4,603.33	McJunkin Red Man Corporation
TARGA RESOURCES-EUNICE, NM	Texas Avenue & 4th Street	Eunice	NM	88231	CUSTOMER BAILMENT	$2,965.66	Inventory Only			McJunkin Red Man Corporation
TARGA RESOURCES-GALENA PARK, TX	12807 American Petroleum Rd	Galena Park	TX	77547	CUSTOMER BAILMENT	$4,399.55	Inventory Only			McJunkin Red Man Corporation
TARGA RESOURCES-LOVINGTON, NM	Lovington Highway	Lovington	NM	88260	CUSTOMER BAILMENT	$326.10	Inventory Only			McJunkin Red Man Corporation
TARGA RESOURCES-LOVINGTON, NM	Lovington Highway	Lovington	NM	88260	CUSTOMER BAILMENT	$997.68	Inventory Only			McJunkin Red Man Corporation
TARGA RESOURCES-LOVINGTON, NM	Lovington Highway	Lovington	NM	88260	CUSTOMER BAILMENT	$7,315.77	Inventory Only			McJunkin Red Man Corporation
TARGA RESOURCES-MONT BELVIEU, TX	10319 Highway 146 North	Mont Belvieu	TX	77523	CUSTOMER BAILMENT	$60,006.35	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
TARGA RESOURCES-MONUMENT, NM	Monument Highway	Monument	NM	88265	CUSTOMER BAILMENT	$11,741.05	Inventory Only			McJunkin Red Man Corporation
TEJAS TUBULAR PROCESSING, INC-HOUSTON, TX	8640 N Green River Drive	Houston	TX	77028	THIRD PARTY — OCTG	$34,838.90	Third Party Yard			McJunkin Red Man Corporation
TEXAS CITY, TX	4705 Highway 1765	La Marque	TX	77568		$582,772.60	Service Branch			McJunkin Red Man Corporation
TEXAS STEEL CONV-HOUSTON, TX	3101 Holmes Road	Houston	TX	77021	THIRD PARTY — OCTG	$2,015.50				McJunkin Red Man Corporation
THILMANY, LLC-DE PERE, WI	200 Main Avenue	De Pere	WI	54115	CUSTOMER BAILMENT	$2,469.98	Inventory Only			McJunkin Red Man Corporation
THILMANY, LLC-KAUKAUNA, WI	600 Thilmany Road	Kaukauna	WI	54130	CUSTOMER BAILMENT	$16,254.09	Inventory Only			McJunkin Red Man Corporation
TIOGA, ND	10356 68th Street Northwest	Tioga	ND	58852		$1,997,594.62	Service Branch			McJunkin Red Man Corporation
TIOGA, ND	Hwy 40 North and Signal Road	Tioga	ND	58852		$2,325,621.56	Service Branch			McJunkin Red Man Corporation
TK LINER SHOP-ODESSA, TX	2400 Stevens Road	Odessa	TX	79764	THIRD PARTY — OCTG	$619,024.66	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
TKI-MOATSVILLE, WV	Route 1, Box 256	Moatsville	WV	26405	THIRD PARTY — PBB	$8,802.61	Third Party Yard — BR 017			McJunkin Red Man Corporation
TMK IPSCO-BROOKFIELD, OH	6880 Parkway Drive	Brookfield	OH	44403	THIRD PARTY — OCTG	$6,879.17	Third Party Yard			McJunkin Red Man Corporation
TOLEDO QUALITY NIPPLES-TOLEDO, OH	3110 Frenchmens Road	Toledo	OH	43607	INTERNAL — BR 152	$83,039.06	Inventory Only — BR 152			McJunkin Red Man Corporation
TOLEDO, OH	3110 Frenchmens Road	Toledo	OH	43607		$2,137,293.11	Service Branch	Leased		McJunkin Red Man Corporation
TREND GATHERING AND TREATING-FRANKLIN, TX	9771 FM 979 East	Franklin	TX	77856	CUSTOMER BAILMENT	$52,077.18	Inventory Only			McJunkin Red Man Corporation
TUBO AMELIA SOUTH-AMELIA, LA	2112 Highway 662 N	Amelia	LA	70340	THIRD PARTY — OCTG	$5,829,330.37	Third Party Yard			McJunkin Red Man Corporation
TUBO-CTG-PERMIAN ODSA-ODESSA, TX	316 South Williams	Odessa	TX	79763	THIRD PARTY — OCTG	$490,694.15	Third Party Yard			McJunkin Red Man Corporation
TUBO-INSP-CTG-HARVEY-BC AREA-HARVEY, LA	1208 First Avenue	Harvey	LA	70058	THIRD PARTY — OCTG	$8,004.30	Third Party Yard			McJunkin Red Man Corporation
TUBO-INSP-FARMINGTON-AZTEC, NM	#30 Road 3351	Aztec	NM	87410	THIRD PARTY — OCTG	$355,774.99	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
TUBO-INSP-HUGHES SPRINGS, TX	Highway 161 South	Hughes Springs	TX	75656	THIRD PARTY — OCTG	$60,832.25	Third Party Yard			McJunkin Red Man Corporation
TUBO-INSP-OKLAHOMA CITY, OK	1800 SE 44th Street	Oklahoma City	OK	73127	THIRD PARTY — OCTG	$257,829.75	Third Party Yard			McJunkin Red Man Corporation
TUBO-NORTH-INSP-INT’L-HOUSTON, TX	10222 Sheldon Road	Houston	TX	77049	THIRD PARTY	$20,706,004.13	Third Party Yard			McJunkin Red Man Corporation
TUBOSCOPE COATING EDMOND OK-EDMOND, OK	3600 S Kelley	Edmond	OK	73013	THIRD PARTY — OCTG	$177,020.79	Third Party Yard			McJunkin Red Man Corporation
TUBOSCOPE COATING-HOUMA, LA	209 East Woodlawn Ranch Road	Houma	LA	70363	THIRD PARTY — OCTG	$2,928.52	Third Party Yard			McJunkin Red Man Corporation
TUBOSCOPE COATING-MIDLAND-ODESSA, TX	11919 County Road 128 W	Odessa	TX	79765	THIRD PARTY — OCTG	$1,150,329.15	Third Party Yard			McJunkin Red Man Corporation
TUBOSCOPE-HOUSTON, TX	12100 West Little York	Houston	TX	77041	THIRD PARTY — OCTG	$590.39	Third Party Yard			McJunkin Red Man Corporation
TUBOSCOPE-HOUSTON, TX	10222 Sheldon Road	Houston	TX	77049	THIRD PARTY — OCTG	$91,252.35	Third Party Yard			McJunkin Red Man Corporation
TUBOSCOPE-WILLISTON, ND	N County Road 7	Williston	ND	58801	THIRD PARTY — OCTG	$2,099,511.22	Third Party Yard			McJunkin Red Man Corporation
TUBO-SOUTH-INSP-HOUSTON, TX	9015 Sheldon Road	Houston	TX	77049	THIRD PARTY — OCTG	$7,081,188.83	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
TUBULAR SERVICES-JPORT-HOUSTON, TX	2030 Jacinto Port Blvd	Houston	TX	77015	THIRD PARTY — OCTG	$124,080.14	Third Party Yard			McJunkin Red Man Corporation
TUBULAR SERVICES-MCCARTY-HOUSTON, TX	1010 Mccarty Street	Houston	TX	77029	THIRD PARTY — OCTG	$550,282.26	Third Party Yard			McJunkin Red Man Corporation
TUBULAR SOLUTIONS, LLC-HOUSTON, TX	8800 Miller Road 2	Houston	TX	77049	THIRD PARTY — OCTG	$666.98				McJunkin Red Man Corporation
TULSA, OK	1336 N 143rd E Ave	Tulsa	OK	74116		$1,835,143.06	Service Branch			McJunkin Red Man Corporation
TURNER BROTHERS-EDMOND, OK	4725 North Blvd	Edmond	OK	73013	THIRD PARTY — OCTG	$5,093,678.58	Third Party Yard			McJunkin Red Man Corporation
UGI CENTRAL PENNSYLVANIA GAS INC-WATERFORD, NJ	305 Center Avenue	Waterford	NJ	08089	INTERNAL — BR 020	$133,200.01	Inventory Only — BR 020			McJunkin Red Man Corporation
ULTRA PREMIUM OILFIELD SERVICE-ODESSA, TX	3333 Brazos	Odessa	TX	79763	THIRD PARTY — OCTG	$57,791.81	Third Party Yard			McJunkin Red Man Corporation
ULTRA PREMIUM-HOUSTON, TX	8216 Miller Road #3	Houston	TX	77049	THIRD PARTY — OCTG	$9,387.02	Third Party Yard			McJunkin Red Man Corporation
ULYSSES, KS	2300 West Oklahoma	Ulysses	KS	67880		$481,946.17	Service Branch			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
UNITED CITIES GAS-COLUMBIA, TN	810 Nashville Highway	Columbia	TN	38401	CUSTOMER BAILMENT	$45,971.43	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-FRANKLIN, TN	127 2nd Avenue North	Franklin	TN	37064	CUSTOMER BAILMENT	$43,605.11	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-GREENVILLE, TN	1221 Snapps Ferry Road	Greenville	TN	37745	CUSTOMER BAILMENT	$12,524.61	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-JOHNSON CITY, TN	2833 West Market Street	Johnson City	TN	37604	CUSTOMER BAILMENT	$48,544.96	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-MARION, VA	555 South Main Street	Marion	VA	24354	CUSTOMER BAILMENT	$18,903.04	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-MARYVILLE, TN	1639 Robert C Jackson Drive	Maryville	TN	37801	CUSTOMER BAILMENT	$45,324.89	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-MORRISTOWN, TN	1335 W Andrew Johnson Way	Morristown	TN	37801	CUSTOMER BAILMENT	$32,113.67				McJunkin Red Man Corporation
UNITED CITIES GAS-MURFREESBORO, TN	334 W Lokey Avenue	Murfreesboro	TN	37129	CUSTOMER BAILMENT	$60,442.28	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-RADFORD, VA	1013 First Street	Radford	VA	24141	CUSTOMER BAILMENT	$33,597.13	Inventory Only			McJunkin Red Man Corporation
UNITED CITIES GAS-SHELBYVILLE, TN	321 Lane Parkway	Shelbyville	TN	37160	CUSTOMER BAILMENT	$16,536.84	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
US STEEL-LONE STAR, TX	3 Miles East of Lone Star	Lone Star	TX	75668	THIRD PARTY — OCTG	$1,836,028.55	Third Party Yard			McJunkin Red Man Corporation
VALERO REFINING CO-MEMPHIS, TN	546 W Mallory Avenue	Memphis	TN	38109	CUSTOMER BAILMENT	$29,943.28	Inventory Only			McJunkin Red Man Corporation
VALERO REFINING CO-PORT ARTHUR, TX	Highway 87, Gate 19	Port Arthur	TX	77641	CUSTOMER BAILMENT	$8,386.15	Inventory Only			McJunkin Red Man Corporation
VALERO REFINING TEXAS LP-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$52,060.03	Inventory Only			McJunkin Red Man Corporation
VALERO TEXAS CITY-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$2,890.96	Inventory Only			McJunkin Red Man Corporation
VALERO TEXAS CITY-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$9,582.97	Inventory Only			McJunkin Red Man Corporation
VALERO-HOUSTON, TX	9701 Manchester	Houston	TX	77012	CUSTOMER BAILMENT	$8,330.55	Inventory Only			McJunkin Red Man Corporation
VALERO-HOUSTON, TX	9701 Manchester	Houston	TX	77012	CUSTOMER BAILMENT	$9,145.05	Inventory Only			McJunkin Red Man Corporation
VALERO-HOUSTON, TX	9701 Manchester	Houston	TX	77012	CUSTOMER BAILMENT	$9,807.54	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
VALERO-HOUSTON, TX	9701 Manchester	Houston	TX	77012	CUSTOMER BAILMENT	$10,420.26	Inventory Only			McJunkin Red Man Corporation
VALERO-PORT ARTHUR, TX	Highway 87, Gate 19	Port Arthur	TX	77641	CUSTOMER BAILMENT	$79,535.31	Inventory Only			McJunkin Red Man Corporation
VALERO-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$2,131.96	Inventory Only			McJunkin Red Man Corporation
VALERO-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$2,133.11	Inventory Only			McJunkin Red Man Corporation
VALERO-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$2,926.01	Inventory Only			McJunkin Red Man Corporation
VALERO-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$5,081.48	Inventory Only			McJunkin Red Man Corporation
VALERO-TEXAS CITY, TX	1301 Loop 197 South	Texas City	TX	77590	CUSTOMER BAILMENT	$6,645.98	Inventory Only			McJunkin Red Man Corporation
VALERO-THREE RIVERS, TX	301 Leroy Street	Three Rivers	TX	78071	CUSTOMER BAILMENT	$101,881.57	Inventory Only			McJunkin Red Man Corporation
VALLEY PERFORATING-BAKERSFIELD, CA	3201 Gulf Street	Bakersfield	CA	93308	THIRD PARTY — PBB	$467,884.78	Third Party Yard — BR 122			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
VECTREN UTILITIES-BROOKVILLE, OH	354 Carr Drive	Brookville	OH	45309	TRAILER	$44,237.10	Inventory Only			McJunkin Red Man Corporation
VECTREN UTILITIES-DAYTON, OH	530 N Main Street	Dayton	OH	45405	TRAILER	$51,388.67	Inventory Only			McJunkin Red Man Corporation
VECTREN UTILITIES-TIPP CITY, OH	11990 Peters Pike	Tipp City	OH	45371	TRAILER	$29,320.68	Inventory Only			McJunkin Red Man Corporation
VENTURA SUB BRANCH-VENTURA, CA	3504 North Ventura Avenue	Ventura	CA	93001		$362,592.65	Inventory Only			McJunkin Red Man Corporation
VENTURA, CA	1800 School Canyon Road/3382 N. Ventura Avenue per SIMS	Ventura	CA	93001		$593,776.46	Service Branch			McJunkin Red Man Corporation
VERNAL, UT	1360 East Highway 40	Vernal	UT	84078		$5,019,794.74	Service Branch			McJunkin Red Man Corporation
VERSO PAPER-QUINNESEC, MI	US Highway 2	Quinnesec	MI	49876	CUSTOMER BAILMENT	$41,991.59	Inventory Only			McJunkin Red Man Corporation
VERSO PAPER-SARTELL, MN	100 East Sartell Street	Sartell	MN	56377	CUSTOMER BAILMENT	$36,402.89	Inventory Only			McJunkin Red Man Corporation
VICTOR PIPE-WINFIELD, MO	Highway 79 North	Winfield	MO	63389	THIRD PARTY — OCTG	$7,926.35	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
VIRGINIA NATURAL GAS-DUBOIS, PA	805 Liberty Blvd	Dubois	PA	15801	CUSTOMER BAILMENT	$14,595.00	Inventory Only			McJunkin Red Man Corporation
W.L. PLASTICS-GILLETTE, WY	1301 E Lincoln Street	Gillette	WY	82716	THIRD PARTY — PBB	$241,579.98	Third Party Yard — BR 068			McJunkin Red Man Corporation
W.L. PLASTICS-MILLS, WY	2075 North Pyrite Road	Mills	WY	82644	THIRD PARTY — PBB	$533,175.50	Third Party Yard — BR 068			McJunkin Red Man Corporation
WASHITA VALLEY ENTERPRISES INC-OKLAHOMA CITY, OK	1702 S.E. 59th Street	Oklahoma City	OK	73129	THIRD PARTY — OCTG	$442,881.62	Third Party Yard			McJunkin Red Man Corporation
WATERFORD, NJ	305 Center Avenue	Waterford	NJ	08089		$1,280,493.64	Service Branch	Leased		McJunkin Red Man Corporation
WAYNOKA SATELLITE-WAYNOKA, OK	942 Main Street	Waynoka	OK	73860		$99,003.69	Inventory Only			McJunkin Red Man Corporation
WEST WICHITA GAS GATHERING, LLC-CHENEY, KS	13521 NE 10th Street	Cheney	KS	67025	CUSTOMER BAILMENT	$16,696.08	Inventory Only			McJunkin Red Man Corporation
WESTERMAN CO-BREMEN, OH	245 N Broad Street	Bremen	OH	43107	THIRD PARTY — PBB	$347,515.00	Third Party Yard — BR 042			McJunkin Red Man Corporation
WESTERN PIPE COATERS & ENGRS-OREM, UT	W 2800 N Street	Orem	UT	84058	THIRD PARTY — LINE PIPE	$24,270.20	Third Party Yard			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
WESTERN PIPE COATERS-VINEYARD, UT	1610 North 250 West	Vineyard	UT	84058	THIRD PARTY — LINE PIPE	$25,959.90	Third Party Yard			McJunkin Red Man Corporation
WESTERN PIPE SERVICES-HUEYTOWN, AL	3360 Davey Allison Blvd	Hueytown	AL	35023	THIRD PARTY — OCTG	$1,906,112.63	Third Party Yard			McJunkin Red Man Corporation
WESTERN PIPE SRV-HUEYTOWN, AL	3360 Davey Allison Blvd	Hueytown	AL	35023	THIRD PARTY — LINE PIPE	$5,501,065.38	Third Party Yard — MRC			McJunkin Red Man Corporation
WESTLAKE CORP-CALVERT CITY, KY	2468 Industrial Parkway	Calvert City	KY	42029	CUSTOMER BAILMENT	$21,441.54	Inventory Only			McJunkin Red Man Corporation
WESTLAKE GROUP-CALVERT CITY, KY	2468 Industrial Parkway	Calvert City	KY	42029	CUSTOMER BAILMENT	$477.80	Inventory Only			McJunkin Red Man Corporation
WESTLAKE GROUP-CALVERT CITY, KY	2468 Industrial Parkway	Calvert City	KY	42029	CUSTOMER BAILMENT	$16,757.12	Inventory Only			McJunkin Red Man Corporation
WESTLAKE GROUP-CLAVERT CITY, KY	2468 Industrial Parkway	Calvert City	KY	42029	CUSTOMER BAILMENT	$251.27	Inventory Only			McJunkin Red Man Corporation
WESTLAKE-CALVERT CITY, KY	2468 Industrial Parkway	Calvert City	KY	42029	CUSTOMER BAILMENT	$254.58	Inventory Only			McJunkin Red Man Corporation
WESTON RM-WESTON, WV	1748 Old Route 33 East	Weston	WV	26452		$185,064.64		Leased		McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
WILLIAMS E & P-AZTEC, NM	721 S Main Street	Aztec	NM	87410	CUSTOMER BAILMENT	$3,964.59	Inventory Only			McJunkin Red Man Corporation
WILLIAMS ENERGY-GREEN RIVER, WY	4980 Highway 374	Green River	WY	82935	CUSTOMER BAILMENT	$1,179.75	Inventory Only			McJunkin Red Man Corporation
WILLIAMS ENERGY-LA BARGE, WY	9 Miles N Route 189	La Barge	WY	83123	CUSTOMER BAILMENT	$7,722.71	Inventory Only			McJunkin Red Man Corporation
WILLIAMS ENERGY-OPAL, WY	1 Mile S Route 30	Opal	WY	83124	CUSTOMER BAILMENT	$7,844.39	Inventory Only			McJunkin Red Man Corporation
WILLIAMS ENERGY-WAMSUTTER, WY	8 Miles S Continental	Wamsutter	WY	82336	CUSTOMER BAILMENT	$9,247.29	Inventory Only			McJunkin Red Man Corporation
WILLIAMS FIELD SERVICE-BLANCO, NM	Mile Marker 100.5 Highway 64	Blanco	NM	87412	CUSTOMER BAILMENT	$2,528.27	Inventory Only			McJunkin Red Man Corporation
WILLIAMS FIELD SERVICE-BLOOMFIELD, NM	#190 County Road 4980	Bloomfield	NM	87413	CUSTOMER BAILMENT	$4,027.14	Inventory Only			McJunkin Red Man Corporation
WILLIAMS FIELD SERVICE-BLOOMFIELD, NM	#190 County Road 4980	Bloomfield	NM	87413	CUSTOMER BAILMENT	$6,219.34	Inventory Only			McJunkin Red Man Corporation
WILLIAMS FIELD SERVICE-BLOOMFIELD, NM	#190 County Road 4980	Bloomfield	NM	87413	CUSTOMER BAILMENT	$30,958.85	Inventory Only			McJunkin Red Man Corporation
WILLIAMS FIELD SERVICE-DURANGO, CO	3746 County Road 307	Durango	CO	81303	CUSTOMER BAILMENT	$7,950.00	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
WILLIAMS PRODUCTION-AZTEC, NM	721 S Main Street	Aztec	NM	87410	TRAILER	$23,666.91	Inventory Only			McJunkin Red Man Corporation
WILLIAMS PRODUCTION-AZTEC, NM	721 S Main Street	Aztec	NM	87410	TRAILER	$31,403.04	Inventory Only			McJunkin Red Man Corporation
WILLISTON, ND	2218 4th Ave. W	Williston	ND	58801		$761,104.88	Service Branch			McJunkin Red Man Corporation
WILLISTON, ND	4928 Highway 35	Williston	ND	58801		$6,298,870.54	Service Branch			McJunkin Red Man Corporation
WILMINGTON, NC	3340 A US Highway 420 North	Wilmington	NC	[ ]		$131,685.56		Leased		McJunkin Red Man Corporation
WOMBLE COMPANY, INC-HOUSTON, TX	5875 Kelley Street	Houston	TX	77026	THIRD PARTY — LINE PIPE	$19,806.66	Third Party Yard			McJunkin Red Man Corporation
WOMBLE COMPANY, INC-HOUSTON, TX	13605 Industrial Road	Houston	TX	77015	THIRD PARTY — LINE PIPE	$3,554,673.84	Third Party Yard			McJunkin Red Man Corporation
WOODWARD, OK	3920 Oklahoma Ave.	Woodward	OK	73801		$1,540,321.05	Service Branch			McJunkin Red Man Corporation
WOOSTER OH YARD-WOOSTER, OH	291 Bransetter Street	Wooster	OH	44691		$3,343,959.79	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
WOOSTER TOOL & SUPPLY-WOOSTER, OH	899 Venture Blvd	Wooster	OH	44691	THIRD PARTY — PBB	$167,435.00	Third Party Yard — BR 042			McJunkin Red Man Corporation
WOOSTER, OH	291 Bransetter Street	Wooster	OH	44691		$551,592.60	Service Branch			McJunkin Red Man Corporation
WRB REFINING LLC-BORGER, TX	Spur 119 N & Whittenburg	Borger	TX	79007	CUSTOMER BAILMENT	$1,237.22	Inventory Only			McJunkin Red Man Corporation
WRB REFINING LLC-BORGER, TX	Spur 119 N & Whittenburg	Borger	TX	79007	CUSTOMER BAILMENT	$3,770.62	Inventory Only			McJunkin Red Man Corporation
WRB REFINING LLC-BORGER, TX	Spur 119 N & Whittenburg	Borger	TX	79007	CUSTOMER BAILMENT	$4,237.28	Inventory Only			McJunkin Red Man Corporation
WRB REFINING LLC-BORGER, TX	Spur 119 N & Whittenburg	Borger	TX	79007	CUSTOMER BAILMENT	$4,834.31	Inventory Only			McJunkin Red Man Corporation
WRB REFINING LLC-BORGER, TX	Spur 119 N & Whittenburg	Borger	TX	79007	CUSTOMER BAILMENT	$4,876.60	Inventory Only			McJunkin Red Man Corporation
WRB REFINING LLC-BORGER, TX	Spur 119 N & Whittenburg	Borger	TX	79007	CUSTOMER BAILMENT	$5,131.94	Inventory Only			McJunkin Red Man Corporation
WRB REFINING LLC-BORGER, TX	Spur 119 N & Whittenburg	Borger	TX	79007	CUSTOMER BAILMENT	$12,454.10	Inventory Only			McJunkin Red Man Corporation

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
WRB REFINING LLC-ROXANA,IL	Highway 111	Roxana	IL	62084	CUSTOMER BAILMENT	$83,843.15	Inventory Only			McJunkin Red Man Corporation
XTO ENERGY-DONIE, TX	215 County Road 750	Donie	TX	75838	CUSTOMER BAILMENT	$27,027.63	Inventory Only			McJunkin Red Man Corporation
XTO YARD-JEWETT, TX	101 FM 1512	Jewett	TX	75846	CUSTOMER BAILMENT	$47,658.77	Inventory Only			McJunkin Red Man Corporation
XTO YARD-TEAGUE, TX	FM 179	Teague	TX	75860	CUSTOMER BAILMENT	$30,639.46	Inventory Only			McJunkin Red Man Corporation
XXTREME PIPE STORAGE, LLC-HOUSTON, TX	7814 Miller Road #3	Houston	TX	77049	THIRD PARTY — OCTG	$3,026,858.62	Third Party Yard			McJunkin Red Man Corporation
XXTREME PIPE STORAGE-LONE STAR, TX	2694 FM250	Lone Star	TX	75668	THIRD PARTY — OCTG	$16,290.05	Third Party Yard			McJunkin Red Man Corporation
APACHE WEYBURN-WEYBURN, SK	Box 2005	Weyburn	SK		CUSTOMER BAILMENT	$62,349.95	Inventory Only			Midfield Supply ULC
APACHE ZAMA-HIGH LEVEL, AB	10498 93 Street	High Level	AB			$272,257.94	Inventory Only			Midfield Supply ULC
B&R ECKLES — LLOYDMINSTER-LLOYDMINSTER, SK	Highway 16 East	Lloydminster	SK		THIRD PARTY — PBB	$778,755.14	Third Party Yard			Midfield Supply ULC
B&R ECKLES(SABRE) — LLOYDMINSTER-LLOYDMINSTER, SK	Highway 16 East	Lloydminster	SK		THIRD PARTY — PBB	$100,633.33	Third Party Yard			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
B&R ECKLES-LLOYDMINSTER, SK	Highway 16 East	Lloydminster	SK		THIRD PARTY — OCTG	$154,709.24	Third Party Yard			Midfield Supply ULC
BERT BAXTER-ESTEVAN-ESTEVAN, SK	301 Kensington Avenue	Estevan	SK	S4A 2L7	THIRD PARTY — OCTG	$237,311.07	Third Party Yard			Midfield Supply ULC
CENOVUS ENERGY-CONKLIN, AB	SE-17-76-6W4	Conklin	AB		CUSTOMER BAILMENT	$114,724.97	Inventory Only			Midfield Supply ULC
CLARESHOLM-CLARESHOLM, AB	4209 Street East	Claresholm	AB			$232,278.40	Inventory Only			Midfield Supply ULC
CLASSIC HOT SHOT-TABER, AB	SW 12-10-16W4	Taber	AB	T1G 2C6	THIRD PARTY — PBB	$187,674.20	Third Party Yard			Midfield Supply ULC
CNRL CONKLIN-CONKLIN, AB	Lot 100 Poplar Drive	Conklin	AB		CUSTOMER BAILMENT	$26,395.57	Inventory Only			Midfield Supply ULC
CNRL HELMUT-FORT NELSON, BC	4851 — 44 Avenue	Fort Nelson	BC		CUSTOMER BAILMENT	$111,032.24	Inventory Only			Midfield Supply ULC
CNRL LLOYDMINSTER-LONE ROCK, SK	13-11-47-27W3	Lone Rock	SK		CUSTOMER BAILMENT	$27,189.66	Inventory Only			Midfield Supply ULC
CNRL-ATHABASCA, AB	12-09-81-23W4	Athabasca	AB		CUSTOMER BAILMENT	$251,366.56	Inventory Only			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CNRL-BONNYVILLE, AB	14-08-68-04W4	Bonnyville	AB		CUSTOMER BAILMENT	$23,859.63	Inventory Only			Midfield Supply ULC
CNRL-BONNYVILLE, AB	14-08-68-04W4	Bonnyville	AB		CUSTOMER BAILMENT	$112,197.34	Inventory Only			Midfield Supply ULC
CONESTOGA-BOW ISLAND-BOW ISLAND, AB	1010 1st Aven	Bow Island	AB		THIRD PARTY — OCTG	$149,975.05	Third Party Yard			Midfield Supply ULC
CONOCOPHILLIPS-ALSASK, SK	6-1-28-28W3	Alsask	SK		CUSTOMER BAILMENT	$17,992.90	Inventory Only			Midfield Supply ULC
CONOCOPHILLIPS-ANZAC, AB	Site 914 Mod 4 Comp 9 RR2	Surmont	AB		CUSTOMER BAILMENT	$32,162.93	Inventory Only			Midfield Supply ULC
CONOCOPHILLIPS-CESSFORD, AB	2-8-24-12W4	Cessford	AB		CUSTOMER BAILMENT	$6,455.75	Inventory Only			Midfield Supply ULC
CONOCOPHILLIPS-ECKVILLE, AB	Box 339	Eckville	AB		CUSTOMER BAILMENT	$25,625.09	Inventory Only			Midfield Supply ULC
CONOCOPHILLIPS-EDSON, AB	PO Box 6750	Peco	AB		CUSTOMER BAILMENT	$1,725.30	Inventory Only			Midfield Supply ULC
CONOCOPHILLIPS-GRAND PRAIRIE, AB	9701 116 Street	Grand Prairie	AB		CUSTOMER BAILMENT	$32,327.07		Owned		Midfield Supply ULC
CONOCOPHILLIPS-GRAND PRAIRIE, AB	9701 116 Street	Grand Prairie	AB		CUSTOMER BAILMENT	$32,327.07	Inventory Only	Leased	$9,940.00	Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
CONOCOPHILLIPS-GRAND PRAIRIE, AB	B-59-D193-P-8	Grand Prairie	AB		CUSTOMER BAILMENT	$35,965.89				Midfield Supply ULC
CONOCOPHILLIPS-GRAND PRAIRIE, AB	B-59-D193-P-8	Grand Prairie	AB		CUSTOMER BAILMENT	$35,965.89	Inventory Only	Leased	$25,693.37	Midfield Supply ULC
CONOCOPHILLIPS-GRANDE PRAIRIE, AB	12101 — 101 Avenue	Grande Prairie	AB		CUSTOMER BAILMENT	$1,057.74	Inventory Only	Leased	$7,155.00	Midfield Supply ULC
CONOCOPHILLIPS-GRANDE PRAIRIE, AB	12101 — 101 Avenue	Grande Prairie	AB		CUSTOMER BAILMENT	$1,948.11	Inventory Only	Leased	$10,280.00	Midfield Supply ULC
CONOCOPHILLIPS-GRANDE PRAIRIE, AB	12101 — 101 Avenue	Grande Prairie	AB		CUSTOMER BAILMENT	$6,476.10	Inventory Only	Leased	$25,000.00	Midfield Supply ULC
CONOCOPHILLIPS-MAJORVILLE, AB	14-32-18-19W4	Majorville	AB		CUSTOMER BAILMENT	$3,715.20		Leased	$10,290.00	Midfield Supply ULC
CONOCOPHILLIPS-MAJORVILLE, AB	14-32-18-19W4	Majorville	AB		CUSTOMER BAILMENT	$3,715.20	Inventory Only	Leased	$9,376.04	Midfield Supply ULC
CONOCOPHILLIPS-MORRIN, AB	Highway 27 East	Morrin	AB		CUSTOMER BAILMENT	$7,350.04		Leased	$4,600.00	Midfield Supply ULC
CONOCOPHILLIPS-MORRIN, AB	Highway 27 East	Morrin	AB		CUSTOMER BAILMENT	$7,350.04	Inventory Only	Leased	$5,039.00	Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
ESTEVAN-ESTEVAN,SK	#7, Highway 39 East	Estevan	SK			$460,508.90	Inventory Only			Midfield Supply ULC
FONTANA’S VERDIN, MB-VIRDEN, MB	Box 2067	Virden	MB		THIRD PARTY — OCTG	$248,564.92	Third Party Yard	Owned		Midfield Supply ULC
FONTANA’S VERDIN, MB-VIRDEN, MB	Box 2067	Virden	MB		THIRD PARTY — OCTG	$248,564.92		Customer Site		Midfield Supply ULC
G&L SLOTCO — NISKU-LEDUC, AB	3911 77th Avenue	Leduc	AB		THIRD PARTY — OCTG	$56,093.56	Third Party Yard	Leased	$3,500.00	Midfield Supply ULC
G&L SLOTCO — NISKU-LEDUC, AB	3911 77th Avenue	Leduc	AB		THIRD PARTY — OCTG	$56,093.56		Leased	$5,250.00	Midfield Supply ULC
GARNEAU — CAMROSE-CAMROSE, AB	5233 39th Street	Camrose	AB		THIRD PARTY — LINE PIPE	$191,251.62		Leased	$1,550.00	Midfield Supply ULC
HANNA-HANNA, AB	Bay 1 508 Railway Avenue	Hanna	AB			$306,937.03	Inventory Only			Midfield Supply ULC
HARVEST OPERATIONS CORPORATION-RED EARTH, AB	08-11-87-09 W5M	Red Earth	AB		CUSTOMER BAILMENT	$16,504.66	Inventory Only			Midfield Supply ULC
HINTON-HINTON, AB	173 Hampshire Road	Hinton	AB			$419,444.29	Inventory Only			Midfield Supply ULC
HUSKY ENERGY-BONNYVILLE, AB	12-28-64-4W4	Bonnyville	AB		CUSTOMER BAILMENT	$8,282.79	Inventory Only			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
HUSKY ENERGY-LLOYDMINSTER, AB	5650 52nd Street	Lloydminster	AB		CUSTOMER BAILMENT	$17,581.71	Inventory Only			Midfield Supply ULC
HUSKY ENERGY-LLOYDMINSTER, SK	Upgrader Road	Lloydminster	AB		CUSTOMER BAILMENT	$21,367.62	Inventory Only			Midfield Supply ULC
HUSKY ENERGY-MORINVILLE, AB	10-23-78-25 W4M	Morinville	AB		CUSTOMER BAILMENT	$9,292.26	Inventory Only			Midfield Supply ULC
HUSKY OIL OPERATIONS LTD-ROCKY MTN HOUSE, AB	LSD S 1/2 02-37-10 W5	Rocky Mtn House	AB		CUSTOMER BAILMENT	$111,854.05	Inventory Only			Midfield Supply ULC
HUSKY OIL-LLOYDMINSTER, AB	Highway 16 East	Lloydminster	AB		THIRD PARTY — PBB	$787,675.13	Third Party Yard			Midfield Supply ULC
HUSKY RAINBOW LAKE-RAINBOW LAKE, AB	Home Road and Highway 53	Rainbow Lake	AB		CUSTOMER BAILMENT	$193,366.47	Inventory Only			Midfield Supply ULC
HUSKY-THREE HILLS, AB	5-19-35-22W4	Three Hills	AB		CUSTOMER BAILMENT	$4,124.31	Inventory Only			Midfield Supply ULC
KEYERA ROCKY MTN HOUSE-ROCKY MTN HOUSE, AB	Box 2000	Rocky Mtn House	AB		CUSTOMER BAILMENT	$10,493.29	Inventory Only			Midfield Supply ULC
L&C-ESTEVAN-ESTEVAN, SK	24 Highway 39 East	Estevan	SK		THIRD PARTY — OCTG	$3,584.00	Third Party Yard			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MIDFIELD SUPPLY, ULC-ANZAC, AB	105 Oak Court	Anzac	AB			$302,780.84	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-ATHABASCA, AB	4014-53 Street	Athabasca	AB			$2,271,824.07	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-BONNYVILLE, AB	5709 52nd Ave	Bonnyville	AB			$375,778.59	Admin Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-BONNYVILLE, AB	6504-50th Avenue	Bonnyville	AB			$3,931,807.90	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-BROOKS, AB	1140 — 2nd Street W	Brooks	AB			$2,351,874.80	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-CALGARY, AB	7072 112 Avenue SE	Calgary	AB			$45,824.39	Admin Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-CALGARY, AB	7072 112 Avenue SE	Calgary	AB			$211,874.15	Admin Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-CARLYLE, SK	402 — 9 Service Road S	Carlyle	SK			$919,951.48	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-CONSORT, AB	5308 — 44 Street	Consort	AB			$670,816.85	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-CORONATION, AB	4457 Victoria Ave.	Coronation	AB			$356,203.34	Service Branch			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MIDFIELD SUPPLY, ULC-CORUNNA, ON	487 Polymoore Drive	Corunna	ON			$1,033,350.84	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-DAWSON CREEK, BC	Highway 2 & Vic Turner Road, Lot 12-49	Dawson Creek	BC			$279,378.69	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-DRAYTON VALLEY, AB	2449 — 50th Street P.O. Box 6750	Drayton Valley	AB			$800,464.80	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-DRUMHELLER, AB	840 Railway Avenue South	Drumheller	AB			$829,059.78	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-EDSON, AB	5907A 4th Avenue	Edson	AB			$1,417,860.98	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-ELK POINT, AB	4601-50 Avenue	Elk Point	AB			$1,061,815.52	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-FORT NELSON, BC	4851 — 44 Ave P.O Box 1078	Fort Nelson	BC			$565,187.05	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-FORT ST JOHN, BC	8529 — 100th Street	Fort St. John	BC			$997,242.96	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-FOX CREEK, AB	204B Highway Ave.	Fox Creek	AB			$733,963.22	Service Branch			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MIDFIELD SUPPLY, ULC-GRANDE CACHE, AB	10016-99 Street	Grande Cache	AB			$596,458.93	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-GRANDE PRAIRIE, AB	12102-101 Ave	Grande Prairie	AB			$2,514,734.65	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-GULL LAKE, SK	1119 Renfrew Street	Gull Lake	SK			$776,789.68	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-HIGH LEVEL, AB	10498-93 Street	High Level	AB			$884,293.12	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-KINDERSLEY, SK	1301 11th Avenue	Kindersley	SK			$696,253.70	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-LLOYDMINSTER, AB	5106 — 63 Street	Lloydminster	AB			$1,347,564.45	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-LLOYDMINSTER, AB	6102-56 Street-PVF Shop	Lloydminster	AB			$3,526,085.64	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-MACKLIN, SK	5413-47th Street	Macklin	SK			$1,533,234.74	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-MAIDSTONE, SK	215 Pearson Little Avenue West (Box 239)	Maidstone	SK			$626,025.82	Service Branch			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MIDFIELD SUPPLY, ULC-MEDICINE HAT, AB	1702 — 10th Ave SW	Medicine Hat	AB			$513,962.11	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-NISKU, AB	502-25 Avenue	Nisku	AB			$1,559,445.53	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-NISKU, AB	502-25 Avenue	Nisku	AB			$19,838,379.85	Hub			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-PEACE RIVER, AB	8120-102 Avenue	Peace River	AB			$854,743.23	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-PROVOST, AB	5319 38th St.	Provost	AB	T0B-3S0		$626,294.16	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-RAINBOW LAKE, AB	Home Road and Highway 53	Rainbow Lake	AB			$803,144.22	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-RED DEER, AB	7555 Edgar Industrial Drive	Red Deer	AB			$647,752.71	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-RICHMOUND, SK	Highway 371 E	Richmound	SK			$177,771.07	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-ROCKY MTN HOUSE, AB	4519-43 Street	Rocky Mtn House	AB			$1,504,382.07	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-STRATHMORE, AB	132 Orchard Way	Strathmore	AB			$48,128.53	Service Branch			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MIDFIELD SUPPLY, ULC-SWAN HILLS, AB	4631 Federated Road	Swan Hills	AB			$624,308.35	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-SWIFT CURRENT, SK	2495 N. Service Road W.	Swift Current	SK			$714,600.58	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-TABER, AB	6202 - 64 Street	Taber	AB			$997,968.67	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-VALLEYVIEW, AB	4808 37 Avenue	Valleyview	AB			$143,409.54	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-VIRDEN, MB	S#1 Hwy & Junction 25	Virden	MB			$504,299.00	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-WEYBURN, SK	1733 Railway Avenue	Weyburn	SK			$817,414.04	Service Branch			Midfield Supply ULC
MIDFIELD SUPPLY, ULC-WHITECOURT, AB	3430-33 St	Whitecourt	AB			$846,277.03	Service Branch			Midfield Supply ULC
MILLER OIL FIELD - NISKU-NISKU, AB	2201 9th Street	Nisku	AB		THIRD PARTY - OCTG	$1,197,051.91	Third Party Yard			Midfield Supply ULC
MRC MIDFIELD PUMP SHOP-LLOYDMINSTER, AB	6206 44th Street	Lloydminster	AB			$1,115,349.71	Inventory Only			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
MRC MIDFIELD TRUCKS-LLOYDMINSTER, AB	5105 63 Street	Lloydminster	AB		TRUCK STOCK	$7,494.64	Inventory Only			Midfield Supply ULC
MRC MIDFIELD TRUCKS-LLOYDMINSTER, AB	5105 63 Street	Lloydminster	AB		TRUCK STOCK	$8,013.30	Inventory Only			Midfield Supply ULC
MRC MIDFIELD TRUCKS-LLOYDMINSTER, AB	5105 63 Street	Lloydminster	AB		TRUCK STOCK	$8,850.83	Inventory Only			Midfield Supply ULC
MRC MIDFIELD TRUCKS-LLOYDMINSTER, AB	5105 63 Street	Lloydminster	AB		TRUCK STOCK	$9,103.04	Inventory Only			Midfield Supply ULC
MRC MIDFIELD TRUCKS-LLOYDMINSTER, AB	5105 63 Street	Lloydminster	AB		TRUCK STOCK	$10,563.36	Inventory Only			Midfield Supply ULC
MRC MIDFIELD TRUCKS-LLOYDMINSTER, AB	5105 63 Street	Lloydminster	AB		TRUCK STOCK	$10,874.71	Inventory Only			Midfield Supply ULC
PE BEN - BROOKS-BROOKS, AB	150 Industrial Road	Brooks	AB	T1R 1C7	THIRD PARTY - OCTG	$1,032.87	Third Party Yard	Owned		Midfield Supply ULC
PEBEN - BROOKS-BROOKS, AB	150 Industrial Road	Brooks	AB	T1R 1C7	THIRD PARTY - PBB	$460,138.37	Third Party Yard	Owned		Midfield Supply ULC
PEBEN - BROOKS-BROOKS, AB	150 Industrial Road	Brooks	AB	T1R 1C7	THIRD PARTY - PBB	$460,138.37		Leased	$2,400.00	Midfield Supply ULC
PEBEN - DIMSDALE-(DIMSDALE) GRANDE PRAIRIE, AB	RR 2	Dimsdale	AB	T8V 2Z9	THIRD PARTY - OCTG	$841,036.57	Third Party Yard	Owned		Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
PEBEN — EDMONTON-EDMONTON, AB	4510 17th Street NW	Edmonton	AB	T6P 1X5	THIRD PARTY — OCTG	$341,992.65	Third Party Yard	Leased	$2,350.00	Midfield Supply ULC
PEBEN — NISKU-NISKU, AB	605 17th Avenue	Nisku	AB	T9E 7T2	THIRD PARTY — OCTG	$1,636,237.99	Third Party Yard	Leased	$4,550.00	Midfield Supply ULC
PEBEN — NISKU-NISKU, AB	605 17th Avenue	Nisku	AB	T9E 7T2	THIRD PARTY — OCTG	$1,636,237.99		Leased	$7,513.33	Midfield Supply ULC
PREMIUM INSPECTION-NISKU-NISKU, AB	2306 8th Street	Nisku	AB		THIRD PARTY — OCTG	$24,201.98	Third Party Yard			Midfield Supply ULC
REDWATER-REDWATER, AB	4724 44 Street	Redwater	AB			$270,670.20	Inventory Only			Midfield Supply ULC
RG INDUSTRIES — EDMONTON-EDNOMTON, AB	6939 68th Avenue	Edmonton	AB		THIRD PARTY — PBB	$99,109.12	Third Party Yard			Midfield Supply ULC
RIMBEY-RIMBEY, AB	5020 45 Avenue	Rimbey	AB			$233,766.13	Inventory Only			Midfield Supply ULC
SANDY’S OILFIELD — EDMONTON-NISKU, AB	2306 B 8th Street	Nisku	AB		THIRD PARTY — OCTG	$1,528,863.33	Third Party Yard			Midfield Supply ULC
SHAW — EDMONTON 21ST-EDMONTON, AB	10275 21st Street	Edmonton	AB		THIRD PARTY — LINE PIPE	$734,906.17	Third Party Yard			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
SHAW — EDMONTON 34TH ST-EDMONTON, AB	6010 30th Street	Edmonton	AB		THIRD PARTY — LINE PIPE	$4,279,148.28	Third Party Yard			Midfield Supply ULC
SHAW CAMROSE, AB-CAMROSE, AB	5117 39th Street	Camrose	AB		THIRD PARTY — LINE PIPE	$32,783.31	Third Party Yard			Midfield Supply ULC
STETTLER-STETTLER, AB	Box 1693	Stettler	AB			$463,897.85	Inventory Only	Leased	$1,500.00	Midfield Supply ULC
SUCKER RODS (R&M ENERGY)-NISKU, AB	502-25 Avenue	Nisku	AB		THIRD PARTY — PBB	$427,068.12	Third Party Yard	Leased	$3,000.00	Midfield Supply ULC
SUCKER RODS (RG INDUSTRIES)-NISKU, AB	502-25 Avenue	Nisku	AB		THIRD PARTY — PBB	$651,491.71	Third Party Yard	Leased	$7,000.00	Midfield Supply ULC
TAQA NORTH-CROSSFIELD, AB	Cross Field Gas Plant	Crossfield	AB		CUSTOMER BAILMENT	$8,487.08				Midfield Supply ULC
TMS TRUCKING-BLACKFALDS, AB	Box 2350	Blackfalds	AB		THIRD PARTY — OCTG	$345,733.40				Midfield Supply ULC
TOTAL OILFIELD — MANNING-MANNING, AB	PO Box 1269	Manning	AB		THIRD PARTY — OCTG	$124,557.40				Midfield Supply ULC
TRANSCO — BROOKS-BROOKS, AB	Joan Trucking Road	Brooks	AB		THIRD PARTY — PBB	$74,179.97	Third Party Yard			Midfield Supply ULC
TRANSCO — RAINBOW LAKE-RAINBOW LAKE, AB	14 Del Rio Street	Rainbow Lake	AB	T0H 2Y0	THIRD PARTY — PBB	$35,291.76	Third Party Yard			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
TRANSCO (FLINT) — BROOKS-BROOKS, AB	Box 2020	Brooks	AB		THIRD PARTY — OCTG	$683,546.47	Third Party Yard			Midfield Supply ULC
TRANSCO (FLINT) — SWIFT CURRENT-SWIFT CURRENT, SK	3297 N Service Road West	Swift Current	SK	S9H 4G5	THIRD PARTY — PBB	$600,355.27	Third Party Yard			Midfield Supply ULC
TRANSCO (FLINT) — LLOYDMINSTER-LLOYDMINSTER, SK	Box 1829	Lloydminster	SK	S9V 1N4	THIRD PARTY — OCTG	$620,067.32	Third Party Yard			Midfield Supply ULC
TRANSCO (FLINT) — MEDICINE HAT-MEDICINE HAT, AB	617 18th Street SW	Medicine Hat	AB	T1A 7G5	THIRD PARTY — OCTG	$20,217.16	Third Party Yard			Midfield Supply ULC
TUBOSCOPE — NISKU-NISKU, AB	2304A 8th Street	Nisku	AB		THIRD PARTY — PBB	$67,141.27	Third Party Yard			Midfield Supply ULC
VDM — EDMONTON-SHERWOOD PARK, AB	PO Box 3078 Stn Main	Sherwood Park	AB		THIRD PARTY — OCTG	$2,512,390.93	Third Party Yard			Midfield Supply ULC
VDM — RED DEER-RED DEER, AB	37428 Range Road 273	Red Deer	AB		THIRD PARTY — OCTG	$105,157.44	Third Party Yard			Midfield Supply ULC
W.L. PLASTICS-CROSSFIELD, AB	1030 Western Drive	Crossfield	AB		THIRD PARTY — PBB	$86,341.15	Third Party Yard			Midfield Supply ULC
WAINWRIGHT-WAINWRIGHT, AB	106 16 Avenue	Wainwright	AB			$650,506.57	Inventory Only			Midfield Supply ULC

									Rent
						Inventory			Expense	Perfection
Name	Address	City	State	Zip	RB Type	Value	Type	Leased/Owned	(monthly)	Entity
WITHERS — GRANDE PRAIRIE-GRANDE PRAIRIE, AB	Box 1480	Grande Prairie	AB		THIRD PARTY — OCTG	$193,720.27	Third Party Yard			Midfield Supply ULC
WITHERS — NISKU-NISKU, AB	1805 8th Street	Nisku	AB		THIRD PARTY — PBB	$49,175.54	Third Party Yard			Midfield Supply ULC
WITHERS — PROVOST-PROVOST, AB	5903 Lagoon Drive	Provost	AB		THIRD PARTY — OCTG	$308,970.38	Third Party Yard			Midfield Supply ULC
WITHERS — PROVOST-PROVOST, AB	5903 Lagoon Drive	Provost	AB		THIRD PARTY — PBB	$398,099.03	Third Party Yard			Midfield Supply ULC